                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-7450

                        METLIFE INVESTMENT FUNDS, INC.
              (Exact name of registrant as specified in charter)

                   400 Atrium Drive, Somerset, NJ 08873-4172
              (Address of principal executive offices) (Zip code)

                           Alan C. Leland, President
                        MetLife Investment Funds, Inc.
                               400 Atrium Drive
                        Somerset, New Jersey 08873-4172
                    (Name and address of agent for service)

                                   Copy To:
                             Christopher E. Palmer
                              Goodwin Procter LLP
                           901 New York Avenue, N.W.
                            Washington, D.C. 20001
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: 732-514-2000

                     Date of fiscal year end: December 31

      Date of reporting period: January 1, 2006 through December 31, 2006

[LOGO] MetLife Investment
       Funds, Inc.
                                    [GRAPHIC]




 Annual Report December 31, 2006

 MetLife Investment International Stock Fund

 MetLife Investment Small Company Stock Fund

 MetLife Investment Large Company Stock Fund

 MetLife Investment Diversified Bond Fund

Letter from the Chairman of the Board

February 2007

To Our Investors:

   We are pleased to provide you with the December 31, 2006 Annual Report for the MetLife Investment Funds, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product or Qualified Plan.

   Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

   We look forward to serving your future investment needs.

                                Sincerely,


                                  /s/
                                  Elizabeth M. Forget
                                Elizabeth M. Forget
                                Chairman of the Board
                                MetLife Investment Funds, Inc.

                  METLIFE INVESTMENT INTERNATIONAL STOCK FUND

    The MetLife Investment International Stock Fund (I Shares) returned 26.50% for the year ended December 31, 2006. The MSCI EAFE Index returned 26.34% for the same period.

    The following commentary was provided by ALLIANCEBERNSTEIN L.P. ("ALLIANCE"), subadviser to the MetLife Investment International Stock Fund. Alliance managed 35% of the Fund as of December 31, 2006. Alliance uses a "value" approach in the management of its portion of the Fund.

    The strong gains by global equity markets in 2006 were underpinned by favorable economic developments. During the second quarter, the market's upward trajectory was temporarily interrupted by concerns that sharply rising commodity prices, especially oil, would stoke inflationary pressure, prompting central banks to ratchet up interest rates. Investors feared that already slowing growth might grind to a halt. But benign inflation data over the summer allowed the US Federal Reserve to pause in August after two years of raising rates at every meeting and investors eventually began to believe in a soft landing for the US. At the same time, investors took comfort from the resilience of growth outside the US. In Europe, for example, exports remained surprisingly buoyant in the face of the US slowdown and domestic demand strengthened, suggesting that the euro-area recovery was gradually becoming more self sustaining. Germany's IFO Institute survey, which is a good indicator of euro-area growth, is at an all-time high. Economic indicators in Japan left more room for doubt, with Gross Domestic Product (GDP) growth falling below trend in the third quarter due to sluggish consumption. But with employee salaries growing at the fastest rate in 14 years, the outlook for consumers seemed to be improving. As the year ended, most observers expected Japanese interest rates to rise and the economy to recover from its mid-year slowdown.

    At the end of 2006, the small cap value portion of the MetLife Investment International Stock Fund outperformed its benchmark, the Citigroup PMI EPAC Value Index, before fees. Relative performance was driven by strong stock selection within the industrial commodities and capital equipment sectors. On the other hand, the portfolio's stock selection in the medical sector detracted from relative returns.

    Key contributors to relative performance were ARCELOR and XSTRATA. ARCELOR benefited throughout 2006 from investor enthusiasm surrounding the company's merger with MITTAL STEEL. Similarly, shares of XSTRATA gained after the market reacted favorably to the company's purchase of Canadian copper and nickel producer FALCONBRIDGE. XSTRATA also benefited from strong demand for iron ore.

    Chief detractors were SANOFI-AVENTIS and EADS. Pharmaceutical manufacturer SANOFI-AVENTIS traded lower following its failure to legally block a generic version of its best-selling drug, Plavix. Aerospace company EADS fell following continuing delays to the A380 superjumbo jet program.

    The following commentary was provided by OECHSLE INTERNATIONAL ADVISORS LLC ("OECHSLE"), subadviser to the MetLife Investment International Stock Fund. Oechsle managed 33% of the Fund as of December 31, 2006. Oeschsle uses a "growth" approach in the management of its portion of the Fund.

    Against a backdrop of strong liquidity, robust corporate earnings, healthy global growth and a seemingly relentless wave of merger and acquisition activity, non-U.S. equities closed their strongest year since 2003. The Citigroup PMI EPAC Index rose 25% in U.S. dollar terms to close the fourth straight year of double-digit gains. The bull market rally has yielded an annualized return of 24.5% since December 31, 2002. As value stocks extended their run of outperformance over their growth counterparts, the Citigroup PMI EPAC Growth Index posted a return for the year of 22.4%.

    In this environment, the growth portion of the MetLife Investment International Stock Fund outperformed the benchmark over the course of the year. While country allocations were hampered by an overweight allocation to the underperforming Japanese equity market and underweights to Hong Kong and Australia, strong stock selection in Japan and among the larger of the European markets generated the lion's share of the outperformance for the year.

    Stock selection was strongest in the United Kingdom behind strength in the consumer discretionary sector (WHITBREAD and BERKELEY GROUP) and among the portfolio's financial stocks (LAND SECURITIES, LLOYDS TSB).

    In Continental Europe, the most notable contributions stemmed from outperformance in France and Germany. During a record year for merger and acquisitions, the top performing holdings in these markets tended to be those stocks touched by consolidation. In Germany, the top contributor was SCHERING, a pharmaceutical company that was acquired in the first half of the year by BAYER, another German company that has three key divisions: healthcare, crop sciences and chemical materials. Similarly, in France, the announced acquisition of SUEZ, a water utility, by GAZ DE FRANCE boosted the share price of the portfolio's stake in SUEZ.

    In Asia, performance was mixed as gains from a favorable mix of Japanese stocks were offset by the unfavorable country mix behind the overweight exposure to the underperforming Japanese market and underweights to Hong Kong and Australia--two strong markets in 2006.

    The Japanese equity market was a disappointment in 2006 as it sharply trailed global benchmarks. The Japanese stock market has recently performed in sync with leading Japanese and global economic indicators. As these indicators were accelerating during the second half of 2005 and into 2006, the Japanese stock market performed well. Once the inflation and growth scare took hold of markets this past May and June and indicators pointed to softer growth, the Japanese stock market notably underperformed the world benchmarks. While our optimism for the Japanese recovery story was rewarded in 2005, it marked time in 2006.

    The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), subadviser to the MetLife Investment International Stock Fund. SSgA managed 32% of the Fund as of December 31, 2006. SSgA uses a "core" approach in the management of its portion of the Fund.

    The MSCI EAFE(R) index ended 2006 with a 26.3% return, outperforming the S&P 500(R) index by more than 10%. The portion of the MetLife Investment International Stock Fund managed by SSgA outperformed both of these indicies.

    This solid performance in 2006 was driven primarily by robust stock selection in Europe and Japan. From a sector standpoint, materials, consumer staples, telecommunications, health care and industrials holdings accounted for the largest share of excess returns. However, the portfolio delivered outperformance as a result of holdings in nine of ten sector groups. The portfolio benefited from several notable individual positions in 2006. The largest boost was delivered by an overweight in European steelmaker, ARCELOR NPV, which gained 140% as a result of the company being acquired by industry rival MITTAL STEEL CO. during the third quarter. The portfolio also benefited from an overweight in VALLOUREC, a European industrial tube manufacturer whose primary business is to supply finished products used in the construction of energy infrastructure. Overall, VALLOUREC gained just shy of 170% in 2006 which translated to approximately 40 bps (0.40%) in portfolio excess returns over the 12 month period. Irish beverage maker C&C GROUP enjoyed significant organic growth and improving analyst sentiment in 2006, driven primarily by the ongoing expansion of its Magner's Irish Cider product. Overall, C&C shares returned more than 180% over the period and contributed approximately 30 bps (0.30%) in excess returns by virtue of its overweight position in the portfolio. Other notable European industrial equity positions adding value in 2006 were overweights in BRITISH AIRWAYS and AIR FRANCE, which gained 80% and 100%, respectively over the period driven by sharply improving fundamentals and improving earnings expectations.

    On the downside, utilities was the lone sector offsetting positive relative returns in the portfolio. Individual names that detracted from full year excess gains included the EUROPEAN AERONAUTIC DEFENSE & SPACE CO. (EADS), parent of Airbus, which declined 7% amid further delays in the much heralded A-380 jumbo jet platform. ASTRAZENECA also offset gains elsewhere mostly as a result of the October termination of what was hoped would be a blockbuster stroke medication (NXY-059) and growing concern about the company's already weak pipeline. Finally, the portfolio was hurt by not owning ENDESA a Spanish utility which gained a robust 97.5%, largely as a result of it being the recipient of multiple takeover offers during the year.

    THE VIEWS EXPRESSED ABOVE ARE THOSE OF THE SUBADVISORY FIRMS AS OF DECEMBER 31, 2006, AND ARE SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS. INFORMATION ABOUT THE FUND'S HOLDINGS, ASSET ALLOCATION, INDUSTRY ALLOCATION, OR COUNTRY DIVERSIFICATION IS HISTORICAL AND IS NOT AN INDICATION OF FUTURE FUND COMPOSITION, WHICH WILL VARY.

                  METLIFE INVESTMENT INTERNATIONAL STOCK FUND

TOP TEN HOLDINGS BY MARKET VALUE
As of December 31, 2006

                                                          Percent of
            DESCRIPTION                                   Net Assets
            --------------------------------------------------------
            ING Groep NV                                     2.11%
            Total SA                                         1.80
            ENI SpA                                          1.69
            Toyota Motor Corp.                               1.38
            Muenchener Rueckversicherungs-Gesellschaft AG    1.35
            Sumitomo Mitsui Financial Group, Inc.            1.33
            Repsol YPF SA                                    1.32
            BNP Paribas SA                                   1.31
            Allianz AG                                       1.29
            Barclays PLC                                     1.27

PORTFOLIO COUNTRY INFORMATION
As of December 31, 2006

Reflected as a percentage of total long-term investments

                                            [CHART]

Japan                         24.7%
Great Britain                 21.6%
France                        11.3%
Germany                       10.7%
Netherlands                    6.5%
Switzerland                    4.2%
Italy                          3.5%
Spain                          3.1%
Australia                      2.8%
Other                         11.6%

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
         IN THE METLIFE INVESTMENT INTERNATIONAL STOCK FUND (I SHARES)
                             AND MSCI EAFE INDEX*

                                    [CHART]

                  International Stock     MSCI EAFE Index
                  -------------------     ---------------
      Dec-1996          $10,000.00           $10,000.00
     Jun-1997            10,895.23            11,120.75
     Dec-1997            10,500.73            10,177.76
     Jun-1998            12,137.79            11,798.87
     Dec-1998            12,066.18            12,207.53
     Jun-1999            12,925.49            12,721.43
     Dec-1999            15,990.37            15,506.40
     Jun-2000            15,967.63            14,903.22
     Dec-2000            14,706.44            13,309.25
     Jun-2001            12,371.73            11,364.87
     Dec-2001            11,553.84            10,455.40
     Jun-2002            10,551.58            10,285.82
     Dec-2002             8,976.29             8,788.80
     Jun-2003             9,576.65             9,621.32
     Dec-2003            11,673.06            12,180.03
     Jun-2004            11,936.58            12,735.87
     Dec-2004            13,405.35            14,646.14
     Jun-2005            13,118.24            14,474.55
     Dec-2005            15,368.55            16,628.58
     Jun-2006            16,963.59            18,318.33
     Dec-2006            19,440.71            21,008.64


    -------------------------------------------------------------------
                                       Average Annual Return
                                       (for the periods ended 12/31/06)
    -------------------------------------------------------------------
                                       1 Year     5 Year     10 Year
    -------------------------------------------------------------------
--  International Stock Fund--I Shares 26.50%     10.97%      6.87%
    --R Shares**                       26.05%     10.64%      6.71%
    -------------------------------------------------------------------
- - MSCI EAFE Index(1)                 26.34%     14.98%      7.71%
    -------------------------------------------------------------------

        PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
    ----
     *THE GRAPH SHOWS THE CHANGE IN VALUE OF AN INVESTMENT IN THE I SHARES
      CLASS OF THE FUND. THE DOLLAR VALUE OF AN INVESTMENT IN THE R SHARES WOULD HAVE BEEN LOWER DUE TO THE HIGHER OPERATING EXPENSES OF THE R SHARES. SEE YOUR PROSPECTUS FOR MORE INFORMATION.
    **RETURNS SHOWN IN THE TABLE FOR R SHARES PRIOR TO THEIR COMMENCEMENT DATE
      (10/1/02) ARE DERIVED FROM THE HISTORICAL PERFORMANCE OF THE I SHARES, ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE R SHARES.
   (1)THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 21 DEVELOPED MARKETS IN EUROPE, AUSTRALASIA AND THE FAR EAST. THE INDEX DOES NOT HAVE EXPENSES AND IS NOT AN ACTUAL INVESTMENT.

                  METLIFE INVESTMENT SMALL COMPANY STOCK FUND

    The MetLife Investment Small Company Stock Fund (I Shares) returned 13.40% for the year ended December 31, 2006. The Russell 2500 Index returned 16.17% for the same period.

    The following commentary was provided by OFI INSTITUTIONAL ASSET MANAGEMENT, INC. ("OFI INSTITUTIONAL"), subadviser to the MetLife Investment Small Company Stock Fund. OFI Institutional managed 32% of the Fund as of December 31, 2006. OFI Institutional uses a "growth" approach in the management of its portion of the Fund. Babson Capital Management LLC ("Babson") served as subadviser of the Fund until April 30, 2006. OFI Institutional, an affiliate of Babson, began managing assets of the Fund on May 1, 2006.

    2006 began auspiciously with the economy making a smooth transition from housing to industrial production. The Russell 2000 Growth(R) Index (R2G) climbed rapidly through the first quarter, up 15%, on the belief that the Federal Reserve Board (FRB) was finished with short-term rate increases. This belief was torn asunder early in the second quarter as the FRB spoke forcefully about the need to control inflation. In a matter of weeks the R2G gave up half of its performance, shortly after the peak in early May. The R2G finished the second quarter down 6.5% after rising 5.7% in the final two trading days of the quarter. The roller coaster behavior of the R2G suggested a transition was underway from lower quality, higher beta, and lower earnings visibility companies to higher quality, more certain earnings companies.

    The volatility of the R2G continued into the third quarter as the index lost 5.2% in July, regained 2.9% in August and another 0.6% in September, thus losing 2.9% for the quarter. This volatility coincided with the rise and fall of oil prices. Meanwhile, the economy continued to slow, as the impact of relatively high real and nominal interest rates began to take effect.

    The fourth quarter began as the first quarter did, with a rapid escalation in index values, reflecting investors' belief that the next move in the rate cycle would be downward. During the month of October the R2G rose 7.5%. The remainder of the final quarter saw a quiescent behavior, as investors sought to lock in their annual gains.

    The portfolio's performance came in waves opposite to the index. Throughout the year, your portfolio added value from strong stock selection and favorable weightings relative to the index in the Health Care, Information Technology and Industrials sectors. Conversely, the relative underperformance of Materials, Consumer Discretionary and Financials had a negative impact on performance, as these sectors suffered in 2006 from the decline of housing stocks and concerns over the slowing economy.

    The following commentary was provided by DELAWARE MANAGEMENT COMPANY ("DELAWARE"), subadviser to the MetLife Investment Small Company Stock Fund. Delaware managed 32% of the Fund as of December 31, 2006. Delaware uses a "value" approach in the management of its portion of the Fund. Delaware began managing assets of the Fund on May 1, 2006.

    The period from May 1, 2006 through December 31, 2006 was generally a positive one for small cap value equities, although essentially all of the gains came during the last three months of this period. Following a very strong first quarter of 2006 when the small cap market had a return of 14%, as measured by the Russell 2000, the markets appeared to focus more on the Federal Reserve, which increased short-term interest rates through June, as well as the inflation and productivity measures that were showing mixed readings for the financial markets. This led to a volatile investment period from May through September. With corporate profits continuing to grow at a solid pace and with merger and acquisition activity remaining strong, the markets seemed to push aside the fears of an economic slowdown and potential inflation, thus creating a strong environment for investments during the fourth quarter of 2006.

    During the eight-month period ending on December 31, 2006 the Russell 2000 Value Index had a return of 8.42%. Several sectors had returns well above 10%, including Consumer Staples and Real Estate Investment Trusts (REITs), which both had returns exceeding 20% during this period. The only sectors with negative returns were Consumer Cyclicals, which primarily declined on the lowered outlook for housing, and Technology, which was slightly negative for the period. The small cap value portion of the fund significantly underperformed the index during the period. The bulk of the underperformance occurred during the last three months of the period when poor stock selection in Basic Industries, Technology and Financial Services hurt performance. For the full period, stock selection in Capital Spending had a negative impact on performance while the underweight in REITs, which continue to look expensive on a valuation basis, also hurt performance.

    The following commentary was provided by TCW INVESTMENT MANAGEMENT COMPANY ("TCW"). TCW served as a subadviser to the MetLife Investment Small Company Stock Fund until April 30, 2006. TCW used a "value" approach in the management of its portion of the Fund.

    Holdings within the Consumer Staples and Autos and Transportation sectors as well as the portfolio's underweight position in Financial Services stocks were the strongest contributors to performance during the year to date period ending April 30, 2006. Strong performers within the Consumer Staples sector include WILD OATS MARKETS, and LONGS DRUG STORES. Within the Autos and Transportation sector, top performers include WABTEC, and barge operator KIRBY CORP.

    Stock selection was also strong in the Energy sector led by alternative energy company FuelCell Energy. However, individual stock picks in both Health Care and Technology dampened returns. Underperforming names in the portfolio for the period under review include technology company DOT HILL, recreational vehicle marker FLEETWOOD ENTERPRISES, LEAR CORP., and MATRIA HEALTHCARE. Both LEAR and MATRIA were completely sold after triggering a fundamental review based on price decline.

    The following commentary was provided by SSGA FUNDS MANAGEMENT, Inc. ("SSGA"), subadviser to the MetLife Investment Small Company Stock Fund. SSgA managed 36% of the Fund as of December 31, 2006. SSgA uses an "index" approach in the management of its portion of the Fund.

    The goal of our portion of the MetLife Investment Small Company Stock Fund is to match the returns and characteristics of the Russell 2500(R) index as closely as possible while providing daily liquidity. During the year we achieved our investment objective. We employ a replication process; therefore, as economic conditions impacted the index, so too did they impact the fund itself in a similar fashion.

    Global financial markets enjoyed a strong fourth quarter of 2006. Stocks rallied consistently through the period, and bonds generated nicely positive returns before retreating a bit in December. After soft activity data boosted government debt at the end of November, yields rose steadily into the end of the year as employment and wages continued to climb. Fresh inflation data came in mixed, but core measures remained well above the 2% level deemed comfortable by the Federal Reserve. Even though broad market strength helped the Russell 2500(R) Index to finish 2006 at a record high, the benchmark only eked out a 0.44% gain for December. Its earlier strength, however, lifted the Russell 2500 to an 8.7% return for the fourth quarter and a 16.2% result for the whole of the year. Top performing sectors included telecommunications services, up 41.1% and materials, rising nearly 30%.

    The weakest performing sector was healthcare, still in positive territory, but returning a relatively weak 4.8%. The often defensive healthcare group was anything but in 2006. While shares of drug makers have stabilized after liability fears gripped the industry in 2005, manufacturers of medical devices took it on the chin in 2006. In addition, stock option incentive schemes, which proved at best embarrassing and at worst dishonest, helped add to the sector's woes.

    THE VIEWS EXPRESSED ABOVE ARE THOSE OF THE SUBADVISORY FIRMS AS OF DECEMBER 31, 2006, AND ARE SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS. INFORMATION ABOUT THE FUND'S HOLDINGS, ASSET ALLOCATION, INDUSTRY ALLOCATION, OR COUNTRY DIVERSIFICATION IS HISTORICAL AND IS NOT AN INDICATION OF FUTURE FUND COMPOSITION, WHICH WILL VARY.

                  METLIFE INVESTMENT SMALL COMPANY STOCK FUND

TOP TEN HOLDINGS BY MARKET VALUE
As of December 31, 2006

                                                       Percent of
               DESCRIPTION                             Net Assets
               --------------------------------------------------
               W-H Energy Services, Inc.                  1.15%
               Roper Industries, Inc.                     1.13
               inVentiv Health, Inc.                      1.06
               Boston Private Financial Holdings, Inc.    1.02
               Entegris, Inc.                             0.98
               Macrovision Corp.                          0.95
               First Community Bancorp, Inc.              0.95
               Advisory Board Co.                         0.90
               II-VI, Inc.                                0.90
               Respironics, Inc.                          0.89

PORTFOLIO SECTOR INFORMATION
As of December 31, 2006

Reflected as a percentage of total long-term investments

                                    [CHART]

Financial                           19.6%
Consumer, Non-Cyclical              18.9%
Industrials                         16.3%
Consumer, Cyclical                  14.1%
Technology                           9.3%
Communications                       8.0%
Energy                               6.6%
Basic Materials                      4.1%
Utilities                            3.1%

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
         IN THE METLIFE INVESTMENT SMALL COMPANY STOCK FUND (I SHARES)
                            AND RUSSELL 2500 INDEX*

                                    [CHART]

                        Small Company     Russell 2500
                         -------------     ------------
     Dec-1996            $10,000.00        $10,000.00
     Jun-1997             10,081.97         11,125.33
     Dec-1997             10,678.09         12,435.75
     Jun-1998             11,080.48         13,139.44
     Dec-1998              9,754.10         12,483.62
     Jun-1999             11,101.62         13,842.31
     Dec-1999             13,334.94         15,497.76
     Jun-2000             14,900.93         16,380.19
     Dec-2000             14,679.41         16,159.09
     Jun-2001             14,892.41         16,780.14
     Dec-2001             14,910.25         16,356.23
     Jun-2002             13,932.10         15,502.61
     Dec-2002             11,373.98         13,445.61
     Jun-2003             13,151.58         15,720.93
     Dec-2003             16,271.40         19,564.62
     Jun-2004             17,221.46         20,785.24
     Dec-2004             18,702.08         23,143.76
     Jun-2005             18,702.08         23,430.62
     Dec-2005             20,059.89         25,020.24
     Jun-2006             21,235.77         26,601.11
     Dec-2006             22,747.25         29,064.87


    ---------------------------------------------------------------------------
                                               Average Annual Return
                                               (for the periods ended 12/31/06)
    ---------------------------------------------------------------------------
                                               1 Year     5 Year     10 Year
    ---------------------------------------------------------------------------
--  Small Company Stock Fund--I Shares         13.40%     8.82%      8.57%
                   --R Shares**                13.07%     8.51%      8.41%
    ---------------------------------------------------------------------------
- - Russell 2500 Index(1)                      16.17%     12.19%     11.26%
    ---------------------------------------------------------------------------

        PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
    ----
     *THE GRAPH SHOWS THE CHANGE IN VALUE OF AN INVESTMENT IN THE I SHARES
      CLASS OF THE FUND. THE DOLLAR VALUE OF AN INVESTMENT IN THE R SHARES WOULD HAVE BEEN LOWER DUE TO THE HIGHER OPERATING EXPENSES OF THE R SHARES. SEE YOUR PROSPECTUS FOR MORE INFORMATION.
    **RETURNS SHOWN IN THE TABLE FOR R SHARES PRIOR TO THEIR COMMENCEMENT DATE
      (10/1/02) ARE DERIVED FROM THE HISTORICAL PERFORMANCE OF THE I SHARES, ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE R SHARES.
   (1)THE RUSSELL 2500 INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. (THE RUSSELL 3000 INDEX INCLUDES THE 3000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.) THE RUSSELL 2500 IS A MEASURE OF SMALL TO MEDIUM-SMALL COMPANY STOCK PERFORMANCE. THE INDEX DOES NOT HAVE EXPENSES AND IS NOT AN ACTUAL INVESTMENT.

                  METLIFE INVESTMENT LARGE COMPANY STOCK FUND

    The MetLife Investment Large Company Stock Fund (I Shares) returned 12.56% for the year ended December 31, 2006. The S&P 500 Index returned 15.80% for the same period.

    The following commentary was provided by WELLINGTON MANAGEMENT COMPANY LLP ("WELLINGTON MANAGEMENT"), subadviser to the MetLife Investment Large Company Stock Fund. Wellington Management managed 32% of the Fund as of December 31, 2006. Wellington Management uses a "value" approach in the management of its portion of the Fund.

    Equity markets rose early in 2006 as the US Federal Reserve hinted at an end to its policy of rate hikes, then the markets sold off during the second quarter amid concerns that higher energy prices and rising US interest rates would halt economic growth. Markets regained their footing in the third quarter as investors focused on an end to interest rate hikes, falling energy prices, and continued strong corporate earnings growth. In the fourth quarter, markets rallied sharply on higher corporate earnings and robust merger and acquisition activity.

    The Russell 1000 Value Index posted its fourth consecutive year of positive returns [+22.3%] versus the Russell 1000 Growth Index [+9.1%]. Value has outpaced growth in each of the past seven years. The Russell 1000 Value Index was led by the Telecom Services, Energy, Consumer Discretionary, and Consumer Staples sectors. In addition, large cap value stocks surpassed the strong performance of small cap stocks as measured by the Russell 2000.

    The portion of the MetLife Investment Large Company Stock Fund managed by Wellington Management lagged the return of the Russell 1000 Value Index due to negative relative performance in Industrials, Materials, Consumer
Discretionary, and Telecommunication Services, which stocks outweighed favorable relative results in the Information Technology and Utilities sectors.

    For the full year, the bottom-up investment approach used by Wellington produced positive absolute returns in all ten of the broad market sectors. However, in comparison to the strong returns of the Russell 1000 Value during 2006, the Wellington managed segment of the Portfolio outperformed the benchmark in only two sectors. Weak stock selection within Industrials, Materials, Consumer Discretionary and Telecommunication Services were the main detractors to relative performance.

    The Information Technology sector was the best performing both on an absolute and relative basis as a result of strong stock selection. One top performer from this sector, HEWLETT-PACKARD, reported a sharp rise in its quarterly profits as the company continued to gain PC market share from its rival DELL. The personal computer maker attributed the consensus-beating earnings to solid revenue growth, margin expansion, and continued cost cutting.

    Other top performers that contributed to performance include KIMCO REALTY, GOLDMAN SACHS GROUP, and FPL GROUP. The Florida utility holding company, FPL GROUP, is considered the largest wind energy producer in the country and has one of the best growth profiles in the Utilities sector. Recent buyouts of single-owned nuclear plants helped add to its existing nuclear and wind assets in the Midwest and provides FPL with another low-cost, base-load generation source.

    On the negative side, Industrials detracted the most from performance on a relative basis. LANDSTAR SYSTEMS, a provider of transportation capacity and services to shippers throughout the US and Canada, traded down after the company lowered its fourth quarter earnings forecast on signs of a slowing US economy. We added to our position in this stock on this weakness as we believe longer term this company should contribute positively to returns.

    As noted, underperformance occurred in a number of sectors and was not caused by any one stock. Other detractors to performance include the newsprint manufacturer, BOWATER, and the global entertainment conglomerate, VIACOM. UNIONBANCAL was the largest detractor for the year and we sold out of the position in November to fund a new position in BANK OF MONTREAL.

    The following commentary was provided by CLEARBRIDGE ADVISERS, LLC ("CLEARBRIDGE"), (formerly known as Smith Barney Fund Management LLC), subadviser to the MetLife Investment Large Company Stock Fund. ClearBridge managed 31% of the Fund as of December 31, 2006. ClearBridge uses a "growth" approach in the management of its portion of the Fund.

    After early weakness in the first and second quarters, large cap stocks had a very good third quarter and an even better fourth quarter, with the Dow Jones Industrial Average setting all time highs in the final week of the year. We feel the appreciation in the second half of the year was largely fueled by a more dovish Federal Reserve ("Fed") policy beginning in June, declining commodity prices (oil, industrial metals), record share buyback programs, strong merger and acquisition activity, and most importantly, record corporate profits.

    Seven out of its twelve sectors outperformed the Russell 1000 Growth Index benchmark for the year with the Utilities and Materials and Processing groups leading the advance. We believe that the utility sector benefited from industry consolidation and asset sales while materials benefited from strength in global GDP. The benchmark's three largest sectors, Technology, Healthcare, and Consumer Discretionary, all underperformed the Russell 1000 Growth Index for the full year. The worst performing sector was the oil services dominated Other Energy sector.

    The ClearBridge managed portion of the Portfolio demonstrated positive absolute performance, but trailed the Russell 1000 Growth Index for the full year. It was not sector allocation, but security selection that dictated our relative underperformance. In particular, weak selection in the technology sector represented greater than 100% of our shortfall relative to the index for the full year.

    Despite being overweight GOOGLE, the Internet industry was the largest detractor to results (such as YAHOO, EBAY). Healthcare issues GENENTECH and UNITED HEALTHCARE also adversely impacted returns. On the plus side, security selection in three unrelated issues--GOLDMAN SACHS, COACH, and HILTON--added value and contributed to results. In addition, our trading in the volatile oil services industry, specifically HALLIBURTON and ENSCO, enabled us to benefit from short term pricing and add value in the challenging Other Energy sector.

    The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), subadviser to the MetLife Investment Large Company Stock Fund. SSgA managed 37% of the Fund as of December 31, 2006. SSgA uses an "index" approach in the management of its portion of the Fund.

    The goal of our portion of the MetLife Large Company Stock Fund is to match the returns and characteristics of the S&P 500(R) index as closely as possible while providing daily liquidity. During the year we achieved our investment objective. We employ a replication process; therefore, as economic conditions impacted the index, so too did they impact the fund itself in a similar fashion.

    Global financial markets enjoyed a strong fourth quarter in 2006. With enthusiasm for stocks resilient through December, the S&P 500(R) marked its seventh consecutive month in positive territory; its only negative month during 2006 came way back in May. The S&P returned 1.4% for December, 6.7% for the fourth quarter, and 15.8% for the whole of 2006. As far as sectors are concerned, the telecommunications services group was the full-year winner with a 36.8% gain. Solid dividends, stable cash flow, and the prospective consolidation of BELLSOUTH into AT&T helped the sector recover from several years of sluggish performance. Energy was the second best performer in 2006, adding 24.6% on the year. Even though oil prices stabilized in the second half, their average level through the year was easily high enough to bring gushing profits to energy firms.

    The weakest sectors in 2006, ironically enough, were two traditional growth areas: health care and information technology. With respective full-year gains of 7.5% and 8.4%, they were the only S&P sectors to post single digits returns. A lingering legacy of ample past successes, many stock option incentive schemes proved at best embarrassing and at worst dishonest.

    THE VIEWS EXPRESSED ABOVE ARE THOSE OF THE SUBADVISORY FIRMS AS OF DECEMBER 31, 2006, AND ARE SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS. INFORMATION ABOUT THE FUND'S HOLDINGS, ASSET ALLOCATION, INDUSTRY ALLOCATION, OR COUNTRY DIVERSIFICATION IS HISTORICAL AND IS NOT AN INDICATION OF FUTURE FUND COMPOSITION, WHICH WILL VARY.

                  METLIFE INVESTMENT LARGE COMPANY STOCK FUND

TOP TEN HOLDINGS BY MARKET VALUE
As of December 31, 2006

                                                    Percent of
                 DESCRIPTION                        Net Assets
                 ---------------------------------------------
                 General Electric Co.                  2.94%
                 Exxon Mobil Corp.                     2.52
                 Citigroup, Inc.                       2.44
                 Bank of America Corp.                 2.30
                 American International Group, Inc.    2.06
                 Procter & Gamble Co.                  1.70
                 Microsoft Corp.                       1.66
                 Johnson & Johnson                     1.37
                 ConocoPhillips                        1.31
                 Apple Computer, Inc.                  1.26

PORTFOLIO SECTOR INFORMATION
As of December 31, 2006

Reflected as a percentage of total long-term investments

                                            [CHART]

Financial                           23.2%
Consumer, Non-Cyclical              21.8%
Communications                      12.9%
Technology                           9.9%
Energy                               9.4%
Industrials                          9.3%
Consumer, Cyclical                   8.3%
Utilities                            3.1%
Basic Materials                      2.1%

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN THE METLIFE INVESTMENT LARGE COMPANY STOCK FUND
                         (I SHARES) AND S&P 500 INDEX*

                                    [CHART]


                  Large Company         S&P 500
                  -------------         -------
  Dec-1996         $10,000.00          $10,000.00
  Jun-1997          11,665.59           12,060.72
  Dec-1997          13,162.17           13,336.66
  Jun-1998          15,222.75           15,698.87
  Dec-1998          15,207.99           17,148.05
  Jun-1999          16,439.85           19,270.88
  Dec-1999          15,165.31           20,758.46
  Jun-2000          14,049.03           20,665.62
  Dec-2000          12,895.96           18,864.09
  Jun-2001          11,733.66           17,600.82
  Dec-2001          10,866.56           16,622.62
  Jun-2002           9,358.14           14,435.59
  Dec-2002           8,384.40           12,949.12
  Jun-2003           9,393.73           14,471.71
  Dec-2003          10,744.10           16,663.46
  Jun-2004          10,985.54           17,237.26
  Dec-2004          11,822.48           18,476.22
  Jun-2005          11,893.52           18,326.75
  Dec-2005          12,611.10           19,385.86
  Jun-2006          12,723.97           19,910.69
  Dec-2006          14,195.45           22,448.77

    -------------------------------------------------------------------
                                       Average Annual Return
                                       (for the periods ended 12/31/06)
    -------------------------------------------------------------------
                                       1 Year     5 Year     10 Year
    -------------------------------------------------------------------
--  Large Company Stock Fund--I Shares 12.56%     5.49%       3.57%
    --R Shares**                       12.21%     5.17%       3.41%
    -------------------------------------------------------------------
- - S&P 500 Index(1)                   15.80%     6.19%       8.42%
    -------------------------------------------------------------------

        PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
    ----
     *THE GRAPH SHOWS THE CHANGE IN VALUE OF AN INVESTMENT IN THE I SHARES
      CLASS OF THE FUND. THE DOLLAR VALUE OF AN INVESTMENT IN THE R SHARES WOULD HAVE BEEN LOWER DUE TO THE HIGHER OPERATING EXPENSES OF THE R SHARES. SEE YOUR PROSPECTUS FOR MORE INFORMATION.
    **RETURNS SHOWN IN THE TABLE FOR R SHARES PRIOR TO THEIR COMMENCEMENT DATE
      (10/1/02) ARE DERIVED FROM THE HISTORICAL PERFORMANCE OF THE I SHARES, ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE R SHARES.
   (1)THE S&P 500 INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT HAVE EXPENSES AND IS NOT AN ACTUAL INVESTMENT.

                   METLIFE INVESTMENT DIVERSIFIED BOND FUND

    The MetLife Investment Diversified Bond Fund (I Shares) returned 4.31% for the year ended December 31, 2006. The Lehman Brothers Aggregate Bond Index returned 4.33% for the same period.

    The following commentary was provided by WESTERN ASSET MANAGEMENT COMPANY, LLP ("WESTERN"), subadviser to the MetLife Investment Diversified Bond Fund. Western managed 33% of the Fund as of December 31, 2006. Western uses a "core" approach in the management of its portion of the Fund.

    Interest rates rose across the yield curve this year, driven by a tighter-than-expected Federal Reserve Policy and a stronger-than-expected economy in the first half of the year. Short-term rates rose more than long-term rates, leaving the yield curve inverted out to the 5-year area, but still positively-sloped beyond that. The Federal Reserve raised its target funds rate by 25 basis points (0.25%) at each of its first four meetings, exceeding the market's expectation in late 2005 that only one or two more tightenings were likely to occur in 2006. Alan Greenspan was replaced by Ben Bernanke as the Fed's new Chairman, but Bernanke gave no indication of any significant shift in Fed policy. Beginning with the August FOMC (Federal Open Market Committee) meeting, the Fed adopted a wait-and-see attitude to judge the extent to which the housing slowdown would impact the rest of the economy. Following a strong first quarter, economic growth decelerated to a moderate pace over the course of the year, and a big drop in energy prices resulted in a substantial decline in headline inflation. Core inflation drifted higher to the 2.5% range, but Treasury Inflation Protected Securities' (TIPS) forward breakeven spreads were unchanged on balance at 2.4%. Inflation pressures were reflected in gains in gold and industrial commodity prices, and a decline in the dollar against most major currencies. Mirroring the relatively strong economy, corporate profits exceeded expectations, and federal and state revenues registered some of the strongest gains in real terms in history. Higher rates in the first half of the year led to a sharp decline in new mortgage applications and refinancing activity, but lower rates in the second half of the year helped to stabilize activity. A significant downturn in the housing market coupled with some developing weakness in the manufacturing sector gave rise to the widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to adopt an easing posture in 2007. Mortgage rates first rose and then fell, ending the period roughly unchanged, but still some 80 basis points above the lows of 2005. The labor market exhibited modest but steady growth in jobs, and the unemployment rate declined from 4.9% to 4.5%. Credit spreads were tighter on balance, thanks to the relatively stable economy, low default rates, and strong profits growth. Mortgage spreads tightened as volatility trended lower over the course of the period.

    Within the segment of the Fund managed by Western, a long duration posture detracted from returns in the first half of the period as interest rates rose more than expected, but recovered most of those losses as rates declined in the second half. A modestly bulleted yield curve exposure centered on the front end of the yield curve suffered as short-term rates moved higher than expected. Overweight exposure to the mortgage-backed sector was a positive, thanks to tighter spreads and low volatility. Underweight exposure to investment grade credits was a modest negative as the sector outperformed, but an overweight to lower quality credits added to returns since they outperformed. A moderate exposure to TIPS detracted from performance due to a weaker than expected inflation adjustment for the period and a modest tightening of breakeven spreads. Fallen angels (former investment quality bonds that have had their credit rating dropped to below-investment quality status), in particular GENERAL MOTORS and FORD issues, were substantially rewarded as spreads narrowed.

    Based on our belief that interest rates are likely to continue to meander in a relatively flat trend, we plan to follow a tactical duration posture, increasing duration as rates rise and reducing duration as rates fall. In deference to the downside risks still lurking in the housing market, and because we think stable short-term interest rates are likely to allow a more normal term premium to reestablish itself with time, we were holding a modest overweight exposure to the front end of the yield curve at the end of 2006. Our primary sector overweight was to mortgage-backed securities, since we believe they should continue to benefit from a relatively stable interest rate environment and low volatility. With credit spreads generally low, we are holding an underweight exposure to the overall credit sector, with an overweight to lower quality credits where spreads still appear somewhat attractive. At December 31, 2006, we continued to hold a moderate exposure to TIPS as an inflation hedge.

    The following commentary was provided by WELLINGTON MANAGEMENT COMPANY LLP ("WELLINGTON MANAGEMENT"), subadviser to the MetLife Investment Diversified Bond Fund. Wellington Management managed 32% of the Fund as of December 31, 2006. Wellington Management began managing assets of the Fund in May 2006. Wellington Management uses a "core plus" approach in the management of its portion of the Fund. Wellington began managing assets of the Fund on May 1, 2006.

    The eight month period ending December 31, 2006 got off to a rocky start as the equity market correction and uncertainty around the direction of US monetary policy under the new Fed chairman led to a volatile bond market in May and June, with spreads widening across all sectors. In August, after more than two years of raising rates, the Federal Reserve left its target rate unchanged, citing a cooling housing market and high energy prices as primary factors in the economic slowdown. Lower Treasury yields coupled with a continuation in strong corporate fundamentals resulted in lower market volatility and a reversal of the performance of the prior months. Over the eight month period, the 10 year Treasury yield dropped 35 basis points (0.35%) to end the year at 4.70%. The US Bond market, as measured the Lehman Brothers Aggregate Index, posted a return of 5.20% over that eight-month period, with all major sectors posting positive returns, both on an absolute basis and versus duration equivalent Treasuries.

    During the eight-month period, the portion of the Fund managed by Wellington benefited from an overweight to the investment-grade corporate sector, which outperformed the index. Within its investment-grade corporates, performance was helped by good security selection, particularly in BBB-rated bonds. An allocation to high yield bonds, including several auto-related issues, also added to relative performance. A modestly shorter than index duration during a period in which Treasury yields fell, detracted somewhat from index-relative returns.

    As of year-end, the portion of the Fund managed by Wellington had a neutral duration posture relative to the index. The Wellington managed portion of the Fund remains overweight investment-grade credit, with an emphasis on BBB-rated bonds. The investment-grade corporate sector is one of few in the bond market where spreads are not near their historical lows. The Wellington managed portion of the Fund also held an overweight to the Commercial Mortgage Backed Securities (CMBS) sector, which have attractive valuations relative to other AAA-rated investments. The current low volatility environment is typically a good one for residential mortgage pass-throughs. But with spreads currently near their historical lows, a neutral allocation to the sector was being held at the end of the year.

    The following commentary was provided by SALOMON BROTHERS ASSET MANAGEMENT INC. ("SALOMON"). Salomon served as subadviser to the MetLife Investment Diversified Bond Fund until April 30, 2006.

    The U.S. economy strengthened during the four-month period ended April 30, 2006. After a 4.1% advance in the third quarter of 2005, according to the U.S. Bureau of Economic Analyses, fourth quarter gross domestic product (GDP) slipped to 1.7%. This marked the first quarter that GDP growth didn't surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with GDP rising 5.6%. The economic turnaround was prompted by both strong consumer and business spending. In addition, the Labor Department reported that unemployment hit a five-year low in March 2006.

    The Federal Reserve Board ("Fed") continued to raise interest rates during the reporting period. Despite the changing of the guard from Fed Chairman Greenspan to Ben Bernanke in early 2006, it was business as usual for the Fed, as it raised short-term interest rates during its meetings in January and March. Since it began its tightening campaign in June 2004, the Fed has increased rates 15 consecutive times, bringing the federal funds rate from 1.00% to 4.75%.

    Both short- and long term yields rose over the reporting period. During the four-months ended April 2006, two-year Treasury yields increased from 4.41% to 4.87%. Over the same period, 10-year Treasury yields moved from 4.39% to 5.07%. During part of the reporting period the yield curve was inverted, with the yield on two-year Treasuries surpassing that of 10-year Treasuries. An inverted yield curve has historically foreshadowed an economic slowdown or recession. However, some experts, including new Fed Chairman Bernanke, believe the inverted yield curve was largely a function of strong foreign demand for longer-term bonds. Looking at the four-month period as a whole, the overall bond market, as measured by the Lehman Aggregate Bond Index, returned -0.83%.

    While the overall bond market was weak during the reporting period, there were pockets of opportunity. For example, the high yield market generated positive returns during the period, supported by generally strong corporate profits and low default rates. In addition, there was overall solid demand and limited supply as new issuance waned. These factors tended to overshadow several company specific issues, mostly surrounding the automobile industry.

    In terms of the Fund's performance, its allocation to high yield debt, which significantly outperformed U.S. investment grade debt, enhanced results. In contrast, the Fund's allocation to investment grade corporate and U.S. Treasury securities detracted from relative performance in the investment grade portion of the portfolio. During the period, we decreased the Fund's allocation to mortgage-backed securities, taking some profit due to the recent strong performance in mortgage markets.

    The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), subadviser to the MetLife Investment Diversified Bond Fund. SSgA managed 35% of the Fund as of December 31, 2006. SSgA uses an "index" approach in the management of its portion of the Fund.

    The goal of the portion of the MetLife Diversified Bond Fund managed by SSgA is to match the returns of the Lehman Brothers Aggregate Bond Index. The cornerstone to this strategy is stratified sampling executed under strict guidelines that are designed to eliminate active over/underweight positions. Our portfolio is built with no active management bias and seeks to match the index in all major characteristics, such as duration, sector exposure and quality. In 2006, the Lehman Brothers Aggregate Bond Index returned 4.33%.

    2006 was characterized by higher yields and healthy excess returns. The Federal Reserve raised the Fed Funds target 100 basis points (bps) with four 25 bps hikes early in the year. However, in the third quarter, they ended their two-year rate hiking campaign and have since left interest rates unchanged at 5.25%, while continuing to monitor the macro data for signs of inflation. Fed chairman Ben Bernanke remained on the hawkish side despite weak housing market figures. The 10-year U.S. Treasury yield fluctuated between 4.34 to 5.25% throughout the year, closing at 4.71%, up 32 basis points from the end of 2005.

    Although rates moved higher and uncertainty persisted in the marketplace, 2006 was a year of healthy excess returns. In addition to uncertainty in the U.S. economy and Fed policy, geopolitical risk arose around the globe with the North Korea missile testing and the war between the Israelis and Hezbollah commencing. Later in the year, markets were tested by the collapse of the Amaranth hedge fund and a bloodless coup in Thailand. However, nothing seemed to be able to stop the grind to ever-narrowing historic spread levels. A voracious global appetite for spread product and healthy corporate profitability numbers are but just two reasons the market was able to digest a large issuance of investment grade securities in 2006.

    Our portfolio construction process was a key factor in effectively tracking the index in 2006. Risk management and efficient implementation of cost saving efforts are integral parts of our daily procedures. Senior management and portfolio managers have the ability to monitor exposures on a daily basis. Monthly reviews are performed that ensure strict compliance to procedures and our philosophy. Reducing costs to enter and exit the market is an important component of index tracking for index portfolio management. Procedures and reporting are continuously being developed and enhanced to protect our investors' interests in the marketplace.

    THE VIEWS EXPRESSED ABOVE ARE THOSE OF THE SUBADVISORY FIRMS AS OF DECEMBER 31, 2006, AND ARE SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS. INFORMATION ABOUT THE FUND'S HOLDINGS, ASSET ALLOCATION, INDUSTRY ALLOCATION, OR COUNTRY DIVERSIFICATION IS HISTORICAL AND IS NOT AN INDICATION OF FUTURE FUND COMPOSITION, WHICH WILL VARY.

                   METLIFE INVESTMENT DIVERSIFIED BOND FUND

TOP TEN HOLDINGS BY MARKET VALUE
As of December 31, 2006

                                                                 Percent of
     DESCRIPTION                                                 Net Assets
     ----------------------------------------------------------------------
     Federal National Mortgage Association (5.500%, 11/01/33)       1.73%
     Federal National Mortgage Association (6.000%, TBA)            1.49%
     United States Treasury Notes (5.125%, 06/30/11)                1.22%
     Federal National Mortgage Association (5.500%, TBA)            1.22%
     United States Treasury Notes (4.500%, 11/30/11)                1.19%
     United States Treasury Notes (3.125%, 09/15/08)                1.14%
     Government National Mortgage Association (5.500%, 02/15/35)    1.01%
     Federal National Mortgage Association (6.500%, 02/01/34)       0.99%
     Federal National Mortgage Association (6.500%, TBA)            0.98%
     Federal National Mortgage Association (5.000%, 09/01/35)       0.86%

PORTFOLIO SECTOR INFORMATION
As of December 31, 2006

Reflected as a percentage of total long term investments

                                            [CHART]

U.S. Government                 57.4%
Corporate Bonds & Notes         24.9%
Asset Backed                    12.1%
Other                            4.6%
Foreign Government               0.9%
Municipals                       0.1%

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
          IN THE METLIFE INVESTMENT DIVERSIFIED BOND FUND (I SHARES)
                 AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*

                                    [CHART]

              Diversified Bond Fund      Lehman Aggregate
                      ---------------------      ----------------
     Dec-1996            $10000.00                   $10000.00
     Jun-1997             10305.42                    10309.34
     Dec-1997             11200.15                    10965.45
     Jun-1998             11681.50                    11396.15
     Dec-1998             12212.96                    11918.00
     Jun-1999             11819.59                    11754.68
     Dec-1999             11877.93                    11820.04
     Jun-2000             12350.71                    12291.28
     Dec-2000             13344.73                    13194.21
     Jun-2001             13692.64                    13671.41
     Dec-2001             14260.56                    14308.38
     Jun-2002             14660.27                    14850.79
     Dec-2002             15539.03                    15775.69
     Jun-2003             16305.23                    16395.37
     Dec-2003             16406.78                    16423.15
     Jun-2004             16448.89                    16447.82
     Dec-2004             17169.39                    17135.69
     Jun-2005             17546.74                    17566.53
     Dec-2005             17523.42                    17551.92
     Jun-2006             17373.39                    17425.04
     Dec-2006             18278.40                    18312.52

    ------------------------------------------------------------------------
                                            Average Annual Return
                                            (for the periods ended 12/31/06)
    ------------------------------------------------------------------------
                                            1 Year     5 Year     10 Year
    ------------------------------------------------------------------------
--  Diversified Bond Fund--I Shares         4.31%      5.09%       6.22%
    --R Shares**                            4.00%      4.78%       6.06%
    ------------------------------------------------------------------------
- - Lehman Brothers Aggregate Bond Index(1) 4.33%      5.06%       6.24%
    ------------------------------------------------------------------------

        PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
    ----
     *THE GRAPH SHOWS THE CHANGE IN VALUE OF AN INVESTMENT IN THE I SHARES
      CLASS OF THE FUND. THE DOLLAR VALUE OF AN INVESTMENT IN THE R SHARES WOULD HAVE BEEN LOWER DUE TO THE HIGHER OPERATING EXPENSES OF THE R SHARES. SEE YOUR PROSPECTUS FOR MORE INFORMATION.
    **RETURNS SHOWN IN THE TABLE FOR R SHARES PRIOR TO THEIR COMMENCEMENT DATE
      (10/1/02) ARE DERIVED FROM THE HISTORICAL PERFORMANCE OF THE I SHARES, ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE R SHARES.
   (1)THE LEHMAN BROTHERS AGGREGATE INDEX IS AN INDEX OF U.S. INVESTMENT- GRADE FIXED-RATE BONDS WITH MATURITIES GREATER THAN ONE YEAR, INCLUDING GOVERNMENT AND CORPORATE BONDS. THE INDEX DOES NOT HAVE EXPENSES AND IS NOT AN ACTUAL INVESTMENT.

                                 FUND EXPENSES

    As an investor in the MetLife Investment Funds through a variable contract or a qualified plan, you incur ongoing costs, including management fees and other Fund expenses. Investors in the R Shares also incur ongoing distribution and service (12b-1) fees and administrative fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in I Shares and R Shares of the Funds and to compare these costs with the ongoing costs of investing in other funds. This example does not reflect fees and charges under your variable contract or qualified plan. If contract or plan charges were included, the costs shown below would be higher. For variable contract investors, please consult the prospectus for your contract for more information about contract fees and charges. For retirement plan investors, please contact your retirement plan sponsor or recordkeeper for more information about any plan fees and charges.

    The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

    The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the Fund expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Fund expenses you paid on your account for this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any contract or plan fees and charges, such as sales charges (loads), insurance charges or administrative or recordkeeping charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if contract or plan fees or charges were included, your costs would have been higher.

                                 FUND EXPENSES

METLIFE INVESTMENT INTERNATIONAL STOCK FUND

                                           BEGINNING        ENDING
                                         ACCOUNT VALUE   ACCOUNT VALUE   EXPENSES PAID
                                         JULY 1, 2006  DECEMBER 31, 2006 DURING PERIOD*
---------------------------------------------------------------------------------------
I SHARES
Actual                                     $1,000.00       $1,146.00         $5.12
Hypothetical (5% return before expenses)   $1,000.00       $1,020.44         $4.82
---------------------------------------------------------------------------------------
R SHARES
Actual                                     $1,000.00       $1,144.20         $7.03
Hypothetical (5% return before expenses)   $1,000.00       $1,018.65         $6.62
---------------------------------------------------------------------------------------

METLIFE INVESTMENT SMALL COMPANY STOCK FUND

                                           BEGINNING        ENDING
                                         ACCOUNT VALUE   ACCOUNT VALUE   EXPENSES PAID
                                         JULY 1, 2006  DECEMBER 31, 2006 DURING PERIOD*
---------------------------------------------------------------------------------------
I SHARES
Actual                                     $1,000.00       $1,071.20         $3.92
Hypothetical (5% return before expenses)   $1,000.00       $1,021.42         $3.83
---------------------------------------------------------------------------------------
R SHARES
Actual                                     $1,000.00       $1,069.70         $5.75
Hypothetical (5% return before expenses)   $1,000.00       $1,019.65         $5.61
---------------------------------------------------------------------------------------

METLIFE INVESTMENT LARGE COMPANY STOCK FUND

                                           BEGINNING        ENDING
                                         ACCOUNT VALUE   ACCOUNT VALUE   EXPENSES PAID
                                         JULY 1, 2006  DECEMBER 31, 2006 DURING PERIOD*
---------------------------------------------------------------------------------------
I SHARES
Actual                                     $1,000.00       $1,115.60         $3.09
Hypothetical (5% return before expenses)   $1,000.00       $1,022.28         $2.95
---------------------------------------------------------------------------------------
R SHARES
Actual                                     $1,000.00       $1,113.90         $4.95
Hypothetical (5% return before expenses)   $1,000.00       $1,020.52         $4.73
---------------------------------------------------------------------------------------

METLIFE INVESTMENT DIVERSIFIED BOND FUND

                                           BEGINNING        ENDING
                                         ACCOUNT VALUE   ACCOUNT VALUE   EXPENSES PAID
                                         JULY 1, 2006  DECEMBER 31, 2006 DURING PERIOD*
---------------------------------------------------------------------------------------
I SHARES
Actual                                     $1,000.00       $1,052.10         $2.46
Hypothetical (5% return before expenses)   $1,000.00       $1,022.80         $2.43
---------------------------------------------------------------------------------------
R SHARES
Actual                                     $1,000.00       $1,050.90         $4.27
Hypothetical (5% return before expenses)   $1,000.00       $1,021.04         $4.21
---------------------------------------------------------------------------------------

* Expenses are equal to each Shares' annualized expense ratio, shown in the table below, multiplied by the number of days in the most recent fiscal half-years/365 (to reflect the one-half year period).

                       ANNUALIZED EXPENSE RATIO
         -----------------------------------------------------
            METLIFE       METLIFE       METLIFE      METLIFE
          INVESTMENT    INVESTMENT    INVESTMENT   INVESTMENT
         INTERNATIONAL SMALL COMPANY LARGE COMPANY DIVERSIFIED
          STOCK FUND    STOCK FUND    STOCK FUND    BOND FUND
--------------------------------------------------------------
I SHARES     0.95%         0.75%         0.58%        0.48%
R SHARES     1.30%         1.10%         0.93%        0.83%
--------------------------------------------------------------

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / December 31, 2006

                Shares                                 Value
                ---------------------------------------------------
                COMMON STOCKS -- 99.1%
                AUSTRALIA -- 2.8%
                  4,522 AGL Energy Ltd.#*......... $      57,642
                  8,446 Alesco Corp. Ltd..........        76,726
                  9,189 Alinta Ltd................        85,691
                 35,206 AMP Ltd.#.................       279,621
                 23,460 APN News & Media Ltd.#....       111,177
                 32,924 Australia & New Zealand
                        Banking Group Ltd.#.......       729,376
                    696 Australian Stock Exchange
                        Ltd.......................        20,872
                 13,776 AXA Asia Pacific Holdings
                        Ltd.......................        78,974
                 53,546 BHP Billiton Ltd..........     1,063,098
                 16,967 BlueScope Steel Ltd.......       114,997
                  3,793 Caltex Australia Ltd.#....        68,715
                 35,385 Centro Properties Group#..       252,789
                  1,120 Cochlear Ltd..............        51,246
                 24,360 Commonwealth Bank of
                        Australia.................       947,314
                 23,974 Commonwealth Property
                        Office Fund...............        27,727
                    744 CSL Ltd...................        38,204
                 24,320 David Jones Ltd.#.........        79,688
                106,307 DB RREEF Trust#...........       148,841
                 13,513 Downer EDI Ltd............        74,168
                 26,148 Foster's Group Ltd........       142,376
                 18,642 General Property Trust....        82,117
                 54,409 Goodman Fielder Ltd.......        95,263
                 41,720 Great Southern Plantations
                        Ltd.......................        92,280
                 18,778 Harvey Norman Holdings
                        Ltd.......................        56,096
                105,600 ING Industrial Fund#......       196,963
                 14,620 John Fairfax Holdings
                        Ltd.#.....................        55,682
                 15,656 Just Group Ltd.#..........        45,574
                 16,298 Leighton Holdings Ltd.#...       260,059

                Shares                                 Value
                ---------------------------------------------------
                  9,502 Lend Lease Corp. Ltd...... $     137,813
                  9,321 Macarthur Coal Ltd........        40,301
                490,329 Macquarie Airports#.......     1,392,313
                  5,478 Macquarie Bank Ltd.#......       339,458
                 75,819 Macquarie DDR Trust.......        79,118
                  1,117 Macquarie Goodman
                        Group#....................         6,699
                 19,581 Macquarie Infrastructure
                        Group#....................        53,300
                220,206 Macquarie Office Trust....       266,748
                 21,821 Minara Resources Ltd.#....       100,202
                 11,178 Mirvac Group REIT#........        49,069
                 92,895 National Australia Bank
                        Ltd.......................     2,951,779
                  9,418 OneSteel Ltd..............        34,729
                  4,090 Orica Ltd.................        78,110
                 19,715 Oxiana Ltd.#..............        49,259
                 68,913 Pacific Brands Ltd........       141,347
                 17,480 Perilya Ltd...............        75,304
                  4,149 Promina Group Ltd.........        22,575
                 66,787 Qantas Airways Ltd........       273,756
                122,613 QBE Insurance Group
                        Ltd.......................     2,793,014
                  9,184 Rinker Group Ltd..........       130,455
                 31,466 Santos Ltd................       244,804
                 13,353 Suncorp-Metway Ltd.#......       213,628
                 40,859 Tattersall's Ltd.#........       125,685
                 43,716 Telstra Corp. Ltd.........       142,720
                  2,272 United Group Ltd..........        24,891
                  2,357 West Australian Newspapers
                        Holdings Ltd..............        21,641
                 30,734 Westpac Banking Corp.#*...       585,193
                  2,559 Woodside Petroleum Ltd....        76,752
                 25,190 Woolworths Ltd............       473,199
                 70,405 Zinifex Ltd...............     1,040,376
                                                   -------------
                                                      17,297,514
                                                   -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / December 31, 2006 (continued)

                Shares                                Value
                --------------------------------------------------
                AUSTRIA -- 0.7%
                 39,000 OMV AG................... $   2,203,161
                 36,000 Voestalpine AG...........     2,031,479
                                                  -------------
                                                      4,234,640
                                                  -------------
                BELGIUM -- 1.6%
                 15,233 Delhaize Group...........     1,268,711
                 54,308 Fortis...................     2,308,282
                119,304 Fortis...................     5,074,130
                  7,364 Solvay SA................     1,128,998
                                                  -------------
                                                      9,780,121
                                                  -------------
                BERMUDA -- 0.1%
                 15,000 Esprit Holdings Ltd......       166,921
                 32,200 Li & Fung Ltd............       100,069
                 16,000 Orient Overseas
                        International Ltd.#......       101,561
                358,000 Pacific Basin Shipping
                        Ltd......................       225,229
                 20,000 Shangri-La Asia Ltd......        52,229
                 44,000 Texwinca Holdings Ltd....        30,501
                 16,000 VTech Holdings Ltd.......        98,920
                 16,000 Yue Yuen Industrial
                        Holdings.................        50,670
                                                  -------------
                                                        826,100
                                                  -------------
                CANADA -- 1.2%
                103,100 Gerdau Ameristeel Corp...       920,946
                 33,146 ING Canada, Inc..........     1,490,916
                  6,513 IPSCO, Inc...............       612,403
                 16,615 Nexen, Inc...............       915,293
                 32,400 Teck Cominco Ltd. Class B     2,443,762
                 22,400 TELUS Corp.#.............     1,000,062
                                                  -------------
                                                      7,383,382
                                                  -------------
                CAYMAN ISLANDS -- 0.1%
                  2,500 ASM Pacific Technology
                        Ltd.#....................        13,888
                176,000 Far East Consortium
                        International Ltd.#......        85,596

               Shares                                  Value
               ----------------------------------------------------
                  11,000 Foxconn International
                         Holdings Ltd.*........... $      36,240
                  22,000 Kingboard Chemical
                         Holdings Ltd.............        86,143
                  23,100 Subsea 7, Inc.*..........       424,773
                                                   -------------
                                                         646,640
                                                   -------------
               CHINA -- 0.4%
                 898,000 Air China Ltd............       483,692
                 209,000 China Communications
                         Construction Co. Ltd.*...       206,377
               2,555,000 Industrial & Commercial
                         Bank of China#*..........     1,588,764
                                                   -------------
                                                       2,278,833
                                                   -------------
               DENMARK -- 0.3%
                  16,767 Novo-Nordisk A/S.........     1,396,273
                   2,698 Novo-Nordisk A/S Class B.       224,576
                                                   -------------
                                                       1,620,849
                                                   -------------
               FINLAND -- 0.7%
                  23,258 Metso Corp. OYJ..........     1,168,868
                 139,872 Nokia OYJ................     2,843,709
                                                   -------------
                                                       4,012,577
                                                   -------------
               FRANCE -- 11.3%
                  27,753 Air France-KLM#..........     1,167,559
                 141,237 Alcatel SA#..............     2,023,696
                  73,925 BNP Paribas SA#..........     8,027,050
                  22,369 Cap Gemini SA#...........     1,398,715
                  35,657 Carrefour SA*#...........     2,161,061
                  22,748 Casino Guichard-Perrachon
                         et Compagnie SA#.........     2,112,885
                   8,146 Christian Dior...........       864,161
                  47,309 Compagnie de Saint Gobain
                         SA#......................     3,971,805
                  72,730 Credit Agricole SA#......     3,046,855
                 121,147 France Telecom SA#.......     3,335,189

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / December 31, 2006 (continued)

                Shares                                Value
                --------------------------------------------------
                  9,825 Gaz De France#........... $     450,889
                  4,471 Nexans SA................       572,168
                 13,657 Pinault-Printemps-Redoute
                        SA#......................     2,039,175
                 39,100 Renault SA#..............     4,692,585
                 59,899 Sanofi-Aventis#..........     5,513,825
                 43,390 Societe Generale#........     7,338,784
                 78,213 Suez SA#.................     4,047,674
                152,955 Total SA#................    11,025,721
                  3,165 Unibail REIT#............       771,320
                  2,401 Vallourec SA.............       693,195
                  3,369 Vinci SA#................       429,073
                 89,202 Vivendi SA#..............     3,473,169
                                                  -------------
                                                     69,156,554
                                                  -------------
                GERMANY -- 10.7%
                 38,805 Allianz AG...............     7,923,132
                 12,615 Altana AG#...............       782,210
                 59,954 BASF AG..................     5,833,226
                 34,671 Bayer AG.................     1,859,436
                 18,600 Continental AG...........     2,161,603
                 13,748 DaimlerChrysler AG.......       848,629
                 48,443 Deutsche Bank AG#........     6,473,350
                 73,500 Deutsche Lufthansa AG....     2,021,341
                 18,542 Deutsche Postbank AG.....     1,561,235
                 89,500 Deutsche Telekom AG......     1,633,901
                 46,163 E.ON AG..................     6,260,935
                 28,900 Epcos AG*................       577,299
                 44,000 Infineon Technologies
                        AG*......................       617,470
                 23,759 KarstadtQuelle AG#*......       688,151
                 22,080 Metro AG.................     1,406,910
                 47,914 Muenchener
                        Rueckversicherungs-
                        Gesellschaft AG..........     8,231,680
                 51,611 RWE AG...................     5,683,761
                  6,481 Salzgitter AG............       846,854

               Shares                                   Value
               -----------------------------------------------------
                57,126 SAP AG#..................... $   3,032,952
                36,127 Siemens AG..................     3,580,023
                42,271 ThyssenKrupp AG.............     1,989,701
                48,500 TUI AG#.....................       968,577
                 5,234 Volkswagen AG#..............       592,817
                                                    -------------
                                                       65,575,193
                                                    -------------
               GREAT BRITAIN -- 21.6%
               103,533 AstraZeneca PLC.............     5,555,273
               196,200 Aviva PLC...................     3,151,058
               521,824 BAE Systems PLC.............     4,329,105
               546,120 Barclays PLC................     7,778,843
                16,708 Barratt Developments
                       PLC.........................       403,905
                42,488 Berkeley Group Holdings
                       PLC*........................     1,414,797
               400,452 BP PLC......................     4,475,488
               204,728 British Airways PLC*........     2,115,154
                76,586 British American Tobacco
                       PLC.........................     2,142,801
               483,353 BT Group PLC................     2,847,239
               220,187 Cable & Wireless PLC........       678,497
               184,716 Cadbury Schweppes PLC.......     1,976,938
                23,755 Carnival PLC................     1,199,703
                29,898 Charter PLC*................       527,639
                52,287 Cookson Group PLC...........       643,025
                 5,552 Corus Group PLC.............        57,556
                44,454 Countrywide PLC.............       468,997
                 6,387 EMI Group PLC...............        33,112
               557,000 Friends Provident PLC.......     2,361,309
                73,679 Gallaher Group PLC..........     1,655,221
               252,504 GlaxoSmithKline PLC.........     6,657,445
               200,500 HBOS PLC....................     4,437,079
                37,847 HSBC Holdings PLC...........       689,907
                 2,137 HSBC Holdings PLC
                       (HKD)#......................        39,169
               231,394 Imperial Chemical Industries
                       PLC.........................     2,047,418

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                 64,383 Imperial Tobacco Group
                        PLC....................... $   2,537,536
                187,612 ITV PLC...................       391,132
                692,382 J Sainsbury PLC...........     5,549,331
                176,527 Kesa Electricals PLC......     1,168,722
                329,908 Kingfisher PLC............     1,538,462
                 96,197 Land Securities Group
                        PLC.......................     4,364,451
                194,810 Lloyds TSB Group PLC......     2,173,813
                100,349 Marks & Spencer Group
                        PLC.......................     1,405,712
                 27,003 Michael Page International
                        PLC.......................       239,096
                132,487 Mitchells & Butlers PLC...     1,836,715
                112,847 National Grid PLC.........     1,635,519
                199,577 Premier Farnell PLC.......       771,790
                177,396 Prudential PLC............     2,423,886
                 53,940 Punch Taverns PLC.........     1,346,677
                 27,031 Reckitt Benckiser PLC.....     1,235,463
                 55,101 Reuters Group PLC.........       480,049
                 52,268 Rio Tinto PLC.............     2,777,924
                276,794 Rolls-Royce Group PLC*....     2,426,246
                612,027 Royal & Sun Alliance
                        Insurance Group PLC.......     1,827,247
                178,654 Royal Bank of Scotland
                        Group PLC.................     6,945,559
                 66,375 Royal Dutch Shell PLC
                        Class A...................     2,335,231
                201,529 Royal Dutch Shell PLC
                        Class A (EUR)#............     7,105,858
                 80,630 Royal Dutch Shell PLC
                        Class B...................     2,846,902
                 29,108 Smith & Nephew PLC........       303,803
                 81,609 Smiths Group PLC..........     1,581,990
                111,121 Tate & Lyle PLC...........     1,667,722
                159,500 Taylor Woodrow PLC........     1,330,973
                171,600 TI Automotive Ltd.
                        Class A(a)................             0

              Shares                                    Value
              ---------------------------------------------------
                 36,253 Unilever PLC............... $   1,013,614
                  6,662 Venture Production PLC*....       115,177
              2,108,030 Vodafone Group PLC.........     5,816,926
                 65,780 Whitbread PLC..............     2,157,007
                 43,663 William Hill PLC...........       539,106
                282,123 WM Morrison Supermarkets
                        PLC........................     1,403,195
                810,920 Woolworths Group PLC.......       543,678
                 55,110 Xstrata PLC................     2,750,506
                                                    -------------
                                                      132,273,696
                                                    -------------
              GREECE -- 0.4%
                 79,493 Hellenic Telecommunication
                        Organisation SA*...........     2,376,080
                                                    -------------
                                                        2,376,080
                                                    -------------
              HONG KONG -- 0.6%
                 15,200 Bank of East Asia Ltd......        86,037
                 29,000 BOC Hong Kong (Holdings)
                        Ltd.#......................        78,478
                 60,500 CLP Holdings Ltd...........       446,797
                 27,000 Hang Lung Group Ltd........        81,909
                 28,000 Hang Lung Properties
                        Ltd........................        70,149
                 13,000 Hang Seng Bank Ltd.#.......       177,370
                  5,000 Henderson Land
                        Development Co. Ltd.#......        27,784
                 31,000 Hong Kong & China Gas
                        Ltd........................        69,595
                 34,000 Hong Kong Electric Holdings
                        Ltd........................       165,405
                 10,000 Hong Kong Exchanges &
                        Clearing Ltd...............       109,244
                 35,500 Hong Kong & Shanghai
                        Hotels Ltd.................        59,869
                 17,000 Hopewell Holdings Ltd......        59,532
                 23,000 Hutchison Whampoa Ltd......       232,839
                 13,500 Link REIT..................        27,919

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                 12,000 Melco International
                        Development Ltd........... $      28,393
                 40,000 New World Development Co.
                        Ltd.......................        80,221
                 58,000 PCCW Ltd.#................        35,180
                616,634 Sino Land Co. Ltd.#.......     1,431,607
                 11,000 Sun Hung Kai Properties
                        Ltd.......................       125,931
                 14,700 Swire Pacific Ltd.........       158,049
                  5,000 Television Broadcasts Ltd.        30,553
                 30,000 Wharf (Holdings) Ltd......       110,348
                  4,400 Wing Lung Bank Ltd........        45,876
                                                   -------------
                                                       3,739,085
                                                   -------------
                IRELAND -- 0.6%
                 52,892 Anglo Irish Bank Corp.
                        PLC.......................     1,096,288
                 54,494 Bank of Ireland...........     1,255,292
                 64,973 C&C Group PLC.............     1,153,738
                                                   -------------
                                                       3,505,318
                                                   -------------
                ITALY -- 3.5%
                 51,523 Assicurazioni Generali
                        SpA#......................     2,255,241
                 27,025 Autogrill SpA#............       495,480
                 15,000 Buzzi Unicem SpA..........       425,241
                240,774 Enel SpA..................     2,478,215
                307,179 ENI SpA#..................    10,331,560
                 18,805 Fiat SpA*.................       357,557
                 37,500 Fondiaria-Sai SpA.........     1,792,916
                 57,700 Italcementi SpA#..........     1,623,741
                 32,984 UniCredito Italiano SpA...       288,213
                151,309 UniCredito Italiano SpA
                        new.......................     1,327,228
                                                   -------------
                                                      21,375,392
                                                   -------------
                JAPAN -- 24.7%
                  2,400 Acom Co. Ltd.#............        80,463

                Shares                                 Value
                ------------------------------------------------
                 26,000 Aioi Insurance Co. Ltd.... $     183,714
                 28,000 Amada Co. Ltd.............       297,090
                  4,500 Aoyama Trading Co. Ltd....       135,058
                 18,100 Asahi Breweries Ltd.#.....       289,981
                 35,000 Asahi Kasei Corp..........       229,397
                  4,700 Astellas Pharma, Inc......       214,029
                  2,800 Autobacs Seven Co. Ltd....       102,415
                 39,000 Bank of Yokohama Ltd......       305,831
                 74,600 Bridgestone Corp.#........     1,668,552
                 24,000 Brother Industries Ltd....       325,195
                 13,000 Calsonic Kansei Corp......        76,048
                 99,100 Canon, Inc.#..............     5,611,850
                  9,800 Capcom Co. Ltd.#..........       175,766
                  3,600 Casio Computer Co. Ltd.#..        81,765
                 28,000 Central Glass Co. Ltd.....       160,533
                     35 Central Japan Railway
                        Co........................       361,469
                 17,000 Chiba Bank Ltd............       143,866
                 11,200 Chubu Electric Power Co.,
                        Inc.......................       334,478
                 67,000 Cosmo Oil Co. Ltd.#.......       272,906
                  3,700 CSK Corp.#................       157,173
                 15,000 Dai Nippon Printing Co.
                        Ltd.......................       231,900
                 10,000 Daikyo, Inc.*.............        51,338
                137,000 Daiwa Securities Group,
                        Inc.......................     1,524,466
                 78,000 Denki Kagaku Kogyo
                        Kabushiki Kaisha..........       323,662
                  8,500 Denso Corp................       337,512
                    382 East Japan Railway Co.....     2,547,238
                 69,300 EDION Corp.#..............     1,029,154
                  5,400 Eisai Co. Ltd.............       296,905
                  3,300 Electric Power Development
                        Co. Ltd...................       145,436
                 15,100 Fanuc Ltd.................     1,480,620
                 22,500 Fast Retailing Co. Ltd....     2,152,409

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                 37,000 Fuji Electric Holdings Co.
                        Ltd....................... $     200,849
                 44,000 Fujitsu Ltd.#.............       345,842
                 17,000 Hankyu Department Stores,
                        Inc.......................       141,356
                  3,800 Hisamitsu Pharmaceutical
                        Co., Inc.#................       120,444
                  4,500 Hitachi Capital Corp......        85,922
                193,000 Hitachi Ltd.#.............     1,204,960
                118,700 Honda Motor Co. Ltd.#.....     4,695,224
                 10,300 Isetan Co. Ltd............       185,285
                    885 Japan Tobacco, Inc........     4,268,778
                110,400 JFE Holdings, Inc.#.......     5,658,085
                 37,000 Joyo Bank Ltd.............       204,465
                 65,700 JSR Corp..................     1,702,405
                 18,000 Kamigumi Co. Ltd..........       147,483
                 11,200 Kansai Electric Power Co.,
                        Inc.......................       302,213
                 22,000 Kawasaki Kisen Kaisha
                        Ltd.#.....................       172,246
                     48 KDDI Corp.................       325,749
                  6,600 Keyence Corp..............     1,630,646
                  9,000 Kikkoman Corp.#...........       108,746
                 11,000 Kitz Corp.................        91,896
                  9,400 Koa Corp.#................       132,415
                 26,000 Kobe Steel Ltd............        89,260
                 30,300 Komatsu Ltd...............       610,245
                 45,000 Kubota Corp...............       418,437
                 22,000 KUREHA Corp...............       101,163
                  2,700 Kyocera Corp..............       254,962
                 12,000 Kyowa Exeo Corp...........       121,837
                 38,400 Leopalace21 Corp..........     1,223,182
                 19,000 Maeda Road Construction
                        Co. Ltd...................       138,048
                  9,500 Makita Corp...............       291,867
                 73,000 Marubeni Corp.............       369,034
                 76,700 Marui Co. Ltd.............       889,288

                Shares                                 Value
                ------------------------------------------------
                130,000 Matsushita Electric
                        Industrial Co. Ltd........ $   2,614,203
                 25,000 Mazda Motor Corp..........       171,039
                 83,500 Millea Holdings, Inc......     2,934,442
                 60,000 Mitsubishi Chemical
                        Holdings Corp.............       378,505
                 50,000 Mitsubishi Corp...........       938,265
                 47,000 Mitsubishi Electric Corp..       429,454
                183,000 Mitsubishi Estate Co. Ltd.     4,744,899
                 22,000 Mitsubishi Gas Chemical
                        Co., Inc..................       230,532
                 63,000 Mitsubishi Materials
                        Corp.#....................       236,957
                 27,000 Mitsubishi Rayon Co.
                        Ltd.#.....................       181,756
                    540 Mitsubishi Tokyo Financial
                        Group, Inc................     6,717,906
                 30,000 Mitsui & Co. Ltd..........       446,477
                268,000 Mitsui Chemicals, Inc.....     2,055,906
                  5,000 Mitsui Fudosan Co. Ltd.
                        REIT......................       122,273
                 38,000 Mitsui Mining & Smelting
                        Co. Ltd...................       190,520
                339,000 Mitsui OSK Lines Ltd......     3,348,141
                 12,000 Mitsui Sumitomo Insurance
                        Co. Ltd...................       131,459
                    147 Mizuho Financial Group,
                        Inc.......................     1,051,292
                  9,000 NGK Spark Plug Co. Ltd.#..       169,706
                 81,500 Nikko Cordial Corp.#......       936,891
                 14,000 Nikon Corp.#..............       304,274
                  1,100 Nintendo Co. Ltd..........       285,143
                273,000 Nippon Mining Holdings,
                        Inc.......................     1,964,155
                 24,000 Nippon Paint Co. Ltd......       125,912
                 66,000 Nippon Sheet Glass Co.
                        Ltd.#.....................       309,868
                 17,000 Nippon Shokubai Co........       180,864

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / December 31, 2006 (continued)

                Shares                                Value
                -----------------------------------------------
                160,000 Nippon Steel Corp........ $     920,424
                    599 Nippon Telegraph &
                        Telephone Corp...........     2,959,665
                 42,000 Nippon Yusen Kabushiki
                        Kaisha#..................       307,308
                299,900 Nissan Motor Co. Ltd.#...     3,642,629
                 17,000 Nisshin Oillio Group Ltd.       110,534
                197,300 Nomura Holdings, Inc.#...     3,732,432
                 30,000 NSK Ltd..................       295,303
                    630 NTT Data Corp.#..........     3,159,436
                  1,132 NTT DoCoMo, Inc..........     1,790,088
                 30,000 Obayashi Corp............       194,805
                 16,780 Orix Corp................     4,868,283
                 62,000 Osaka Gas Co. Ltd........       231,372
                 14,000 Pacific Metals Co. Ltd...       137,264
                113,800 Pioneer Corp.#...........     1,564,690
                108,000 Rengo Co. Ltd.#..........       688,658
                     67 Resona Holdings, Inc.#...       183,275
                 22,000 Ricoh Co. Ltd............       449,847
                 11,800 Sankyo Co. Ltd...........       653,958
                  4,600 Santen Pharmaceutical Co.
                        Ltd......................       129,315
                 14,000 Sanwa Shutter Corp.......        82,468
                 31,000 Secom Co. Ltd............     1,609,119
                 76,300 Seven & I Holdings Co.
                        Ltd......................     2,375,194
                269,000 Sharp Corp.#.............     4,638,337
                  5,700 Shimachu Co. Ltd.........       165,471
                 36,000 Shimizu Corp.#...........       180,204
                  5,700 Shin-Etsu Chemical Co.
                        Ltd......................       379,412
                 14,500 Showa Shell Sekiyu K.K.#.       162,376
                  5,000 Softbank Corp.#..........        97,495
                  9,300 Sony Corp.#..............       398,631
                 58,000 Sumitomo Chemical Co.
                        Ltd......................       450,646
                 46,000 Sumitomo Corp............       685,742

               Shares                                   Value
               --------------------------------------------------
                13,300 Sumitomo Electric Industries
                       Ltd......................... $     208,092
               301,000 Sumitomo Heavy Industries
                       Ltd.........................     3,166,297
                95,000 Sumitomo Metal Industries
                       Ltd.........................       413,172
                14,000 Sumitomo Metal Mining Co.
                       Ltd.#.......................       179,779
                   800 Sumitomo Mitsui Financial
                       Group, Inc.#................     8,160,049
                 5,000 Sumitomo Realty &
                       Development Co. Ltd.#.......       160,778
                24,000 Sumitomo Trust and
                       Banking Co. Ltd.............       250,229
                28,650 T&D Holdings, Inc...........     1,897,629
                39,000 Taiheiyo Cement Corp........       152,866
                15,200 Takeda Pharmaceutical Co.
                       Ltd.........................     1,044,268
                23,000 Tanabe Seiyaku Co. Ltd......       300,664
                15,400 TDK Corp....................     1,226,030
                46,000 Teijin Ltd..................       283,676
                25,000 Toagosei Co. Ltd............        90,648
                32,000 Tobu Railway Co. Ltd........       154,686
                 6,200 Tohoku Electric Power Co.,
                       Inc.........................       154,789
                91,600 Tokyo Electric Power Co.,
                       Inc.#.......................     2,964,723
                27,100 Tokyo Electron Ltd.#........     2,139,906
               316,000 Tokyo Gas Co. Ltd...........     1,680,828
                88,000 Toshiba Corp.#..............       573,546
                43,000 Tosoh Corp..................       190,228
                12,000 Toyo Suisan Kaisha Ltd......       192,472
               128,900 Toyota Motor Corp...........     8,453,715
                23,000 UNY Co. Ltd.................       299,713
                 1,880 USS Co. Ltd.................       122,504
                    40 West Japan Railway Co.......       171,220
                18,000 Yamaha Corp.#...............       381,500

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                  8,700 Yamaha Motor Co. Ltd.#.... $     273,834
                 25,000 Yokohama Rubber Co.
                        Ltd.......................       150,937
                                                   -------------
                                                     151,444,549
                                                   -------------
                NETHERLANDS -- 6.5%
                109,666 ABN AMRO Holding NV.......     3,517,010
                 77,555 Aegon NV..................     1,476,962
                 27,781 Akzo Nobel NV.............     1,693,912
                 15,678 ASML Holding NV*..........       387,479
                 66,800 Buhrmann NV...............       992,122
                106,673 European Aeronautic
                        Defence and Space Co.
                        NV#.......................     3,670,353
                290,768 ING Groep NV..............    12,881,470
                 82,352 Mittal Steel Co. NV.......     3,456,737
                 22,000 Mittal Steel Co. NV.......       923,613
                  9,695 Randstad Holding NV.......       667,188
                438,233 Royal KPN NV..............     6,210,535
                 42,074 Royal Philips Electronics
                        NV........................     1,585,541
                 20,525 Unilever NV...............       560,400
                 56,800 Wolters Kluwer NV.........     1,632,779
                                                   -------------
                                                      39,656,101
                                                   -------------
                NEW ZEALAND -- 0.1%
                 30,979 Auckland International
                        Airport Ltd...............        47,780
                 12,655 Fletcher Building Ltd.....        98,626
                 12,831 Kiwi Income Property Trust
                        REIT......................        13,930
                 93,946 Telecom Corp. of New
                        Zealand Ltd...............       318,701
                                                   -------------
                                                         479,037
                                                   -------------
                NORWAY -- 1.2%
                  4,260 Aker Kvaerner ASA.........       530,378
                 28,077 Orkla ASA.................     1,590,862
                350,000 Pan Fish ASA*.............       320,212

                Shares                                 Value
                ------------------------------------------------
                 48,420 Petroleum Geo-Services
                        ASA*...................... $   1,134,256
                101,879 Statoil ASA...............     2,689,034
                 22,144 Telenor ASA...............       413,863
                 18,600 TGS Nopec Geophysical Co.
                        ASA*......................       384,084
                                                   -------------
                                                       7,062,689
                                                   -------------
                PORTUGAL -- 0.3%
                383,680 Energias de Portugal SA...     1,943,910
                                                   -------------
                                                       1,943,910
                                                   -------------
                SINGAPORE -- 0.8%
                 10,000 Chartered Semiconductor
                        Manufacturing Ltd.#*......         8,315
                  9,000 City Developments Ltd.....        74,109
                 39,000 ComfortDelGro Corp. Ltd...        40,926
                211,000 DBS Group Holdings
                        Ltd.#.....................     3,107,873
                 21,600 Elec & Eltek International
                        Co. Ltd...................        60,219
                 50,000 Flextronics International
                        Ltd.#*....................       574,000
                 13,000 Fraser and Neave Ltd......        37,995
                  6,000 Keppel Corp. Ltd..........        68,678
                214,000 MMI Holding Ltd...........       146,445
                  7,000 Neptune Orient Lines
                        Ltd.#.....................         9,536
                 40,000 Overseas-Chinese Banking
                        Corp. Ltd.................       200,330
                 28,000 SembCorp Industries Ltd...        69,875
                  7,000 SIA Engineering Co........        19,621
                 12,000 Singapore Airlines Ltd.*..       136,877
                 13,000 Singapore Exchange Ltd.#..        48,056
                  6,000 Singapore Land Ltd........        33,628
                 50,000 Singapore Petroleum Co.
                        Ltd.#.....................       142,074
                 23,000 Singapore Post Ltd........        16,313

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                 23,000 Singapore Press Holdings
                        Ltd.#..................... $      64,165
                 16,000 Singapore Technologies
                        Engineering Ltd...........        32,121
                  6,000 Singapore
                        Telecommunications Ltd....        12,814
                 52,000 SMRT Corp. Ltd............        40,335
                 21,000 STATS ChipPAC Ltd.#*......        15,916
                 29,000 Suntec REIT...............        34,331
                  3,000 United Overseas Bank
                        Ltd.......................        37,840
                 19,000 United Overseas Land
                        Ltd.*.....................        53,671
                  7,000 Want Want Holdings Ltd....        11,408
                                                   -------------
                                                       5,097,471
                                                   -------------
                SPAIN -- 3.1%
                121,372 Banco Bilbao Vizcaya
                        Argentaria SA.............     2,911,424
                116,500 Banco Santander Central
                        Hispano SA................     2,166,727
                 18,102 Gestevision Telecinco SA..       515,456
                 14,596 Industria de Diseno Textil
                        SA........................       784,051
                233,379 Repsol YPF SA#............     8,051,414
                224,992 Telefonica SA.............     4,773,018
                                                   -------------
                                                      19,202,090
                                                   -------------
                SWEDEN -- 1.6%
                318,885 Nordea Bank AB............     4,906,908
                 37,100 Svenska Cellulosa AB
                        Class B...................     1,934,467
                608,133 Telefon LM Ericsson AB....     2,453,749
                  6,194 Volvo AB Class B#.........       426,812
                                                   -------------
                                                       9,721,936
                                                   -------------
                SWITZERLAND -- 4.2%
                  3,567 Actelion Ltd.*............       783,900
                  6,389 Compagnie Financiere
                        Richmont AG Class A.......       370,742

                Shares                                Value
                -----------------------------------------------
                 96,272 Credit Suisse Group...... $   6,710,622
                  7,521 Logitech International
                        SA*......................       215,690
                  5,895 Nestle SA................     2,088,581
                101,473 Novartis AG..............     5,825,854
                  1,665 OC Oerlikon Corp. AG#*...       820,925
                 19,274 Roche Holding AG.........     3,445,274
                    742 Serono SA................       663,607
                 23,840 Swiss Reinsurance........     2,017,968
                 10,487 Zurich Financial Services
                        AG.......................     2,810,848
                                                  -------------
                                                     25,754,011
                                                  -------------
                TOTAL COMMON STOCKS
                 (Cost $449,615,530).............   606,443,768
                                                  -------------

                PREFERRED STOCKS -- 0.1%
                GERMANY -- 0.1%
                  2,351 Fresenius Medical Care AG
                        Pfd. 0.88%...............       505,065
                                                  -------------
                                                        505,065
                                                  -------------
                TOTAL PREFERRED STOCKS
                 (Cost $305,932 )................       505,065
                                                  -------------

                DEPOSITARY RECEIPTS -- 0.1%
                HOTELS & RESTAURANTS -- 0.0%
                  3,812 Melco PBL Entertainment
                        Macau Ltd. ADR#*.........        81,043
                                                  -------------
                                                         81,043
                                                  -------------
                TELECOMMUNICATIONS -- 0.1%
                 31,240 Nokia OYJ ADR............       634,797
                 20,203 Telstra Corp. Ltd. ADR...        42,838
                                                  -------------
                                                        677,635
                                                  -------------
                TOTAL DEPOSITARY RECEIPTS
                 (Cost $615,514).................       758,678
                                                  -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / December 31, 2006 (continued)

                  Principal
                  Amount                                            Value
                  --------------------------------------------------------------
                  SHORT-TERM INVESTMENTS -- 0.1%
                  MUTUAL FUND -- 0.1%
                   $505,988         Goldman Sachs Prime
                                    Obligations Fund
                                    5.210%(b).................. $     505,988
                                                                -------------
                  TOTAL SHORT-TERM INVESTMENTS
                   (Cost $505,988).............................       505,988
                                                                -------------
                  TOTAL INVESTMENTS -- 99.4%
                   (Cost $451,042,964).........................   608,213,499
                  Assets in excess of other liabilities -- 0.6%     3,681,973
                                                                -------------
                  TOTAL NET ASSETS -- 100.0%                    $ 611,895,472
                                                                =============

FOOTNOTES TO THE PORTFOLIO OF INVESTMENTS:

         *   --  Non-income producing security.
         #   --  A portion of the security was held on loan. As of
                 December 31, 2006, the market value of the
                 securities loaned was $123,283,269 and the collateral
                 received consisted of cash in the amount of
                 $127,998,067.
         (a) --  Represents a security which is fair-valued.
         (b) --  Rate quoted represents the seven day yield of the
                 Fund.

SECURITY ABBREVIATIONS:
ADR-- American Depositary Receipt
REIT-- Real Estate Investment Trust
EUR-- Euro Dollar
HKD-- Hong Kong Dollar

   The accompanying notes are an integral part of the financial statements.

METLIFE INVESTMENT INTERNATIONAL STOCK FUND

Summary of Total Foreign Securities by Industry Classification 12/31/06

                                                Value   Percent of
              INDUSTRY                          (000)   Net Assets
              ----------------------------------------------------
              Aerospace & Defense                10,426     1.7%
              Airlines                            6,198     1.0
              Apparel & Textiles                    547     0.1
              Automotive                         28,445     4.6
              Banking                           107,841    17.7
              Building & Construction            12,367     2.0
              Business Services & Supplies        6,387     1.0
              Chemicals                          19,089     3.1
              Commercial Services                 1,305     0.2
              Computers & Information             3,344     0.5
              Cosmetics & Personal Care             864     0.1
              Distribution & Wholesale            3,775     0.6
              Diversified Financial Services     13,350     2.2
              Diversified Operations                440     0.1
              Electrical Equipment                7,708     1.3
              Electronics                         7,091     1.2
              Entertainment & Leisure             4,595     0.8
              Food, Beverage & Tobacco           36,341     5.9
              Forest Products & Paper             2,715     0.4
              Health Care                           860     0.1
              Hotels & Restaurants                2,350     0.4
              Household Products                  6,336     1.0
              Industrial Machinery                6,596     1.1
              Insurance                          58,966     9.7
              Internet Services & Applications       97     0.0*
              Manufacturing                       6,715     1.1
              Metals & Mining                    29,940     4.9
              Multimedia                          6,260     1.0
              Oil & Gas                          56,970     9.3
              Pharmaceuticals                    32,992     5.4
              Real Estate                        15,355     2.5
              Retail                             19,997     3.3
              Semiconductors                      4,004     0.7
              Software                            3,209     0.5
              Telecommunications                 47,549     7.8
              Transportation                      7,544     1.2
              Utilities--Electric                22,574     3.7
              Utilities--Gas                      2,518     0.4
              Utilities--Water                    4,048     0.7
                                               --------    ----
                  TOTAL                        $607,708    99.3%
                                               ========    ====

*Percentage is less than 0.1%

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006

                Shares                                 Value
                ------------------------------------------------
                COMMON STOCKS -- 98.7%
                ADVERTISING -- 1.3%
                  1,797 Advo, Inc................. $      58,582
                  2,626 Catalina Marketing Corp...        72,215
                    500 FTD Group, Inc.*..........         8,945
                    900 Gaiam, Inc. Class A*......        12,312
                  3,000 Getty Images, Inc.*.......       128,460
                  3,314 Harte-Hanks, Inc..........        91,831
                 25,200 Interpublic Group of Cos.,
                        Inc.*.....................       308,448
                139,965 inVentiv Health, Inc.#*...     4,947,763
                  1,328 Marchex, Inc. Class B*....        17,769
                  3,776 R.H. Donnelley Corp.......       236,868
                  3,900 SITEL Corp.*..............        16,458
                  2,076 Valuevision Media, Inc.*..        27,279
                                                   -------------
                                                       5,926,930
                                                   -------------
                AEROSPACE & DEFENSE -- 0.7%
                  2,105 AAR Corp.*................        61,445
                  1,869 Alliant Techsystems, Inc.*       146,137
                    600 ARGON ST, Inc.*...........        12,924
                  1,784 Armor Holdings, Inc.*.....        97,852
                  4,341 BE Aerospace, Inc.*.......       111,477
                  2,438 Curtiss-Wright Corp.......        90,401
                  2,247 DRS Technologies, Inc.....       118,372
                    885 EDO Corp..................        21,010
                  1,380 Esterline Technologies
                        Corp.*....................        55,517
                  3,175 GenCorp, Inc.*............        44,514
                 52,265 Heico Corp.#..............     2,029,450
                    669 Herley Industries, Inc.*..        10,831
                    831 Innovative Solutions &
                        Support, Inc.*............        14,152
                  1,200 K&F Industries Holdings,
                        Inc.*.....................        27,252
                  1,292 Kaman Corp................        28,928
                  2,290 Moog, Inc.*...............        87,455

               Shares                                   Value
               --------------------------------------------------
                   400 MTC Technologies, Inc.*..... $       9,420
                 3,352 Orbital Sciences Corp.*.....        61,811
                   435 Sequa Corp.*................        50,051
                 3,600 Spirit Aerosystems Holdings,
                       Inc. Class A*...............       120,492
                 2,115 Teledyne Technologies,
                       Inc.*.......................        84,875
                   700 TransDigm Group, Inc.*......        18,557
                   933 Triumph Group, Inc..........        48,917
                   639 United Industrial Corp......        32,429
                                                    -------------
                                                        3,384,269
                                                    -------------
               AIRLINES -- 0.9%
                 5,635 Airtran Holdings, Inc.*.....        66,155
                 2,363 Alaska Air Group, Inc.*.....        93,338
                 5,091 Continental Airlines, Inc.
                       Class B*....................       210,004
                 3,439 ExpressJet Holdings, Inc.*..        27,856
                 2,269 Frontier Airlines Holdings,
                       Inc.*.......................        16,791
                10,095 JetBlue Airways Corp.*......       143,349
                 1,688 Mesa Air Group, Inc.*.......        14,466
                 2,000 Republic Airways Holdings,
                       Inc.*.......................        33,560
               117,358 Skywest, Inc.#..............     2,993,802
                 6,200 UAL Corp.*..................       272,800
                 3,500 US Airways Group, Inc.*.....       188,475
                                                    -------------
                                                        4,060,596
                                                    -------------
               APPAREL & TEXTILES -- 1.3%
                81,182 Carter's, Inc.#*............     2,070,141
                   491 Cherokee, Inc...............        21,069
                   855 Columbia Sportswear Co......        47,624
                   700 Crocs, Inc.*................        30,240
                   710 Deckers Outdoor Corp.*......        42,565
                 1,121 G&K Services, Inc...........        43,596
                 1,307 Guess ?, Inc.*..............        82,903
                 1,843 Gymboree Corp.*.............        70,329

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                Value
                -----------------------------------------------
                 1,189 Hartmarx Corp.*........... $       8,394
                 2,100 Iconix Brand Group, Inc.*.        40,719
                 6,600 Jones Apparel Group, Inc..       220,638
                 1,524 K-Swiss, Inc..............        46,848
                 1,621 Kellwood Co...............        52,715
                 6,130 Liz Claiborne, Inc........       266,410
                 1,000 Maidenform Brands, Inc.*..        18,120
                   857 Oxford Industries, Inc....        42,550
                   341 Perry Ellis International,
                       Inc.*.....................        13,981
                 3,191 Phillips-Van Heusen
                       Corp......................       160,092
                 7,286 Quiksilver, Inc.*.........       114,755
                   657 Skechers U.S.A., Inc.*....        21,885
                 1,191 Steven Madden Ltd.........        41,792
                 2,329 Stride Rite Corp..........        35,121
                31,700 Timberland Co.#*..........     1,001,086
                   900 True Religion Apparel,
                       Inc.*.....................        13,779
                   679 Unifirst Corp.............        26,080
                 2,753 Warnaco Group, Inc.*......        69,871
                   544 Weyco Group, Inc..........        13,518
                46,468 Wolverine World Wide,
                       Inc.#.....................     1,325,267
                                                  -------------
                                                      5,942,088
                                                  -------------
                AUTOMOTIVE -- 0.4%
                   900 Accuride Corp.*...........        10,134
                 1,366 Aftermarket Technology
                       Corp.*....................        29,068
                 3,237 American Axle &
                       Manufacturing Holdings,
                       Inc.......................        61,471
                 4,073 ArvinMeritor, Inc.........        74,251
                 1,306 ASV, Inc.*................        21,249
                 4,809 Autoliv, Inc..............       289,983
                   594 Bandag, Inc...............        29,955
                 3,258 BorgWarner, Inc...........       192,287

                 Shares                               Value
                 -------------------------------------------------
                  1,300 Commercial Vehicle Group,
                        Inc.*.................... $      28,340
                  3,868 Cooper Tire & Rubber Co..        55,312
                    750 Fuel Systems Solutions,
                        Inc.*....................        16,560
                 10,300 Goodyear Tire & Rubber
                        Co.*.....................       216,197
                    963 Keystone Automotive
                        Industries, Inc.*........        32,732
                  3,800 Lear Corp................       112,214
                    700 Miller Industries, Inc.*.        16,800
                  2,093 Modine Manufacturing
                        Co.......................        52,388
                  3,576 Navistar International
                        Corp.*...................       119,546
                    885 Noble International Ltd..        17,744
                  4,252 Oshkosh Truck Corp.......       205,882
                  1,550 Superior Industries
                        International............        29,868
                  2,491 Tenneco Automotive, Inc.*        61,578
                    900 Titan International, Inc.        18,135
                  2,477 TRW Automotive Holdings
                        Corp.*...................        64,080
                  7,599 Visteon Corp.*...........        64,440
                  1,854 Wabash National Corp.....        27,995
                                                  -------------
                                                      1,848,209
                                                  -------------
                 BANKING -- 7.8%
                    773 1st Source Corp..........        24,836
                    920 Alabama National
                        Bancorp..................        63,232
                  1,256 Amcore Financial, Inc....        41,033
                    660 AmericanWest Bancorp.....        15,985
                    600 Ameris Bancorp...........        16,908
                    678 Arrow Financial Corp.....        16,794
                  7,793 Associated Banc-Corp.....       271,820
                    400 Bancfirst Corp...........        21,600
                  4,596 Bancorpsouth, Inc........       123,265

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                    400 BancTrust Financial Group,
                        Inc....................... $      10,208
                    996 Bank of Granite Corp......        18,894
                 42,441 Bank of Hawaii Corp.......     2,289,692
                    674 Bank of the Ozarks, Inc...        22,282
                  1,600 BankFinancial Corp........        28,496
                    749 Banner Corp...............        33,211
                  1,242 BOK Financial Corp........        68,285
                169,128 Boston Private Financial
                        Holdings, Inc.#...........     4,771,101
                    400 Cadence Financial Corp....         8,668
                    400 Camden National Corp......        18,448
                    850 Capital City Bank Group,
                        Inc.......................        30,005
                    540 Capital Corp. of the West.        17,329
                    800 Capitol Bancorp Ltd.......        36,960
                  1,000 Cardinal Financial Corp...        10,250
                  1,796 Cascade Bancorp...........        55,730
                    450 Cass Information Systems,
                        Inc.......................        16,281
                  3,046 Cathay General Bancorp....       105,117
                  3,600 Centennial Bank Holdings,
                        Inc.*.....................        34,056
                    800 Center Financial Corp.....        19,176
                    600 Centerstate Banks of
                        Florida, Inc..............        12,540
                  1,776 Central Pacific Financial
                        Corp......................        68,838
                  1,393 Chemical Financial Corp...        46,387
                  2,641 Chittenden Corp...........        81,052
                  2,526 Citizens Banking Corp.....        66,939
                    752 City Bank.................        26,904
                  1,118 City Holding Co...........        45,715
                  2,427 City National Corp........       172,802
                    899 Coastal Financial Corp....        15,058
                    967 CoBiz, Inc................        21,313
                100,508 Colonial BancGroup, Inc...     2,587,076

                Shares                                 Value
                ------------------------------------------------
                   700 Columbia Bancorp........... $      18,515
                 1,007 Columbia Banking System,
                       Inc........................        35,366
                 4,064 Commerce Bancshares,
                       Inc........................       196,738
                   360 Community Bancorp,
                       Inc.*......................        10,868
                 1,624 Community Bank System,
                       Inc........................        37,352
                 1,385 Community Banks, Inc.......        38,448
                   971 Community Trust Bancorp,
                       Inc........................        40,326
                 2,162 Corus Bankshares, Inc......        49,877
                 3,369 Cullen/Frost Bankers, Inc..       188,058
                 3,510 CVB Financial Corp.........        50,755
                 3,576 East-West Bancorp, Inc.....       126,662
                   621 Enterprise Financial
                       Services Corp..............        20,232
                   400 Farmers Capital Bank
                       Corp.......................        13,652
                   727 First Bancorp (North
                       Carolina)..................        15,878
                 3,962 First Bancorp (Puerto
                       Rico)......................        37,758
                 1,005 First Busey Corp...........        23,165
                 1,688 First Charter Corp.........        41,525
                   300 First Citizens BancShares,
                       Inc........................        60,792
                 4,118 First Commonwealth
                       Financial Corp.............        55,305
                84,732 First Community Bancorp,
                       Inc.#......................     4,428,942
                   622 First Community
                       Bancshares, Inc............        24,606
                 2,037 First Financial Bancorp....        33,835
                 1,300 First Financial Bankshares,
                       Inc........................        54,418
                   880 First Financial Corp.......        31,196

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                 Shares                               Value
                 ----------------------------------------------
                  7,300 First Horizon National
                        Corp..................... $     304,994
                    586 First Indiana Corp.......        14,861
                  1,219 First Merchants Corp.....        33,145
                 28,828 First Midwest Bancorp,
                        Inc.#....................     1,115,067
                    387 First Regional Bancorp*..        13,193
                 44,579 First Republic Bank......     1,742,147
                    481 First South Bancorp, Inc.        15,339
                  1,200 First State Bancorp......        29,700
                  4,572 FirstMerit Corp..........       110,368
                  3,622 FNB Corp. (Pennsylvania).        66,174
                    545 FNB Corp. (Virginia).....        22,645
                  4,012 Fremont General Corp.....        65,034
                  2,407 Frontier Financial Corp..        70,357
                  9,949 Fulton Financial Corp....       166,148
                    875 GB&T Bancshares, Inc.....        19,399
                  2,655 Glacier Bancorp, Inc.....        64,888
                    674 Great Southern Bancorp,
                        Inc......................        19,890
                 60,986 Greater Bay Bancorp#.....     1,605,761
                    493 Greene County Bancshares,
                        Inc......................        19,587
                  1,662 Hancock Holding Co.......        87,820
                  2,392 Hanmi Financial Corp.....        53,892
                  1,863 Harleysville National
                        Corp.....................        35,975
                    900 Heartland Financial USA,
                        Inc......................        25,965
                    605 Heritage Commerce Corp...        16,117
                    625 IBERIA BANK Corp.........        36,906
                 18,601 Independent Bank Corp.
                        (Massachusetts)..........       670,194
                  1,339 Independent Bank Corp.
                        (Michigan)...............        33,863
                    980 Integra Bank Corp........        26,970
                  1,219 Interchange Financial
                        Services Corp. (New
                        Jersey)..................        28,025

               Shares                                  Value
               -------------------------------------------------
                2,632 International Bancshares
                      Corp........................ $      81,355
                  300 Intervest Bancshares
                      Corp.*......................        10,323
                3,933 Investors Financial Services
                      Corp........................       167,821
                1,138 Irwin Financial Corp........        25,753
                1,363 Lakeland Bancorp, Inc.......        20,309
                  800 Lakeland Financial Corp.....        20,424
                  693 Macatawa Bank Corp..........        14,733
                1,070 MainSource Financial Group,
                      Inc.........................        18,125
               82,022 MB Financial Corp.#.........     3,084,847
                  928 MBT Financial Corp..........        14,217
                  551 Mercantile Bank Corp........        20,773
                7,186 Mercantile Bankshares
                      Corp........................       336,233
                  450 MetroCorp Bancshares,
                      Inc.........................         9,468
                1,306 Mid-State Bancshares........        47,525
                1,077 Midwest Banc Holdings,
                      Inc.........................        25,579
                1,200 Nara Bancorp, Inc...........        25,104
                2,725 National Penn Bancshares,
                      Inc.........................        55,181
               30,703 NBT Bancorp, Inc.#..........       783,233
                  572 Northern Empire
                      Bancshares*.................        16,897
                3,798 Old National Bancorp........        71,858
                  760 Old Second Bancorp, Inc.....        22,268
                  882 Omega Financial Corp........        28,153
                1,065 Oriental Financial Group....        13,792
                2,841 Pacific Capital Bancorp.....        95,401
                  746 Park National Corp..........        73,854
                  640 Peoples Bancorp, Inc........        19,008
               52,405 Pinnacle Financial Partners,
                      Inc.#*......................     1,738,798
                  500 Placer Sierra Bancshares....        11,885

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                Value
                -----------------------------------------------
                   300 Preferred Bank
                       (Los Angeles)............. $      18,027
                   578 Premierwest Bancorp.......         9,225
                 1,100 PrivateBancorp, Inc.......        45,793
                 1,426 Prosperity Bancshares,
                       Inc.......................        49,211
                45,791 Provident Bankshares
                       Corp.#....................     1,630,160
                 1,837 R-G Financial Corp.
                       Class B...................        14,053
                   975 Renasant Corp.............        29,864
                   599 Republic Bancorp, Inc.
                       (Kentucky)................        15,029
                 4,612 Republic Bancorp, Inc.
                       (Michigan)................        62,077
                   279 Royal Bancshares of
                       Pennsylvania..............         7,340
                 1,576 S&T Bancorp, Inc..........        54,640
                   887 Sandy Spring Bancorp,
                       Inc.......................        33,866
                   427 Santander BanCorp.........         7,622
                   603 SCBT Financial Corp.......        25,163
                   991 Seacoast Banking Corp. of
                       Florida...................        24,577
                   906 Security Bank Corp........        20,675
                   600 Shore Bancshares, Inc.....        18,096
                   283 Sierra Bancorp............         8,303
                 1,773 Signature Bank*...........        54,928
                   957 Simmons First National
                       Corp......................        30,193
                 5,786 Sky Financial Group, Inc..       165,132
                   500 Smithtown Bancorp, Inc....        13,560
                 4,534 South Financial Group,
                       Inc.......................       120,559
                   606 Southside Bancshares,
                       Inc.......................        15,592
                 1,000 Southwest Bancorp, Inc....        27,860
                   700 State National Bancshares,
                       Inc.......................        26,943

                Shares                                 Value
                ------------------------------------------------
                 1,203 Sterling Bancorp........... $      23,699
                 4,082 Sterling Bancshares, Inc...        53,141
                 1,352 Sterling Financial Corp....        32,002
                   670 Suffolk Bancorp............        25,547
                 1,106 Sun Bancorp, Inc.*.........        23,303
                 1,000 Superior Bancorp*..........        11,340
                 2,841 Susquehanna Bancshares,
                       Inc........................        76,366
                 2,084 SVB Financial Group*.......        97,156
                   598 SY Bancorp, Inc............        16,744
                   300 Taylor Capital Group, Inc..        10,983
                 7,878 TCF Financial Corp.........       216,015
                 1,410 Texas Capital Bancshares,
                       Inc.*......................        28,031
                   600 Texas United Bancshares,
                       Inc........................        20,604
                   425 The Bancorp, Inc.*.........        12,580
                   368 Tompkins Trustco, Inc......        16,726
                 1,000 Trico Bancshares...........        27,210
                 4,298 Trustco Bank Corp..........        47,794
                 2,893 Trustmark Corp.............        94,630
                 5,722 UCBH Holdings, Inc.........       100,478
                 1,982 UMB Financial Corp.........        72,363
                 3,328 Umpqua Holdings Corp.......        97,943
                   783 Union Bankshares Corp......        23,952
                 2,085 United Bankshares, Inc.....        80,585
                 2,100 United Community Banks,
                       Inc........................        67,872
                   500 United Security Bancshares/
                       CA.........................        12,050
                   840 Univest Corp. of
                       Pennsylvania...............        25,603
                   487 USB Holding Co., Inc.......        11,737
                 6,946 Valley National Bancorp....       184,138
                   437 Vineyard National
                       Bancorp....................        10,060
                23,389 Virginia Commerce Bancorp,
                       Inc.#*.....................       464,973

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                 Shares                               Value
                 ----------------------------------------------
                    711 Virginia Financial Group,
                        Inc...................... $      19,901
                  6,534 W Holding Co., Inc.......        38,943
                    495 Washington Trust Bancorp,
                        Inc......................        13,806
                  3,080 Webster Financial Corp...       150,058
                  1,250 WesBanco, Inc............        41,912
                  1,088 West Bancorp, Inc........        19,345
                  1,013 West Coast Bancorp.......        35,090
                  1,803 Westamerica Bancorp......        91,286
                    800 Western Alliance
                        Bancorp*.................        27,816
                  3,953 Whitney Holding Corp.....       128,947
                  3,999 Wilmington Trust Corp....       168,638
                    652 Wilshire Bancorp, Inc....        12,368
                 22,509 Wintrust Financial Corp.#     1,080,882
                    597 Yardville National
                        Bancorp..................        22,519
                                                  -------------
                                                     36,701,520
                                                  -------------
                 BIOTECHNOLOGY -- 0.6%
                    500 Advanced Magnetics, Inc.*        29,860
                  3,800 ADVENTRX
                        Pharmaceuticals, Inc.*...        11,210
                  3,901 Affymetrix, Inc.*........        89,957
                  1,738 Alexion Pharmaceuticals,
                        Inc.*....................        70,198
                  3,000 American Oriental
                        Bioengineering, Inc.*....        35,010
                  4,342 Applera Corp. -- Celera
                        Genomics Group*..........        60,745
                  2,600 Arena Pharmaceuticals,
                        Inc.*....................        33,566
                  3,113 Ariad Pharmaceuticals,
                        Inc.*....................        16,001
                  1,132 Bio-Rad Laboratories,
                        Inc.*....................        93,413
                  1,676 Cambrex Corp.............        38,079

                Shares                                 Value
                ------------------------------------------------
                 2,405 Cell Genesys, Inc.*........ $       8,153
                 4,016 Charles River Laboratories
                       International, Inc.*.......       173,692
                 1,200 Coley Pharmaceutical Group,
                       Inc.*......................        11,628
                 1,112 Cotherix, Inc.*............        15,001
                 1,800 Cytokinetics, Inc.*........        13,464
                 3,000 deCODE genetics, Inc.*.....        13,590
                 1,134 Digene Corp.*..............        54,341
                 2,181 Diversa Corp.*.............        23,729
                 3,361 Encysive Pharmaceuticals,
                       Inc.*......................        14,150
                 1,604 Enzo Biochem, Inc.*........        22,889
                 2,704 Enzon Pharmaceuticals,
                       Inc.*......................        23,011
                 4,925 Exelixis, Inc.*............        44,325
                 1,377 Genitope Corp.*............         4,847
                   900 Genomic Health, Inc.*......        16,740
                 4,403 Geron Corp.*...............        38,658
                   483 GTx, Inc.*.................         8,617
                 1,900 Hana Biosciences, Inc.*....        12,103
                 8,100 Human Genome Sciences,
                       Inc.*......................       100,764
                 3,656 ICOS Corp.*................       123,536
                 2,575 Illumina, Inc.*............       101,223
                 5,463 Incyte Corp.*..............        31,904
                 1,185 Integra LifeSciences
                       Holdings Corp.*............        50,469
                 1,659 InterMune, Inc.*...........        51,014
                 2,733 Invitrogen Corp.*..........       154,660
                 2,869 Keryx Biopharmaceuticals,
                       Inc.*......................        38,158
                 4,391 Lexicon Genetics, Inc.*....        15,851
                 1,984 Lifecell Corp.*............        47,894
                 1,980 Martek Biosciences Corp.*..        46,213
                 1,458 Maxygen, Inc.*.............        15,703
                 1,400 Metabasis Therapeutics,
                       Inc.*......................        10,528

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                Value
                -----------------------------------------------
                18,600 Millennium
                       Pharmaceuticals, Inc.*.... $     202,740
                 2,987 Millipore Corp.*..........       198,934
                 1,400 Momenta Pharmaceuticals,
                       Inc.*.....................        22,022
                 8,000 Monogram Biosciences,
                       Inc.*.....................        14,240
                 2,237 Myriad Genetics, Inc.*....        70,018
                 5,234 Nektar Therapeutics*......        79,609
                 1,739 Northfield Laboratories,
                       Inc.*.....................         7,078
                 4,000 Novavax, Inc.*............        16,400
                 3,300 Panacos Pharmaceuticals,
                       Inc.*.....................        13,233
                 6,516 PDL BioPharma, Inc.*......       131,232
                11,300 Peregrine Pharmaceuticals,
                       Inc.*.....................        13,108
                 2,934 Regeneron Pharmaceuticals,
                       Inc.*.....................        58,885
                 1,800 Sangamo BioSciences,
                       Inc.*.....................        11,880
                 2,720 Savient Pharmaceuticals,
                       Inc.*.....................        30,491
                 2,700 Sirna Therapeutics, Inc.*.        35,127
                 2,637 SuperGen, Inc.*...........        13,396
                 3,085 Telik, Inc.*..............        13,667
                 6,990 Vertex Pharmaceuticals,
                       Inc.*.....................       261,566
                                                  -------------
                                                      2,958,520
                                                  -------------
                BUILDING & CONSTRUCTION -- 2.3%
                   527 Aaon, Inc.................        13,849
                 1,804 Apogee Enterprises, Inc...        34,835
                32,427 Beazer Homes USA, Inc.#...     1,524,393
                   763 Brookfield Homes Corp.....        28,651
                   900 Builders FirstSource,
                       Inc.*.....................        16,047
                   400 Cavco Industries, Inc.*...        14,016

                Shares                                 Value
                ------------------------------------------------
                 4,311 Champion Enterprises,
                       Inc.*...................... $      40,351
                 2,459 Comfort Systems USA,
                       Inc........................        31,082
                 1,120 Drew Industries, Inc.*.....        29,131
                 2,343 Dycom Industries, Inc.*....        49,484
                 2,893 Eagle Materials, Inc.......       125,064
                 1,220 ElkCorp....................        50,130
                 1,896 EMCOR Group, Inc.*.........       107,788
                 1,400 ENGlobal Corp.*............         9,002
                 3,478 Fleetwood Enterprises,
                       Inc.*......................        27,511
                 2,916 Florida Rock Industries,
                       Inc........................       125,534
                 1,434 Genlyte Group, Inc.*.......       112,010
                 1,500 Goodman Global, Inc.*......        25,800
                 2,112 Granite Construction, Inc..       106,276
                 2,400 Home Solutions of America,
                       Inc.*......................        14,064
                 2,962 Hovnanian Enterprises,
                       Inc.*......................       100,412
                 1,600 Infrasource Services, Inc.*        34,832
                24,236 Insituform Technologies,
                       Inc.#*.....................       626,743
                 1,600 Interline Brands, Inc.*....        35,952
                 3,454 Jacobs Engineering Group,
                       Inc.*......................       281,639
                20,200 KB Home#...................     1,035,856
                   718 Layne Christensen Co.*.....        23,572
                 3,206 Lennox International, Inc..        98,136
                   957 Levitt Corp................        11,714
                 1,194 LSI Industries, Inc........        23,701
                   686 M/I Homes, Inc.............        26,198
                 2,672 Martin Marietta Materials,
                       Inc........................       277,647
                20,636 MDC Holdings, Inc.#........     1,177,284
                 1,272 Meritage Homes Corp.*......        60,700
                 1,757 Monaco Coach Corp..........        24,879

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                  1,165 NCI Building Systems,
                        Inc.*..................... $      60,289
                    300 NVR, Inc.*................       193,500
                    380 Palm Harbor Homes, Inc.*..         5,328
                  1,100 Perini Corp.*.............        33,858
                  2,446 Ryland Group, Inc.........       133,600
                  4,584 Shaw Group, Inc.*.........       153,564
                  2,282 Simpson Manufacturing Co.,
                        Inc.......................        72,225
                    288 Skyline Corp..............        11,583
                  3,822 Standard-Pacific Corp.....       102,391
                    600 Sterling Construction Co.,
                        Inc.*.....................        13,056
                    892 Technical Olympic USA,
                        Inc.......................         9,072
                 17,821 Texas Industries, Inc.#...     1,144,643
                 23,523 Thor Industries, Inc.#....     1,034,777
                  7,500 Toll Brothers, Inc.*......       241,725
                    547 Trex Co., Inc.*...........        12,521
                  2,100 U.S. Concrete, Inc.*......        14,952
                    909 Universal Forest Products,
                        Inc.......................        42,377
                  2,967 URS Corp.*................       127,136
                  4,426 USG Corp.*................       242,545
                  1,600 Washington Group
                        International, Inc.*......        95,664
                 35,156 WCI Communities, Inc.#*...       674,292
                  1,800 Williams Scotsman
                        International, Inc.*......        35,316
                  2,018 Winnebago Industries......        66,412
                                                   -------------
                                                      10,845,109
                                                   -------------
                BUSINESS SERVICES & SUPPLIES -- 1.1%
                  1,456 Administaff, Inc..........        62,273
                    838 CDI Corp..................        20,866
                168,700 Cross Country Healthcare,
                        Inc.#*....................     3,681,034
                  1,476 Gevity HR, Inc............        34,966

                 Shares                               Value
                 ----------------------------------------------
                  3,242 Global Imaging Systems,
                        Inc.*.................... $      71,162
                  1,150 Heidrick & Struggles
                        International, Inc.*.....        48,714
                  3,844 Herman Miller, Inc.......       139,768
                  6,359 Hewitt Associates, Inc.*.       163,744
                  2,800 HNI Corp.................       124,348
                  1,262 Hudson Highland Group,
                        Inc.*....................        21,050
                  6,696 IKON Office Solutions,
                        Inc......................       109,614
                  2,484 Interface, Inc.*.........        35,322
                  1,136 Kelly Services, Inc......        32,876
                  1,610 Kforce, Inc.*............        19,594
                  2,000 Knoll, Inc...............        44,000
                  2,630 Korn/Ferry International*        60,385
                  3,029 Labor Ready, Inc.*.......        55,522
                  5,866 MPS Group, Inc.*.........        83,180
                  2,698 Resources Connection,
                        Inc.*....................        85,904
                  2,851 Spherion Corp.*..........        21,183
                  4,536 Steelcase, Inc...........        82,374
                                                  -------------
                                                      4,997,879
                                                  -------------
                 CHEMICALS -- 2.4%
                  3,990 Airgas, Inc..............       161,675
                 26,603 Albemarle Corp.#.........     1,910,095
                  1,021 American Vanguard Corp...        16,234
                  1,280 Arch Chemicals, Inc......        42,637
                  3,700 Ashland, Inc.............       255,966
                    472 Balchem Corp.............        12,121
                  3,566 Cabot Corp...............       155,371
                  1,463 Cabot Microelectronics
                        Corp.*...................        49,654
                  4,400 Celanese Corp............       113,872
                  3,300 CF Industries Holdings,
                        Inc......................        84,612
                 13,601 Chemtura Corp............       130,978

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                 Shares                              Value
                 ---------------------------------------------
                  2,343 Cytec Industries, Inc... $     132,403
                  4,700 Eastman Chemical Co.....       278,757
                  2,530 Ferro Corp..............        52,346
                 21,947 FMC Corp................     1,680,043
                  2,017 Georgia Gulf Corp.......        38,948
                  3,560 HB Fuller Co............        91,919
                  6,469 Hercules, Inc.*.........       124,916
                  5,300 Huntsman Corp.*.........       100,541
                    641 Innospec, Inc...........        29,839
                  5,358 International Flavors &
                        Fragrances, Inc.........       263,399
                    272 Kronos Worldwide, Inc...         8,856
                  4,066 Lubrizol Corp...........       203,829
                  1,761 MacDermid, Inc..........        60,050
                  1,152 Minerals Technologies,
                        Inc.....................        67,726
                  1,100 NewMarket Corp..........        64,955
                    521 NL Industries...........         5,387
                  4,098 Olin Corp...............        67,699
                  1,634 OM Group, Inc.*.........        73,988
                  2,700 Omnova Solutions, Inc.*.        12,366
                    500 Pioneer Cos., Inc.*.....        14,330
                 93,052 PolyOne Corp.#*.........       697,890
                  2,100 Rockwood Holdings, Inc.*        53,046
                  6,907 RPM International, Inc..       144,287
                  1,388 Schulman A, Inc.........        30,883
                  2,707 Sensient Technologies
                        Corp....................        66,592
                  3,900 Sigma-Aldrich Corp......       303,108
                 42,095 Spartech Corp.#.........     1,103,731
                    273 Stepan Co...............         8,646
                  1,978 Symyx Technologies*.....        42,705
                  5,563 Terra Industries, Inc.*.        66,645
                  2,500 Tronox, Inc. Class B....        39,475
                  3,000 UAP Holding Corp........        75,540
                    248 Valhi, Inc..............         6,443
                 48,460 Valspar Corp.#..........     1,339,434

                Shares                                Value
                -----------------------------------------------
                31,150 Westlake Chemical Corp.#.. $     977,487
                 3,868 WR Grace & Co.*...........        76,586
                   800 Zoltek Companies, Inc.*...        15,736
                                                  -------------
                                                     11,353,746
                                                  -------------
                COMMERCIAL SERVICES -- 7.2%
                 2,630 Aaron Rents, Inc..........        75,691
                 2,737 ABM Industries, Inc.......        62,157
                 5,188 Adesa, Inc................       143,967
                 4,000 Advance America Cash
                       Advance Centers, Inc......        58,600
                79,100 Advisory Board Co.#*......     4,235,014
                 1,722 Albany Molecular Research,
                       Inc.*.....................        18,184
                 4,658 Alliance Data Systems
                       Corp.*....................       290,985
                 1,834 Arbitron, Inc.............        79,669
                   600 Bankrate, Inc.*...........        22,770
                 1,371 Banta Corp................        49,904
                   500 Barrett Business Services,
                       Inc.......................        11,710
                11,376 BearingPoint, Inc.*.......        89,529
                 1,543 Bowne & Co., Inc..........        24,595
                 5,600 Career Education Corp.*...       138,768
                 3,917 Cbiz, Inc.*...............        27,302
                   400 Central Parking Corp......         7,200
                 3,100 Cenveo, Inc.*.............        65,720
                 1,608 Chemed Corp...............        59,464
                88,800 ChoicePoint, Inc.#*.......     3,496,944
                   900 Clark, Inc................        14,967
                   800 Clayton Holdings, Inc.*...        14,968
                 1,800 Coinmach Service Corp.
                       Class A...................        21,420
                 1,512 Coinstar, Inc.*...........        46,222
                   900 Compass Diversified Trust.        15,435
                   618 Consolidated Graphics,
                       Inc.*.....................        36,505
                 8,124 Convergys Corp.*..........       193,189

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                    800 Cornell Cos., Inc.*....... $      14,664
                  2,363 Corporate Executive Board
                        Co........................       207,235
                  3,542 Corrections Corp. of
                        America*..................       160,205
                    996 CoStar Group, Inc.*.......        53,346
                    699 CRA International, Inc.*..        36,628
                    500 Dawson Geophysical Co.*...        18,215
                  2,903 Deluxe Corp...............        73,156
                  1,617 Diamond Management &
                        Technology Consultants,
                        Inc.......................        20,115
                    700 Dollar Financial Corp.*...        19,502
                  1,428 Dollar Thrifty Automotive
                        Group*....................        65,131
                  1,600 DynCorp International,
                        Inc.*.....................        25,392
                  1,323 Electro Rent Corp.*.......        22,094
                  2,900 Enersys*..................        46,400
                  7,416 Equifax, Inc..............       301,090
                  1,913 Euronet Worldwide, Inc.*..        56,797
                    674 Exponent, Inc.*...........        12,577
                    570 First Advantage Corp.*....        13,087
                  1,500 First Consulting Group,
                        Inc.*.....................        20,640
                    796 Forrester Research, Inc.*.        21,580
                138,544 FTI Consulting, Inc.#*....     3,863,992
                168,758 Gartner, Inc.#*...........     3,339,721
                  1,227 Geo Group, Inc.*..........        46,037
                  2,000 Global Cash Access, Inc.*.        32,460
                  3,100 Gold Kist, Inc.*..........        65,162
                    800 H&E Equipment Services,
                        Inc.*.....................        19,816
                131,925 Healthcare Services
                        Group#....................     3,820,548
                  1,000 Heartland Payment Systems,
                        Inc.......................        28,250
                  1,100 Huron Consulting Group,
                        Inc.*.....................        49,874

               Shares                                  Value
               -------------------------------------------------
                   500 ICT Group, Inc.*........... $      15,795
                 2,242 Interactive Data Corp......        53,898
                 6,604 Iron Mountain, Inc.*.......       273,009
                 2,100 Jackson Hewitt Tax Service,
                       Inc........................        71,337
                   800 Kendle International,
                       Inc.*......................        25,160
                 1,000 Kenexa Corp.*..............        33,260
                   590 Landauer, Inc..............        30,957
                 1,598 LECG Corp.*................        29,531
                 3,700 Live Nation, Inc.*.........        82,880
                 2,127 Magellan Health Services,
                       Inc.*......................        91,929
                 1,396 MAXIMUS, Inc...............        42,969
                 1,422 McGrath Rentcorp...........        43,556
                   995 Midas, Inc.*...............        22,885
                   600 Monro Muffler, Inc.........        21,060
                   900 Morningstar, Inc.*.........        40,545
               165,449 Navigant Consulting,
                       Inc.#*.....................     3,269,272
                 2,800 Net 1 UEPS Technologies,
                       Inc.*......................        82,768
                 1,700 On Assignment, Inc.*.......        19,975
                 1,564 Parexel International
                       Corp.*.....................        45,309
                 1,200 PeopleSupport, Inc.*.......        25,260
                 6,030 Pharmaceutical Product
                       Development, Inc...........       194,287
                 1,196 Pharmanet Development
                       Group, Inc.*...............        26,396
                 3,000 PHH Corp.*.................        86,610
                   620 Pre-Paid Legal Services,
                       Inc.*......................        24,261
                   720 Providence Service Corp.*..        18,094
                 6,417 Quanta Services, Inc.*.....       126,222
                 4,028 Rent-A-Center, Inc.*.......       118,866
                 1,800 Rewards Network, Inc.*.....        12,510
                 1,755 Rollins, Inc...............        38,803

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

               Shares                                  Value
               -------------------------------------------------
                 5,100 SAIC, Inc.*................ $      90,729
                 1,582 Senomyx, Inc.*.............        20,550
               176,851 Service Corp.
                       International..............     1,812,723
                17,010 ServiceMaster Co...........       223,001
                 3,654 Sotheby's Holdings.........       113,347
                 2,152 Source Interlink Companies,
                       Inc.*......................        17,560
                   400 Standard Parking Corp.*....        15,364
                   717 Startek, Inc...............         9,708
                 6,595 Stewart Enterprises, Inc...        41,219
                   400 Team, Inc.*................        13,932
                 1,730 TeleTech Holdings, Inc.*...        41,312
                 1,481 TNS, Inc.*.................        28,509
                 3,871 United Rentals, Inc.*......        98,440
                 2,719 Valassis Communications,
                       Inc.*......................        39,426
                   500 Vertrue, Inc.*.............        19,205
                 1,378 Viad Corp..................        55,947
                   496 Volt Information Sciences,
                       Inc.*......................        24,904
                 6,000 Waters Corp.*..............       293,820
                 2,568 Watson Wyatt & Co.
                       Holdings...................       115,945
                 2,700 Weight Watchers
                       International, Inc.........       141,831
               116,100 Wright Express Corp.#*.....     3,618,837
                                                   -------------
                                                      33,558,306
                                                   -------------
               COMPUTERS & INFORMATION -- 1.3%
                   945 3D Systems Corp.*..........        15,082
                 1,544 Agilysys, Inc..............        25,847
                 1,098 Ansoft Corp.*..............        30,524
                 7,421 BISYS Group, Inc.*.........        95,805
               112,071 Brocade Communications
                       Systems, Inc.#*............       920,103
                 1,725 CACI International, Inc.*..        97,463
                 8,157 Ceridian Corp.*............       228,233

                Shares                                 Value
                ------------------------------------------------
                 3,140 Ciber, Inc.*............... $      21,289
                 1,080 COMSYS IT Partners,
                       Inc.*......................        21,827
                 2,022 Covansys Corp.*............        46,405
                 4,033 Diebold, Inc...............       187,938
                 3,200 DST Systems, Inc.*.........       200,416
                 1,650 Echelon Corp.*.............        13,200
                 3,368 Electronics for Imaging*...        89,521
                 2,409 Factset Research Systems,
                       Inc........................       136,060
                18,828 Gateway, Inc.*.............        37,844
                 1,738 Hutchinson Technology,
                       Inc.*......................        40,965
                 1,200 iGate Corp.*...............         8,256
                 1,400 IHS, Inc.*.................        55,272
                 2,130 Imation Corp...............        98,896
                   508 Integral Systems, Inc......        11,770
                 2,279 InterVoice, Inc.*..........        17,457
                 4,606 Jack Henry & Associates,
                       Inc........................        98,568
                 1,800 Kanbay International,
                       Inc.*......................        51,786
                 1,748 Komag, Inc.*...............        66,214
                 1,850 Kronos, Inc.*..............        67,969
                 1,500 Magma Design Automation,
                       Inc.*......................        13,395
                 1,552 Manhattan Associates,
                       Inc.*......................        46,684
                   900 Maxwell Technologies,
                       Inc.*......................        12,555
                 9,331 McData Corp.*..............        51,787
                 4,425 Mentor Graphics Corp.*.....        79,783
                   871 Mercury Computer Systems,
                       Inc.*......................        11,637
                 2,288 Micros Systems, Inc.*......       120,578
                 1,922 Mobility Electronics, Inc.*         6,439
                 1,153 MTS Systems Corp...........        44,529

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                 3,457 National Instruments
                       Corp....................... $      94,169
                 1,900 Ness Technologies, Inc.*...        27,094
                 1,196 Netscout Systems, Inc.*....         9,927
                 5,368 Palm, Inc.*................        75,635
                 5,355 Perot Systems Corp.*.......        87,769
                14,462 Quantum Corp.*.............        33,552
                 1,600 Rackable Systems, Inc.*....        49,552
                 1,588 Radiant Systems, Inc.*.....        16,579
                 1,321 Radisys Corp.*.............        22,021
                   898 SI International, Inc.*....        29,113
                 1,500 Sigma Designs, Inc.*.......        38,175
                 5,492 Silicon Storage Technology,
                       Inc.*......................        24,769
                 2,258 SRA International, Inc.*...        60,379
                   542 Stratasys, Inc.*...........        17,024
                 1,917 SYKES Enterprises, Inc.*...        33,816
                 1,380 Synaptics, Inc.*...........        40,972
                66,525 Synopsys, Inc.*............     1,778,213
                   413 Syntel, Inc................        11,068
                 1,721 Talx Corp..................        47,241
                 2,392 Tyler Technologies, Inc.*..        33,632
                19,700 Unisys Corp.*..............       154,448
                12,677 Western Digital Corp.*.....       259,371
                                                   -------------
                                                       6,016,616
                                                   -------------
                CONTAINERS & PACKAGING -- 0.9%
                   300 AEP Industries, Inc.*......        15,993
                 6,154 Ball Corp..................       268,314
                 5,994 Bemis Co...................       203,676
                 1,088 Chesapeake Corp............        18,518
                98,669 Crown Holdings, Inc.#*.....     2,064,155
                 3,649 Graphic Packaging Corp.*...        15,800
                   909 Greif, Inc.................       107,626
                 2,034 Mobile Mini, Inc.*.........        54,796
                 9,231 Owens-Illinois, Inc.*......       170,312
                 4,731 Packaging Corp. of
                       America....................       104,555

                Shares                                 Value
                ------------------------------------------------
                 7,753 Pactiv Corp.*.............. $     276,705
                 4,800 Sealed Air Corp............       311,616
                 1,466 Silgan Holdings, Inc.......        64,387
                15,200 Smurfit-Stone Container
                       Corp.*.....................       160,512
                 5,655 Sonoco Products Co.........       215,229
                                                   -------------
                                                       4,052,194
                                                   -------------
                COSMETICS & PERSONAL CARE -- 0.0%
                 4,700 Alberto-Culver Co.*........       100,815
                   903 Chattem, Inc.*.............        45,222
                 1,635 Elizabeth Arden, Inc.*.....        31,147
                   247 Inter Parfums, Inc.........         4,740
                   800 Parlux Fragrances, Inc.*...         4,456
                 6,758 Revlon, Inc.*..............         8,650
                                                   -------------
                                                         195,030
                                                   -------------
                DISTRIBUTION & WHOLESALE -- 1.3%
                 2,550 Beacon Roofing Supply,
                       Inc.*......................        47,991
                75,026 Bell Microproducts, Inc.#*.       528,933
                   700 BlueLinx Holdings, Inc.....         7,280
                 2,776 Brightpoint, Inc.*.........        37,337
                 1,708 Building Material Holding
                       Corp.......................        42,171
                 3,400 CDW Corp...................       239,088
                 1,770 Central European
                       Distribution Corp.*........        52,569
                   600 Core-Mark Holding Co.,
                       Inc.*......................        20,070
                   700 Directed Electronics, Inc.*         8,015
                 8,162 Ingram Micro, Inc.*........       166,586
                25,500 Lenox Group, Inc.#*........       163,200
                 2,618 LKQ Corp.*.................        60,188
                   400 MWI Veterinary Supply,
                       Inc.*......................        12,920
                 1,065 Nuco2, Inc.*...............        26,188
                44,889 Owens & Minor, Inc. #......     1,403,679
                 2,938 Pool Corp..................       115,081

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                 1,408 Scansource, Inc.*.......... $      42,803
                 3,265 Tech Data Corp. *..........       123,646
                29,526 Triad Guaranty, Inc. #*....     1,620,092
                25,207 United Stationers, Inc.*...     1,176,915
                 1,637 Watsco, Inc................        77,201
                 2,768 WESCO International,
                       Inc.*......................       162,786
                                                   -------------
                                                       6,134,739
                                                   -------------
                DIVERSIFIED FINANCIAL SERVICES -- 2.2%
                 1,146 Accredited Home Lenders
                       Holding Co.*...............        31,263
                 1,157 Advanta Corp. Class B......        50,480
                 1,871 Affiliated Managers
                       Group*.....................       196,698
                 4,400 AG Edwards, Inc............       278,476
                 8,330 Allied Capital Corp........       272,224
                 8,391 American Capital Strategies
                       Ltd........................       388,168
                 6,698 AmeriCredit Corp.*.........       168,589
                 4,935 Apollo Investment Corp.....       110,544
                 2,704 Ares Capital Corp..........        51,673
                 1,089 Asset Acceptance Capital
                       Corp.*.....................        18,317
                   684 Asta Funding, Inc..........        20,821
                 1,400 Calamos Asset Management,
                       Inc. Class A...............        37,562
                   200 Capital Southwest Corp.....        25,248
                 5,627 CapitalSource, Inc.........       153,673
                 3,063 CharterMac.................        65,763
                   600 Cohen & Steers, Inc........        24,102
                 1,267 CompuCredit Corp.*.........        50,439
                   583 Credit Acceptance Corp.*...        19,431
                 5,507 Doral Financial Corp.......        15,805
                 6,726 Eaton Vance Corp...........       222,025
                 1,654 eSpeed, Inc.*..............        14,439
                10,800 Evercore Partners, Inc.
                       Class A#*..................       397,980

                 Shares                               Value
                 ----------------------------------------------
                    706 Federal Agricultural
                        Mortgage Corp. Class C... $      19,154
                  5,281 Federated Investors, Inc.
                        Class B..................       178,392
                  1,690 Financial Federal Corp...        49,703
                  2,617 First Marblehead Corp....       143,019
                  9,019 Friedman Billings Ramsey
                        Group, Inc...............        72,152
                    468 GAMCO Investors, Inc.....        17,999
                    700 GFI Group, Inc.*.........        43,582
                    500 Gladstone Capital Corp...        11,930
                    500 Gladstone Investment
                        Corp.....................         7,655
                  1,000 Greenhill & Co., Inc.....        73,800
                    975 Harris & Harris Group,
                        Inc.*....................        11,788
                  3,822 IndyMac Bancorp, Inc.....       172,602
                  1,200 IntercontinentalExchange,
                        Inc.*....................       129,480
                  2,193 International Securities
                        Exchange, Inc............       102,610
                  2,557 Investment Technology
                        Group, Inc.*.............       109,644
                 11,484 Janus Capital Group, Inc.       247,940
                  6,952 Jefferies Group, Inc.....       186,453
                  2,600 KBW, Inc.*...............        76,414
                  5,998 Knight Capital Group,
                        Inc.*....................       114,982
                  3,084 LaBranche & Co., Inc.*...        30,316
                  1,600 MarketAxess Holdings,
                        Inc.*....................        21,712
                    809 Marlin Business Services,
                        Inc.*....................        19,440
                  2,969 MCG Capital Corp.........        60,330
                  1,000 Medallion Financial Corp.        12,370
                  5,012 MoneyGram International,
                        Inc......................       157,176
                  1,100 MVC Capital, Inc.........        14,696

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

               Shares                                  Value
               -------------------------------------------------
                 5,500 Nasdaq Stock Market,
                       Inc.*...................... $     169,345
                 2,104 National Financial Partners
                       Corp.......................        92,513
                 1,037 Nelnet, Inc.*..............        28,372
                 1,029 NGP Capital Resources
                       Co.........................        17,236
                 4,548 Nuveen Investments, Inc....       235,950
                 2,268 Ocwen Financial Corp.*.....        35,971
                 1,200 optionsXpress Holdings,
                       Inc........................        27,228
               135,200 Penson Worldwide, Inc.#*...     3,705,832
                 1,128 Piper Jaffray Cos.*........        73,489
                   900 Portfolio Recovery
                       Associates, Inc.*..........        42,021
                 5,184 Raymond James Financial,
                       Inc........................       157,127
                   484 Sanders Morris Harris
                       Group, Inc.................         6,181
                   590 Stifel Financial Corp.*....        23,146
                   242 Student Loan Corp..........        50,167
                   826 SWS Group, Inc.............        29,488
                 1,071 Technology Investment
                       Capital Corp...............        17,286
                   500 Thomas Weisel Partners
                       Group, Inc.*...............        10,550
                   625 United PanAm Financial
                       Corp.*.....................         8,600
                 4,956 Waddell & Reed Financial,
                       Inc........................       135,596
                23,178 Walter Industries, Inc.#...       626,965
                 1,152 World Acceptance Corp.*....        54,086
                                                   -------------
                                                      10,246,208
                                                   -------------
               DIVERSIFIED OPERATIONS -- 0.0%
                 1,400 Star Maritime Acquisition
                       Corp.*.....................        13,734
                                                   -------------

                Shares                                 Value
                ------------------------------------------------
                EDUCATION -- 0.2%
                 1,582 Bright Horizons Family
                       Solutions, Inc.*........... $      61,160
                 5,034 Corinthian Colleges, Inc.*.        68,613
                 3,693 DeVry, Inc.................       103,404
                 1,100 Educate, Inc.*.............         7,832
                 2,313 ITT Educational Services,
                       Inc.*......................       153,514
                 2,539 Laureate Education, Inc.*..       123,472
                   851 Strayer Education, Inc.....        90,248
                21,986 Universal Technical
                       Institute, Inc.#*..........       488,309
                                                   -------------
                                                       1,096,552
                                                   -------------
                ELECTRICAL EQUIPMENT -- 0.4%
                 2,196 Advanced Energy Industries,
                       Inc.*......................        41,439
                 1,429 Allete, Inc................        66,506
                10,000 American Power Conversion
                       Corp.......................       305,900
                 1,541 American Superconductor
                       Corp.*.....................        15,117
                 6,339 Ametek, Inc................       201,834
                 2,420 Belden CDT, Inc............        94,598
                 6,800 Capstone Turbine Corp.*....         8,364
                   500 Color Kinetics, Inc.*......        10,675
                 1,373 Encore Wire Corp.*.........        30,220
                 3,352 Energizer Holdings, Inc.*..       237,958
                 2,309 Energy Conversion Devices,
                       Inc.*......................        78,460
                 2,895 General Cable Corp.*.......       126,540
                 6,158 GrafTech International
                       Ltd.*......................        42,613
                 3,623 Hubbell, Inc. Class B......       163,796
                   900 Insteel Industries, Inc....        16,011
                   900 Lamson & Sessions Co.*.....        21,834
                 1,350 Littelfuse, Inc.*..........        43,038
                 1,385 Medis Technologies Ltd.*...        24,141

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

              Shares                                     Value
              ----------------------------------------------------
                  285 Powell Industries, Inc.*...... $       8,997
                4,436 Power-One, Inc.*..............        32,294
                1,400 Raser Technologies, Inc.*.....         8,568
                1,060 Superior Essex, Inc.*.........        35,245
                1,073 Universal Display Corp.*......        16,106
                1,150 Vicor Corp....................        12,776
                1,364 Wilson Greatbatch
                      Technologies, Inc.*...........        36,719
                                                     -------------
                                                         1,679,749
                                                     -------------
              ELECTRONICS -- 4.3%
                  500 American Science &
                      Engineering, Inc.*............        29,755
                  752 Analogic Corp.................        42,217
                7,194 Arrow Electronics, Inc.*......       226,971
                7,439 Avnet, Inc.*..................       189,918
                2,900 AVX Corp......................        42,891
                  814 Badger Meter, Inc.............        22,548
                  648 Bel Fuse, Inc. Class B........        22,544
                3,880 Benchmark Electronics,
                      Inc.*.........................        94,517
                2,684 Brady Corp....................       100,060
               52,220 Checkpoint Systems, Inc.*.....     1,054,844
                1,800 China BAK Battery, Inc.*......        11,736
                2,600 Cogent, Inc.*.................        28,626
              112,997 Coherent, Inc.#*..............     3,567,315
                2,178 CTS Corp......................        34,195
                1,040 Cubic Corp....................        22,568
                2,105 Cymer, Inc.*..................        92,515
               28,624 Daktronics, Inc.#.............     1,054,794
                1,162 Dionex Corp.*.................        65,897
                2,100 Dolby Laboratories, Inc.*.....        65,142
                  700 Eagle Test Systems, Inc.*.....        10,206
                1,840 Electro Scientific Industries,
                      Inc.*.........................        37,058
                  554 Excel Technology, Inc.*.......        14,177
                1,438 FEI Co.*......................        37,920

              Shares                                    Value
              ---------------------------------------------------
                3,664 Flir Systems, Inc.*.......... $     116,625
                8,134 Gentex Corp..................       126,565
              150,662 II-VI, Inc.#*................     4,209,496
                1,700 Ionatron, Inc.*..............         6,970
                1,570 Itron, Inc.*.................        81,389
              110,100 Keithley Instruments, Inc....     1,447,815
                4,940 Kemet Corp.*.................        36,062
                3,455 L-1 Identity Solutions,
                      Inc.*........................        52,274
                1,025 LoJack Corp.*................        17,507
                  795 Measurement Specialties,
                      Inc.*........................        17,204
                2,280 Methode Electronics, Inc.....        24,692
                2,368 Mettler Toledo International,
                      Inc.*........................       186,717
                  908 Molecular Devices Corp.*.....        19,132
                  500 Multi-Fineline Electronix,
                      Inc.*........................        10,145
                  979 OSI Systems, Inc.*...........        20,490
                  300 OYO Geospace Corp.*..........        17,427
                1,102 Park Electrochemical
                      Corp.........................        28,266
                2,402 Paxar Corp.*.................        55,390
                7,450 PerkinElmer, Inc.............       165,614
                1,096 Photon Dynamics, Inc.*.......        12,812
                2,672 Plexus Corp.*................        63,807
                2,800 RAE Systems, Inc.*...........         8,960
                  837 Rofin-Sinar Technologies,
                      Inc.*........................        50,605
               48,329 Rogers Corp.#*...............     2,858,660
               30,600 Sanmina-SCI Corp.*...........       105,570
               53,300 Solectron Corp.*.............       171,626
                1,571 Sonic Solutions, Inc.*.......        25,607
               14,817 Symbol Technologies, Inc.....       221,366
                4,210 Taser International, Inc.*...        32,038
               54,776 Technitrol, Inc.#............     1,308,599
                4,704 Tektronix, Inc...............       137,216

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                 3,722 Thomas & Betts Corp.*...... $     175,976
                 3,244 Trimble Navigation Ltd.*...       164,568
                 2,825 TTM Technologies, Inc.*....        32,007
                 1,817 Varian, Inc.*..............        81,383
                74,092 Vishay Intertechnology,
                       Inc.*......................     1,003,206
                 1,431 Watts Water Technologies,
                       Inc........................        58,828
                 1,863 Woodward Governor Co.......        73,980
                 1,209 X-Rite, Inc................        14,871
                 1,200 Zygo Corp.*................        19,740
                                                   -------------
                                                      20,129,619
                                                   -------------
                ENTERTAINMENT & LEISURE -- 1.8%
                 1,132 Ambassadors Group, Inc.....        34,356
                   500 Ambassadors International,
                       Inc........................        22,810
                   618 Arctic Cat, Inc............        10,871
                 2,932 Bally Technologies, Inc.*..        54,770
                 2,400 Bally Total Fitness Holding
                       Corp.*.....................         5,880
                 1,241 Bluegreen Corp.*...........        15,922
                41,299 Brunswick Corp.............     1,317,438
                 4,302 Callaway Golf Co...........        61,992
                   586 Carmike Cinemas, Inc.......        11,949
                 1,400 Century Casinos, Inc.*.....        15,624
                   567 Churchill Downs, Inc.......        24,234
                   987 Dover Downs Gaming &
                       Entertainment, Inc.........        13,196
                   981 Dover Motorsports, Inc.....         5,209
                 2,300 DreamWorks Animation
                       SKG, Inc.*.................        67,827
                 2,280 Gaylord Entertainment
                       Co.*.......................       116,120
                 1,200 Great Wolf Resorts, Inc.*..        16,752
                 9,257 Hasbro, Inc................       252,253
                 2,104 International Speedway
                       Corp.......................       107,388

                 Shares                               Value
                 ----------------------------------------------
                   1,092 Isle of Capri Casinos,
                         Inc.*................... $      29,025
                   1,653 Jakks Pacific, Inc.*....        36,101
                   3,034 K2, Inc.*...............        40,018
                   1,500 Lakes Entertainment,
                         Inc.*...................        16,185
                   2,199 Leapfrog Enterprises,
                         Inc.*...................        20,847
                   1,800 Life Time Fitness, Inc.*        87,318
                 156,830 Macrovision Corp.#*.....     4,432,016
                   2,500 Magna Entertainment
                         Corp.*..................        11,275
                   1,024 Marine Products Corp....        12,022
                   2,846 Marvel Entertainment,
                         Inc.*...................        76,586
                   1,582 Multimedia Games, Inc.*.        15,187
                   1,872 Nautilus Group, Inc.....        26,208
                   4,216 Penn National Gaming,
                         Inc.*...................       175,470
                   2,901 Pinnacle Entertainment,
                         Inc.*...................        96,139
                   2,219 Polaris Industries, Inc.       103,916
                   2,500 Progressive Gaming
                         International Corp.*....        22,675
                   1,179 RC2 Corp.*..............        51,876
                   3,700 Regal Entertainment
                         Group...................        78,884
                   7,664 Sabre Holdings Corp.....       244,405
                   3,816 Scientific Games Corp.*.       115,358
                   1,950 Shuffle Master, Inc.*...        51,090
                   3,511 Six Flags, Inc.*........        18,398
                     938 Speedway Motorsports,
                         Inc.....................        36,019
                     464 Steinway Musical
                         Instruments*............        14,407
                   1,768 Topps Co., Inc..........        15,735
                   1,889 Vail Resorts, Inc.*.....        84,665

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                Value
                -----------------------------------------------
                 5,300 Warner Music Group
                       Corp...................... $     121,635
                 1,602 WMS Industries, Inc.*.....        55,846
                                                  -------------
                                                      8,243,897
                                                  -------------
                ENVIRONMENTAL SERVICES -- 0.5%
                14,500 Allied Waste Industries,
                       Inc.*.....................       178,205
                 1,013 American Ecology Corp.....        18,751
                 1,800 Aventine Renewable Energy
                       Holdings, Inc.*...........        42,408
                 2,076 Calgon Carbon Corp.*......        12,871
                67,072 Casella Waste Systems,
                       Inc.#*....................       820,290
                 1,000 Clean Harbors, Inc.*......        48,410
                 6,774 Covanta Holding Corp.*....       149,299
                 5,700 Darling International,
                       Inc.*.....................        31,407
                 4,000 Evergreen Solar, Inc.*....        30,280
                 2,838 FuelCell Energy, Inc.*....        18,333
                 2,355 Headwaters, Inc.*.........        56,426
                 1,448 Metal Management, Inc.....        54,807
                 1,675 Mine Safety Appliances
                       Co........................        61,389
                 6,200 Nalco Holding Co.*........       126,852
                 1,310 Pacific Ethanol, Inc.*....        20,161
                 4,617 Plug Power, Inc.*.........        17,960
                 3,200 Quantum Fuel Systems
                       Technologies Worldwide,
                       Inc.*.....................         5,120
                 8,400 Rentech, Inc.*............        31,668
                 2,558 Stericycle, Inc.*.........       193,129
                   700 Sunpower Corp.*...........        26,019
                 4,000 Synagro Technologies, Inc.        17,680
                 2,074 Syntroleum Corp.*.........         7,176
                 3,562 Tetra Tech, Inc.*.........        64,436
                   900 VeraSun Energy Corp.*.....        17,775
                 2,567 Waste Connections, Inc.*..       106,659

               Shares                                   Value
               --------------------------------------------------
                   507 Waste Industries USA,
                       Inc......................... $      15,474
                 1,433 Waste Services, Inc.*.......        14,115
                                                    -------------
                                                        2,187,100
                                                    -------------
               FOOD, BEVERAGE & TOBACCO -- 1.3%
                   300 Alico, Inc..................        15,189
                 5,749 Alliance One International,
                       Inc.*.......................        40,588
                   732 Andersons, Inc..............        31,029
                   100 Arden Group, Inc............        12,381
                   549 Boston Beer Co., Inc.*......        19,753
                   900 Chipotle Mexican Grill,
                       Inc.*.......................        46,800
                 2,479 Chiquita Brands
                       International, Inc..........        39,590
                   327 Coca-Cola Bottling Co.
                       Consolidated................        22,377
                48,960 Constelllation Brands,
                       Inc.#*......................     1,420,819
                 4,418 Corn Products International,
                       Inc.........................       152,598
                 7,900 Dean Foods Co.*.............       334,012
               128,065 Del Monte Foods Co..........     1,412,557
                 2,161 Delta & Pine Land Co........        87,412
                 1,100 Diamond Foods, Inc..........        20,911
                   500 Farmer Bros Co..............        10,675
                 3,112 Flowers Foods, Inc..........        83,993
                 1,080 Great Atlantic & Pacific Tea
                       Co..........................        27,799
                   322 Green Mountain Coffee
                       Roasters, Inc.*.............        15,852
                 1,722 Hain Celestial Group,
                       Inc.*.......................        53,744
                 3,544 Hansen Natural Corp.*.......       119,362
                   700 Imperial Sugar Co...........        16,947
                   600 Ingles Markets, Inc.........        17,874
                   740 J&J Snack Foods Corp........        30,636
                 3,346 JM Smucker Co...............       162,181

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                Value
                -----------------------------------------------
                 1,500 Jones Soda Co.*........... $      18,450
                 1,692 Lance, Inc................        33,975
                   500 M&F Worldwide Corp.*......        12,630
                    78 Maui Land & Pineapple Co.,
                       Inc.*.....................         2,646
                 7,600 McCormick & Co., Inc......       293,056
                   600 MGP Ingredients, Inc......        13,566
                 2,839 Molson Coors Brewing Co.
                       Class B...................       217,013
                   685 Nash Finch Co.............        18,700
                   728 National Beverage Corp....        10,214
                 3,147 Pathmark Stores, Inc.*....        35,089
                   904 Peet's Coffee & Tea, Inc.*        23,721
                 3,753 PepsiAmericas, Inc........        78,738
                 2,059 Performance Food Group
                       Co.*......................        56,911
                 2,394 Pilgrim's Pride Corp......        70,455
                   800 Premium Standard Farms,
                       Inc.......................        14,856
                 1,468 Ralcorp Holdings, Inc.*...        74,707
                 2,359 Ruddick Corp..............        65,462
                 1,121 Sanderson Farms, Inc......        33,955
                    11 Seaboard Corp.............        19,415
                 5,590 Smithfield Foods, Inc.*...       143,439
                 1,400 Spartan Stores, Inc.......        29,302
                11,900 Supervalu, Inc............       425,425
                   715 Tejon Ranch Co.*..........        39,926
                 2,148 Tootsie Roll Industries,
                       Inc.......................        70,240
                 1,900 TreeHouse Foods, Inc.*....        59,280
                 2,606 United Natural Foods,
                       Inc.*.....................        93,607
                 1,553 Universal Corp............        76,113
                 2,097 Vector Group Ltd..........        37,222
                   100 Village Super Market, Inc.         8,549
                   509 Weis Markets, Inc.........        20,416
                 1,559 Wild Oats Markets, Inc.*..        22,418
                                                  -------------
                                                      6,314,575
                                                  -------------

                 Shares                               Value
                 ----------------------------------------------
                 FOREST PRODUCTS & PAPER -- 0.5%
                 53,666 Bowater, Inc.#........... $   1,207,485
                  1,829 Buckeye Technologies,
                        Inc.*....................        21,911
                  1,734 Caraustar Industries,
                        Inc.*....................        14,028
                    597 Deltic Timber Corp.......        33,301
                  2,617 Glatfelter...............        40,564
                  3,801 Longview Fibre Co........        83,432
                  6,312 Louisiana-Pacific Corp...       135,897
                  2,000 Mercer International,
                        Inc.*....................        23,740
                    900 Neenah Paper, Inc........        31,788
                  2,187 Potlatch Corp............        95,834
                  4,536 Rayonier, Inc............       186,203
                  1,709 Rock-Tenn Co.............        46,331
                    896 Schweitzer-Mauduit
                        International, Inc.......        23,341
                  6,368 Temple-Inland, Inc.......       293,119
                  2,524 Wausau-Mosinee Paper
                        Corp.....................        37,835
                  1,000 Xerium Technologies, Inc.         9,790
                                                  -------------
                                                      2,284,599
                                                  -------------
                 HEALTH CARE -- 5.9%
                  1,104 Abaxis, Inc.*............        21,252
                  1,588 Abiomed, Inc.*...........        22,391
                  1,000 Adeza Biomedical Corp.*..        14,910
                  3,435 Advanced Medical Optics,
                        Inc.*....................       120,912
                    700 Air Methods Corp.*.......        19,544
                  2,951 Align Technology, Inc.*..        41,225
                    241 Alliance Imaging, Inc.*..         1,603
                  1,169 Amedisys, Inc.*..........        38,425
                  4,322 American Medical Systems
                        Holdings, Inc.*..........        80,043
                  2,914 AMERIGROUP Corp.*........       104,583
                  1,993 AMN Healthcare Services,
                        Inc.*....................        54,887

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                  1,659 Amsurg Corp.*............. $      38,157
                    800 AngioDynamics, Inc.*......        17,192
                  2,320 Apria Healthcare Group,
                        Inc.*.....................        61,828
                 39,319 Arrow International, Inc.#     1,391,106
                  1,521 Arthrocare Corp.*.........        60,718
                    729 Aspect Medical Systems,
                        Inc.*.....................        13,713
                  3,139 Bausch & Lomb, Inc........       163,416
                  3,680 Beckman Coulter, Inc......       220,064
                131,400 Bio-Reference Labs, Inc.#*     2,955,186
                    978 Biosite, Inc.*............        47,775
                  1,200 Brookdale Senior Living,
                        Inc.......................        57,600
                  2,795 Bruker BioSciences Corp.*.        20,990
                  1,611 Candela Corp.*............        19,928
                  1,500 Capital Senior Living
                        Corp.*....................        15,960
                  2,450 Centene Corp.*............        60,197
                  3,309 Cepheid, Inc.*............        28,127
                  1,900 Cerus Corp.*..............        11,134
                 37,575 Community Health Systems,
                        Inc.#*....................     1,372,239
                  1,500 Conceptus, Inc.*..........        31,935
                  1,590 Conmed Corp.*.............        36,761
                  2,592 Cooper Cos, Inc...........       115,344
                    453 Corvel Corp.*.............        21,549
                  2,818 Covance, Inc.*............       166,008
                  1,069 Cyberonics, Inc.*.........        22,064
                  6,753 Cytyc Corp.*..............       191,110
                  4,946 Dade Behring Holdings,
                        Inc.......................       196,900
                    696 Datascope Corp............        25,362
                  9,300 DENTSPLY International,
                        Inc.......................       277,605
                  1,200 DexCom, Inc.*.............        11,832
                  1,400 DJ Orthopedics, Inc.*.....        59,948

                 Shares                               Value
                 ----------------------------------------------
                  3,487 Edwards Lifesciences
                        Corp.*................... $     164,028
                    500 Emeritus Corp.*..........        12,425
                    826 ev3, Inc.*...............        14,232
                  2,000 Five Star Quality Care,
                        Inc.*....................        22,300
                  1,200 Foxhollow Technologies,
                        Inc.*....................        25,896
                  3,056 Gen-Probe, Inc.*.........       160,043
                  1,131 Genesis HealthCare
                        Corp.*...................        53,417
                  1,609 Gentiva Health Services,
                        Inc.*....................        30,668
                  1,671 Haemonetics Corp.*.......        75,228
                  1,200 Healthspring, Inc.*......        24,420
                  2,200 HealthTronics, Inc.*.....        14,652
                  1,977 Healthways, Inc.*........        94,323
                  5,070 Henry Schein, Inc.*......       248,329
                  3,542 Hillenbrand Industries,
                        Inc......................       201,646
                  3,020 Hologic, Inc.*...........       142,786
                    800 Horizon Health Corp.*....        15,656
                  1,800 Hythiam, Inc.*...........        16,632
                    896 ICU Medical, Inc.*.......        36,449
                  1,897 Idexx Laboratories, Inc.*       150,432
                  3,854 Immucor, Inc.*...........       112,652
                  1,400 IntraLase Corp.*.........        31,332
                  2,100 Intuitive Surgical, Inc.*       201,390
                  1,834 Invacare Corp............        45,025
                  1,700 Inverness Medical
                        Innovations, Inc.*.......        65,790
                  1,100 Iris International, Inc.*        13,915
                    800 Kensey Nash Corp.*.......        25,440
                  1,602 Kindred Healthcare, Inc.*        40,451
                  2,677 Kinetic Concepts, Inc.*..       105,875
                  2,600 Kyphon, Inc.*............       105,040
                  1,190 LCA-Vision, Inc..........        40,888

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                Value
                -----------------------------------------------
                   500 LHC Group, Inc.*.......... $      14,255
                 3,439 LifePoint Hospitals, Inc.*       115,894
                 5,514 Lincare Holdings, Inc.*...       219,678
                 1,918 Luminex Corp.*............        24,359
                 4,342 Manor Care, Inc...........       203,727
                 1,400 Matria Healthcare, Inc.*..        40,222
                   366 Medcath Corp.*............        10,014
                   600 Medical Action Industries,
                       Inc.*.....................        19,344
                   800 Medifast, Inc.*...........        10,064
                 2,226 Mentor Corp...............       108,785
                 1,277 Merge Technologies, Inc.*.         8,377
                 1,159 Meridian Bioscience, Inc..        28,430
                 1,568 Merit Medical Systems,
                       Inc.*.....................        24,837
                   668 Molina Healthcare, Inc.*..        21,717
                   379 National Healthcare Corp..        20,921
                 1,200 Natus Medical, Inc.*......        19,932
                   800 Neurometrix, Inc.*........        11,928
                   500 Nighthawk Radiology
                       Holdings, Inc.*...........        12,750
                   900 Northstar Neuroscience,
                       Inc.*.....................        12,942
                 2,000 NuVasive, Inc.*...........        46,200
                 1,100 NxStage Medical, Inc.*....         9,218
                 1,592 Oakley, Inc...............        31,936
                 2,125 Odyssey HealthCare, Inc.*.        28,178
                 1,317 Option Care, Inc..........        18,767
                 2,592 OraSure Technologies,
                       Inc.*.....................        21,410
                30,600 Orthofix International
                       N.V.#*....................     1,530,000
                 1,105 Palomar Medical
                       Technologies, Inc.*.......        55,990
                 8,000 Patterson Cos., Inc.*.....       284,080
                40,298 Pediatrix Medical Group,
                       Inc.#*....................     1,970,572
                 1,274 PolyMedica Corp...........        51,482

               Shares                                  Value
               -------------------------------------------------
                 4,178 PSS World Medical, Inc.*... $      81,596
                 3,216 Psychiatric Solutions,
                       Inc.*......................       120,664
                 1,900 Quidel Corp.*..............        25,878
                   700 Radiation Therapy Services,
                       Inc.*......................        22,064
                 1,197 RehabCare Group, Inc.*.....        17,775
                 1,262 Res-Care, Inc.*............        22,905
                 4,470 Resmed, Inc.*..............       220,013
               110,488 Respironics, Inc.#*........     4,170,922
                 3,292 Sierra Health Services*....       118,644
                 1,000 Sirona Dental Systems,
                       Inc........................        38,510
                 1,600 Solexa, Inc.*..............        21,040
                   998 SonoSite, Inc.*............        30,868
                 1,900 Spectranetics Corp.*.......        21,451
                 1,200 Stereotaxis, Inc.*.........        12,384
                57,506 Steris Corp................     1,447,426
                 1,600 Sun Healthcare Group,
                       Inc.*......................        20,208
                 2,628 Sunrise Senior Living,
                       Inc.*......................        80,732
                   925 SurModics, Inc.*...........        28,786
               173,717 Symbion, Inc.#*............     3,215,502
                 2,100 Symmetry Medical, Inc.*....        29,043
                 2,310 Techne Corp.*..............       128,090
                26,800 Tenet Healthcare Corp.*....       186,796
                 3,328 ThermoGenesis Corp.*.......        14,344
                 2,978 Thoratec Corp.*............        52,353
                 5,165 Triad Hospitals, Inc.*.....       216,052
                 2,550 United Surgical Partners
                       International, Inc.*.......        72,293
                24,320 Universal Health Services,
                       Inc. Class B#..............     1,348,058
                 1,730 Ventana Medical
                       Systems*...................        74,442
                 1,858 Viasys Healthcare, Inc.*...        51,690
                   600 Visicu, Inc.*..............         6,720

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

               Shares                                  Value
               -------------------------------------------------
                  700 VistaCare, Inc.*............ $       7,105
                  800 Vital Images, Inc.*.........        27,840
                  323 Vital Signs, Inc............        16,124
                1,900 WellCare Health Plans,
                      Inc.*.......................       130,910
                1,970 West Pharmaceutical
                      Services, Inc...............       100,923
                2,145 Wright Medical Group,
                      Inc.*.......................        49,936
                  240 Young Innovations, Inc......         7,992
                  616 Zoll Medical Corp.*.........        35,876
                                                   -------------
                                                      27,772,847
                                                   -------------
               HOTELS & RESTAURANTS -- 2.2%
                1,316 Ameristar Casinos, Inc......        40,454
               67,254 Applebees International,
                      Inc.#.......................     1,659,156
                2,158 Aztar Corp.*................       117,438
                1,000 BJ's Restaurants, Inc.*.....        20,210
                2,064 Bob Evans Farms, Inc........        70,630
                2,500 Boyd Gaming Corp............       113,275
                  412 Buffalo Wild Wings, Inc.*...        21,918
                1,600 Burger King Holdings,
                      Inc.*.......................        33,760
                1,295 California Pizza Kitchen,
                      Inc.*.......................        43,136
                1,822 CBRL Group, Inc.............        81,553
               41,290 CEC Entertainment, Inc.*....     1,661,922
                4,740 Cheesecake Factory*.........       116,604
                  500 Chipotle Mexican Grill, Inc.
                      Class A*....................        28,500
                1,996 Choice Hotels International,
                      Inc.........................        84,032
                3,500 CKE Restaurants, Inc........        64,400
                2,300 Cosi, Inc.*.................        11,707
                5,900 Denny's Corp.*..............        27,789
                2,300 Domino's Pizza, Inc.........        64,400
                1,124 IHOP Corp...................        59,235

                Shares                                 Value
                ------------------------------------------------
                  1,701 Jack in the Box, Inc.*.... $     103,829
                  3,397 Krispy Kreme Doughnuts,
                        Inc.*.....................        37,707
                  1,010 Landry's Restaurants, Inc.        30,391
                    912 Lodgian, Inc.*............        12,403
                  1,392 Marcus Corp...............        35,607
                132,540 McCormick & Schmick's
                        Seafood Restaurants,
                        Inc.#*....................     3,186,262
                    600 Monarch Casino & Resort,
                        Inc.*.....................        14,328
                  1,200 Morgans Hotel Group Co.*..        20,316
                    700 Morton's Restaurant Group,
                        Inc.*.....................        11,655
                  1,476 MTR Gaming Group, Inc.*...        18,037
                  1,271 O'Charleys, Inc.*.........        27,047
                  3,794 OSI Restaurant Partners,
                        Inc.......................       148,725
                  1,780 Panera Bread Co.*.........        99,520
                  1,358 Papa John's International,
                        Inc.*.....................        39,396
                  1,457 PF Chang's China Bistro,
                        Inc.*.....................        55,920
                  1,875 Rare Hospitality
                        International, Inc.*......        61,744
                    883 Red Robin Gourmet Burgers,
                        Inc.*.....................        31,655
                    600 Riviera Holdings Corp.*...        14,496
                  3,400 Ruby Tuesday, Inc.........        93,296
                  1,100 Ruth's Chris Steak
                        House*....................        20,108
                  3,684 Sonic Corp.*..............        88,232
                  2,838 Station Casinos, Inc......       231,779
                  1,939 Steak N Shake Co.*........        34,126
                117,200 Texas Roadhouse, Inc.#*...     1,554,072
                  3,674 Triarc Cos. Class B.......        73,480
                  1,700 Trump Entertainment
                        Resorts, Inc.*............        31,008
                                                   -------------
                                                      10,395,258
                                                   -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

               Shares                                  Value
               -------------------------------------------------
               HOUSEHOLD PRODUCTS -- 1.4%
                 2,700 Acco Brands Corp.*......... $      71,469
                47,687 American Greetings
                       Corp.#.....................     1,138,289
                   668 American Woodmark
                       Corp.......................        27,956
                 1,380 Blyth, Inc.................        28,635
                 1,320 Central Garden and Pet
                       Co.*.......................        63,914
                 3,733 Church & Dwight, Inc.......       159,212
                   476 CSS Industries, Inc........        16,836
                   999 Digital Theater Systems,
                       Inc.*......................        24,166
                 1,600 Ennis Business Forms.......        39,136
                 1,930 Ethan Allen Interiors, Inc.        69,692
               140,275 Fossil, Inc.#*.............     3,167,410
                35,026 Furniture Brands
                       International, Inc.#.......       568,472
                   300 Hooker Furniture Corp......         4,704
                 2,828 Jarden Corp.*..............        98,386
                 1,617 John H Harland Co..........        81,173
                 1,358 Kimball International, Inc.
                       Class B....................        32,999
                 3,120 La-Z-Boy, Inc..............        37,034
                10,500 Leggett & Platt, Inc.......       250,950
                   619 Lifetime Brands, Inc.......        10,170
                   169 National Presto Industries,
                       Inc........................        10,118
                 3,376 Playtex Products, Inc.*....        48,581
                   625 Russ Berrie & Co., Inc.*...         9,656
                 2,838 Scotts Co..................       146,583
                 1,300 Sealy Corp.................        19,175
                 2,205 Spectrum Brands, Inc.*.....        24,035
                   980 Standard Register Co.......        11,760
                   528 Stanley Furniture Co.,
                       Inc........................        11,326
                 3,052 Tempur-Pedic International,
                       Inc.*......................        62,444

                Shares                                 Value
                ------------------------------------------------
                 4,712 Tivo, Inc.*................ $      24,125
                 2,584 Toro Co....................       120,492
                 3,553 Tupperware Corp............        80,333
                   823 Universal Electronics,
                       Inc.*......................        17,300
                   996 WD-40 Co...................        34,731
                 2,439 Yankee Candle Co., Inc.....        83,609
                                                   -------------
                                                       6,594,871
                                                   -------------
                INDUSTRIAL MACHINERY -- 1.4%
                 5,344 AGCO Corp.*................       165,343
                 1,692 Albany International
                       Corp.......................        55,684
                 2,787 Applied Industrial
                       Technologies, Inc..........        73,326
                 1,025 Astec Industries, Inc.*....        35,977
                 1,905 Baldor Electric Co.........        63,665
                 3,110 Briggs & Stratton Corp.....        83,814
                 1,900 Bucyrus International,
                       Inc........................        98,344
                   687 Cascade Corp...............        36,342
                66,030 Cognex Corp.#..............     1,572,835
                 1,100 Columbus McKinnon
                       Corp.*.....................        23,122
                 3,330 Flowserve Corp.*...........       168,065
                 1,252 Franklin Electric Co., Inc.        64,340
                 3,154 Gardner Denver, Inc.*......       117,676
                   519 Gehl Co.*..................        14,288
                 1,500 Gerber Scientific, Inc.*...        18,840
                   601 Gorman-Rupp Co.............        22,228
                 4,073 Graco, Inc.................       161,372
                 3,170 IDEX Corp..................       150,290
                 3,143 Intermec, Inc.*............        76,281
                   970 Intevac, Inc.*.............        25,171
                   500 iRobot Corp.*..............         9,030
                   794 Kadant, Inc.*..............        19,358
                 2,347 Kennametal, Inc............       138,121

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                Value
                -----------------------------------------------
                 2,417 Lincoln Electric Holdings,
                       Inc....................... $     146,035
                   684 Lindsay Manufacturing
                       Co........................        22,333
                 3,626 Manitowoc Co..............       215,493
                   439 Middleby Corp.*...........        45,950
                   350 NACCO Industries, Inc.....        47,810
                 1,747 Nordson Corp..............        87,053
                 1,963 Presstek, Inc.*...........        12,485
                 1,817 Regal-Beloit Corp.........        95,411
                   699 Robbins & Myers, Inc......        32,098
                   699 Sauer-Danfoss, Inc........        22,543
                 3,329 Snap-On, Inc..............       158,594
                 4,706 Stanley Works.............       236,665
                 1,080 Tecumseh Products Co.*....        18,252
                 1,050 Tennant Co................        30,450
                 5,864 Terex Corp.*..............       378,697
                   900 TurboChef Technologies,
                       Inc.*.....................        15,318
                57,617 Wabtec Corp...............     1,750,404
                 4,077 Zebra Technologies Corp.*.       141,839
                                                  -------------
                                                      6,650,942
                                                  -------------
                INSURANCE -- 3.3%
                 2,017 21st Century Insurance
                       Group.....................        35,600
                   600 Affirmative Insurance
                       Holdings, Inc.............         9,762
                 2,002 Alfa Corp.................        37,658
                   276 Alleghany Corp.*..........       100,354
                 3,392 American Equity Investment
                       Life Holding Co...........        44,198
                 4,995 American Financial Group,
                       Inc.......................       179,370
                   795 American National
                       Insurance Co..............        90,717
                   600 American Physicians
                       Capital, Inc.*............        24,024

               Shares                                  Value
               -------------------------------------------------
                1,909 Argonaut Group, Inc.*....... $      66,548
                5,681 Arthur J Gallagher & Co.....       167,874
                  370 Baldwin & Lyons, Inc.
                      Class B.....................         9,450
                  671 Bristol West Holdings,
                      Inc.........................        10,622
                6,568 Brown & Brown, Inc..........       185,283
                  709 CNA Surety Corp.*...........        15,243
                3,268 Commerce Group, Inc.........        97,223
                8,616 Conseco, Inc.*..............       172,148
                1,931 Crawford & Co. Class B......        14,096
                  500 Darwin Professional
                      Underwriters, Inc.*.........        11,725
                2,350 Delphi Financial Group......        95,081
                1,003 Direct General Corp.........        20,702
                  561 Donegal Group, Inc..........        10,990
                  507 EMC INS Group, Inc..........        17,299
                  200 Enstar Group, Inc.*.........        19,180
                2,906 Erie Indemnity Co...........       168,490
                  696 FBL Financial Group, Inc....        27,200
               12,700 Fidelity National Title
                      Group, Inc. ClassA..........       303,276
                  730 First Acceptance Corp.*.....         7,826
                5,081 First American Corp.........       206,695
                  690 FPIC Insurance Group,
                      Inc.*.......................        26,889
                  283 Great American Financial
                      Resources, Inc..............         6,523
                2,997 Hanover Insurance Group,
                      Inc.........................       146,254
               24,516 Harleysville Group, Inc.....       853,647
                6,337 HCC Insurance Holdings,
                      Inc.........................       203,354
                2,125 Hilb Rogal & Hobbs Co.......        89,505
                2,414 Horace Mann Educators
                      Corp........................        48,763
                  360 Independence Holding Co.....         7,859
               30,134 Infinity Property & Casualty
                      Corp.#......................     1,458,184

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                Value
                -----------------------------------------------
                   400 James River Group, Inc.*.. $      12,928
                   202 Kansas City Life Ins Co...        10,116
                 1,038 LandAmerica Financial
                       Group, Inc................        65,508
                   554 Markel Corp.*.............       265,975
                 1,700 Meadowbrook Insurance
                       Group, Inc.*..............        16,813
                 1,487 Mercury General Corp......        78,409
                   666 Midland Co................        27,939
                 1,000 National Interstate Corp..        24,300
                   100 National Western Life
                       Insurance Co..............        23,014
                   698 Navigators Group, Inc.*...        33,630
                   400 NYMAGIC, Inc..............        14,640
                   700 Odyssey Re Holdings
                       Corp......................        26,110
                54,046 Ohio Casualty Corp.#......     1,611,111
                13,525 Old Republic International
                       Corp......................       314,862
                 3,249 Philadelphia Consolidated
                       Holding Co.*..............       144,775
                 6,900 Phoenix Cos, Inc..........       109,641
                51,900 Platinum Underwriters
                       Holdings Ltd.#............     1,605,786
                 1,480 PMA Capital Corp.*........        13,646
                 4,600 PMI Group, Inc............       216,982
                 1,441 Presidential Life Corp....        31,630
                 1,994 ProAssurance Corp.*.......        99,540
                30,568 Protective Life Corp......     1,451,980
                 1,792 Reinsurance Group of
                       America, Inc.(c)..........        99,814
                 1,293 RLI Corp..................        72,951
                   900 Safety Insurance Group,
                       Inc.......................        45,639
                   700 SCPIE Holdings, Inc.*.....        18,298
                   673 SeaBright Insurance
                       Holdings, Inc.*...........        12,121
                 1,734 Selective Insurance Group,
                       Inc.......................        99,341

               Shares                                  Value
               -------------------------------------------------
               31,682 Stancorp Financial Group,
                      Inc......................... $   1,427,274
                  796 State Auto Financial
                      Corp........................        27,645
                1,025 Stewart Information Services
                      Corp........................        44,444
                1,100 Tower Group, Inc............        34,177
                1,600 Transatlantic Holdings,
                      Inc.........................        99,360
                1,360 United Fire & Casualty
                      Co..........................        47,940
                2,745 Unitrin, Inc................       137,552
                2,306 Universal American
                      Financial Corp.*............        42,984
                2,400 USI Holdings Corp.*.........        36,864
                  100 Wesco Financial Corp........        46,000
               56,430 WR Berkley Corp.............     1,947,399
                2,137 Zenith National Insurance
                      Corp........................       100,247
                                                   -------------
                                                      15,528,997
                                                   -------------
               INTERNET SERVICES & APPLICATIONS -- 2.2%
                1,266 1-800-FLOWERS.COM,
                      Inc.*.......................         7,799
                3,100 24/7 Real Media, Inc.*......        28,055
                3,900 @Road, Inc.*................        28,470
                1,100 Access Integrated
                      Technologies, Inc.*.........         9,592
                3,134 Agile Software Corp.*.......        19,274
                8,926 Akamai Technologies,
                      Inc.*.......................       474,149
                4,400 aQuantive, Inc.*............       108,504
                4,923 Ariba, Inc.*................        38,104
                7,100 Art Technology Group,
                      Inc.*.......................        16,543
                1,600 Audible, Inc.*..............        12,688
                2,558 Avocent Corp.*..............        86,588
                1,065 Blue Coat Systems, Inc.*....        25,507

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                Value
                -----------------------------------------------
                    900 Blue Nile, Inc.*......... $      33,201
                  4,903 Checkfree Corp.*.........       196,904
                 25,527 CMGI, Inc.*..............        34,206
                  8,819 CNET Networks, Inc.*.....        80,165
                    944 Cogent Communications
                        Group, Inc.*.............        15,312
                 17,800 Covad Communications
                        Group, Inc.*.............        24,564
                  1,724 Cybersource Corp.*.......        18,998
                108,100 DealerTrack Holdings,
                        Inc.#*...................     3,180,302
                  1,969 Digital Insight Corp.*...        75,787
                  2,391 Digital River, Inc.*.....       133,394
                  4,934 Digitas, Inc.*...........        66,165
                  5,700 Drugstore.com*...........        20,862
                  6,563 Earthlink, Inc.*.........        46,597
                  1,000 eCollege.com, Inc.*......        15,650
                 16,177 Emdeon Corp.*............       200,433
                  1,629 Equinix, Inc.*...........       123,185
                  2,821 eResearch Technology,
                        Inc.*....................        18,985
                  2,322 F5 Networks, Inc.*.......       172,316
                  2,543 GSI Commerce, Inc.*......        47,681
                  2,875 Harris Interactive, Inc.*        14,490
                    800 I.D. Systems, Inc.*......        15,056
                  1,000 i2 Technologies, Inc.*...        22,820
                  1,819 Infospace, Inc.*.........        37,308
                  1,940 Internap Network Services
                        Corp.*...................        38,548
                  2,300 Internet Capital Group,
                        Inc.*....................        23,598
                  2,214 Interwoven, Inc.*........        32,479
                  4,512 Ipass, Inc.*.............        26,531
                  3,000 j2 Global Communications,
                        Inc.*....................        81,750
                  1,203 Jupitermedia Corp.*......         9,528
                  1,000 Knot, Inc.*..............        26,240

                Shares                                Value
                -----------------------------------------------
                  3,956 Lionbridge Technologies*. $      25,477
                    700 Liquidity Services, Inc.*        12,047
                  9,200 McAfee, Inc.*............       261,096
                  6,186 Move, Inc.*..............        34,085
                  3,206 Netbank, Inc.............        14,876
                  2,489 NetFlix, Inc.*...........        64,366
                    642 Netratings, Inc.*........        11,241
                  2,032 NIC, Inc.*...............        10,099
                  1,900 Nutri/System, Inc.*......       120,441
                182,792 Online Resources Corp.#*.     1,866,306
                  5,572 Openwave Systems, Inc.*..        51,430
                  4,555 Opsware, Inc.*...........        40,175
                    634 Overstock.com, Inc.*.....        10,017
                  1,200 Perficient, Inc.*........        19,692
                  1,362 Priceline.com, Inc.*.....        59,397
                  1,210 ProQuest Co.*............        12,644
                  6,400 RealNetworks, Inc.*......        70,016
                  3,532 Redback Networks, Inc.*..        88,088
                    800 RightNow Technologies,
                        Inc.*....................        13,776
                  4,445 S1 Corp.*................        24,492
                  7,900 Safeguard Scientifics,
                        Inc.*....................        19,118
                  4,931 Sapient Corp.*...........        27,071
                  2,748 Secure Computing Corp.*..        18,027
                 67,900 Shutterfly, Inc.#*.......       977,760
                  1,554 Sohu.com, Inc.*..........        37,296
                  3,465 SonicWALL, Inc.*.........        29,175
                  1,217 Stamps.com, Inc.*........        19,168
                  6,000 Stratex Networks, Inc.*..        28,980
                  1,550 Terremark Worldwide,
                        Inc.*....................        10,416
                  1,200 TheStreet.com, Inc.......        10,680
                 12,070 TIBCO Software, Inc.*....       113,941
                    125 Travelzoo, Inc.*.........         3,744
                  2,663 Trizetto Group*..........        48,919
                  3,727 United Online, Inc.......        49,495

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

               Shares                                  Value
               -------------------------------------------------
                5,500 Valueclick, Inc.*........... $     129,965
                1,600 VASCO Data Security
                      International, Inc.*........        18,960
                1,550 Vignette Corp.*.............        26,458
                2,426 WebEx Communications,
                      Inc.*.......................        84,643
                  500 WebMD Health Corp.*.........        20,010
                3,170 webMethods, Inc.*...........        23,331
                2,800 Websense, Inc.*.............        63,924
                  700 WebSideStory, Inc.*.........         8,862
                                                   -------------
                                                      10,268,032
                                                   -------------
               MANUFACTURING -- 3.0%
                1,660 Actuant Corp................        79,099
                2,643 Acuity Brands, Inc..........       137,542
                  600 American Railcar Industries,
                      Inc.........................        20,424
                  500 Ameron International
                      Corp........................        38,185
                1,234 AO Smith Corp...............        46,349
                2,130 Aptargroup, Inc.............       125,755
                2,076 Barnes Group, Inc...........        45,153
                1,900 Blount International,
                      Inc.*.......................        25,574
               34,039 Brink's Co.#................     2,175,773
                1,847 Carlisle Cos., Inc..........       144,989
                1,595 Ceradyne, Inc.*.............        90,118
                3,068 Clarcor, Inc................       103,729
               35,091 Crane Co....................     1,285,734
                4,258 Donaldson Co., Inc..........       147,795
                1,300 EnPro Industries, Inc.*.....        43,173
                1,586 ESCO Technologies, Inc.*....        72,068
                2,884 Federal Signal Corp.........        46,259
                1,100 Flanders Corp.*.............        10,890
                  800 Freightcar America, Inc.....        44,360
                  700 GenTek, Inc.*...............        24,213
               41,842 Griffon Corp.#*.............     1,066,971

               Shares                                  Value
               -------------------------------------------------
                21,982 Harsco Corp................ $   1,672,830
                 5,450 Hexcel Corp.*..............        94,885
                 4,631 Jacuzzi Brands, Inc.*......        57,563
                   700 Koppers Holdings, Inc......        18,249
                 1,347 Lancaster Colony Corp......        59,686
                 1,876 Matthews International
                       Corp.......................        73,821
                 1,425 Myers Industries, Inc......        22,316
                 7,282 Pall Corp..................       251,593
                 6,004 Pentair, Inc...............       188,526
                   700 PW Eagle, Inc..............        24,150
                   800 Raven Industries, Inc......        21,440
                 1,100 Reddy Ice Holdings, Inc....        28,402
               104,918 Roper Industries, Inc.#....     5,271,080
                 1,900 Smith & Wesson Holding
                       Corp.*.....................        19,646
                 3,425 SPX Corp...................       209,473
                   696 Standex International
                       Corp.......................        20,970
                 2,372 Teleflex, Inc..............       153,136
                 1,869 Tredegar Corp..............        42,258
                 4,558 Trinity Industries, Inc....       160,442
                                                   -------------
                                                      14,164,619
                                                   -------------
               METALS & MINING -- 3.5%
                 6,685 AK Steel Holding Corp.*....       112,976
                54,600 Alpha Natural Resources,
                       Inc.#*.....................       776,958
                   669 AM Castle & Co.............        17,026
                 1,121 Amcol International Corp...        31,096
                   500 Ampco-Pittsburgh Corp......        16,740
                22,360 Arch Coal, Inc.#...........       671,471
                 1,009 Brush Engineered Materials,
                       Inc.*......................        34,074
                 1,511 Carpenter Technology
                       Corp.......................       154,908
                 1,238 Century Aluminum Co.*......        55,277

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

               Shares                                   Value
               --------------------------------------------------
                23,144 Chaparral Steel Co.......... $   1,024,585
                 1,028 CIRCOR International,
                       Inc.........................        37,820
                 2,404 Cleveland-Cliffs, Inc.......       116,450
                17,122 Coeur d'Alene Mines
                       Corp.*......................        84,754
                 7,140 Commercial Metals Co........       184,212
                 1,950 Compass Minerals
                       International, Inc..........        61,542
                   700 Dynamic Materials Corp......        19,670
                 2,700 Foundation Coal Holdings,
                       Inc.........................        85,752
                42,570 Gibraltar Industries, Inc...     1,000,821
                 6,776 Hecla Mining Co.*...........        51,904
                 6,800 International Coal Group,
                       Inc.*.......................        37,060
                17,070 IPSCO, Inc..................     1,602,361
                   800 James River Coal Co.*.......         7,424
                57,205 Kaydon Corp.#...............     2,273,327
                   700 L.B. Foster Co. Class A*....        18,137
                   900 Ladish Co., Inc.*...........        33,372
                   149 Lawson Products.............         6,838
                 4,872 Massey Energy Co............       113,176
                41,492 Mueller Industries, Inc.#...     1,315,296
                38,300 Mueller Water Products,
                       Inc.#*......................       570,669
                43,900 Mueller Water Products, Inc.
                       Class A.....................       652,793
                 1,206 NN, Inc.....................        14,991
                   500 Olympic Steel, Inc..........        11,115
                 2,116 Oregon Steel Mills, Inc.*...       132,059
                 2,166 Quanex Corp.................        74,922
               100,100 RBC Bearings, Inc.#*........     2,868,866
                 3,882 Reliance Steel & Aluminum
                       Co..........................       152,873
                 1,232 Royal Gold, Inc.............        44,327
                 1,272 RTI International Metals,
                       Inc.*.......................        99,496

               Shares                                  Value
               -------------------------------------------------
                 1,350 Ryerson Tull, Inc.......... $      33,871
                 1,277 Schnitzer Steel Industries,
                       Inc........................        50,697
                 5,350 Steel Dynamics, Inc........       173,607
                   656 Steel Technologies, Inc....        11,513
                 2,177 Stillwater Mining Co.*.....        27,191
                37,910 Timken Co..................     1,106,214
                 5,015 USEC, Inc.*................        63,791
                 1,057 Valmont Industries, Inc....        58,653
                   500 Westmoreland Coal Co.*.....         9,835
                   500 Wheeling-Pittsburgh
                       Corp.*.....................         9,365
                 4,330 Worthington Industries.....        76,728
                                                   -------------
                                                      16,188,603
                                                   -------------
               MULTIMEDIA -- 1.3%
                 1,800 Acacia Research - Acacia
                       Technologies*..............        24,084
                47,073 Belo Corp.#................       864,731
                21,094 Charter Communications,
                       Inc.*......................        64,548
               177,632 Citadel Broadcasting
                       Corp.#.....................     1,769,215
                 3,116 CKX, Inc.*.................        36,551
                   450 Courier Corp...............        17,537
                 2,431 Cox Radio, Inc.*...........        39,625
                 1,083 Crown Media Holdings,
                       Inc.*......................         3,931
                 1,500 CTC Media, Inc.*...........        36,015
                 3,022 Cumulus Media, Inc.*.......        31,399
                16,100 Discovery Holding Co.*.....       259,049
                 3,400 Dow Jones & Co., Inc.......       129,200
                 2,046 Emmis Communications
                       Corp.......................        16,859
                 1,766 Entercom Communications
                       Corp.......................        49,766
                 4,019 Entravision Communications
                       Corp.*.....................        33,036

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

               Shares                                  Value
               -------------------------------------------------
                  425 Fisher Communications,
                      Inc.*....................... $      18,789
               14,474 Gemstar-TV Guide
                      International, Inc.*........        58,041
                2,761 Gray Television, Inc........        20,238
                1,735 Hearst-Argyle Television,
                      Inc.........................        44,242
                2,550 John Wiley & Sons, Inc......        98,098
                2,691 Journal Communications,
                      Inc.........................        33,934
                1,924 Journal Register Co.........        14,045
                2,507 Lee Enterprises, Inc........        77,867
                1,862 Lin TV Corp.*...............        18,527
                  825 Lodgenet Entertainment
                      Corp.*......................        20,650
                1,405 Martha Stewart Living
                      Omnimedia...................        30,769
                3,258 McClatchy Co................       141,071
                1,357 Media General, Inc..........        50,440
                3,721 Mediacom Communications
                      Corp.*......................        29,917
               26,628 Meredith Corp...............     1,500,488
                7,700 New York Times Co.
                      Class A.....................       187,572
                1,200 Outdoor Channel Holdings,
                      Inc.*.......................        15,396
                  804 Playboy Enterprises, Inc.
                      Class B*....................         9,214
                9,323 Primedia, Inc.*.............        15,756
                2,300 Private Media Group
                      Ltd.*.......................         9,269
                4,700 Radio One, Inc. Class D*....        31,678
                5,539 Reader's Digest Association,
                      Inc.........................        92,501
                  571 Salem Communications
                      Corp........................         6,823
                1,976 Scholastic Corp.*...........        70,820
                2,521 Sinclair Broadcast Group,
                      Inc.........................        26,471

               Shares                                  Value
               -------------------------------------------------
                2,194 Spanish Broadcasting
                      System*..................... $       9,017
                3,301 Sun-Times Media Group,
                      Inc.........................        16,208
                   71 Value Line, Inc.............         3,227
                3,675 Westwood One, Inc...........        25,946
                1,361 World Wrestling
                      Entertainment, Inc..........        22,184
               16,800 XM Satellite Radio Holdings,
                      Inc.*.......................       242,760
                                                   -------------
                                                       6,317,504
                                                   -------------
               OIL & GAS -- 6.0%
                1,000 Allis-Chalmers Energy,
                      Inc.*.......................        23,040
                  700 Alon USA Energy, Inc........        18,417
                  700 Arena Resources, Inc.*......        29,897
                1,103 Atlas America, Inc.*........        56,220
                1,100 ATP Oil & Gas Corp.*........        43,527
                1,554 Atwood Oceanics, Inc.*......        76,099
                4,300 Aurora Oil & Gas Corp.*.....        13,803
                  800 Basic Energy Services,
                      Inc.*.......................        19,720
               96,818 Berry Petroleum Co.#........     3,002,326
                1,700 Bill Barrett Corp.*.........        46,257
                1,000 Bois d'Arc Energy, Inc.*....        14,630
                2,850 Brigham Exploration Co.*....        20,834
                1,000 Bronco Drilling Co., Inc.*..        17,190
                2,851 Cabot Oil & Gas Corp........       172,913
                1,336 Callon Petroleum Co.*.......        20,080
                1,086 CARBO Ceramics, Inc.........        40,584
                1,200 Carrizo Oil & Gas, Inc.*....        34,824
                3,200 Cheniere Energy, Inc.*......        92,384
                4,829 Cimarex Energy Co...........       176,258
                  244 Clayton Williams Energy,
                      Inc.*.......................         8,860
                1,600 CNX Gas Corp.*..............        40,800

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                154,700 Complete Production
                        Services, Inc.*........... $   3,279,640
                  2,450 Comstock Resources, Inc.*.        76,097
                  1,890 Crosstex Energy, Inc......        59,894
                    800 Delek US Holdings, Inc....        13,112
                  3,196 Delta Petroleum Corp.*....        74,019
                  6,800 Denbury Resources, Inc.*..       188,972
                  2,000 Dresser-Rand Group, Inc.*.        48,940
                  1,266 Dril-Quip, Inc.*..........        49,577
                 22,567 Dynegy, Inc.*.............       163,385
                  1,039 Edge Petroleum Corp.*.....        18,951
                  3,051 Encore Acquisition Co.*...        74,841
                  2,097 Energy Partners Ltd.*.....        51,209
                  6,984 Equitable Resources, Inc..       291,582
                  4,396 Evergreen Energy, Inc.*...        43,476
                  3,000 EXCO Resources, Inc.*.....        50,730
                  1,900 Exploration Co. of
                        Delaware*.................        25,346
                  3,986 FMC Technologies, Inc.*...       245,657
                  3,099 Forest Oil Corp.*.........       101,275
                  6,620 Frontier Oil Corp.........       190,259
                  4,400 Gasco Energy, Inc.*.......        10,780
                  2,100 GeoGlobal Resourses,
                        Inc.*.....................        16,485
                    900 Giant Industries, Inc.*...        67,455
                  5,310 Global Industries Ltd.*...        69,242
                    500 GMX Resources, Inc.*......        17,750
                    700 Goodrich Petroleum
                        Corp.*....................        25,326
                141,009 Grey Wolf, Inc.#*.........       967,322
                    554 Gulf Island Fabrication,
                        Inc.......................        20,443
                  1,100 Gulfport Energy Corp.*....        14,949
                  6,009 Hanover Compressor Co.*...       113,510
                  2,400 Harvest Natural Resources,
                        Inc.*.....................        25,512
                  5,205 Helix Energy Solutions
                        Group, Inc.*..............       163,281

                Shares                                 Value
                ------------------------------------------------
                 5,970 Helmerich & Payne, Inc..... $     146,086
                 1,200 Hercules Offshore, Inc.*...        34,680
                 2,754 Holly Corp.................       141,556
                 1,487 Hornbeck Offshore Services,
                       Inc.*......................        53,086
                 1,754 Houston Exploration Co.*...        90,822
                   969 Hydril Co.*................        72,859
                 4,201 Input/Output, Inc.*........        57,260
                 1,833 Lone Star Technologies*....        88,736
                   854 Lufkin Industries, Inc.....        49,600
                 4,300 Mariner Energy, Inc.*......        84,280
                   426 Markwest Hydrocarbon,
                       Inc........................        20,682
                 1,400 Matrix Service Co.*........        22,540
                 1,500 McMoRan Exploration
                       Co.*.......................        21,330
                 3,839 Meridian Resource Corp.*...        11,863
                 1,000 Metretek Technologies,
                       Inc.*......................        12,320
                   900 NATCO Group, Inc.*.........        28,692
                 4,760 National Fuel Gas Co.......       183,450
                38,300 Newfield Exploration
                       Co.#*......................     1,759,885
                 5,190 Newpark Resources*.........        37,420
                 3,226 Oceaneering International,
                       Inc.*......................       128,072
                 2,861 Oil States International,
                       Inc.*......................        92,210
                 2,400 Parallel Petroleum Corp.*..        42,168
                 6,373 Parker Drilling Co.*.......        52,067
                 1,066 Penn Virginia Corp.........        74,663
                   600 PetroCorp, Inc. (a),#......             0
                 8,136 Petrohawk Energy Corp.*....        93,564
                   704 Petroleum Development
                       Corp.*.....................        30,307
                 2,600 Petroquest Energy, Inc.*...        33,124
                 2,500 Pioneer Drilling Co.*......        33,200

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                 4,609 Plains Exploration &
                       Production Co.*............ $     219,066
                 3,437 Pogo Producing Co..........       166,488
                 1,300 Quest Resource Corp.*......        13,130
                 3,618 Quicksilver Resources,
                       Inc.*......................       132,383
                 1,900 RAM Energy Resources,
                       Inc.*......................        10,469
                 7,952 Range Resources Corp.......       218,362
                 1,015 Resource America, Inc......        26,796
                 2,900 Rosetta Resources, Inc.*...        54,143
                 6,556 Rowan Cos., Inc............       217,659
                 1,647 RPC, Inc...................        27,801
                 1,308 SEACOR Holdings, Inc.*.....       129,675
                 3,336 St. Mary Land & Exploration
                       Co.........................       122,898
                 1,633 Stone Energy Corp.*........        57,727
                 2,300 SulphCo, Inc.*.............        10,856
                 5,055 Superior Energy Services*..       165,197
                   500 Superior Well Services,
                       Inc.*......................        12,780
                 1,763 Swift Energy Co.*..........        79,000
                 4,057 Tesoro Petroleum Corp......       266,829
                 4,118 Tetra Technologies, Inc.*..       105,338
                 3,435 Tidewater, Inc.............       166,117
                28,730 Todco#*....................       981,704
                   900 Toreador Resources
                       Corp.*.....................        23,193
                 4,400 Transmeridian Exploration,
                       Inc.*......................        15,180
                   700 Trico Marine Services,
                       Inc.*......................        26,817
                   700 Union Drilling, Inc.*......         9,856
                61,159 Unit Corp.*................     2,963,154
                 1,777 Universal Compression
                       Holdings, Inc.*............       110,369
                 3,600 VAALCO Energy, Inc.*.......        24,300
                 2,047 Veritas DGC, Inc.*.........       175,285

                Shares                                Value
                -----------------------------------------------
                  1,100 W&T Offshore, Inc........ $      33,792
                110,635 W-H Energy Services,
                        Inc.#*...................     5,386,818
                  3,200 Warren Resources, Inc.*..        37,504
                  1,400 Western Refining, Inc....        35,644
                 46,906 Whiting Petroleum
                        Corp.#*..................     2,185,820
                                                  -------------
                                                     28,236,352
                                                  -------------
                PHARMACEUTICALS -- 1.3%
                  1,579 Abraxis Bioscience, Inc.*        43,170
                  1,200 Acadia Pharmaceuticals,
                        Inc.*....................        10,548
                  1,800 Adams Respiratory
                        Therapeutics, Inc.*......        73,458
                  2,755 Adolor Corp.*............        20,718
                  3,100 Akorn, Inc.*.............        19,375
                  5,462 Alkermes, Inc.*..........        73,027
                  2,000 Alnylam Pharmaceuticals,
                        Inc.*....................        42,800
                  2,676 Alpharma, Inc............        64,492
                    500 Altus Pharmaceuticals,
                        Inc.*....................         9,425
                  1,900 Anadys Pharmaceuticals,
                        Inc.*....................         9,348
                  1,913 Array Biopharma, Inc.*...        24,716
                  2,600 Atherogenics, Inc.*......        25,766
                  1,500 Auxilium Pharmaceuticals,
                        Inc.*....................        22,035
                  1,800 AVANIR Pharmaceuticals
                        Class A*.................         4,158
                  3,400 AVI BioPharma, Inc.*.....        10,812
                    972 Bentley Pharmaceuticals,
                        Inc.*....................         9,885
                  1,500 BioCryst Pharmaceuticals,
                        Inc.*....................        17,340
                  1,700 Bioenvision, Inc.*.......         7,888
                  4,909 BioMarin Pharmaceuticals,
                        Inc.*....................        80,459

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                 Shares                               Value
                 ----------------------------------------------
                  1,000 Bradley Pharmaceuticals,
                        Inc.*.................... $      20,580
                    971 Caraco Pharmaceutical
                        Laboratories Ltd.*.......        13,594
                  3,541 Cephalon, Inc.*..........       249,322
                  1,700 Combinatorx, Inc.*.......        14,722
                  1,900 Conor Medsystems, Inc.*..        59,527
                  3,053 Cubist Pharmaceuticals,
                        Inc.*....................        55,290
                  3,609 CV Therapeutics, Inc.*...        50,382
                  1,845 Cypress Bioscience, Inc.*        14,299
                  3,584 Dendreon Corp.*..........        14,945
                  2,500 DepoMed, Inc.*...........         8,625
                  4,202 Durect Corp.*............        18,657
                  1,600 Emisphere Technologies,
                        Inc.*....................         8,464
                  7,583 Endo Pharmaceuticals
                        Holdings, Inc.*..........       209,139
                  9,000 Genta, Inc.*.............         3,983
                  1,685 HealthExtras, Inc.*......        40,608
                    600 Hi-Tech Pharmacal Co.,
                        Inc.*....................         7,302
                  1,377 I-Flow Corp.*............        20,586
                  1,800 Idenix Pharmaceuticals,
                        Inc.*....................        15,642
                  4,200 ImClone Systems, Inc.*...       112,392
                  3,100 Indevus Pharmaceuticals,
                        Inc.*....................        22,010
                  4,392 Isis Pharmaceuticals,
                        Inc.*....................        48,839
                 14,176 King Pharmaceuticals,
                        Inc.*....................       225,682
                 81,600 KV Pharmaceutical Co.#*..     1,940,448
                  1,040 Mannatech, Inc...........        15,319
                  1,100 Mannkind Corp.*..........        18,139
                  7,193 Medarex, Inc.*...........       106,384
                  2,849 Medicines Co.*...........        90,370
                  3,318 Medicis Pharmaceutical
                        Corp.....................       116,561

                Shares                                 Value
                ------------------------------------------------
                 4,318 MGI Pharma, Inc.*.......... $      79,494
                12,400 Mylan Laboratories, Inc....       247,504
                 3,634 Nabi Biopharmaceuticals*...        24,639
                 1,200 Nastech Pharmaceutical Co.,
                       Inc.*......................        18,156
                 3,166 NBTY, Inc.*................       131,611
                 1,964 Neurocrine Biosciences,
                       Inc.*......................        20,465
                   812 New River Pharmaceuticals,
                       Inc.*......................        44,425
                 1,401 Noven Pharmaceuticals,
                       Inc.*......................        35,655
                 2,229 NPS Pharmaceuticals,
                       Inc.*......................        10,097
                 3,205 Nuvelo, Inc.*..............        12,820
                 2,449 Onyx Pharmaceuticals,
                       Inc.*......................        25,910
                 3,319 OSI Pharmaceuticals,
                       Inc.*......................       116,099
                 2,438 Pain Therapeutics, Inc.*...        21,698
                 2,048 Par Pharmaceutical Cos,
                       Inc.*......................        45,814
                 1,449 Penwest Pharmaceuticals
                       Co.,*......................        24,082
                 4,681 Perrigo Co.................        80,981
                 1,200 PetMed Express, Inc.*......        16,020
                 1,583 Pharmion Corp.*............        40,746
                 1,540 Pozen, Inc.*...............        26,165
                 1,100 PRA International*.........        27,797
                 1,700 Prestige Brands Holdings,
                       Inc.*......................        22,134
                 1,228 Progenics Pharmaceuticals,
                       Inc.*......................        31,609
                 1,145 Renovis, Inc.*.............         3,618
                 1,595 Rigel Pharmaceuticals,
                       Inc.*......................        18,933
                 2,400 Salix Pharmaceuticals
                       Ltd.*......................        29,208

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                 Shares                               Value
                 ----------------------------------------------
                  3,000 Santarus, Inc.*.......... $      23,490
                  1,736 Sciele Pharma, Inc.*.....        41,664
                  1,521 Tanox, Inc.*.............        30,268
                    921 Trimeris, Inc.*..........        11,706
                  1,293 United Therapeutics
                        Corp.*...................        70,300
                    600 USANA Health Sciences,
                        Inc.*....................        30,996
                  5,480 Valeant Pharmaceuticals
                        International............        94,475
                  4,774 VCA Antech, Inc.*........       153,675
                  4,200 ViroPharma, Inc.*........        61,488
                  5,900 Watson Pharmaceuticals,
                        Inc.*....................       153,577
                  1,100 Xenoport, Inc.*..........        27,005
                  2,300 Zymogenetics, Inc.*......        35,811
                                                  -------------
                                                      5,981,366
                                                  -------------
                 REAL ESTATE -- 4.3%
                  2,079 Acadia Realty Trust REIT.        52,017
                  2,292 Affordable Residential
                        Communities REIT*........        26,702
                    539 Agree Realty Corp. REIT..        18,525
                    108 Alexander's, Inc. REIT*..        45,322
                  1,628 Alexandria Real Estate
                        Equities, Inc. REIT......       163,451
                  5,218 AMB Property Corp. REIT..       305,827
                  1,000 American Campus
                        Communities, Inc. REIT...        28,470
                  7,998 American Financial Realty
                        Trust REIT...............        91,497
                  2,437 American Home Mortgage
                        Investment Corp. REIT....        85,587
                 11,571 Annaly Mortgage
                        Management, Inc. REIT....       160,953
                  3,225 Anthracite Capital, Inc.
                        REIT.....................        41,054
                  2,623 Anworth Mortgage Asset
                        Corp. REIT...............        24,945

               Shares                                  Value
               -------------------------------------------------
                5,718 Apartment Investment &
                      Management Co. REIT......... $     320,322
                  596 Arbor Realty Trust, Inc.
                      REIT........................        17,934
               81,650 Ashford Hospitality Trust,
                      Inc. REIT...................     1,016,543
                  392 Avatar Holdings, Inc.
                      REIT*.......................        31,693
                4,000 BioMed Realty Trust, Inc.
                      REIT........................       114,400
               66,297 Brandywine Realty Trust
                      REIT#.......................     2,204,375
                2,884 BRE Properties REIT.........       187,518
                  725 California Coastal
                      Communities, Inc. REIT*.....        15,551
                3,275 Camden Property Trust
                      REIT........................       241,859
                2,325 Capital Lease Funding, Inc.
                      REIT........................        26,970
                  484 Capital Trust, Inc. REIT....        24,171
                3,686 CBL & Associates Properties,
                      Inc. REIT...................       159,788
                2,062 Cedar Shopping Centers, Inc.
                      REIT........................        32,806
                  578 CentraCore Properties Trust
                      REIT........................        18,687
                2,594 Colonial Properties Trust
                      REIT........................       121,607
                3,551 Commercial Net Lease
                      Realty REIT.................        81,495
                  319 Consolidated-Tomoka Land
                      Co. REIT....................        23,096
                2,039 Corporate Office Properties
                      Trust SBI MD REIT...........       102,908
                2,319 Cousins Properties, Inc.
                      REIT........................        81,791
                4,769 Crescent Real Estate Equity
                      Co. REIT....................        94,188
                3,100 Deerfield Triarc Capital
                      Corp. REIT..................        52,483

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

              Shares                                    Value
              ---------------------------------------------------
               3,800 DiamondRock Hospitality
                     Co. REIT...................... $      68,438
               1,200 Digital Realty Trust, Inc.
                     REIT..........................        41,076
               4,500 Douglas Emmett, Inc.
                     REIT..........................       119,655
               7,800 Duke Realty Corp. REIT........       319,020
               1,367 Eastgroup Properties
                     REIT..........................        73,217
              40,240 Education Realty Trust, Inc.
                     REIT#.........................       594,345
               1,638 Entertainment Properties
                     Trust REIT....................        95,725
               3,454 Equity Inns, Inc. REIT........        55,126
               1,112 Equity Lifestyle Properties,
                     Inc. REIT.....................        60,526
               2,204 Equity One, Inc. REIT.........        58,759
               1,297 Essex Property Trust, Inc.
                     REIT..........................       167,637
               2,900 Extra Space Storage, Inc.
                     REIT..........................        52,954
               3,152 Federal Realty Investment
                     Trust REIT....................       267,920
               3,628 FelCor Lodging Trust, Inc.
                     REIT..........................        79,236
               2,900 Fieldstone Investment Corp.
                     REIT..........................        12,702
               2,701 First Industrial Realty Trust,
                     Inc. REIT.....................       126,650
               1,583 First Potomac Realty Trust
                     REIT..........................        46,081
               4,090 Forest City Enterprises, Inc.
                     REIT..........................       238,856
               3,200 Franklin Street Properties
                     Corp. REIT....................        67,360
                 994 Getty Realty Corp. REIT.......        30,715
               1,976 Glimcher Realty Trust
                     REIT..........................        52,779
               1,100 Global Signal, Inc. REIT......        57,937

               Shares                                   Value
               --------------------------------------------------
                2,600 GMH Communities Trust
                      REIT......................... $      26,390
                1,100 Gramercy Capital Corp.
                      REIT.........................        33,979
               11,610 Health Care Property
                      Investors, Inc. REIT.........       427,480
                4,082 Health Care, Inc. REIT.......       175,615
                2,648 Healthcare Realty Trust, Inc.
                      REIT.........................       104,702
                1,400 Hersha Hospitality Trust
                      REIT.........................        15,876
               80,419 Highland Hospitality Corp.
                      REIT.........................     1,145,971
               33,923 Highwoods Properties, Inc.
                      REIT.........................     1,382,702
                2,028 Home Properties, Inc.
                      REIT.........................       120,200
                3,600 HomeBanc Corp. REIT..........        15,228
                4,268 Hospitality Properties Trust
                      REIT.........................       202,858
               12,267 HRPT Properties Trust
                      REIT.........................       151,497
                4,506 IMPAC Mortgage Holdings,
                      Inc. REIT....................        39,653
                3,900 Inland Real Estate Corp.
                      REIT.........................        73,008
                2,298 Innkeepers USA Trust
                      REIT.........................        35,619
                2,966 Investors Real Estate Trust
                      REIT.........................        30,431
                7,400 iStar Financial, Inc. REIT...       353,868
                1,600 JER Investors Trust, Inc.
                      REIT.........................        33,072
                2,101 Jones Lang LaSalle, Inc.
                      REIT.........................       193,649
                1,934 Kilroy Realty Corp. REIT.....       150,852
                1,800 Kite Realty Group Trust
                      REIT.........................        33,516
                4,700 KKR Financial Corp.
                      REIT.........................       125,913

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                 2,364 LaSalle Hotel Properties
                       REIT....................... $     108,389
                 2,924 Lexington Corporate
                       Properties Trust REIT......        65,556
                 5,277 Liberty Property Trust
                       REIT.......................       259,312
                 1,295 LTC Properties, Inc. REIT..        35,366
                 2,259 Luminent Mortgage Capital,
                       Inc. REIT..................        21,935
                 3,626 Mack-Cali Realty Corp.
                       REIT.......................       184,926
                 2,308 Maguire Properties, Inc.
                       REIT.......................        92,320
                 2,500 Medical Properties Trust,
                       Inc. REIT..................        38,250
                 4,700 MFA Mortgage Investments,
                       Inc. REIT..................        36,143
                 1,475 Mid-America Apartment
                       Communities, Inc. REIT.....        84,429
                 3,209 Mills Corp. REIT...........        64,180
                 1,600 MortgageIT Holdings, Inc.
                       REIT.......................        23,600
                 1,376 National Health Investors,
                       Inc. REIT..................        45,408
                 4,629 Nationwide Health
                       Properties, Inc. REIT......       139,888
                 2,835 New Century Financial Corp.
                       REIT.......................        89,558
                 6,298 New Plan Excel Realty Trust
                       REIT.......................       173,069
                 2,600 Newcastle Investment Corp.
                       REIT.......................        81,432
                   900 Newkirk Realty Trust, Inc.
                       REIT.......................        16,236
                 2,700 NorthStar Realty Finance
                       Corp. REIT.................        44,739
                 2,053 Novastar Financial, Inc.
                       REIT.......................        54,712
                 3,518 Omega Healthcare Investors,
                       Inc. REIT..................        62,339

               Shares                                   Value
               --------------------------------------------------
                  869 Parkway Properties, Inc.
                      REIT......................... $      44,328
                2,244 Pennsylvania Real Estate
                      Investment Trust REIT........        88,369
                2,572 Post Properties, Inc. REIT...       117,540
                  968 PS Business Parks, Inc.
                      REIT.........................        68,447
                1,786 RAIT Investment Trust
                      REIT.........................        61,581
                1,092 Ramco-Gershenson
                      Properties REIT..............        41,649
                5,712 Realty Income Corp. REIT.....       158,222
                4,910 Reckson Associates Realty
                      Corp. REIT...................       223,896
                1,054 Redwood Trust, Inc. REIT.....        61,216
                3,916 Regency Centers Corp.
                      REIT.........................       306,114
                1,600 Republic Property Trust
                      REIT.........................        18,464
                  543 Saul Centers, Inc. REIT......        29,968
                3,950 Senior Housing Properties
                      Trust REIT...................        96,696
                2,625 SL Green Realty Corp.
                      REIT.........................       348,548
                  950 Sovran Self Storage, Inc.
                      REIT.........................        54,416
                5,900 Spirit Finance Corp. REIT....        73,573
                4,300 St. Joe Co...................       230,351
                4,300 Strategic Hotel Capital, Inc.
                      REIT.........................        93,697
                1,180 Sun Communities, Inc.
                      REIT.........................        38,185
                3,400 Sunstone Hotel Investors,
                      Inc. REIT....................        90,882
                1,926 Tanger Factory Outlet
                      Centers REIT.................        75,268
                  744 Tarragon Corp. REIT..........         9,054
                3,143 Taubman Centers, Inc.
                      REIT.........................       159,853

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                 6,713 Thornburg Mortgage, Inc.
                       REIT....................... $     168,698
                 4,127 Trustreet Properties, Inc.
                       REIT.......................        69,540
                 2,600 U-Store-It Trust REIT......        53,430
                 7,963 United Dominion Realty
                       Trust, Inc. REIT...........       253,144
                   532 Universal Health Realty
                       Trust Income REIT..........        20,737
                 1,458 Urstadt Biddle Properties,
                       Inc. REIT..................        27,833
                 6,148 Ventas, Inc. REIT..........       260,183
                31,549 Washington Real Estate
                       Investment Trust REIT#.....     1,261,960
                 4,612 Weingarten Realty Investors
                       REIT.......................       212,659
                 1,794 Winston Hotels, Inc. REIT..        23,771
                 1,700 Winthrop Realty Trust
                       REIT.......................        11,645
                                                   -------------
                                                      20,149,032
                                                   -------------
                RETAIL -- 4.7%
                 2,633 99 Cents Only Stores*......        32,044
                   900 AC Moore Arts & Crafts,
                       Inc.*......................        19,503
                 6,206 Advance Auto Parts.........       220,685
                 3,100 Aeropostale, Inc.*.........        95,697
                 1,300 AFC Enterprises, Inc.*.....        22,971
                   430 America's Car Mart, Inc.*..         5,100
                10,059 American Eagle Outfitters..       313,941
                 4,236 AnnTaylor Stores Corp.*....       139,110
                   700 Asbury Automotive Group,
                       Inc........................        16,492
                 9,200 AutoNation, Inc.*..........       196,144
                 3,110 Barnes & Noble, Inc........       123,498
                 1,544 Bebe Stores, Inc...........        30,556
                 1,300 Big 5 Sporting Goods
                       Corp.......................        31,746

                Shares                                 Value
                ------------------------------------------------
                 6,808 Big Lots, Inc.*............ $     156,039
                 4,007 BJ's Wholesale Club, Inc.*.       124,658
                11,110 Blockbuster, Inc.*.........        58,772
                   500 Bon-Ton Stores, Inc........        17,325
                   900 Books-A-Million, Inc.......        20,412
                67,310 Borders Group, Inc.#.......     1,504,378
                 7,570 Brinker International,
                       Inc........................       228,311
                 1,738 Brown Shoe Co., Inc.*......        82,972
                   533 Buckle, Inc................        27,103
                   900 Build-A-Bear Workshop,
                       Inc.*......................        25,218
                 1,900 Cabela's, Inc.*............        45,847
                   745 Cache, Inc.*...............        18,804
                 6,193 Carmax, Inc.*..............       332,131
                 2,772 Casey's General Stores,
                       Inc........................        65,281
                 1,721 Cash America International,
                       Inc........................        80,715
                 1,900 Casual Male Retail Group,
                       Inc.*......................        24,795
                63,447 Cato Corp.#................     1,453,571
                 1,087 Charlotte Russe Holding,
                       Inc.*......................        33,425
                 6,858 Charming Shoppes*..........        92,789
                 1,250 Childrens Place*...........        79,400
                 2,156 Christopher & Banks
                       Corp.......................        40,231
                   300 Citi Trends, Inc.*.........        11,892
                 5,702 Claire's Stores, Inc.......       188,964
                 3,543 Coldwater Creek, Inc.*.....        86,874
                   584 Conn's, Inc.*..............        13,590
                 4,036 Copart, Inc.*..............       121,080
                 1,436 Cost Plus, Inc.*...........        14,791
                 2,324 CSK Auto Corp.*............        39,857
                   164 DEB Shops, Inc.............         4,330
                 1,105 dELiA*s, Inc.*.............        11,591

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                 2,240 Dick's Sporting Goods,
                       Inc.*...................... $     109,738
                 3,527 Dillard's, Inc.............       123,339
                53,274 Dollar Tree Stores, Inc.#*.     1,603,547
                 2,480 Dress Barn, Inc.*..........        57,858
                 1,000 DSW, Inc.*.................        38,570
                 2,100 EZCORP, Inc. Class A*......        34,125
                 9,100 Family Dollar Stores, Inc..       266,903
                 2,334 Finish Line, Inc...........        33,330
                 1,486 First Cash Financial
                       Services, Inc.*............        38,443
                 9,114 Foot Locker, Inc...........       199,870
                 2,503 Fred's, Inc................        30,136
                 2,507 GameStop Corp.*............       138,161
                 1,363 GameStop Corp. Class B*....        74,638
                 1,221 Genesco, Inc.*.............        45,543
                 1,509 Group 1 Automotive, Inc....        78,045
                 1,692 Guitar Center, Inc.*.......        76,918
                 1,101 Haverty Furniture Cos.,
                       Inc........................        16,295
                 1,795 Hibbett Sporting Goods,
                       Inc.*......................        54,801
                 2,597 HOT Topic, Inc.*...........        34,644
                46,769 Insight Enterprises, Inc. *       882,531
                 1,300 J. Crew Group, Inc.*.......        50,115
                 1,381 Jo-Ann Stores, Inc.*.......        33,973
                 1,034 JOS A Bank Clothiers,
                       Inc.*......................        30,348
                24,427 Kenneth Cole Productions,
                       Inc........................       586,004
                   906 Lithia Motors, Inc.........        26,057
                 1,876 Longs Drug Stores Corp.....        79,505
                 1,600 Luby's, Inc.*..............        17,424
                   900 MarineMax, Inc.*...........        23,337
                32,452 Men's Wearhouse, Inc.......     1,241,613
                   982 Movado Group, Inc..........        28,478
                 2,159 MSC Industrial Direct Co...        84,525

                Shares                                Value
                -----------------------------------------------
                 1,600 New York & Co., Inc.*..... $      20,928
                 3,224 Nu Skin Enterprises, Inc..        58,773
                 6,496 O'Reilly Automotive, Inc.*       208,262
                 4,086 OfficeMax, Inc............       202,870
                 4,205 Pacific Sunwear of
                       California*...............        82,334
                 1,302 Pantry, Inc.*.............        60,986
                 3,760 Payless Shoesource, Inc.*.       123,403
                 3,271 PEP Boys-Manny Moe &
                       Jack......................        48,607
                42,000 PETsMART, Inc.#...........     1,212,120
                 4,849 Pier 1 Imports, Inc.......        28,852
                   200 PriceSmart, Inc.*.........         3,582
                 7,900 RadioShack Corp...........       132,562
                 2,508 Regis Corp................        99,166
                 1,181 Restoration Hardware,
                       Inc.*.....................        10,050
                   962 Retail Ventures, Inc.*....        18,316
                30,218 Rite Aid Corp.*...........       164,386
                54,200 Ross Stores, Inc..........     1,588,060
                 1,400 Rush Enterprises, Inc.*...        23,688
                 8,002 Saks, Inc.................       142,596
                 4,700 Sally Beauty Holdings,
                       Inc.*.....................        36,660
                 1,334 School Specialty, Inc.*...        50,012
                 3,000 Select Comfort Corp.*.....        52,170
                   400 Shoe Carnival, Inc.*......        12,640
                   759 Smart & Final, Inc.*......        14,345
                 1,763 Sonic Automotive, Inc.....        51,197
                44,809 Stage Stores, Inc.#.......     1,361,745
                 1,464 Stein Mart, Inc...........        19,413
                   282 Syms Corp.*...............         5,615
                   610 Systemax, Inc.*...........        10,644
                 1,192 Talbots, Inc..............        28,727
                 8,200 Tiffany & Co..............       321,768
                 2,129 Tractor Supply Co.*.......        95,188
                49,325 Tuesday Morning Corp.#....       767,004

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                 Shares                               Value
                 ----------------------------------------------
                  1,868 Tween Brands, Inc.*...... $      74,589
                  1,238 Under Armour, Inc.*......        62,457
                  3,062 United Auto Group, Inc...        72,171
                  6,792 Urban Outfitters, Inc.*..       156,420
                    800 Volcom, Inc.*............        23,656
                    770 West Marine, Inc.*.......        13,298
                  4,800 Wet Seal, Inc.*..........        32,016
                  5,568 Williams-Sonoma, Inc.....       175,058
                  1,600 World Fuel Services Corp.        71,136
                 61,252 Zale Corp.#*.............     1,727,919
                    900 Zumiez, Inc.*............        26,586
                                                  -------------
                                                     21,883,422
                                                  -------------
                 SAVINGS & LOAN -- 1.4%
                    700 Abington Community
                        Bancorp, Inc.............        13,426
                  1,292 Anchor Bancorp Wisconsin,
                        Inc......................        37,235
                  5,295 Astoria Financial Corp...       159,697
                  3,834 Bank Mutual Corp.........        46,430
                  2,692 BankAtlantic Bancorp,
                        Inc......................        37,177
                 53,879 BankUnited Financial
                        Corp.#...................     1,506,457
                    400 Berkshirehill Bancorp,
                        Inc......................        13,384
                    358 BFC Financial Corp.*.....         2,288
                  3,650 Brookline Bancorp, Inc...        48,071
                  1,194 Capitol Federal Financial        45,873
                    300 Charter Financial Corp...        15,456
                    600 Citizens First Bancorp,
                        Inc......................        18,444
                  1,100 Clifton Savings Bancorp,
                        Inc......................        13,409
                  1,351 Dime Community
                        Bancshares...............        18,928
                  1,230 Downey Financial Corp....        89,273
                  1,564 Fidelity Bankshares, Inc.        62,044

               Shares                                   Value
               --------------------------------------------------
                  767 First Financial Holdings,
                      Inc.......................... $      30,051
                6,318 First Niagara Financial
                      Group, Inc...................        93,885
                1,194 First Place Financial
                      Corp.........................        28,047
                  961 FirstFed Financial Corp.*....        64,358
                2,088 Flagstar Bancorp, Inc........        30,986
                  879 Flushing Financial Corp......        15,005
                1,394 Franklin Bank Corp.*.........        28,633
                  600 Home Federal Bancorp,
                      Inc..........................        10,296
                  711 Horizon Financial Corp.......        17,107
                3,100 Investors Bancorp, Inc.*.....        48,763
                  400 Itla Capital Corp............        23,164
                1,300 Kearny Financial Corp........        20,878
                1,908 KNBT Bancorp, Inc............        31,921
               29,402 MAF Bancorp, Inc.............     1,313,975
                  200 NASB Financial, Inc..........         8,270
               16,900 New York Community
                      Bancorp, Inc.................       272,090
                6,396 NewAlliance Bancshares,
                      Inc..........................       104,894
                1,238 Northwest Bancorp, Inc.......        33,995
                  306 OceanFirst Financial
                      Corp.........................         7,017
                3,069 Partners Trust Financial
                      Group, Inc...................        35,723
                  766 Pennfed Financial Services,
                      Inc..........................        14,799
                3,418 People's Bank................       152,511
                1,459 PFF Bancorp, Inc.............        50,350
                3,564 Provident Financial Services,
                      Inc..........................        64,615
                2,473 Provident New York
                      Bancorp......................        37,046
                  700 Rockville Financial, Inc.....        12,495
               46,058 Sterling Financial Corp.#....     1,557,221

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                   964 TierOne Corp............... $      30,472
                 1,776 United Community Financial
                       Corp.......................        21,738
                 5,175 Washington Federal, Inc....       121,768
                   900 Wauwatosa Holdings,
                       Inc.*......................        16,038
                   267 Westfield Financial, Inc...         9,238
                 1,000 Willow Grove Bancorp,
                       Inc........................        14,920
                   400 WSFS Financial Corp........        26,772
                                                   -------------
                                                       6,476,633
                                                   -------------
                SEMICONDUCTORS -- 3.2%
                 1,416 Actel Corp.*...............        25,715
                 2,300 Advanced Analogic
                       Technologies, Inc.*........        12,397
                 9,700 Agere Systems, Inc.*.......       185,949
                 2,921 AMIS Holdings, Inc.*.......        30,875
                 6,100 Amkor Technology, Inc.*....        56,974
                 3,000 ANADIGICS, Inc.*...........        26,580
                17,071 Applied Micro Circuits
                       Corp.*.....................        60,773
                 2,246 Asyst Technologies, Inc.*..        16,418
                24,876 Atmel Corp.*...............       150,500
                 2,121 ATMI, Inc.*................        64,754
                10,800 Avanex Corp.*..............        20,412
                 6,200 Axcelis Technologies, Inc.*        36,146
                 4,000 Bookham, Inc.*.............        16,280
                 4,111 Brooks Automation, Inc.*...        59,198
                 4,842 Cirrus Logic, Inc.*........        33,313
                 1,260 Cohu, Inc..................        25,402
                29,782 Conexant Systems, Inc.*....        60,755
                 4,469 Credence Systems Corp.*....        23,239
                 4,489 Cree, Inc.*................        77,749
                 8,400 Cypress Semiconductor
                       Corp.*.....................       141,708
                 1,236 Diodes, Inc.*..............        43,853
                 1,716 DSP Group, Inc.*...........        37,237

               Shares                                  Value
               -------------------------------------------------
                 2,600 Emcore Corp.*.............. $      14,378
               103,929 Emulex Corp.*..............     2,027,655
               425,371 Entegris, Inc.#*...........     4,602,514
                 1,583 Exar Corp.*................        20,579
                 7,137 Fairchild Semiconductor
                       International, Inc.*.......       119,973
                 2,683 Formfactor, Inc.*..........        99,942
                 1,821 Genesis Microchip, Inc.*...        18,465
                   800 Hittite Microwave Corp.*...        25,856
                 1,300 Ikanos Communications,
                       Inc.*......................        11,297
                11,845 Integrated Device
                       Technology, Inc.*..........       183,361
                 4,268 International Rectifier
                       Corp.*.....................       164,446
                 8,317 Intersil Corp..............       198,943
                 4,500 IPG Photonics Corp.*.......       108,000
                 2,048 IXYS Corp.*................        18,227
                12,175 JDS Uniphase Corp.*........       202,835
                 4,487 Kopin Corp.*...............        16,019
                 3,640 Kulicke & Soffa Industries,
                       Inc.*......................        30,576
                 6,745 Lattice Semiconductor
                       Corp.*.....................        43,708
                23,510 LSI Logic Corp.*...........       211,590
                 4,201 LTX Corp.*.................        23,526
                 3,414 Mattson Technology, Inc.*..        31,818
               300,900 Micrel, Inc.#*.............     3,243,702
                 4,316 Microsemi Corp.*...........        84,809
                 2,400 Microtune, Inc.*...........        11,280
                 7,200 Mindspeed Technologies,
                       Inc.*......................        13,752
                 2,565 MIPS Technologies, Inc.*...        21,289
                 2,293 MKS Instruments, Inc.*.....        51,776
                   800 Monolithic Power Systems,
                       Inc.*......................         8,888
                 1,600 MoSys, Inc.*...............        14,800

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                 1,100 Netlogic Microsystems,
                       Inc.*...................... $      23,859
                   600 Nextest Systems Corp.*.....         6,762
                 7,500 Novellus Systems, Inc.*....       258,150
                 2,900 Omnivision Technologies,
                       Inc.*......................        39,585
                 9,608 ON Semiconductor Corp.*....        72,733
                 1,250 Pericom Semiconductor
                       Corp.*.....................        14,337
                 2,463 Photronics, Inc.*..........        40,245
                 1,221 PLX Technology, Inc.*......        15,922
                11,427 PMC - Sierra, Inc.*........        76,675
                 1,700 Portalplayer, Inc.*........        22,865
                 9,606 QLogic Corp.*..............       210,564
                 5,125 Rambus, Inc.*..............        97,016
                 1,532 Rudolph Technologies,
                       Inc.*......................        24,389
                   921 Semitool, Inc.*............        12,259
                 4,177 Semtech Corp.*.............        54,593
                 4,691 Silicon Image, Inc.*.......        59,670
                 2,955 Silicon Laboratories, Inc.*       102,391
                 3,009 Sirf Technology Holdings,
                       Inc.*......................        76,790
                 8,877 Skyworks Solutions, Inc.*..        62,849
                 2,500 Spansion, Inc. - Class A*..        37,150
                 1,206 Standard Microsystems
                       Corp.*.....................        33,744
                   692 Supertex, Inc.*............        27,161
                11,800 Teradyne, Inc.*............       176,528
                 2,809 Tessera Technologies,
                       Inc.*......................       113,315
                12,600 Transmeta Corp.*...........        13,986
                 7,200 Transwitch Corp.*..........        10,080
                 8,306 Triquint Semiconductor,
                       Inc.*......................        37,377
                 1,426 Ultratech, Inc.*...........        17,796
                 3,302 Varian Semiconductor
                       Equipment Associates,
                       Inc.*......................       150,307

                Shares                                 Value
                ------------------------------------------------
                  1,963 Veeco Instruments, Inc.*.. $      36,767
                  1,000 Virage Logic Corp.*.......         9,290
                  1,000 Volterra Semiconductor
                        Corp.*....................        15,000
                  2,701 Zoran Corp.*..............        39,381
                                                   -------------
                                                      14,819,767
                                                   -------------
                SOFTWARE -- 4.7%
                 15,888 Activision, Inc.*.........       273,909
                  3,700 Actuate Corp.*............        21,978
                 66,874 Acxiom Corp...............     1,715,318
                  1,229 Advent Software, Inc.*....        43,371
                  2,506 Allscripts Healthcare
                        Solutions, Inc.*..........        67,637
                  1,300 Altiris, Inc.*............        32,994
                  1,600 American Reprographics
                        Co.*......................        53,296
                  1,912 Ansys, Inc.*..............        83,153
                  3,209 Aspen Technology, Inc.*...        35,363
                  2,555 Avid Technology, Inc.*....        95,199
                122,200 BEA Systems, Inc.*........     1,537,276
                  2,641 Blackbaud, Inc............        68,666
                119,900 Blackboard, Inc.#*........     3,601,796
                 12,300 BMC Software, Inc.*.......       396,060
                  4,681 Borland Software Corp.*...        25,465
                    851 Bottomline Technologies,
                        Inc.*.....................         9,744
                  3,834 Cerner Corp.*.............       174,447
                  5,300 Chordiant Software, Inc.*.        17,543
                 67,022 Commvault Systems,
                        Inc.#*....................     1,341,110
                    614 Computer Programs &
                        Systems, Inc..............        20,870
                237,904 Compuware Corp.*..........     1,981,740
                  2,200 Concur Technologies, Inc.*        35,288
                  1,900 Convera Corp. Class A*....         8,721
                  2,939 CSG Systems
                        International*............        78,559

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                Value
                -----------------------------------------------
                 2,576 Dendrite International,
                       Inc.*..................... $      27,589
                 1,328 Digi International, Inc.*.        18,313
                 3,634 Dun & Bradstreet Corp.*...       300,859
                 2,784 Eclipsys Corp.*...........        57,239
                 2,522 eFunds Corp.*.............        69,355
                 1,000 Emageon, Inc.*............        15,360
                 3,380 Epicor Software Corp.*....        45,664
                   801 EPIQ Systems, Inc.*.......        13,593
                 3,764 Fair Isaac Corp...........       153,007
                 2,618 FalconStor Software, Inc.*        22,646
                 4,034 Global Payments, Inc......       186,774
                 3,310 Hyperion Solutions Corp.*.       118,961
                 1,245 Infocrossing, Inc.*.......        20,294
                 5,310 Informatica Corp.*........        64,835
                 1,648 infoUSA, Inc..............        19,628
                 1,900 InPhonic, Inc.*...........        21,071
                 1,311 Inter-Tel, Inc............        29,052
                 2,800 INVESTools, Inc.*.........        38,612
                 1,893 JDA Software Group,
                       Inc.*.....................        26,067
                 2,510 Keane, Inc.*..............        29,894
                 7,464 Lawson Software, Inc.*....        55,159
                 1,200 Mantech International
                       Corp.*....................        44,196
                 1,546 Mapinfo Corp.*............        20,175
                   522 MicroStrategy, Inc.*......        59,513
                 2,467 Midway Games, Inc.*.......        17,220
                 5,400 NAVTEQ Corp.*.............       188,838
                 1,200 Neoware, Inc.*............        15,852
                19,567 Novell, Inc.*.............       121,315
                 7,311 Nuance Communications,
                       Inc.*.....................        83,784
                 1,700 Omnicell, Inc.*...........        31,671
                 1,239 Open Solutions, Inc.*.....        46,636
                   900 OPNET Technologies,
                       Inc.*.....................        13,005

                Shares                                 Value
                ------------------------------------------------
                  1,609 Packeteer, Inc.*.......... $      21,882
                 99,396 Parametric Technology
                        Corp.#*...................     1,791,116
                196,700 PDF Solutions, Inc.#*.....     2,842,315
                    573 Pegasystems, Inc..........         5,656
                  1,834 Per-Se Technologies, Inc.*        50,949
                  1,600 Phase Forward, Inc.*......        23,968
                  2,571 Progress Software Corp.*..        71,808
                 48,926 QAD, Inc.#................       410,489
                    876 Quality Systems, Inc......        32,649
                  4,299 Quest Software, Inc.*.....        62,980
                 10,500 Red Hat, Inc.*............       241,500
                    506 Renaissance Learning,
                        Inc.......................         8,971
                  4,900 Salesforce.com, Inc.*.....       178,605
                  1,104 Schawk, Inc...............        21,572
                  3,647 SEI Investments Co........       217,215
                  1,300 Smith Micro Software,
                        Inc.*.....................        18,447
                  1,164 SPSS, Inc.*...............        35,001
                 66,650 Sybase, Inc.#*............     1,646,255
                    955 SYNNEX Corp.*.............        20,953
                  4,012 Take-Two Interactive
                        Software, Inc.*...........        71,253
                  1,000 Taleo Corp.*..............        13,670
                  3,871 THQ, Inc.*................       125,885
                  2,300 Total System Services,
                        Inc.......................        60,697
                  1,772 TradeStation Group, Inc.*.        24,365
                  2,146 Transaction Systems
                        Architects, Inc.*.........        69,895
                  3,188 Trident Microsystems,
                        Inc.*.....................        57,958
                    413 Ulticom, Inc.*............         3,961
                  1,603 Ultimate Software Group,
                        Inc.*.....................        37,286
                  4,100 VA Software Corp.*........        20,623

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                 Shares                               Value
                 ----------------------------------------------
                  2,300 VeriFone Holdings, Inc.*. $      81,420
                    800 Verint Systems, Inc.*....        27,424
                  4,394 Wind River Systems, Inc.*        45,039
                  1,747 Witness Systems, Inc.*...        30,625
                                                  -------------
                                                     22,068,112
                                                  -------------
                 TELECOMMUNICATIONS -- 3.1%
                 22,531 3Com Corp.*..............        92,602
                  7,207 Adaptec, Inc.*...........        33,585
                  7,214 ADC Telecommunications,
                        Inc.*....................       104,819
                  3,701 Adtran, Inc..............        84,013
                  4,312 Aeroflex, Inc.*..........        50,537
                  2,439 Alaska Communications
                        Systems Group, Inc.......        37,048
                  1,169 Anaren, Inc.*............        20,761
                  9,741 Andrew Corp.*............        99,650
                  1,935 Anixter International,
                        Inc.*....................       105,071
                  5,888 Arris Group, Inc.*.......        73,659
                  3,041 Atheros Communications,
                        Inc.*....................        64,834
                    500 Atlantic Tele-Network,
                        Inc......................        14,650
                  1,030 Audiovox Corp.*..........        14,513
                    950 Black Box Corp...........        39,891
                  4,184 Broadwing Corp.*.........        65,354
                  2,433 C-COR.net Corp.*.........        27,104
                  1,600 CalAmp Corp.*............        13,504
                  1,500 Carrier Access Corp.*....         9,840
                  1,100 Cbeyond Communications,
                        Inc.*....................        33,649
                  1,454 Centennial Communications
                        Corp.....................        10,454
                  6,900 CenturyTel, Inc..........       301,254
                  4,655 Ciena Corp.*.............       128,990
                 14,192 Cincinnati Bell, Inc.*...        64,857
                 18,600 Citizens Communications
                        Co.......................       267,282

                Shares                                 Value
                ------------------------------------------------
                 1,292 Commonwealth Telephone
                       Enterprises, Inc........... $      54,083
                59,097 CommScope, Inc.#*..........     1,801,277
                 1,000 Comtech Group, Inc.*.......        18,190
                 1,244 Comtech
                       Telecommunications
                       Corp.*.....................        47,359
                11,600 Comverse Technology,
                       Inc.*......................       244,876
                 1,200 Consolidated
                       Communications Holdings,
                       Inc........................        25,080
                   700 CPI International, Inc.*...        10,500
                   938 CT Communications, Inc.....        21,499
                 1,824 Ditech Networks, Inc.*.....        12,622
                 9,230 Dobson Communications
                       Corp.*.....................        80,393
                 1,000 EMS Technologies, Inc.*....        20,030
                   700 Eschelon Telecom, Inc.*....        13,867
                 1,100 Essex Corp.*...............        26,301
                 6,634 Extreme Networks*..........        27,797
                44,800 FairPoint Communications,
                       Inc.#......................       848,960
                 7,100 FiberTower Corp.*..........        41,748
                14,700 Finisar Corp.*.............        47,481
                 8,484 Foundry Networks, Inc.*....       127,090
                 3,101 General Communication,
                       Inc.*......................        48,779
                 1,313 Golden Telecom, Inc........        61,501
                 4,685 Harmonic, Inc.*............        34,060
                 3,500 Hypercom Corp.*............        22,225
                 2,300 IDT Corp. Class B*.........        30,084
                 2,939 Interdigital Communications
                       Corp.*.....................        98,603
                 1,900 Iowa Telecommunications
                       Services, Inc..............        37,449
                 1,000 iPCS, Inc.*................        55,360
                 2,943 Ixia*......................        28,253

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

               Shares                                   Value
               --------------------------------------------------
                 2,600 Leap Wireless International,
                       Inc.*....................... $     154,622
                67,867 Level 3 Communications,
                       Inc.*.......................       380,055
                 1,700 Lightbridge, Inc.*..........        23,018
                   700 Loral Space &
                       Communications, Inc.*.......        28,504
                 2,150 Mastec, Inc.*...............        24,811
                 6,913 MRV Communications,
                       Inc.*.......................        24,472
                39,101 Netgear, Inc.#*.............     1,026,401
               122,500 NeuStar, Inc.#*.............     3,973,900
                 2,215 Newport Corp.*..............        46,404
                   938 North Pittsburgh Systems,
                       Inc.........................        22,643
                 1,943 Novatel Wireless, Inc.*.....        18,789
                 1,000 NTELOS Holdings Corp.*......        17,880
                   886 Oplink Communications,
                       Inc.*.......................        18,216
                 1,024 Optical Communication
                       Products, Inc.*.............         1,679
                 1,300 ParkerVision, Inc.*.........        14,495
                 2,697 Plantronics, Inc............        57,176
                 5,025 Polycom, Inc.*..............       155,323
                 7,260 Powerwave Technologies,
                       Inc.*.......................        46,827
               131,551 Premiere Global Services,
                       Inc.#*......................     1,241,841
                 1,200 Radyne Corp.*...............        12,888
                 1,831 RCN Corp.*..................        55,205
                11,865 RF Micro Devices, Inc.*.....        80,563
                 1,379 SafeNet, Inc.*..............        33,013
                 2,000 SAVVIS, Inc.*...............        71,420
                 6,149 SBA Communications
                       Corp.*......................       169,098
                   488 Shenandoah Telecom Co.......        22,941
                 1,600 Sirenza Microdevices,
                       Inc.*.......................        12,576

                Shares                                 Value
                ------------------------------------------------
                14,100 Sonus Networks, Inc. *..... $      92,919
                   978 SureWest
                       Communications.............        26,934
                10,800 Sycamore Networks, Inc.*...        40,608
                 2,430 Symmetricom, Inc.*.........        21,676
                 1,100 Syniverse Holdings, Inc.*..        16,489
                 3,359 Tekelec*...................        49,814
                 6,400 Telephone & Data Systems,
                       Inc........................       347,712
                 8,187 Time Warner Telecom,
                       Inc.*......................       163,167
                 1,523 USA Mobility, Inc..........        34,070
                 7,354 UTStarcom, Inc.*...........        64,348
                 1,384 Viasat, Inc.*..............        41,257
                 2,000 Vonage Holdings Corp.*.....        13,880
                 3,840 Wireless Facilities, Inc.*.        10,944
                 8,050 Zhone Technologies, Inc.*..        10,546
                                                   -------------
                                                      14,312,512
                                                   -------------
                TRANSPORTATION -- 2.1%
                 3,800 ABX Air, Inc.*.............        26,334
                40,555 Alexander & Baldwin,
                       Inc.#......................     1,798,209
                   574 Amerco, Inc.*..............        49,944
                 1,800 American Commercial Lines,
                       Inc.*......................       117,918
                 1,434 Arkansas Best Corp.........        51,624
                 1,200 Atlas Air Worldwide
                       Holdings, Inc.*............        53,400
                 1,421 Bristow Group, Inc.*.......        51,284
                 1,400 Celadon Group, Inc.*.......        23,450
                16,800 CH Robinson Worldwide,
                       Inc.#......................       686,952
                 2,801 Con-way, Inc...............       123,356
                   614 Dynamex, Inc.*.............        14,343
                 1,802 EGL, Inc.*.................        53,664
                17,000 Expeditors International of
                       Washington, Inc.#..........       688,500

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ------------------------------------------------
                 2,067 Florida East Coast
                       Industries, Inc............ $     123,193
                 1,821 Forward Air Corp...........        52,682
                 2,747 GATX Corp..................       119,027
                 2,100 Genesee & Wyoming,
                       Inc.*......................        55,104
                   881 Greenbrier Cos, Inc........        26,430
                 1,028 Gulfmark Offshore, Inc.*...        38,457
                 3,517 Heartland Express, Inc.....        52,825
                 5,200 Hertz Global Holdings,
                       Inc.*......................        90,428
                   700 Horizon Lines, Inc.........        18,872
                 2,188 HUB Group, Inc.*...........        60,279
                   700 Interpool, Inc.............        16,352
                 5,750 JB Hunt Transport Services,
                       Inc........................       119,427
                 4,355 Kansas City Southern*......       126,208
                46,482 Kirby Corp.*...............     1,586,431
                62,712 Knight Transportation,
                       Inc.#......................     1,069,240
                 4,795 Laidlaw International,
                       Inc........................       145,912
                 3,432 Landstar System, Inc.......       131,034
                 1,054 Marten Transport Ltd.*.....        19,320
                 1,575 Old Dominion Freight
                       Line*......................        37,910
                 1,766 Overseas Shipholding
                       Group......................        99,426
                   484 P.A.M. Transportation
                       Services, Inc.*............        10,658
                 2,071 Pacer International, Inc...        61,654
                   100 Patriot Transportation
                       Holding, Inc.*.............         9,336
                   800 PHI, Inc.*.................        26,184
                   700 Quality Distribution, Inc.*         9,324
                 2,128 RailAmerica, Inc.*.........        34,218
                 3,542 Ryder System, Inc..........       180,855
                20,631 Saia, Inc.#*...............       478,845

                 Shares                               Value
                 ----------------------------------------------
                  3,200 Sirva, Inc.*............. $      11,136
                  3,082 Swift Transportation Co.,
                        Inc.*....................        80,964
                    800 TAL International Group,
                        Inc......................        21,352
                    200 Universal Truckload
                        Services, Inc.*..........         4,750
                    745 US Xpress Enterprises,
                        Inc.*....................        12,270
                    400 USA Truck, Inc.*.........         6,420
                  2,975 Werner Enterprises, Inc..        52,003
                 24,480 YRC Worldwide, Inc.#*....       923,630
                                                  -------------
                                                      9,651,134
                                                  -------------
                 UTILITIES-ELECTRIC -- 2.2%
                  6,744 Alliant Energy Corp......       254,721
                 22,859 Aquila, Inc.*............       107,437
                  2,820 Avista Corp..............        71,374
                 23,893 Black Hills Corp.#.......       882,607
                 18,000 Centerpoint Energy, Inc..       298,440
                  1,004 CH Energy Group, Inc.....        53,011
                  3,184 Cleco Corp...............        80,332
                 13,100 CMS Energy Corp.*........       218,770
                  6,712 DPL, Inc.................       186,459
                  4,822 Duquesne Light Holdings,
                        Inc......................        95,717
                 54,608 El Paso Electric Co.#*...     1,330,797
                  1,894 Empire District Electric
                        Co.......................        46,763
                  8,613 Energy East Corp.........       213,602
                  4,564 Great Plains Energy, Inc.       145,135
                  4,778 Hawaiian Electric
                        Industries...............       129,723
                  2,601 Idacorp, Inc.............       100,529
                  1,000 Integrated Electrical
                        Services, Inc.*..........        17,790
                    800 ITC Holdings Corp........        31,920
                 10,697 MDU Resources Group,
                        Inc......................       274,271

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

                 Shares                               Value
                 ----------------------------------------------
                  1,324 MGE Energy, Inc.......... $      48,432
                  9,000 Northeast Utilities......       253,440
                  1,981 NorthWestern Corp........        70,088
                  6,120 NSTAR....................       210,283
                  5,173 OGE Energy Corp..........       206,920
                    500 Ormat Technologies, Inc..        18,410
                 33,181 Otter Tail Corp.#........     1,033,920
                 11,149 Pepco Holdings, Inc......       289,986
                  1,000 Pike Electric Corp.*.....        16,330
                  5,732 Pinnacle West Capital
                        Corp.....................       290,555
                 53,188 PNM Resources, Inc.#.....     1,654,147
                  1,600 Portland General Electric
                        Co.......................        43,600
                  6,727 Puget Energy, Inc........       170,597
                 17,644 Reliant Energy, Inc.*....       250,721
                  6,800 SCANA Corp...............       276,216
                 13,160 Sierra Pacific Resources*       221,483
                 12,365 TECO Energy, Inc.........       213,049
                  1,406 UIL Holdings Corp........        59,319
                  1,947 Unisource Energy Corp....        71,124
                  5,146 Westar Energy, Inc.......       133,590
                  6,869 Wisconsin Energy Corp....       326,003
                  2,522 WPS Resources Corp.......       136,264
                                                  -------------
                                                     10,533,875
                                                  -------------
                 UTILITIES-GAS -- 0.7%
                  4,439 AGL Resources, Inc.......       172,721
                  4,701 Atmos Energy Corp........       150,009
                    696 Cascade Natural Gas
                        Corp.....................        18,040
                  4,252 Energen Corp.............       199,589
                    352 EnergySouth, Inc.........        14,115
                  1,250 Laclede Group, Inc.......        43,788
                  1,670 New Jersey Resources
                        Corp.....................        81,129
                  2,555 Nicor, Inc...............       119,574
                  1,605 Northwest Natural Gas
                        Co.......................        68,116

                Shares                                Value
                -----------------------------------------------
                 6,429 Oneok, Inc................ $     277,218
                 2,353 Peoples Energy Corp.......       104,873
                 4,610 Piedmont Natural Gas Co...       123,317
                 1,636 South Jersey Industries,
                       Inc.......................        54,659
                 5,902 Southern Union Co.........       164,961
                39,692 Southwest Gas Corp.#......     1,522,982
                 5,964 UGI Corp..................       162,698
                 4,477 Vectren Corp..............       126,610
                 2,755 WGL Holdings, Inc.........        89,758
                                                  -------------
                                                      3,494,157
                                                  -------------
                UTILITIES-WATER -- 0.1%
                   944 American States Water
                       Co........................        36,457
                 7,697 Aqua America, Inc.........       175,338
                 1,009 California Water Service
                       Group.....................        40,764
                   616 Pico Holdings, Inc.*......        21,418
                   968 SJW Corp..................        37,520
                 1,082 Southwest Water Co........        14,888
                                                  -------------
                                                        326,385
                                                  -------------
                TOTAL COMMON STOCKS
                 (Cost $401,572,530).............   461,986,204
                                                  -------------
                RIGHTS -- 0.0%
                COSMETICS & PERSONAL CARE -- 0.0%
                 6,758 Revlon, Inc. $1.05 Expire
                       01/19/07* (conv. 0.2308:1)           338
                                                  -------------
                REAL ESTATE -- 0.0%
                 2,292 Affordable Residental
                       Communities, $8 Expire
                       01/23/07 (conv. 0.242:1)..         2,025
                                                  -------------
                TOTAL RIGHTS
                 (Cost $0)....................... $       2,363
                                                  -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

              Shares/
              Principal
              Amount                                    Value
              ---------------------------------------------------
              WARRANTS -- 0.0%
              BUSINESS SERVICES & SUPPLIES -- 0.0%
                     108 American Banknote Corp.
                         0.000% , 10/01/07(a)....... $          0
                     108 American Banknote Corp.
                         0.000%, 10/01/07(a)........            0
                                                     ------------
                                                                0
                                                     ------------

              TELECOMMUNICATIONS -- 0.0%
                     340 Pegasus Wireless Corp.
                         1.000% , 02/15/20(a).......            0
                                                     ------------
              TOTAL WARRANTS
               (Cost $0)............................            0
                                                     ------------

              SHORT-TERM INVESTMENTS -- 0.7%
              GOVERNMENT & AGENCY SECURITIES -- 0.0%
              $  150,000 United States Treasury Bill
                         4.620%, 03/08/07(d)(e).....      148,707
                                                     ------------
              MUTUAL FUND -- 0.7%
               3,415,334 Goldman Sachs Prime
                         Obligations Fund
                         5.210%(b)..................    3,415,334
                                                     ------------
              TOTAL SHORT-TERM INVESTMENTS
               (Cost $3,564,006)....................    3,564,041
                                                     ------------
              TOTAL INVESTMENTS - 99.4%
               (Cost $405,136,536)..................  465,552,608
              Assets in excess of
              other liabilities -- 0.6%.............    2,658,026
                                                     ------------
              TOTAL NET ASSETS -- 100.0%............ $468,210,634
                                                     ============

FOOTNOTES TO THE PORTFOLIO OF INVESTMENTS:

        *   --  Non-income producing security.
        #   --  A portion or all of the security was held on loan. As of
                December 31, 2006, the market value of securities
                loaned was $110,087,647 and the collateral received
                consisted of cash in the amount of $112,923,632.
        (a) --  Represents a security which is fair-valued.
        (b) --  Rate quoted represents the seven day yield of the
                Fund.
        (c) --  Affiliated issuer. See table below for more
                information.
        (d) --  Zero coupon bond--Interest rate represents current yield to maturity.
        (e) --  All or a portion of these securities have been pledged to cover collateral requirements for open futures.

SECURITY ABBREVIATION:
REIT-- Real Estate Investment Trust


   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / December 31, 2006 (continued)

FUTURES CONTRACTS:

  Number of                   Underlying      Expiration  Notional   Notional   Unrealized
  Contracts   Face Value      Securities         Date       Cost      Value    Depreciation
------------- ---------- -------------------- ---------- ---------- ---------- ------------
Long Position
-------------
     26         2,600    Russell 2000 Index    Mar-2007  $2,077,850 $2,066,740   $(11,110)
     24         2,400    S&P Midcap 400 Index  Mar-2007   1,977,175  1,947,120    (30,055)
                                                                                 --------
                                                                                 $(41,165)
                                                                                 ========

AFFILIATED ISSUERS:

                                                                                            Unrealized
                                                                                             Gain on
                      Number of  Shares Purchased  Shares Sold    Number of  Income Earned    Shares
     Security        Shares held   For the year    For the year  Shares held  For the year   held at   Realized Gain
    Description      at 12/31/05  ended 12/31/06  ended 12/31/06 at 12/31/06 ended 12/31/06  12/31/06  on shares sold
-------------------- ----------- ---------------- -------------- ----------- -------------- ---------- --------------
Reinsurance Group of
   America, Inc.        1692           400             300          1,792         $591       $33,529       $5,066

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / December 31, 2006


                Shares                                 Value
                ------------------------------------------------
                COMMON STOCKS -- 97.4%
                ADVERTISING -- 0.4%
                 10,100 Interpublic Group of Cos.,
                        Inc.*..................... $     123,624
                 20,375 Omnicom Group.............     2,130,002
                 17,600 R.H. Donnelley Corp.......     1,104,048
                                                   -------------
                                                       3,357,674
                                                   -------------
                AEROSPACE & DEFENSE -- 2.2%
                107,800 Boeing Co.................     9,576,952
                 37,290 General Dynamics Corp.....     2,772,512
                  3,100 Goodrich Corp.............       141,205
                  2,900 L-3 Communications
                        Holdings, Inc.............       237,162
                  8,842 Lockheed Martin Corp......       814,083
                  8,456 Northrop Grumman Corp.....       572,471
                 40,500 Raytheon Co...............     2,138,400
                  4,000 Rockwell Collins, Inc.....       253,160
                 44,600 United Technologies Corp..     2,788,392
                                                   -------------
                                                      19,294,337
                                                   -------------
                AIRLINES -- 0.2%
                 93,250 Southwest Airlines Co.....     1,428,590
                                                   -------------
                APPAREL & TEXTILES -- 1.0%
                  3,200 Cintas Corp...............       127,072
                178,300 Coach, Inc.*..............     7,659,768
                  2,700 Jones Apparel Group, Inc..        90,261
                  2,500 Liz Claiborne, Inc........       108,650
                  4,700 Nike, Inc. Class B........       465,441
                  2,300 VF Corp...................       188,784
                                                   -------------
                                                       8,639,976
                                                   -------------
                AUTOMOTIVE -- 0.6%
                223,253 Ford Motor Co.............     1,676,630
                 14,074 General Motors Corp.......       432,353
                  4,400 Goodyear Tire & Rubber
                        Co.*......................        92,356
                  4,800 Johnson Controls, Inc.....       412,416

                 Shares                               Value
                 ----------------------------------------------
                   6,300 Paccar, Inc............. $     408,870
                  92,300 TRW Automotive Holdings
                         Corp. *.................     2,387,801
                                                  -------------
                                                      5,410,426
                                                  -------------
                 BANKING -- 6.0%
                 376,279 Bank of America Corp....    20,089,536
                  30,100 Bank of Montreal........     1,781,619
                  19,000 Bank of New York Co.,
                         Inc.....................       748,030
                  13,115 BB&T Corp...............       576,142
                  33,900 Comerica, Inc...........     1,989,252
                   4,500 Commerce Bancorp, Inc...       158,715
                   3,300 Compass Bancshares, Inc.       196,845
                  13,791 Fifth Third Bancorp.....       564,466
                   3,300 First Horizon National
                         Corp....................       137,874
                  40,560 Huntington Bancshares,
                         Inc.....................       963,300
                  10,000 Keycorp.................       380,300
                   1,900 M&T Bank Corp...........       232,104
                   6,300 Marshall & Ilsley Corp..       303,093
                  10,400 Mellon Financial Corp...       438,360
                  15,060 National City Corp......       550,594
                   4,700 Northern Trust Corp.....       285,243
                  73,800 PNC Financial Services
                         Group, Inc..............     5,464,152
                  18,269 Regions Financial Corp..       683,260
                   8,700 SunTrust Banks, Inc.....       734,715
                   8,200 Synovus Financial Corp..       252,806
                 113,945 US Bancorp..............     4,123,669
                  80,140 Wachovia Corp...........     4,563,973
                  11,700 Webster Financial Corp..       570,024
                 187,106 Wells Fargo & Co........     6,653,489
                   2,500 Zions Bancorp...........       206,100
                                                  -------------
                                                     52,647,661
                                                  -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / December 31, 2006 (continued)

                Shares                                Value
                --------------------------------------------------
                BIOTECHNOLOGY -- 3.0%
                 94,057 Amgen, Inc.*............. $   6,425,034
                  8,458 Biogen Idec, Inc.*.......       416,049
                128,300 Celgene Corp.*...........     7,381,099
                 89,300 Genentech, Inc.*.........     7,244,909
                  6,300 Genzyme Corp.*...........       387,954
                  5,900 Medimmune, Inc.*.........       190,983
                  1,300 Millipore Corp.*.........        86,580
                104,900 Vertex Pharmaceuticals,
                        Inc.*....................     3,925,358
                                                  -------------
                                                     26,057,966
                                                  -------------
                BUILDING & CONSTRUCTION -- 0.2%
                  4,500 American Standard Cos.,
                        Inc......................       206,325
                  3,100 Centex Corp..............       174,437
                  6,700 D.R. Horton, Inc.........       177,483
                  2,200 Fluor Corp...............       179,630
                  2,000 KB Home..................       102,560
                  3,300 Lennar Corp..............       173,118
                 10,000 Masco Corp...............       298,700
                  5,000 Pulte Homes, Inc.........       165,600
                  2,400 Vulcan Materials Co......       215,688
                                                  -------------
                                                      1,693,541
                                                  -------------
                BUSINESS SERVICES & SUPPLIES -- 0.3%
                 24,100 Pitney Bowes, Inc........     1,113,179
                 88,500 Xerox Corp.*.............     1,500,075
                                                  -------------
                                                      2,613,254
                                                  -------------
                CHEMICALS -- 1.1%
                  5,400 Air Products & Chemicals,
                        Inc......................       379,512
                  1,300 Ashland, Inc.............        89,934
                 93,349 Dow Chemical Co..........     3,728,359
                  1,900 Eastman Chemical Co......       112,689
                  4,500 Ecolab, Inc..............       203,400

              Shares                                    Value
              ---------------------------------------------------
               51,200 EI Du Pont de Nemours &
                      Co........................... $   2,493,952
                3,000 Hercules, Inc.*..............        57,930
               11,700 International Flavors &
                      Fragrances, Inc..............       575,172
                4,200 PPG Industries, Inc..........       269,682
                7,900 Praxair, Inc.................       468,707
                3,600 Rohm & Haas Co...............       184,032
                2,600 Sherwin-Williams Co..........       165,308
                1,600 Sigma-Aldrich Corp...........       124,352
               40,400 Valspar Corp.................     1,116,656
                                                    -------------
                                                        9,969,685
                                                    -------------
              COMMERCIAL SERVICES -- 0.8%
               28,300 Accenture Ltd................     1,045,119
                3,400 Apollo Group, Inc.*..........       132,498
                3,400 Convergys Corp.*.............        80,852
                3,300 Equifax, Inc.................       133,980
                4,000 Fidelity National
                      Information Services, Inc....       160,360
                8,000 H&R Block, Inc...............       184,320
               61,206 McKesson Corp................     3,103,144
                5,900 Moody's Corp.................       407,454
                8,400 Paychex, Inc.................       332,136
                5,200 R.R. Donnelley & Sons Co.....       184,808
                4,100 Robert Half International,
                      Inc..........................       152,192
                2,400 Waters Corp.*................       117,528
               63,478 Western Union Co.............     1,423,177
                                                    -------------
                                                        7,457,568
                                                    -------------
              COMPUTERS & INFORMATION -- 4.2%
                3,000 Affiliated Computer Services,
                      Inc.*........................       146,520
              129,800 Apple Computer, Inc.*........    11,012,232
               87,700 BISYS Group, Inc.*...........     1,132,207
                3,400 Cognizant Technology
                      Solutions Corp.*.............       262,344

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / December 31, 2006 (continued)

                 Shares                                Value
                 --------------------------------------------------
                   4,100  Computer Sciences Corp.* $     218,817
                  56,187  Dell, Inc.*.............     1,409,732
                  12,800  Electronic Data Systems
                          Corp....................       352,640
                 168,848  EMC Corp.*..............     2,228,794
                 187,245  Hewlett-Packard Co......     7,712,621
                  37,173  International Business
                          Machines Corp...........     3,611,357
                   2,500  Lexmark International,
                          Inc.*...................       183,000
                   4,400  NCR Corp.*..............       188,144
                   9,300  Network Appliance, Inc.*       365,304
                 165,700  SanDisk Corp.*..........     7,130,071
                  85,900  Sun Microsystems, Inc.*.       465,578
                   9,418  Unisys Corp.*...........        73,837
                                                   -------------
                                                      36,493,198
                                                   -------------
                 CONTAINERS & PACKAGING -- 0.2%
                   2,600  Ball Corp...............       113,360
                   2,800  Bemis Co................        95,144
                  67,400  Owens-Illinois, Inc.*...     1,243,530
                   3,400  Pactiv Corp.*...........       121,346
                   2,100  Sealed Air Corp.........       136,332
                                                   -------------
                                                       1,709,712
                                                   -------------
                 COSMETICS & PERSONAL CARE -- 2.6%
                  10,800  Avon Products, Inc......       356,832
                  56,400  Colgate-Palmolive Co....     3,679,536
                   3,100  Estee Lauder Cos., Inc.
                          Class A.................       126,542
                  57,100  Kimberly-Clark Corp.....     3,879,945
                 231,040  Procter & Gamble Co.....    14,848,941
                                                   -------------
                                                      22,891,796
                                                   -------------
                 DISTRIBUTION & WHOLESALE -- 0.0%
                   4,200  Genuine Parts Co........       199,206
                   1,900  WW Grainger, Inc........       132,886
                                                   -------------
                                                         332,092
                                                   -------------

                Shares                                 Value
                ---------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES-- 10.4%
                145,500 American Express Co....... $   8,827,485
                  6,080 Ameriprise Financial, Inc.       331,360
                  2,900 Bear Stearns Cos., Inc....       472,062
                104,892 Capital One Financial
                        Corp......................     8,057,803
                 25,500 Charles Schwab Corp.......       493,170
                    855 Chicago Mercantile
                        Exchange Holdings, Inc....       435,836
                  4,900 CIT Group, Inc............       273,273
                383,017 Citigroup, Inc............    21,334,047
                 67,596 Countrywide Financial
                        Corp......................     2,869,450
                 96,700 E*Trade Financial Corp.*..     2,168,014
                 23,824 Fannie Mae................     1,414,907
                  2,200 Federated Investors, Inc.
                        Class B...................        74,316
                  4,200 Franklin Resources, Inc...       462,714
                 65,252 Freddie Mac...............     4,430,611
                 52,073 Goldman Sachs Group,
                        Inc.......................    10,380,753
                  4,800 Janus Capital Group, Inc..       103,632
                 85,620 JPMorgan Chase & Co.......     4,135,446
                  3,300 Legg Mason, Inc...........       313,665
                 13,000 Lehman Brothers Holdings,
                        Inc.......................     1,015,560
                111,090 Merrill Lynch & Co., Inc..    10,342,479
                 58,631 Morgan Stanley............     4,774,322
                 10,300 SLM Corp..................       502,331
                 45,400 State Street Corp.........     3,061,776
                  6,600 T Rowe Price Group, Inc...       288,882
                 79,235 UBS AG....................     4,780,248
                                                   -------------
                                                      91,344,142
                                                   -------------
                ELECTRICAL EQUIPMENT -- 0.1%
                  4,300 American Power Conversion
                        Corp......................       131,537
                 19,724 Emerson Electric Co.......       869,631
                  3,700 Molex, Inc................       117,031
                                                   -------------
                                                       1,118,199
                                                   -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / December 31, 2006 (continued)

                Shares                                Value
                -----------------------------------------------
                ELECTRONICS -- 0.2%
                  9,870 Agilent Technologies,
                        Inc.*.................... $     343,969
                  4,300 Applera Corp. - Applied
                        Biosystems Group.........       157,767
                  1,700 Harman International
                        Industries, Inc..........       169,847
                  4,300 Jabil Circuit, Inc.......       105,565
                  2,900 Parker Hannifin Corp.....       222,952
                  3,000 PerkinElmer, Inc.........        66,690
                 13,900 Sanmina-SCI Corp.*.......        47,955
                 21,900 Solectron Corp.*.........        70,518
                  5,750 Symbol Technologies, Inc.        85,905
                  1,900 Tektronix, Inc...........        55,423
                  9,900 Thermo Electron Corp.*...       448,371
                                                  -------------
                                                      1,774,962
                                                  -------------
                ENTERTAINMENT & LEISURE -- 0.2%
                  2,400 Brunswick Corp...........        76,560
                 11,200 Carnival Corp............       549,360
                  6,400 Harley-Davidson, Inc.....       451,008
                  3,600 Hasbro, Inc..............        98,100
                  8,368 International Game
                        Technology...............       386,602
                  9,100 Mattel, Inc..............       206,206
                  3,200 Sabre Holdings Corp......       102,048
                                                  -------------
                                                      1,869,884
                                                  -------------
                ENVIRONMENTAL SERVICES -- 0.1%
                  6,412 Allied Waste Industries,
                        Inc.*....................        78,804
                 12,998 Waste Management, Inc....       477,936
                                                  -------------
                                                        556,740
                                                  -------------
                FOOD, BEVERAGE & TOBACCO -- 4.8%
                107,991 Altria Group, Inc........     9,267,788
                 18,752 Anheuser-Busch Cos., Inc.       922,598
                 16,045 Archer-Daniels-Midland
                        Co.......................       512,798

                Shares                                 Value
                ---------------------------------------------------
                  2,100 Brown-Forman Corp.
                        Class B................... $     139,104
                  5,700 Campbell Soup Co..........       221,673
                109,317 Coca-Cola Co..............     5,274,545
                  6,500 Coca-Cola Enterprises,
                        Inc.......................       132,730
                 12,690 ConAgra Foods, Inc........       342,630
                134,200 Constelllation Brands,
                        Inc.*.....................     3,894,484
                  3,300 Dean Foods Co.*...........       139,524
                  8,671 General Mills, Inc........       499,450
                  4,500 Hershey Foods Corp........       224,100
                  8,400 HJ Heinz Co...............       378,084
                  6,373 Kellogg Co................       319,032
                 17,985 Kroger Co.................       414,914
                  3,300 McCormick & Co., Inc......       127,248
                  1,000 Molson Coors Brewing Co.
                        Class B...................        76,440
                 13,222 Monsanto Co...............       694,552
                  3,100 Pepsi Bottling Group, Inc.        95,821
                145,799 PepsiCo, Inc..............     9,119,727
                 67,300 Reynolds American, Inc....     4,406,131
                 11,000 Safeway, Inc..............       380,160
                 19,070 Sara Lee Corp.............       324,762
                  4,847 Supervalu, Inc............       173,280
                 76,000 Sysco Corp................     2,793,760
                  6,200 Tyson Foods, Inc..........       101,990
                  4,000 UST, Inc..................       232,800
                  3,400 Whole Foods Market, Inc...       159,562
                  5,512 WM Wrigley Jr. Co.........       285,081
                                                   -------------
                                                      41,654,768
                                                   -------------
                FOREST PRODUCTS & PAPER -- 0.3%
                 46,000 Bowater, Inc..............     1,035,000
                 11,494 International Paper Co....       391,946
                  4,652 MeadWestvaco Corp.........       139,839
                  4,500 Plum Creek Timber Co.,
                        Inc.......................       179,325

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / December 31, 2006 (continued)

               Shares                                  Value
               -------------------------------------------------
                 2,600 Temple-Inland, Inc......... $     119,678
                 6,000 Weyerhaeuser Co............       423,900
                                                   -------------
                                                       2,289,688
                                                   -------------
               HEALTH CARE -- 5.4%
                12,800 Aetna, Inc.................       552,704
                 1,400 Bausch & Lomb, Inc.........        72,884
                16,097 Baxter International, Inc..       746,740
                 6,127 Becton Dickinson & Co......       429,809
                 6,300 Biomet, Inc................       260,001
                28,740 Boston Scientific Corp.*...       493,753
                 3,900 Coventry Health Care,
                       Inc.*......................       195,195
                 2,600 CR Bard, Inc...............       215,722
                 5,900 Health Management
                       Associates, Inc............       124,549
                 4,100 Humana, Inc.*..............       226,771
               181,352 Johnson & Johnson..........    11,972,859
                 3,200 Laboratory Corp. of America
                       Holdings*..................       235,104
                 2,000 Manor Care, Inc............        93,840
                82,690 Medtronic, Inc.............     4,424,742
                 3,200 Patterson Cos., Inc.*......       113,632
                 4,096 Quest Diagnostics..........       217,088
                89,600 St. Jude Medical, Inc.*....     3,275,776
                72,793 Stryker Corp...............     4,011,622
                11,000 Tenet Healthcare Corp.*....        76,670
               199,416 UnitedHealth Group, Inc....    10,714,622
               102,200 WellPoint, Inc.*...........     8,042,118
                 5,851 Zimmer Holdings, Inc.*.....       458,601
                                                   -------------
                                                      46,954,802
                                                   -------------
               HOTELS & RESTAURANTS -- 1.6%
                 3,650 Darden Restaurants, Inc....       146,620
                 4,600 Harrah's Entertainment,
                       Inc........................       380,512
               219,900 Hilton Hotels Corp.........     7,674,510

                 Shares                               Value
                 ----------------------------------------------
                  8,300 Marriott International,
                        Inc...................... $     396,076
                 30,658 McDonald's Corp..........     1,359,069
                 18,400 Starbucks Corp.*.........       651,728
                 28,400 Starwood Hotels & Resorts
                        Worldwide, Inc...........     1,775,000
                  2,800 Wendy's International,
                        Inc......................        92,652
                  4,860 Wyndham Worldwide
                        Corp.*...................       155,617
                 25,447 Yum! Brands, Inc.........     1,496,284
                                                  -------------
                                                     14,128,068
                                                  -------------
                 HOUSEHOLD PRODUCTS -- 0.4%
                  2,200 Avery Dennison Corp......       149,446
                 35,300 Clorox Co................     2,264,495
                  3,600 Fortune Brands, Inc......       307,404
                  4,200 Leggett & Platt, Inc.....       100,380
                  6,700 Newell Rubbermaid, Inc...       193,965
                  1,951 Whirlpool Corp...........       161,972
                                                  -------------
                                                      3,177,662
                                                  -------------
                 INDUSTRIAL MACHINERY -- 0.4%
                  1,700 Black & Decker Corp......       135,949
                 16,146 Caterpillar, Inc.........       990,234
                  1,400 Cummins, Inc.............       165,452
                 21,400 Deere & Co...............     2,034,498
                  4,400 Rockwell Automation, Inc.       268,752
                  1,400 Snap-On, Inc.............        66,696
                  2,000 Stanley Works............       100,580
                  2,500 Terex Corp.*.............       161,450
                                                  -------------
                                                      3,923,611
                                                  -------------
                 INSURANCE -- 4.6%
                  7,973 ACE Ltd..................       482,925
                 12,165 Aflac, Inc...............       559,590
                  5,900 Alleghany Corp.*.........     2,145,240
                 15,300 Allstate Corp............       996,183

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / December 31, 2006 (continued)

               Shares                                  Value
               -------------------------------------------------
                 2,700 AMBAC Financial Group,
                       Inc........................ $     240,489
               251,690 American International
                       Group, Inc.................    18,036,105
                 7,800 AON Corp...................       275,652
                10,338 Chubb Corp.................       546,984
                 2,600 Cigna Corp.................       342,082
                 4,463 Cincinnati Financial Corp..       202,218
                54,400 Conseco, Inc.*.............     1,086,912
                11,300 Genworth Financial, Inc....       386,573
                 7,461 Hartford Financial Services
                       Group, Inc.................       696,186
                 7,085 Lincoln National Corp......       470,444
                11,400 Loews Corp.................       472,758
                13,600 Marsh & McLennan Cos.,
                       Inc........................       416,976
                85,868 MBIA, Inc..................     6,273,516
                18,600 MetLife, Inc.(a)...........     1,097,586
                 2,000 MGIC Investment Corp.......       125,080
                 6,577 Principal Financial Group..       386,070
                18,600 Progressive Corp...........       450,492
                11,872 Prudential Financial, Inc..     1,019,330
                 2,500 Safeco Corp................       156,375
                16,877 St. Paul Travelers Cos.,
                       Inc........................       906,126
                 2,500 Torchmark Corp.............       159,400
                98,855 UnumProvident Corp.........     2,054,207
                 4,600 XL Capital Ltd.............       331,292
                                                   -------------
                                                      40,316,791
                                                   -------------
               INTERNET SERVICES & APPLICATIONS -- 2.9%
                67,500 Amazon.Com, Inc.*..........     2,663,550
               117,612 eBay, Inc.*................     3,536,593
                22,030 Google, Inc.*..............    10,144,374
                 5,500 IAC/InterActiveCorp*.......       204,380
                 3,400 Monster Worldwide, Inc.*...       158,576

                Shares                                Value
                --------------------------------------------------
                 22,868 Symantec Corp.*.......... $     476,798
                  6,100 VeriSign, Inc.*..........       146,705
                307,551 Yahoo!, Inc.*............     7,854,853
                                                  -------------
                                                     25,185,829
                                                  -------------
                MANUFACTURING -- 4.1%
                 18,284 3M Co....................     1,424,872
                  2,200 Cooper Industries Ltd....       198,946
                  5,800 Danaher Corp.............       420,152
                  5,000 Dover Corp...............       245,100
                  7,100 Eastman Kodak Co.........       183,180
                  3,600 Eaton Corp...............       270,504
                690,800 General Electric Co......    25,704,668
                 97,500 Honeywell International,
                        Inc......................     4,410,900
                 10,200 Illinois Tool Works, Inc.       471,138
                  7,600 Ingersoll-Rand Co........       297,388
                  4,600 ITT Industries, Inc......       261,372
                  3,000 Pall Corp................       103,650
                  3,000 Textron, Inc.............       281,310
                 48,767 Tyco International Ltd...     1,482,517
                                                  -------------
                                                     35,755,697
                                                  -------------
                METALS & MINING -- 0.7%
                114,507 Alcoa, Inc...............     3,436,355
                  2,500 Allegheny Technologies,
                        Inc......................       226,700
                  4,500 Consol Energy, Inc.......       144,585
                  5,000 Freeport-McMoRan Copper
                        & Gold, Inc. Class B.....       278,650
                 11,300 Newmont Mining Corp......       510,195
                  7,400 Nucor Corp...............       404,484
                  6,500 Peabody Energy Corp......       262,665
                  5,000 Phelps Dodge Corp........       598,600
                  2,800 United States Steel Corp.       204,792
                                                  -------------
                                                      6,067,026
                                                  -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / December 31, 2006 (continued)

                Shares                                Value
                -----------------------------------------------
                MULTIMEDIA -- 2.8%
                 19,103 CBS Corp. Class B........ $     595,631
                 12,300 Clear Channel
                        Communications, Inc......       437,142
                 51,123 Comcast Corp.*...........     2,164,037
                 49,700 Comcast Corp. Special
                        Class A*.................     2,081,436
                 19,000 DIRECTV Group, Inc.*.....       473,860
                  1,700 Dow Jones & Co., Inc.....        64,600
                  2,100 EW Scripps Co............       104,874
                  5,600 Gannett Co., Inc.........       338,576
                  8,900 McGraw-Hill Cos., Inc....       605,378
                  1,000 Meredith Corp............        56,350
                  3,400 New York Times Co. Class
                        A........................        82,824
                 57,600 News Corp................     1,237,248
                249,082 Time Warner, Inc.........     5,425,006
                  4,720 Tribune Co...............       145,282
                  6,200 Univision Communications,
                        Inc.*....................       219,604
                 55,403 Viacom, Inc. Class A*....     2,273,185
                232,500 Walt Disney Co...........     7,967,775
                                                  -------------
                                                     24,272,808
                                                  -------------
                OIL & GAS -- 9.2%
                 11,474 Anadarko Petroleum
                        Corp.....................       499,349
                  8,180 Apache Corp..............       544,052
                  8,064 Baker Hughes, Inc........       602,058
                  7,200 BJ Services Co...........       211,104
                  9,400 Chesapeake Energy Corp...       273,070
                 53,759 ChevronTexaco Corp.......     3,952,899
                159,700 ConocoPhillips...........    11,490,415
                 11,000 Devon Energy Corp........       737,880
                  7,900 Dynegy, Inc.*............        57,196
                 17,521 El Paso Corp.............       267,721
                  6,000 EOG Resources, Inc.......       374,700

                Shares                                 Value
                ------------------------------------------------
                288,270 ExxonMobil Corp........... $  22,090,130
                 83,900 Halliburton Co............     2,605,095
                  6,100 Hess Corp.................       302,377
                  2,627 Kinder Morgan, Inc........       277,805
                  8,554 Marathon Oil Corp.........       791,245
                125,200 Murphy Oil Corp...........     6,366,420
                  7,800 Nabors Industries Ltd.*...       232,284
                  4,400 National-Oilwell Varco,
                        Inc.*.....................       269,192
                  3,400 Noble Corp................       258,910
                 13,200 Noble Energy, Inc.........       647,724
                175,612 Occidental Petroleum
                        Corp......................     8,575,134
                 56,400 Pride International, Inc.*     1,692,564
                  2,100 Questar Corp..............       174,405
                  2,600 Rowan Cos., Inc...........        86,320
                119,600 Schlumberger Ltd..........     7,553,936
                  4,900 Smith International, Inc..       201,243
                  2,900 Sunoco, Inc...............       180,844
                  7,300 Transocean, Inc.*.........       590,497
                 15,100 Valero Energy Corp........       772,516
                 99,200 Weatherford International
                        Ltd.*.....................     4,145,568
                123,500 Williams Cos., Inc........     3,225,820
                  9,033 XTO Energy, Inc...........       425,003
                                                   -------------
                                                      80,475,476
                                                   -------------
                PHARMACEUTICALS -- 4.7%
                124,165 Abbott Laboratories.......     6,048,077
                  3,848 Allergan, Inc.............       460,759
                  4,832 AmerisourceBergen Corp....       217,247
                  2,700 Barr Pharmaceuticals,
                        Inc.*.....................       135,324
                132,358 Bristol-Myers Squibb Co...     3,483,663
                  9,972 Cardinal Health, Inc......       642,496
                 10,454 Caremark Rx, Inc..........       597,028
                 67,246 Eli Lilly & Co............     3,503,517
                  3,300 Express Scripts, Inc.*....       236,280

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / December 31, 2006 (continued)

               Shares                                   Value
               --------------------------------------------------
                 7,700 Forest Laboratories, Inc.*.. $     389,620
                87,800 Gilead Sciences, Inc.*......     5,700,854
                 3,935 Hospira, Inc.*..............       132,137
                 6,366 King Pharmaceuticals,
                       Inc.*.......................       101,347
                 7,198 Medco Health Solutions,
                       Inc.*.......................       384,661
               122,594 Merck & Co., Inc............     5,345,098
                 4,900 Mylan Laboratories, Inc.....        97,804
               177,974 Pfizer, Inc.................     4,609,527
               219,124 Schering-Plough Corp........     5,180,091
                 2,800 Watson Pharmaceuticals,
                       Inc.*.......................        72,884
                72,264 Wyeth.......................     3,679,683
                                                    -------------
                                                       41,018,097
                                                    -------------
               REAL ESTATE -- 1.4%
                 2,500 Apartment Investment &
                       Management Co. REIT.........       140,050
                 5,200 Archstone-Smith Trust
                       REIT........................       302,692
                 2,800 Boston Properties, Inc.
                       REIT........................       313,264
                 4,500 CB Richard Ellis Group, Inc.
                       REIT*.......................       149,400
                 8,500 Equity Office Properties
                       Trust REIT..................       409,445
                 6,998 Equity Residential REIT.....       355,148
                80,830 General Growth Properties,
                       Inc. REIT...................     4,221,751
                96,000 Kimco Realty Corp. REIT.....     4,315,200
                 6,100 ProLogis REIT...............       370,697
                 3,000 Public Storage, Inc. REIT...       292,500
                 5,587 Realogy Corp.*..............       169,398
                 5,471 Simon Property Group, Inc.
                       REIT........................       554,158
                 2,900 Vornado Realty Trust
                       REIT........................       352,350
                                                    -------------
                                                       11,946,053
                                                    -------------

                Shares                                 Value
                ---------------------------------------------------
                RETAIL -- 4.0%
                  4,057 AutoNation, Inc.*......... $      86,495
                  1,300 Autozone, Inc.*...........       150,228
                  7,200 Bed Bath & Beyond, Inc.*..       274,320
                 10,050 Best Buy Co., Inc.........       494,359
                  2,700 Big Lots, Inc.*...........        61,884
                  3,500 Circuit City Stores, Inc..        66,430
                 11,221 Costco Wholesale Corp.....       593,254
                203,000 CVS Corp..................     6,274,730
                  1,200 Dillard's, Inc............        41,964
                  7,650 Dollar General Corp.......       122,859
                  3,500 Family Dollar Stores, Inc.       102,655
                 12,846 Federated Department
                        Stores, Inc...............       489,818
                 87,868 Gap, Inc..................     1,713,426
                 50,312 Home Depot, Inc...........     2,020,530
                  5,500 JC Penney Co., Inc........       425,480
                  8,000 Kohl's Corp.*.............       547,440
                  8,772 Limited Brands, Inc.......       253,862
                190,100 Lowe's Cos., Inc..........     5,921,615
                  5,700 Nordstrom, Inc............       281,238
                  7,000 Office Depot, Inc.*.......       267,190
                  2,000 OfficeMax, Inc............        99,300
                  3,600 RadioShack Corp...........        60,408
                  2,028 Sears Holdings Corp.*.....       340,562
                138,150 Staples, Inc..............     3,688,605
                  2,300 Talbots, Inc..............        55,430
                 94,325 Target Corp...............     5,381,241
                  3,382 Tiffany & Co..............       132,710
                 48,800 TJX Cos., Inc.............     1,391,776
                 60,865 Wal-Mart Stores, Inc......     2,810,746
                 24,600 Walgreen Co...............     1,128,894
                                                   -------------
                                                      35,279,449
                                                   -------------
                SAVINGS & LOAN -- 0.1%
                  9,135 Sovereign Bancorp, Inc....       231,938

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / December 31, 2006 (continued)

                Shares                                 Value
                ---------------------------------------------------
                 23,259 Washington Mutual, Inc.... $   1,058,052
                                                   -------------
                                                       1,289,990
                                                   -------------
                SEMICONDUCTORS -- 2.4%
                 13,883 Advanced Micro Devices,
                        Inc.*.....................       282,519
                  9,100 Altera Corp.*.............       179,088
                  8,300 Analog Devices, Inc.......       272,821
                 34,061 Applied Materials, Inc....       628,425
                 11,450 Broadcom Corp.*...........       369,950
                395,635 Intel Corp................     8,011,609
                  4,725 JDS Uniphase Corp.*.......        78,719
                 35,000 Kla-Tencor Corp...........     1,741,250
                  7,700 Linear Technology Corp....       233,464
                 10,000 LSI Logic Corp.*..........        90,000
                  8,000 Maxim Integrated Products,
                        Inc.......................       244,960
                 18,200 Micron Technology, Inc.*..       254,072
                  7,100 National Semiconductor
                        Corp......................       161,170
                  2,800 Novellus Systems, Inc.*...        96,376
                  8,900 Nvidia Corp.*.............       329,389
                  5,700 PMC - Sierra, Inc.*.......        38,247
                  4,000 QLogic Corp.*.............        87,680
                  4,718 Teradyne, Inc.*...........        70,581
                273,908 Texas Instruments, Inc....     7,888,550
                  8,400 Xilinx, Inc...............       200,004
                                                   -------------
                                                      21,258,874
                                                   -------------
                SOFTWARE -- 3.0%
                 14,100 Adobe Systems, Inc.*......       579,792
                  5,600 Autodesk, Inc.*...........       226,576
                 13,600 Automatic Data Processing,
                        Inc.......................       669,800
                  5,300 BMC Software, Inc.*.......       170,660
                  9,693 CA, Inc...................       219,546
                  4,600 Citrix Systems, Inc.*.....       124,430
                 10,200 Compuware Corp.*..........        84,966

                 Shares                              Value
                 ------------------------------------------------
                 112,000 Electronic Arts, Inc.*. $   5,640,320
                  63,478 First Data Corp........     1,619,959
                   4,200 Fiserv, Inc.*..........       220,164
                   5,223 IMS Health, Inc........       143,528
                   8,200 Intuit, Inc.*..........       250,182
                 487,620 Microsoft Corp.........    14,560,333
                   7,300 Novell, Inc.*..........        45,260
                  98,455 Oracle Corp.*..........     1,687,519
                                                 -------------
                                                    26,243,035
                                                 -------------
                 TELECOMMUNICATIONS -- 6.2%
                   3,085 ADC Telecommunications,
                         Inc.*..................        44,825
                   9,100 Alltel Corp............       550,368
                 222,324 AT&T, Inc..............     7,948,083
                  11,341 Avaya, Inc.*...........       158,547
                 147,068 BellSouth Corp.........     6,928,374
                   3,000 CenturyTel, Inc........       130,980
                   1,957 Ciena Corp.*...........        54,228
                 400,319 Cisco Systems, Inc.*...    10,940,718
                   7,400 Citizens Communications
                         Co.....................       106,338
                   4,800 Comverse Technology,
                         Inc.*..................       101,328
                 272,400 Corning, Inc.*.........     5,096,604
                   3,630 Embarq Corp............       190,793
                  13,700 Juniper Networks, Inc.*       259,478
                 306,400 Motorola, Inc..........     6,299,584
                 207,153 Qualcomm, Inc..........     7,828,312
                  38,958 Qwest Communications
                         International*.........       326,078
                 212,966 Sprint Nextel Corp.....     4,022,928
                  11,100 Tellabs, Inc.*.........       113,886
                  71,670 Verizon Communications,
                         Inc....................     2,668,991
                  12,325 Windstream Corp.*......       175,262
                                                 -------------
                                                    53,945,705
                                                 -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / December 31, 2006 (continued)

               Shares                                   Value
               --------------------------------------------------
               TRANSPORTATION -- 1.5%
                 9,012 Burlington Northern Santa
                       Fe Corp..................... $     665,176
                10,500 CSX Corp....................       361,515
                48,200 FedEx Corp..................     5,235,484
                52,600 Landstar System, Inc........     2,008,268
                 9,900 Norfolk Southern Corp.......       497,871
                 1,600 Ryder System, Inc...........        81,696
                 6,700 Union Pacific Corp..........       616,534
                53,887 United Parcel Service, Inc.
                       Class B.....................     4,040,447
                                                    -------------
                                                       13,506,991
                                                    -------------
               UTILITIES-ELECTRIC -- 2.8%
                16,400 AES Corp.*..................       361,456
                 4,000 Allegheny Energy, Inc.*.....       183,640
                 5,000 Ameren Corp.................       268,650
                 9,800 American Electric Power Co.,
                       Inc.........................       417,284
                 7,200 Centerpoint Energy, Inc.....       119,376
                 5,800 CMS Energy Corp.*...........        96,860
                 6,000 Consolidated Edison, Inc....       288,420
                 4,300 Constellation Energy Group,
                       Inc.........................       296,141
                18,600 Dominion Resources, Inc.....     1,559,424
                 4,363 DTE Energy Co...............       211,213
                31,154 Duke Energy Corp............     1,034,624
                 8,000 Edison International........       363,840
                 5,100 Entergy Corp................       470,832
               121,874 Exelon Corp.................     7,542,782
                 7,793 FirstEnergy Corp............       469,918
                57,900 FPL Group, Inc..............     3,150,918
                 6,884 NiSource, Inc...............       165,904
                40,700 Northeast Utilities.........     1,146,112
                42,400 PG&E Corp...................     2,006,792
                 2,400 Pinnacle West Capital
                       Corp........................       121,656

                Shares                                Value
                --------------------------------------------------
                  9,310 PPL Corp................. $     333,670
                  6,119 Progress Energy, Inc.....       300,321
                  6,100 Public Service Enterprise
                        Group, Inc...............       404,918
                 18,400 Southern Co..............       678,224
                  4,800 TECO Energy, Inc.........        82,704
                 40,832 TXU Corp.................     2,213,503
                 10,260 Xcel Energy, Inc.........       236,596
                                                  -------------
                                                     24,525,778
                                                  -------------
                UTILITIES-GAS -- 0.3%
                  4,200 KeySpan Corp.............       172,956
                  1,000 Nicor, Inc...............        46,800
                    900 Peoples Energy Corp......        40,113
                  6,300 Sempra Energy............       353,052
                 59,000 UGI Corp.................     1,609,520
                                                  -------------
                                                      2,222,441
                                                  -------------
                TOTAL COMMON STOCKS
                 (Cost $701,883,385).............   852,100,042
                                                  -------------

                DEPOSITARY RECEIPTS -- 1.2%
                AEROSPACE & DEFENSE -- 0.2%
                 32,200 Rolls-Royce Group PLC
                        ADR......................     1,425,655
                                                  -------------
                INSURANCE -- 0.3%
                 62,800 ING Groep N.V. ADR.......     2,773,876
                                                  -------------
                PHARMACEUTICALS -- 0.1%
                 30,800 Sanofi-Aventis ADR.......     1,422,036
                                                  -------------
                TELECOMMUNICATIONS -- 0.6%
                282,900 Deutsche Telekom AG
                        ADR......................     5,148,780
                                                  -------------
                TOTAL DEPOSITARY RECEIPTS
                 (Cost $10,506,719)..............    10,770,347
                                                  -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / December 31, 2006 (continued)

              Shares/Principal
              Amount                                            Value
              --------------------------------------------------------------
              SHORT-TERM INVESTMENTS -- 0.4%
              GOVERNMENT & AGENCY SECURITIES -- 0.0%
              $  323,000     United States Treasury Bill
                             4.758% , 03/08/07(c)(d)....... $     320,215
                                                            -------------
              MUTUAL FUND -- 0.4%
               3,162,500     Goldman Sachs Prime
                             Obligations Fund
                             5.210%(b).....................     3,162,500
                                                            -------------
              TOTAL SHORT-TERM INVESTMENTS
               (Cost $3,482,640)...........................     3,482,715
                                                            -------------
              TOTAL INVESTMENTS -- 99.0%
               (Cost $715,872,744).........................   866,353,104
              Assets in excess of other liabilities -- 1.0%     8,950,766
                                                            -------------
              TOTAL NET ASSETS -- 100.0%................... $ 875,303,870
                                                            =============

FOOTNOTES TO THE PORTFOLIO OF INVESTMENTS:

         *   --  Non-income producing security
         (a) -- Affiliated issuer. See table below for more information.
         (b) -- Rate quoted represents the seven day yield of the Fund.
         (c) -- Zero coupon bond--Interest rate represents current yield to maturity.
         (d) -- All or a portion of these securities have been pledged to cover collateral requirements for open futures.

SECURITY ABBREVIATIONS:
ADR-- American Depositary Receipt
REIT-- Real Estate Investment Trust

FUTURES CONTRACTS:

                                                                          Unrealized
  Number of               Underlying   Expiration  Notional   Notional   Appreciation
  Contracts   Face Value  Securities      Date       Cost      Value    (Depreciation)
------------- ---------- ------------- ---------- ---------- ---------- --------------
Long Position
-------------
     20         5,000    S&P 500 Index  Mar-2007  $7,125,823 $7,142,000    $16,177
     40         2,000    S&P 500 Index  Mar-2007   2,864,091  2,856,800     (7,291)
                                                                           -------
                                                                           $ 8,886
                                                                           =======

AFFILIATED ISSUER:

                                                                                     Unrealized
                                                                                      Gain on
               Number of  Shares Purchased  Shares Sold    Number of  Income earned    Shares
  Security    Shares held   For the year    For the year  Shares held  For the year   held at   Realized Gain
 Description  at 12/31/05  ended 12/31/06  ended 12/31/06 at 12/31/06 ended 12/31/06  12/31/06  on shares sold
------------- ----------- ---------------- -------------- ----------- -------------- ---------- --------------
MetLife, Inc.   19,100         1,400           1,900        18,600       $10,974      $442,043     $25,414

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006

          Principal
          Amount                                            Value
          -----------------------------------------------------------
          CORPORATE BONDS & NOTES -- 39.3%
          AEROSPACE & DEFENSE -- 0.1%
          $    200,000    Boeing Co.
                          6.125%, 02/15/33............. $     215,745
                          General Dynamics Corp.
                50,000    3.000%, 05/15/08.............        48,413
                50,000    4.250%, 05/15/13.............        47,251
                25,000    4.500%, 08/15/10.............        24,469
                25,000    5.375%, 08/15/15.............        25,110
                25,000    Goodrich Corp.
                          7.625%, 12/15/12.............        27,608
                50,000    Lockheed Martin Corp.
                          7.200%, 05/01/36.............        58,977
               150,000    Northrop Grumman
                          Corp.
                          7.750%, 02/15/31.............       185,925
                          Raytheon Co.
               100,000    4.850%, 01/15/11.............        98,378
                50,000    6.400%, 12/15/18.............        53,500
                          United Technologies
                          Corp.
               150,000    4.375%, 05/01/10.............       146,527
               120,000    5.400%, 05/01/35.............       115,940
                50,000    7.500%, 09/15/29.............        61,081
                                                        -------------
                                                            1,108,924
                                                        -------------
          AIRLINES -- 0.2%
               294,028    American Airlines, Inc.
                          3.857%, 07/09/10.............       285,354
                          Continental Airlines, Inc.
               319,890    6.545%, 02/02/19.............       331,118
             1,224,724    6.648%, 09/15/17.............     1,270,652
                50,000    Southwest Airlines Co.
                          5.125%, 03/01/17.............        46,362
                                                        -------------
                                                            1,933,486
                                                        -------------

            Principal
            Amount                                        Value
            -------------------------------------------------------
            APPAREL & TEXTILES -- 0.0%
                           Jones Apparel Group,
                           Inc.
            $    25,000    4.250%, 11/15/09.......... $      24,111
                 25,000    5.125%, 11/15/14..........        23,112
                 25,000    6.125%, 11/15/34..........        21,865
                100,000    Mohawk Industries, Inc.
                           5.750%, 01/15/11..........       100,069
                                                      -------------
                                                            169,157
                                                      -------------
            ASSET BACKED & MORTGAGE BACKED
            OBLIGATIONS -- 12.8%
              2,150,000    AESOP Funding II LLC
                           3.720%, 07/20/09(a).......     2,105,867
                 22,637    AFC Home Equity Loan
                           Trust
                           5.650%, 06/25/30(b).......        22,694
                           AmeriCredit Automobile
                           Receivables Trust
              2,610,058    2.870%, 02/07/11..........     2,575,415
                200,000    3.430%, 07/06/11..........       194,845
                 24,268    Amortizing Residential
                           Collateral Trust
                           5.630%, 01/01/32(b).......        24,243
              2,700,000    ARG Funding Corp.
                           2005-1A A3
                           4.290%, 04/20/11(a).......     2,631,156
                           Banc of America
                           Commercial Mortgage,
                           Inc.
                225,000    4.933%, 07/10/45..........       218,846
              2,340,000    5.889%, 07/10/44..........     2,432,479
                300,000    Banc of America
                           Commercial Mortgage,
                           Inc. 2002-2 A2
                           4.772%, 07/11/43..........       296,446
                500,000    Banc of America
                           Commercial Mortgage,
                           Inc. 2003-2 A4
                           5.061%, 03/11/41..........       494,206

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

           Principal
           Amount                                           Value
           ----------------------------------------------------------
           $  2,100,000    Banc of America
                           Commercial Mortgage,
                           Inc. 2005-3 A4
                           4.668%, 07/10/43............ $   2,008,315
                210,000    Banc of America
                           Commercial Mortgage,
                           Inc. 2005-5 A4
                           5.115%, 10/10/45............       206,830
              1,205,000    Banc of America
                           Commercial Mortgage,
                           Inc. 2005-6 A4
                           5.180%, 09/10/47(b).........     1,197,365
              1,924,238    Banc of America
                           Mortgage Securities, Inc.
                           2006 A1
                           5.431%, 02/25/36(b).........     1,921,835
                866,771    Bay View Auto Trust
                           3.440%, 04/25/12............       846,327
              1,100,000    Bear Stearns Adjustable
                           Rate Mortgage Trust
                           3.517%, 06/25/34(b).........     1,072,432
                468,335    Bear Stearns Asset
                           Backed Securities, Inc.
                           5.800%, 10/27/32(b).........       470,468
              2,500,000    Bear Stearns
                           Commercial Mortgage
                           Securities
                           5.537%, 10/12/41............     2,535,033
              1,478,500    Bear Stearns
                           Commercial Mortgage
                           Securities 1999-WF2 A2
                           7.080%, 07/15/31(b).........     1,526,248
                500,000    Bear Stearns
                           Commercial Mortgage
                           Securities 2002-TOP6 A2
                           6.460%, 10/15/36............       525,470
                500,000    Bear Stearns
                           Commercial Mortgage
                           Securities 2004-T14 A3
                           4.800%, 01/12/41............       491,302

            Principal
            Amount                                         Value
            --------------------------------------------------------
            $    500,000    Bear Stearns
                            Commercial Mortgage
                            Securities 2005-PW10 A4
                            5.405%, 12/11/40.......... $     502,382
               2,150,000    Bear Stearns
                            Commercial Mortgage
                            Securities 2005-PWR
                            A4A
                            4.871%, 09/11/42(b).......     2,083,760
                 500,000    Bear Stearns
                            Commercial Mortgage
                            Securities 2005-PWR7
                            AAB
                            4.980%, 02/11/41..........       492,794
               1,466,857    Bear Stearns
                            Commercial Mortgage
                            Securities 2005-T20 A2
                            5.127%, 10/12/42(b).......     1,460,867
               1,000,000    Bear Stearns
                            Commercial Mortgage
                            Securities 2005-T20 A4A
                            5.155%, 10/12/42(b).......       993,291
                 915,000    Bear Stearns Commercial
                            Mortgage Securities
                            2006-PW13 AM
                            5.582%, 09/11/41..........       928,674
                 225,000    Capital One Multi Asset
                            Execution Trust
                            5.150%, 06/16/14..........       226,138
                 425,523    Centex Home Equity
                            3.235%, 02/25/32..........       418,621
                 150,000    Chase Manhattan Auto
                            Owner Trust
                            5.110%, 04/15/14..........       150,268
                 659,311    CIGNA CBO 1996-1 Ltd.
                            6.460%, 11/15/08(a).......       658,869
                            Citibank Credit Card
                            Issuance Trust
                 100,000    2.900%, 05/17/10..........        96,944
                 500,000    4.900%, 12/12/16..........       491,056
                 180,000    4.950%, 02/09/09..........       179,972

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

            Principal
            Amount                                         Value
            --------------------------------------------------------
            $    150,000    Comed Transitional
                            Funding Trust
                            5.740%, 12/25/10.......... $     150,910
                 686,489    Commercial Mortgage
                            Acceptance Corp.
                            6.735%, 12/15/30..........       689,899
                 611,034    Commercial Mortgage
                            Lease Backed
                            Certificates
                            6.746%, 06/20/31(a).......       645,599
                            Countrywide Alternative
                            Loan Trust
               3,064,370    5.545%, 12/25/46(b)(d)....     3,061,330
               1,888,201    5.610%, 07/25/35(b)(d)....     1,892,894
               1,511,843    5.700%, 09/25/35(b)(d)....     1,517,144
                  45,331    Countrywide Asset-
                            Backed Certificates
                            2002-BC1 A
                            6.010%, 04/25/32(b).......        45,344
                 100,000    Countrywide Asset-
                            Backed Certificates
                            2005-11 AF3
                            4.778%, 02/25/36..........        98,500
                 100,000    Countrywide Asset-
                            Backed Certificates
                            2005-7 AF4
                            4.867%, 11/25/35..........        97,767
               1,028,248    Countrywide Home Loan
                            Mortgage Pass Through
                            Trust
                            6.250%, 09/25/36..........     1,034,154
               1,381,087    Countrywide Home
                            Loans, Inc. 2005-3 1A2
                            5.640%, 04/25/35(b).......     1,385,477
               1,752,692    Countrywide Home
                            Loans, Inc. 2006-HYB1
                            1A1
                            5.385%, 03/20/36(b).......     1,746,468

            Principal
            Amount                                        Value
            -------------------------------------------------------
                            Credit Suisse Mortgage
                            Capital Certificates
            $  2,275,000    5.512%, 02/15/39......... $   2,293,276
               3,000,000    5.556%, 02/15/39(b)......     3,048,203
                 500,000    5.828%, 06/15/38.........       519,876
                 705,906    Crimmi Mae Commercial
                            Mortgage Trust
                            7.000%, 06/02/33(a)......       710,995
                 555,653    Crusade Global Trust
                            5.574%, 01/17/34(b)......       556,528
                            CS First Boston
                            Mortgage Securities
                            Corp.
                 500,000    4.609%, 02/15/38.........       490,993
                 150,000    5.100%, 08/15/38.........       149,173
                 550,000    5.230%, 12/15/40.........       544,694
               3,000,000    7.545%, 04/15/62.........     3,170,354
               1,615,000    DaimlerChrysler Auto
                            Trust 2006 B A4
                            5.380%, 03/08/11.........     1,625,874
               2,375,000    E-Trade RV and Marine
                            Trust
                            3.620%, 10/08/18.........     2,289,771
                  74,765    EMC Mortgage Loan
                            Trust
                            5.820%, 05/25/39(a)(b)...        75,124
                 101,518    EQCC Trust
                            5.650%, 11/25/31(b)......       101,525
               1,141,607    First Union-Lehman
                            Brothers-Bank of
                            America
                            6.560%, 11/18/35.........     1,153,446
                 750,000    Ford Credit Auto Owner
                            Trust 2005-B A4
                            4.380%, 01/15/10.........       741,370
                 230,551    Franklin Auto Trust
                            3.570%, 03/16/09.........       230,012

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

           Principal
           Amount                                           Value
           -------------------------------------------------------------
                           GE Capital Commercial
                           Mortgage Corp.
           $    434,236    5.082%, 11/10/45............ $     432,480
              2,200,000    5.333%, 11/10/45............     2,209,724
                393,423    5.994%, 12/10/35............       398,939
                350,000    6.531%, 05/15/33............       366,152
                           GMAC Commercial
                           Mortgage Securities, Inc.
              1,000,000    4.865%, 09/25/34............       982,821
                 66,037    5.389%, 10/15/38............        66,087
              1,285,208    6.700%, 05/15/30 -
                           04/15/34....................     1,314,780
                100,866    Green Tree Financial
                           Corp.
                           8.100%, 07/15/26............        27,375
                           Greenwich Capital
                           Commercial Funding
                           Corp.
                200,000    4.948%, 01/11/35............       197,125
                250,000    5.426%, 06/10/36............       249,620
                625,000    Hertz Vehicle Financing
                           LLC
                           2.380%, 05/25/08(a).........       622,272
                240,129    Honda Auto Receivables
                           2003-4 A4
                           2.790%, 03/16/09............       237,888
                168,826    Indy Mac Home Equity
                           Loan Asset-Backed
                           Trust
                           5.610%, 03/25/31(b).........       170,435
                           Indy Mac Index
                           Mortgage Loan Trust
                559,578    5.099%, 09/25/35............       543,143
              1,250,000    5.665%, 12/25/35............     1,225,559
              2,500,000    JP Morgan Chase & Co.
                           4.625%, 03/15/46............     2,456,555
                           JP Morgan Chase
                           Commercial Mortgage
                           Securities Corp.
                150,000    4.895%, 09/12/37............       145,560
              1,100,000    4.918%, 10/15/42............     1,067,892
                500,000    5.294%, 01/12/43(b).........       500,453

           Principal
           Amount                                           Value
           ----------------------------------------------------------
           $    250,000    5.373%, 06/12/41(b)......... $     252,077
              2,000,000    5.481%, 12/12/44............     2,018,972
                500,000    5.875%, 04/15/45(b).........       522,361
                           LB-UBS Commercial
                           Mortgage Trust
                256,704    0.948%, 06/15/36(a)(b)......         9,222
                250,000    5.020%, 08/15/29............       245,288
              1,580,000    5.347%, 11/15/38............     1,579,960
                500,000    5.372%, 09/15/39............       500,839
              1,650,000    Merrill Auto Trust
                           Securitization 2005 1 A3
                           4.100%, 08/25/09............     1,637,231
              1,970,030    Merrill Lynch Mortgage
                           Investors, Inc. 2006-2 2a
                           5.506%, 05/25/36(b).........     1,975,002
                400,000    Merrill Lynch Mortgage
                           Trust 2003-KEY1 A4
                           5.236%, 11/12/35............       398,253
              2,100,000    Merrill Lynch Mortgage
                           Trust 2005-CIP1 A4
                           5.047%, 07/12/38............     2,059,499
                500,000    Merrill Lynch Mortgage
                           Trust 2005-CKI1 A6
                           5.244%, 11/12/37(b).........       499,192
                267,777    Mesa Trust Asset
                           Backed Certificates
                           5.750%, 12/25/31(a)(b)......       268,937
                600,000    Morgan Stanley Capital I
                           5.328%, 11/12/41............       599,056
              1,555,648    Morgan Stanley Capital I,
                           Inc. 2004-IQ7 A1
                           4.030%, 06/15/38............     1,523,908
                           Morgan Stanley Capital I,
                           Inc. 2005-HQ6 A4A
                930,000    4.946%, 08/13/42............       908,599
                250,000    4.989%, 08/13/42............       244,247
              1,500,000    Morgan Stanley Capital I,
                           Inc. 2005-IQ9 A5
                           4.700%, 07/15/56............     1,440,044

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

           Principal
           Amount                                           Value
           ----------------------------------------------------------
           $    150,000    Morgan Stanley Capital I,
                           Inc. 2005-T19 AAB
                           4.852%, 06/12/47............ $     146,867
                173,749    Morgan Stanley Dean
                           Witter Capital Corp.
                           Heloc Trust 2005-1 A
                           5.540%, 07/25/17(b)(d)......       173,887
                           Morgan Stanley Dean
                           Witter Capital I
                150,000    4.050%, 01/13/41............       145,596
              3,000,000    7.200%, 10/15/33............     3,149,011
                537,782    Nationslink Funding
                           Corp.
                           6.867%, 01/22/26............       557,230
              1,855,000    Navistar Financial Corp.
                           Owner Trust
                           3.530%, 10/15/12............     1,801,419
                           Nomura Asset Securities
                           Corp.
              2,201,122    6.590%, 03/15/30............     2,227,597
                525,000    6.690%, 03/15/30............       556,397
              4,744,065    Oakwood Mortgage
                           Investors, Inc.
                           6.000%, 05/15/08 -
                           08/15/10....................       437,745
              1,155,592    Onyx Acceptance
                           Grantor Trust
                           2.940%, 12/15/10............     1,140,376
                350,000    PNC Mortgage
                           Acceptance Corp.
                           6.360%, 03/12/34............       363,808
                           Prime Mortgage Trust
                979,331    5.500%, 05/25/35(a).........       971,919
              3,430,083    6.000%, 05/25/35(a).........     3,420,410
              2,695,382    7.428%, 10/25/32(b).........     2,762,285
                515,244    Provident Bank Home
                           Equity Loan Trust
                           5.620%, 08/25/31(b).........       515,508

           Principal
           Amount                                          Value
           ---------------------------------------------------------
           $    550,000    Providian Gateway
                           Master Trust
                           3.650%, 11/15/11(a)........ $     542,008
                500,000    Renaissance Home
                           Equity Loan Trust
                           6.066%, 02/25/36...........       506,775
                           Residential Asset
                           Mortgage Products, Inc.
                133,112    4.546%, 10/25/32(a)(b).....       133,819
                146,338    6.553%, 03/25/33(a)(b).....       146,461
                113,385    Residential Asset
                           Securities Corp.
                           5.950%, 04/25/33(b)(d).....       113,413
                500,000    Residential Asset
                           Securitization Trust
                           5.500%, 12/25/35...........       485,100
                 15,651    Sail Net Interest Margin
                           Notes
                           7.750%, 04/27/33(a)........         9,488
              2,700,000    Susquehanna Auto
                           Lease Trust 2005-1 A3
                           4.430%, 06/16/08(a)........     2,681,389
                220,815    UCFC Home Equity
                           Loan 6.905%, 04/15/30......       220,360
                696,867    Wachovia Asset
                           Securitization, Inc.
                           5.720%, 09/27/32(b)........       698,255
                           Wachovia Bank
                           Commercial Mortgage
                           Trust
                150,000    4.748%, 02/15/41...........       144,857
                250,000    5.242%, 12/15/44...........       249,973
                225,000    5.417%, 01/15/45...........       226,137
                500,000    5.572%, 10/15/48...........       507,302
                600,000    5.765%, 07/15/45...........       617,557
                991,620    Washington Mutual, Inc.
                           2005-AR6 2A1A
                           5.580%, 04/25/45(b)........       994,250

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

            Principal
            Amount                                         Value
            --------------------------------------------------------
            $  1,737,829    Washington Mutual, Inc.
                            2006-AR10 1A1
                            5.974%, 09/25/36.......... $   1,752,787
               1,889,962    Wells Fargo Mortgage
                            Backed Securities Trust
                            2006-AR5 2A1
                            5.540%, 04/25/36(b).......     1,884,777
                  58,469    WFS Financial Owner
                            Trust
                            2.740%, 09/20/10..........        58,399
                                                       -------------
                                                         122,788,867
                                                       -------------
            AUTOMOTIVE -- 0.5%
                            DaimlerChrysler NA
                            Holding Corp.
                 150,000    4.050%, 06/04/08..........       146,796
                 200,000    4.875%, 06/15/10..........       194,961
                 790,000    5.875%, 03/15/11..........       792,974
                  40,000    6.500%, 11/15/13..........        41,068
                 190,000    7.200%, 09/01/09..........       197,098
                  90,000    7.300%, 01/15/12..........        95,537
                 350,000    7.750%, 01/18/11..........       374,639
                 780,000    8.500%, 01/18/31..........       928,538
               1,280,000    Ford Motor Co.
                            7.450%, 07/16/31#.........     1,004,800
               1,080,000    General Motors Corp.
                            8.375%, 07/15/33#.........       999,000
                 100,000    Johnson Controls, Inc.
                            5.500%, 01/15/16..........        98,049
                                                       -------------
                                                           4,873,460
                                                       -------------
            BANKING -- 2.6%
                 100,000    Abbey National Capital
                            Trust I
                            8.963%, 12/29/49..........       133,405
                  50,000    ABN Amro Bank NV
                            4.650%, 06/04/18..........        46,178
                            African Development
                            Bank
                 100,000    3.250%, 08/01/08..........        97,524
                  25,000    3.750%, 01/15/10..........        24,132
                  50,000    4.875%, 11/06/09..........        49,769

             Principal
             Amount                                       Value
             ------------------------------------------------------
             $     30,000    American Express
                             Centurion Bank
                             4.375%, 07/30/09........ $      29,461
                             Asian Development
                             Bank
                  100,000    4.125%, 09/15/10........        97,095
                  350,000    4.250%, 10/20/14........       331,498
                   25,000    Banco Bradesco SA
                             8.750%, 10/24/13........        28,500
                             Bank of America Corp.
                   50,000    3.375%, 02/17/09........        48,236
                   50,000    3.875%, 01/15/08........        49,246
                  500,000    4.750%, 08/15/13........       483,275
                  100,000    5.125%, 11/15/14........        98,403
                   25,000    5.375%, 06/15/14........        24,991
                1,400,256    5.420%, 03/15/17(a).....     1,385,481
                  100,000    5.625%, 10/14/16........       101,811
                  200,000    6.800%, 03/15/28........       221,849
                   50,000    Bank of America Corp.
                             Capital Trust VI
                             5.625%, 03/08/35........        47,331
                   70,000    Bank of Tokyo-
                             Mitsubishi Ltd.
                             8.400%, 04/15/10........        76,170
                  300,000    Bank One Corp.
                             7.875%, 08/01/10........       325,413
                   25,000    Banque Centrale de
                             Tunisie
                             7.375%, 04/25/12........        27,075
                             BB&T Corp.
                   50,000    4.750%, 10/01/12........        48,436
                  100,000    5.250%, 11/01/19........        96,564
                             China Development
                             Bank
                   25,000    4.750%, 10/08/14........        23,997
                  100,000    5.000%, 10/15/15........        97,306
                  350,000    Citigroup, Inc.
                             6.500%, 01/18/11........       366,204
                   50,000    Corporacion Andina de
                             Fomento
                             6.875%, 03/15/12........        53,171

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

           Principal
           Amount                                           Value
           ----------------------------------------------------------
           $     50,000    Deutsche Bank
                           Financial, Inc.
                           7.500%, 04/25/09............ $      52,290
                100,000    Development Bank of
                           Japan
                           4.250%, 06/09/15............        93,854
                           European Investment
                           Bank
                300,000    3.500%, 03/14/08............       294,164
                100,000    4.000%, 03/03/10............        97,351
                200,000    4.625%, 10/20/15............       194,592
                150,000    4.875%, 02/15/36............       141,541
                           Export-Import Bank of
                           Korea
                 50,000    4.625%, 03/16/10............        49,010
                 50,000    5.125%, 03/16/15............        48,907
                           Fifth Third Bancorp
                100,000    4.200%, 02/23/10............        97,068
                 25,000    4.500%, 06/01/18............        22,570
                200,000    First Union Institutional
                           Capital I
                           8.040%, 12/01/26............       208,553
                           Glitnir Banki HF
                460,000    6.330%, 07/28/11(a).........       472,333
                650,000    6.693%, 06/15/16(a)(b)......       671,042
                250,000    HSBC Bank PLC
                           6.950%, 03/15/11............       264,729
                           HSBC Bank USA NA
                275,000    3.875%, 09/15/09............       266,636
                200,000    5.875%, 11/01/34............       200,117
                200,000    HSBC Capital Funding
                           LP
                           4.610%, 12/29/49(a)(b)......       186,264
                 50,000    HSBC Holdings PLC
                           5.250%, 12/12/12............        49,816
                 25,000    Huntington National
                           Bank
                           4.375%, 01/15/10............        24,248

            Principal
            Amount                                        Value
            ----------------------------------------------------------
                            Inter-American
                            Development Bank
            $    150,000    4.250%, 09/14/15......... $     142,641
                  50,000    4.375%, 09/20/12.........        48,872
                 100,000    4.500%, 09/15/14.........        97,471
                 600,000    7.375%, 01/15/10.........       640,584
                  50,000    International Bank for
                            Reconstruction &
                            Development
                            4.750%, 02/15/35.........        46,762
                 100,000    Japan Bank for
                            International
                            Cooperation
                            4.750%, 05/25/11.........        98,715
                  50,000    KeyBank National
                            Association
                            5.800%, 07/01/14.........        50,729
                 200,000    Keycorp Capital VII
                            5.700%, 06/15/35.........       186,829
                            KFW - Bankengruppe
                 300,000    3.500%, 03/14/08.........       293,314
                  50,000    3.750%, 01/24/08.........        49,144
                  50,000    3.875%, 06/30/09.........        48,642
                            Korea Development
                            Bank
                 100,000    4.750%, 07/20/09.........        98,720
                  75,000    5.500%, 11/13/12.........        75,689
                  50,000    5.750%, 09/10/13.........        51,180
                 200,000    Kreditanstalt fuer
                            Wiederaufbau
                            2.673%, 04/18/36(c)......        43,656
                 300,000    Landesbank Baden-
                            Wuerttemberg/New York
                            6.350%, 04/01/12.........       313,992
               1,040,000    Landsbanki Islands HF
                            6.100%, 08/25/11(a)......     1,057,337
                            Landwirtschaftliche
                            Rentenbank
                 150,000    3.625%, 10/20/09.........       144,487
                 250,000    4.125%, 07/15/08.........       246,080

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

            Principal
            Amount                                         Value
            --------------------------------------------------------
            $    100,000    4.875%, 11/16/15.......... $      98,001
                 100,000    5.000%, 11/08/16..........        99,166
               1,250,000    Lloyds TSB Group PLC
                            ADR
                            6.267%, 12/31/49(a)(b)....     1,249,951
                            Marshall & Ilsley Bank
                  50,000    4.375%, 08/01/09..........        48,902
                 150,000    5.000%, 01/17/17..........       143,876
                  25,000    5.250%, 09/04/12..........        25,072
                 100,000    Marshall & Ilsley Corp.
                            5.350%, 04/01/11..........       100,066
                 200,000    Mellon Bank NA
                            4.750%, 12/15/14..........       191,424
               1,540,000    Mizuho Financial Group
                            Cayman Ltd.
                            5.790%, 04/15/14(a).......     1,549,031
                  50,000    National City Bank
                            4.250%, 07/01/18..........        44,510
                            Nordic Investment Bank
                 100,000    3.875%, 06/15/10..........        96,773
                 200,000    4.875%, 03/15/11..........       198,661
                  50,000    Oesterreichische
                            Kontrollbank AG
                            4.500%, 03/09/15..........        48,244
                 830,000    Oversea-Chinese
                            Banking Corp.
                            7.750%, 09/06/11(a).......       914,350
                  25,000    PNC Bank NA
                            5.250%, 01/15/17..........        24,467
                  25,000    Popular North America
                            Capital Trust I
                            6.564%, 09/15/34..........        24,930
                            Popular North America,
                            Inc.
                 100,000    3.875%, 10/01/08..........        97,413
                  25,000    4.700%, 06/30/09..........        24,473
                            Rabobank Capital
                            Funding Trust
                 280,000    5.254%, 12/29/49(a)(b)....       269,963
                  40,000    5.260%, 12/31/49(a)(b)#...        39,118

            Principal
            Amount                                         Value
            --------------------------------------------------------
                            RBS Capital Trust I
            $     25,000    5.512%, 09/29/49.......... $      24,710
                 100,000    6.425%, 12/29/49..........       103,129
                  30,000    Regions Financial Corp.
                            6.375%, 05/15/12..........        31,358
                  30,000    Royal Bank of Canada
                            3.875%, 05/04/09..........        29,153
                            Royal Bank of Scotland
                            Group PLC
                  10,000    4.700%, 07/03/18..........         9,276
                 100,000    5.000%, 11/12/13 -
                            10/01/14..................        97,180
                 750,000    RSHB Capital SA for
                            Russian Agricultural
                            Bank
                            7.175%, 05/16/13..........       788,467
                 100,000    Santander Central
                            Hispano Issuances
                            7.625%, 09/14/10..........       108,037
                 600,000    Shinsei Finance Cayman
                            Ltd.
                            6.418%, 01/29/49(a)(b)....       599,308
                  25,000    SouthTrust Corp.
                            5.800%, 06/15/14..........        25,379
                  50,000    Sumitomo Mitsui
                            Banking Corp.
                            8.000%, 06/15/12..........        55,790
                            SunTrust Banks, Inc.
                  25,000    4.000%, 10/15/08..........        24,431
                  50,000    5.450%, 12/01/17..........        49,629
                 820,000    SunTrust Capital VIII
                            6.100%, 12/01/66(b).......       797,637
                 400,000    Swiss Bank Corp. NY
                            7.500%, 07/15/25..........       475,296
                 125,000    UFJ Bank Ltd.
                            7.400%, 06/15/11..........       135,045
                  25,000    Union Planters Corp.
                            4.375%, 12/01/10..........        24,304
                  25,000    UnionBancal Corp.
                            5.250%, 12/16/13..........        24,537

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

            Principal
            Amount                                        Value
            -------------------------------------------------------
                            US Bancorp
            $    710,000    3.125%, 03/15/08......... $     691,770
                  50,000    5.300%, 04/28/09.........        50,123
                            US Bank National
                            Association
                  10,000    3.750%, 02/06/09.........         9,717
                 100,000    4.950%, 10/30/14.........        97,379
                  50,000    6.300%, 02/04/14.........        52,725
                 775,000    VTB Capital SA
                            6.250%, 06/30/35(a)......       790,500
                            Wachovia Bank National
                            Association
                  50,000    5.000%, 08/15/15.........        48,433
                  50,000    5.600%, 03/15/16.........        50,489
                 410,000    Wachovia Capital
                            Trust III
                            5.800%, 08/29/49.........       413,385
                            Wachovia Corp.
                 350,000    3.500%, 08/15/08.........       340,286
                  40,000    3.625%, 02/17/09.........        38,730
                  30,000    4.875%, 02/15/14.........        28,917
                  50,000    5.250%, 08/01/14.........        49,391
                  50,000    5.350%, 03/15/11.........        50,141
                  50,000    7.500%, 04/15/35.........        59,562
                            Wells Fargo & Co.
                 200,000    4.125%, 03/10/08.........       197,387
                 250,000    4.200%, 01/15/10.........       243,549
                  15,000    4.625%, 04/15/14.........        14,208
                 250,000    4.875%, 01/12/11.........       247,517
                 100,000    5.125%, 09/15/16.........        97,716
                 100,000    6.450%, 02/01/11.........       104,432
                 200,000    Wells Fargo Capital X
                            5.950%, 12/15/36.........       196,018
                 200,000    Yell Finance BV
                            4.125%, 10/15/14.........       189,516

              Principal
              Amount                                     Value
              ----------------------------------------------------
                              Zions Bancorp.
              $     25,000    5.650%, 05/15/14...... $      24,948
                    25,000    6.000%, 09/15/15......        25,458
                                                     -------------
                                                        24,385,804
                                                     -------------
              BIOTECHNOLOGY -- 0.0%
                   100,000    Amgen, Inc.
                              4.850%, 11/18/14......        96,823
                              Genentech, Inc.
                    50,000    4.400%, 07/15/10......        48,881
                   100,000    4.750%, 07/15/15......        95,733
                                                     -------------
                                                           241,437
                                                     -------------
              BUILDING & CONSTRUCTION -- 0.3%
                   100,000    Centex Corp.
                              5.125%, 10/01/13......        95,650
                   200,000    CRH America, Inc.
                              5.300%, 10/15/13......       194,703
                              D.R. Horton, Inc.
                   100,000    5.375%, 06/15/12......        96,720
                   100,000    6.000%, 04/15/11......       100,438
                 1,200,000    6.875%, 05/01/13......     1,239,385
                              Lafarge SA
                    25,000    6.150%, 07/15/11......        25,589
                    50,000    6.500%, 07/15/16......        52,206
                              Lennar Corp.
                    25,000    5.500%, 09/01/14......        24,006
                    25,000    5.950%, 10/17/11......        25,148
                    25,000    6.500%, 04/15/16......        25,365
                              Masco Corp.
                   100,000    4.800%, 06/15/15......        91,318
                    50,000    5.875%, 07/15/12......        50,055
                    50,000    MDC Holdings, Inc.
                              5.375%, 12/15/14......        46,521
                              Owens Corning, Inc.
                    25,000    6.500%, 12/01/16(a)...        25,396
                    25,000    7.000%, 12/01/36(a)...        25,245

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

            Principal
            Amount                                         Value
            --------------------------------------------------------
                            Pulte Homes, Inc.
            $     30,000    4.875%, 07/15/09.......... $      29,541
                  50,000    5.200%, 02/15/15..........        47,638
                  25,000    6.375%, 05/15/33..........        23,342
                 910,000    7.875%, 08/01/11 -
                            06/15/32..................       985,386
                                                       -------------
                                                           3,203,652
                                                       -------------
            BUSINESS SERVICES & SUPPLIES -- 0.0%
                            Pitney Bowes, Inc.
                  50,000    4.625%, 10/01/12..........        48,165
                  25,000    4.750%, 05/15/18..........        23,309
                  25,000    4.875%, 08/15/14..........        24,103
                                                       -------------
                                                              95,577
                                                       -------------
            CHEMICALS -- 0.3%
                 920,000    Agrium, Inc.
                            7.125%, 05/23/36..........       969,233
                 840,000    Cytec Industries, Inc.
                            5.500%, 10/01/10..........       834,886
                 200,000    Dow Chemical Co.
                            6.125%, 02/01/11..........       205,598
                            E.I. Du Pont de Nemours
                            & Co.
                 250,000    4.125%, 04/30/10..........       242,572
                  30,000    4.875%, 04/30/14..........        29,032
                  50,000    5.600%, 12/15/36..........        47,969
                 125,000    FMC Corp.
                            7.750%, 07/01/11..........       133,249
                  50,000    Lubrizol Corp.
                            5.500%, 10/01/14..........        48,743
                 200,000    Potash Corp. of
                            Saskatchewan, Inc.
                            7.750%, 05/31/11..........       217,907
                  75,000    Rohm and Haas Co.
                            7.850%, 07/15/29..........        90,538
                                                       -------------
                                                           2,819,727
                                                       -------------

            Principal
            Amount                                         Value
            --------------------------------------------------------
            COMMERCIAL SERVICES -- 0.0%
            $    150,000    RR Donnelley & Sons Co.
                            5.500%, 05/15/15.......... $     141,719
                                                       -------------
            COMPUTERS & INFORMATION -- 0.3%
                            Electronic Data Systems
                            Corp.
                  75,000    6.500%, 08/01/13..........        75,505
               1,695,000    7.125%, 10/15/09..........     1,767,042
                 650,000    7.450%, 10/15/29#.........       711,290
                            International Business
                            Machines Corp.
                  30,000    4.375%, 06/01/09..........        29,484
                 100,000    6.220%, 08/01/27..........       105,126
                 200,000    7.500%, 06/15/13..........       223,073
                                                       -------------
                                                           2,911,520
                                                       -------------
            CONTAINERS & PACKAGING -- 0.1%
                            Pactiv Corp.
                  25,000    7.950%, 12/15/25..........        27,852
                 200,000    8.375%, 04/15/27..........       227,745
                 600,000    Sealed Air Corp.
                            5.375%, 04/15/08(a).......       597,115
                                                       -------------
                                                             852,712
                                                       -------------
            COSMETICS & PERSONAL CARE -- 0.1%
                            Avon Products, Inc.
                  20,000    4.200%, 07/15/18..........        17,474
                 150,000    5.125%, 01/15/11..........       148,574
                            Gillette Co.
                  50,000    2.500%, 06/01/08..........        48,074
                  10,000    3.800%, 09/15/09..........         9,677
                            Procter & Gamble Co.
                  30,000    4.950%, 08/15/14..........        29,299
                  25,000    5.800%, 08/15/34..........        25,768
                 200,000    6.875%, 09/15/09..........       208,658
                                                       -------------
                                                             487,524
                                                       -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

            Principal
            Amount                                         Value
            --------------------------------------------------------
            DIVERSIFIED FINANCIAL
            SERVICES -- 6.0%
                            AIFUL Corp.
            $    800,000    4.450%, 02/16/10(a)....... $     767,305
                 400,000    5.000%, 08/10/10(a).......       388,159
                  38,000    Alamosa Delaware, Inc.
                            11.000%, 07/31/10.........        41,062
                  50,000    Allied Capital Corp.
                            6.625%, 07/15/11..........        50,844
                  30,000    Allstate Life Global
                            Funding Trust I
                            4.500%, 05/29/09..........        29,556
                            American Express Co.
                  50,000    4.750%, 06/17/09..........        49,604
                 150,000    6.800%, 09/01/66(b).......       159,951
                            American Express
                            Credit Corp.
                 100,000    3.000%, 05/16/08..........        97,057
                 100,000    5.000%, 12/02/10..........        99,333
                            American General
                            Finance Corp.
                 125,000    2.750%, 06/15/08..........       120,657
                 100,000    3.875%, 10/01/09..........        96,237
               1,340,000    5.400%, 12/01/15..........     1,326,522
                 100,000    Banque Paribas-NY
                            6.875%, 03/01/09..........       103,418
                            Bear Stearns Cos., Inc.
                  25,000    2.875%, 07/02/08..........        24,153
                  75,000    4.500%, 10/28/10..........        73,115
                  10,000    4.650%, 07/02/18..........         9,186
                  50,000    5.700%, 11/15/14..........        50,756
                            Boeing Capital Corp.
                 200,000    4.750%, 08/25/08..........       198,479
                  65,000    5.800%, 01/15/13#.........        66,726
                  70,000    6.500%, 02/15/12#.........        73,807
                            Bunge Ltd. Finance
                            Corp.
                 100,000    5.100%, 07/15/15..........        93,127
                  15,000    5.875%, 05/15/13..........        14,900

             Principal
             Amount                                       Value
             ------------------------------------------------------
                             Canada Mortgage &
                             Housing Corp.
             $     75,000    3.875%, 04/01/10........ $      72,558
                   50,000    5.000%, 09/01/11........        49,947
                             Capital One Bank
                   50,000    4.875%, 05/15/08........        49,692
                   25,000    5.000%, 06/15/09........        24,858
                   10,000    5.125%, 02/15/14........         9,835
                   25,000    6.500%, 06/13/13........        26,353
                             Capital One Financial
                             Corp.
                   50,000    5.250%, 02/21/17........        48,650
                   60,000    5.700%, 09/15/11........        60,889
                   25,000    6.250%, 11/15/13........        26,121
                             Caterpillar Financial
                             Services Corp.
                  100,000    2.700%, 07/15/08........        96,262
                   10,000    3.700%, 08/15/08........         9,752
                  100,000    4.300%, 06/01/10........        97,150
                             CIT Group, Inc.
                   50,000    3.875%, 11/03/08........        48,796
                   20,000    4.125%, 11/03/09........        19,396
                  100,000    4.250%, 02/01/10........        96,852
                  100,000    4.750%, 08/15/08........        99,151
                   75,000    5.125%, 09/30/14........        72,848
                  100,000    6.000%, 04/01/36........        98,598
                   50,000    7.750%, 04/02/12........        55,125
                             Citigroup, Inc.
                2,000,000    5.000%, 09/15/14........     1,952,794
                  150,000    5.125%, 02/14/11........       149,575
                  500,000    5.850%, 08/02/16........       517,031
                   50,000    Countrywide Financial
                             Corp.
                             6.250%, 05/15/16........        50,962
                  100,000    Countrywide Home
                             Loans, Inc.
                             4.125%, 09/15/09........        97,119

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

           Principal
           Amount                                          Value
           ---------------------------------------------------------
                           Credit Suisse First
                           Boston USA, Inc.
           $    100,000    4.700%, 06/01/09........... $      99,000
                200,000    4.875%, 08/15/10 -
                           01/15/15...................       195,885
              1,700,000    5.125%, 08/15/15...........     1,673,325
                150,000    6.125%, 11/15/11...........       155,318
                100,000    7.125%, 07/15/32...........       117,753
                150,000    Credit Suisse USA, Inc.
                           5.250%, 03/02/11...........       150,084
                           Eksportfinans A/S
                 30,000    4.375%, 07/15/09...........        29,468
                150,000    4.750%, 12/15/08...........       149,224
                690,000    5.500%, 05/25/16...........       710,452
              1,560,000    Farmers Exchange
                           Capital
                           7.050%, 07/15/28(a)........     1,627,913
                           Financing Corp. FICO
                800,000    4.321%, 11/30/17(c)........       460,470
                400,000    8.600%, 09/26/19...........       527,348
                140,000    9.650%, 11/02/18...........       195,562
                630,000    Ford Motor Bank Term
                           Loan B
                           8.360%, 12/15/13...........       630,787
                           Ford Motor Credit Co.
              1,260,000    6.625%, 06/16/08...........     1,259,141
              1,030,000    7.250%, 10/25/11...........     1,008,650
              5,300,000    7.375%, 10/28/09 -
                           02/01/11...................     5,293,496
                755,000    7.875%, 06/15/10...........       761,271
                 20,000    Franklin Resources, Inc.
                           3.700%, 04/15/08...........        19,588
                 15,000    Fund American
                           Cos., Inc.
                           5.875%, 05/15/13...........        14,910
                           General Electric
                           Capital Corp.
                 50,000    3.125%, 04/01/09...........        47,891
                 50,000    3.500%, 05/01/08...........        48,892

            Principal
            Amount                                         Value
            --------------------------------------------------------
            $    300,000    4.250%, 01/15/08 -
                            06/15/12.................. $     293,410
                 650,000    4.375%, 11/21/11 -
                            03/03/12..................       624,188
                 250,000    5.000%, 11/15/11..........       248,167
                 325,000    5.450%, 01/15/13#.........       328,109
                 150,000    6.750%, 03/15/32..........       171,792
                 500,000    7.375%, 01/19/10..........       529,977
                            General Motors
                            Acceptance Corp.
               1,005,000    5.625%, 05/15/09..........       997,066
                 730,000    6.125%, 08/28/07..........       730,143
                 905,000    6.875%, 09/15/11..........       928,257
                 450,000    7.750%, 01/19/10..........       470,999
                  50,000    Genworth Global
                            Funding
                            5.750%, 05/15/13..........        51,043
                  80,000    Goldman Sachs Capital I
                            6.345%, 02/15/34..........        80,980
                            Goldman Sachs Group,
                            Inc.
                 100,000    4.125%, 01/15/08..........        98,857
                  50,000    4.750%, 07/15/13..........        48,265
                 100,000    5.000%, 10/01/14..........        97,213
                 250,000    5.150%, 01/15/14..........       246,276
                 250,000    5.250%, 04/01/13..........       248,368
                  50,000    5.950%, 01/15/27..........        49,406
                 150,000    6.125%, 02/15/33..........       152,844
               1,190,000    6.450%, 05/01/36..........     1,238,091
                 400,000    6.875%, 01/15/11..........       423,428
                            Household Finance Corp.
                 430,000    6.375%, 11/27/12..........       452,781
                  30,000    6.400%, 06/17/08..........        30,460
                  20,000    7.000%, 05/15/12..........        21,564
                 100,000    HSBC Finance Capital
                            Trust IX
                            5.911%, 11/30/35..........       100,495

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

            Principal
            Amount                                         Value
            --------------------------------------------------------
                            HSBC Finance Corp.
            $    300,000    4.125%, 03/11/08.......... $     296,006
               2,000,000    6.750%, 05/15/11..........     2,116,680
                 200,000    ILFC E-Capital Trust II
                            6.250%, 12/21/65(a)(b)....       203,171
                  50,000    International Finance
                            Corp.
                            5.125%, 05/02/11..........        50,250
                            International Lease
                            Finance Corp.
                  50,000    3.750%, 06/30/09..........        48,747
                 100,000    4.750%, 01/13/12..........        97,231
                  50,000    5.400%, 02/15/12..........        50,046
                 100,000    5.450%, 03/24/11..........       100,336
               1,150,000    5.875%, 05/01/13..........     1,174,240
                 250,000    6.375%, 03/15/09..........       255,384
                 100,000    Japan Finance Corp. for
                            Municipal Enterprises
                            4.625%, 04/21/15..........        96,688
                            Jefferies Group, Inc.
                  25,000    5.500%, 03/15/16..........        24,344
                 100,000    6.250%, 01/15/36..........        97,005
                            John Deere Capital
                            Corp.
                  20,000    3.900%, 01/15/08..........        19,721
                 470,000    5.100%, 01/15/13..........       461,789
                 100,000    5.400%, 04/07/10..........       100,179
                 100,000    7.000%, 03/15/12..........       107,014
                            JP Morgan Chase & Co.
                  20,000    3.625%, 05/01/08..........        19,537
                 250,000    3.750%, 04/15/27(c).......        53,994
                 250,000    3.764%, 07/01/27(c).......        51,151
                  20,000    3.800%, 10/02/09..........        19,301
                 100,000    4.000%, 02/01/08..........        98,673
                 100,000    4.750%, 03/01/15..........        96,068
                 290,000    5.125%, 09/15/14..........       285,162
               1,190,000    5.150%, 10/01/15..........     1,167,761
                  30,000    5.250%, 05/01/15..........        29,502
                 300,000    6.000%, 01/15/09..........       304,266

           Principal
           Amount                                           Value
           ----------------------------------------------------------
           $  1,885,000    6.625%, 03/15/12............ $   1,988,281
                300,000    6.750%, 02/01/11............       315,393
                100,000    JP Morgan Chase
                           Capital XVII
                           5.850%, 08/01/35............        97,357
                130,000    Kaupthing Bank HF
                           5.750%, 10/04/11(a)#........       129,859
                           Lehman Brothers
                           Holdings, Inc.
                150,000    3.500%, 08/07/08............       145,816
                600,000    4.000%, 01/22/08............       591,734
                100,000    5.500%, 04/04/16............        99,986
                 50,000    5.750%, 05/17/13............        50,789
                300,000    7.000%, 02/01/08............       305,071
              1,468,668    Lilacs Repackaging Co.
                           5.138%, 04/15/15(a).........     1,424,843
                           MBNA America Bank
                 30,000    4.625%, 08/03/09............        29,590
                 30,000    7.125%, 11/15/12............        32,685
                           MBNA Corp.
                100,000    6.125%, 03/01/13............       103,835
                 15,000    7.500%, 03/15/12............        16,431
                           Merrill Lynch & Co., Inc.
                190,000    3.125%, 07/15/08#...........       184,040
                295,000    3.375%, 09/14/07............       291,113
                300,000    3.700%, 04/21/08............       293,534
                100,000    4.125%, 09/10/09............        97,343
                100,000    4.831%, 10/27/08............        99,361
                 50,000    5.000%, 02/03/14............        48,932
                100,000    6.000%, 02/17/09............       101,629
                100,000    6.220%, 09/15/26............       103,047
                160,000    6.375%, 10/15/08............       162,858
                300,000    6.875%, 11/15/18............       333,246
                           Morgan Stanley
                350,000    4.000%, 01/15/10............       338,662
              2,985,000    4.750%, 04/01/14............     2,854,039
                250,000    5.050%, 01/21/11............       248,375

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

           Principal
           Amount                                          Value
           ---------------------------------------------------------
           $    400,000    5.300%, 03/01/13........... $     398,803
                220,000    5.824%, 10/18/16(b)........       221,142
                 25,000    6.600%, 04/01/12...........        26,402
                 25,000    7.250%, 04/01/32...........        29,362
                310,000    MUFG Capital Finance 1
                           Ltd.
                           6.346%, 07/29/49...........       314,615
                           National Rural Utilities
                           Cooperative Finance
                 10,000    4.375%, 10/01/10...........         9,704
                 10,000    4.750%, 03/01/14...........         9,648
                 30,000    7.250%, 03/01/12...........        32,600
                 70,000    8.000%, 03/01/32...........        89,631
                 50,000    ORIX Corp.
                           5.480%, 11/22/11...........        49,904
                           Residential Capital
                           Corp.
                100,000    6.000%, 02/22/11...........        99,811
                680,000    6.125%, 11/21/08...........       683,369
                100,000    6.375%, 06/30/10...........       101,164
                100,000    6.875%, 06/30/15...........       103,669
                465,000    Resona Preferred Global
                           Services
                           7.191%, 12/29/49(a)(b).....       485,196
                 25,000    Rio Tinto Finance USA
                           Ltd. 2.625%, 09/30/08......        23,913
              1,100,000    SB Treasury Co. LLC
                           9.400%, 12/29/49(a)(b).....     1,157,773
                           SLM Corp.
                850,000    2.430%, 04/01/09(b)........       826,463
                150,000    4.500%, 07/26/10...........       146,004
                200,000    5.375%, 05/15/14...........       198,413
                100,000    5.450%, 04/25/11...........       100,389
                           Swedish Export Credit
                           Corp.
                100,000    3.500%, 01/15/08...........        98,503
                100,000    4.125%, 10/15/08...........        98,538
                 80,000    Textron Financial Corp.
                           6.000%, 11/20/09...........        81,703

            Principal
            Amount                                         Value
            --------------------------------------------------------
            $    470,000    TNK-BP Finance SA
                            7.500%, 07/18/16(a)....... $     499,962
                            Toyota Motor Credit
                            Corp.
                  50,000    5.450%, 05/18/11..........        50,688
                  25,000    5.500%, 12/15/08..........        25,073
               1,600,000    UFJ Finance Aruba AEC
                            6.750%, 07/15/13..........     1,707,470
                  50,000    Unilever Capital Corp.
                            5.900%, 11/15/32..........        50,427
                            Western Union Co.
                  75,000    5.930%, 10/01/16(a).......        74,282
                  50,000    6.200%, 11/17/36(a).......        46,968
                                                       -------------
                                                          57,356,559
                                                       -------------
            EDUCATION -- 0.0%
                  50,000    President & Fellows of
                            Harvard
                            6.300%, 10/01/37..........        53,487
                                                       -------------
            ELECTRICAL EQUIPMENT -- 0.0%
                 125,000    Emerson Electric Co.
                            4.500%, 05/01/13..........       119,698
                                                       -------------
            ELECTRONICS -- 0.1%
               1,040,000    Avnet, Inc.
                            6.625%, 09/15/16..........     1,069,433
                                                       -------------
            ENVIRONMENTAL SERVICES -- 0.2%
                  25,000    Republic Services, Inc.
                            6.750%, 08/15/11..........        26,205
                            Waste Management, Inc.
                  10,000    5.000%, 03/15/14..........         9,612
                 370,000    6.500%, 11/15/08..........       376,953
               1,480,000    7.000%, 07/15/28..........     1,588,385
                 100,000    7.375%, 08/01/10..........       106,371
                 105,000    7.750%, 05/15/32..........       123,843
                                                       -------------
                                                           2,231,369
                                                       -------------
            FOOD, BEVERAGE & TOBACCO -- 1.1%
                            Altria Group, Inc.
                  25,000    5.625%, 11/04/08..........        25,084
               1,440,000    7.000%, 11/04/13..........     1,564,583

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

            Principal
            Amount                                        Value
            ----------------------------------------------------------
                            Anheuser-Busch Cos.,
            $    100,000    Inc. 6.500%, 02/01/43.... $     104,298
                 100,000    9.000%, 12/01/09.........       109,781
                 150,000    Archer-Daniels-Midland
                            7.500%, 03/15/27.........       179,487
                 100,000    Bottling Group LLC
                            4.625%, 11/15/12.........        96,569
                 120,000    Brown-Forman Corp.
                            3.000%, 03/15/08.........       116,317
                  75,000    Campbell Soup Co.
                            5.000%, 12/03/12.........        73,378
                  25,000    Coca Cola HBC Finance
                            BV 5.500%, 09/17/15......        24,895
                            Coca-Cola Enterprises,
                            Inc.
                  25,000    4.250%, 09/15/10.........        24,193
                 300,000    8.500%, 02/01/22.........       380,571
                 275,000    ConAgra Foods, Inc.
                            6.750%, 09/15/11.........       289,611
                  30,000    Coors Brewing Co.
                            6.375%, 05/15/12.........        31,044
                            Diageo Capital PLC
                  50,000    3.375%, 03/20/08.........        48,833
                  50,000    4.375%, 05/03/10.........        48,634
                            Diageo Finance BV
                  15,000    3.875%, 04/01/11.........        14,201
                 150,000    5.300%, 10/28/15.........       146,959
                  50,000    General Mills, Inc.
                            6.000%, 02/15/12.........        51,215
                  50,000    Hershey Co.
                            5.450%, 09/01/16.........        50,145
                 400,000    Kellogg Co.
                            6.600%, 04/01/11.........       419,480
                            Kraft Foods, Inc.
                  25,000    4.000%, 10/01/08.........        24,451
                  25,000    5.250%, 10/01/13.........        24,684
                 150,000    5.625%, 11/01/11.........       151,594
               1,460,000    6.250%, 06/01/12.........     1,516,650

            Principal
            Amount                                         Value
            --------------------------------------------------------
                            Kroger Co.
            $    200,000    6.750%, 04/15/12.......... $     209,863
                 100,000    6.800%, 12/15/18..........       104,920
                  50,000    PepsiAmericas, Inc.
                            4.875%, 01/15/15..........        47,869
                            Reynolds American, Inc.
                 770,000    7.250%, 06/01/13..........       800,412
               1,170,000    7.875%, 05/15/09..........     1,218,698
               1,330,000    SABMiller PLC
                            6.500%, 07/01/16(a).......     1,387,358
                            Safeway, Inc.
                  50,000    4.950%, 08/16/10..........        49,056
                  50,000    7.250%, 02/01/31..........        54,272
                            Sara Lee Corp.
                  25,000    6.125%, 11/01/32..........        22,621
                  50,000    6.250%, 09/15/11..........        50,923
                 930,000    Tyson Foods, Inc.
                            6.850%, 04/01/16..........       954,945
                  50,000    WM Wrigley, Jr. Co.
                            4.650%, 07/15/15..........        47,528
                                                       -------------
                                                          10,465,122
                                                       -------------
            FOREST PRODUCTS & PAPER -- 0.2%
                 100,000    Celulosa Arauco y
                            Constitucion SA
                            5.625%, 04/20/15..........        98,284
                            International Paper Co.
                 125,000    4.250%, 01/15/09..........       122,326
                 100,000    5.250%, 04/01/16..........        95,137
                  25,000    5.850%, 10/30/12..........        25,512
                  50,000    MeadWestvaco Corp.
                            6.850%, 04/01/12..........        52,396
                  20,000    Stora Enso Oyj
                            7.375%, 05/15/11..........        21,328
                            Temple-Inland, Inc.
                 600,000    6.625%, 01/15/18..........       622,172
                  25,000    7.875%, 05/01/12..........        27,170

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

            Principal
            Amount                                         Value
            --------------------------------------------------------
                            Weyerhaeuser Co.
            $    129,000    5.950%, 11/01/08.......... $     130,031
                  50,000    6.750%, 03/15/12..........        52,438
                 230,000    7.375%, 03/15/32..........       240,080
                                                       -------------
                                                           1,486,874
                                                       -------------
            HEALTH CARE -- 0.2%
                  25,000    Anthem, Inc.
                            6.800%, 08/01/12..........        26,517
                 100,000    Baxter FinCo BV
                            4.750%, 10/15/10..........        98,098
                            Boston Scientific Corp.
                  25,000    4.250%, 01/12/11..........        23,713
                  25,000    5.125%, 01/12/17..........        22,893
                  25,000    5.450%, 06/15/14..........        24,003
               1,000,000    HCA, Inc.
                            5.750%, 03/15/14..........       830,000
                  25,000    Hillenbrand
                            Industries, Inc.
                            4.500%, 06/15/09..........        24,493
                 100,000    Johnson & Johnson
                            4.950%, 05/15/33..........        94,107
                 100,000    Quest Diagnostics, Inc.
                            5.450%, 11/01/15..........        96,530
                 340,000    Tenet Healthcare Corp.
                            7.375%, 02/01/13#.........       312,375
                            UnitedHealth Group,
                            Inc.
                  10,000    3.750%, 02/10/09..........         9,688
                  50,000    4.125%, 08/15/09..........        48,534
                  10,000    4.750%, 02/10/14..........         9,597
                  30,000    4.875%, 04/01/13..........        29,010
                  50,000    5.000%, 08/15/14..........        48,470
                 150,000    5.250%, 03/15/11..........       149,486
                 100,000    5.800%, 03/15/36..........        98,332
                 175,000    WellPoint, Inc.
                            5.000%, 01/15/11 -
                            12/15/14..................       171,391

            Principal
            Amount                                         Value
            --------------------------------------------------------
            $    100,000    5.850%, 01/15/36.......... $      97,145
                  50,000    5.950%, 12/15/34..........        49,195
                                                       -------------
                                                           2,263,577
                                                       -------------
            HOLDING COMPANIES-DIVERSIFIED -- 0.1%
                  25,000    Canadian Pacific Ltd.
                            9.450%, 08/01/21..........        33,997
                  50,000    EnCana Holdings
                            Finance Corp.
                            5.800%, 05/01/14..........        50,297
                 760,000    Hutchison Whampoa
                            International
                            5.450%, 11/24/10(a).......       762,218
                                                       -------------
                                                             846,512
                                                       -------------
            HOTELS & RESTAURANTS -- 0.1%
                 935,000    Harrah's Operating
                            Co., Inc.
                            6.500%, 06/01/16..........       837,152
                 460,000    Wyndham Worldwide
                            Corp.
                            6.000%, 12/01/16(a).......       451,908
                                                       -------------
                                                           1,289,060
                                                       -------------
            HOUSEHOLD PRODUCTS -- 0.0%
                  45,000    Clorox Co.
                            5.000%, 01/15/15..........        43,582
                            Fortune Brands, Inc.
                  25,000    4.875%, 12/01/13..........        23,537
                 100,000    5.125%, 01/15/11..........        98,129
                  45,000    Kimberly-Clark Corp.
                            5.625%, 02/15/12..........        45,751
                  25,000    Newell Rubbermaid, Inc.
                            6.750%, 03/15/12..........        26,260
                                                       -------------
                                                             237,259
                                                       -------------
            INDUSTRIAL MACHINERY -- 0.0%
                  15,000    Black & Decker Corp.
                            4.750%, 11/01/14..........        13,923
                 150,000    Caterpillar, Inc.
                            6.950%, 05/01/42..........       174,509

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

            Principal
            Amount                                        Value
            -------------------------------------------------------
            $    30,000    Deere & Co.
                           6.950%, 04/25/14.......... $      32,636
                                                      -------------
                                                            221,068
                                                      -------------
            INSURANCE -- 1.7%
              1,180,000    Ace Capital Trust II
                           9.700%, 04/01/30..........     1,617,668
                           Ace INA Holdings, Inc.
                 25,000    5.875%, 06/15/14..........        25,480
                 50,000    6.700%, 05/15/36..........        53,783
                100,000    Aegon Funding Corp.
                           5.750%, 12/15/20..........       101,074
                 50,000    Aegon NV
                           4.750%, 06/01/13..........        48,205
                910,000    Allied World Assurance
                           Holdings Ltd.
                           7.500%, 08/01/16..........       976,637
                           Allstate Corp.
                 50,000    5.000%, 08/15/14..........        48,793
                 75,000    5.350%, 06/01/33..........        70,381
                 35,000    American International
                           Group, Inc.
                           6.250%, 05/01/36..........        37,187
                 50,000    American Re Corp.
                           7.450%, 12/15/26..........        57,002
                 20,000    Arch Capital Group Ltd.
                           7.350%, 05/01/34..........        22,061
                 70,000    ASIF Global Financing
                           4.900%, 01/17/13(a).......        68,264
              1,300,000    Axa 8.600%, 12/15/30......     1,685,528
                           Berkshire Hathaway
                           Finance Corp.
                 50,000    3.375%, 10/15/08..........        48,459
                100,000    4.125%, 01/15/10..........        97,188
                 75,000    5.100%, 07/15/14..........        74,090
                 50,000    Cigna Corp.
                           6.150%, 11/15/36..........        49,396
                 30,000    Cincinnati Financial
                           Corp.
                           6.125%, 11/01/34..........        30,549

            Principal
            Amount                                         Value
            -----------------------------------------------------------
            $    50,000    Commerce Group, Inc.
                           5.950%, 12/09/13........... $      49,721
                 25,000    Endurance Specialty
                           Holdings Ltd.
                           7.000%, 07/15/34...........        25,695
                285,000    Everest Reinsurance
                           Holdings, Inc.
                           5.400%, 10/15/14...........       279,109
                           Genworth Financial, Inc.
                 20,000    5.750%, 06/15/14...........        20,379
                980,000    6.150%, 11/15/66(b)........       978,619
                 10,000    6.500%, 06/15/34...........        10,861
                 15,000    Hartford Financial
                           Services Group, Inc.
                           4.625%, 07/15/13...........        14,315
                100,000    ING Groep NV
                           5.775%, 12/29/49...........        98,953
                410,000    Liberty Mutual
                           Group, Inc.
                           7.500%, 08/15/36(a)........       448,570
                790,000    Liberty Mutual
                           Insurance Co. 7.697%,
                           10/15/97(a)................       808,434
                           Lincoln National Corp.
                 50,000    6.150%, 04/07/36...........        51,655
                930,000    7.000%, 05/17/66#..........       985,694
                 25,000    Loews Corp.
                           5.250%, 03/15/16...........        24,358
                           Marsh & McLennan
                           Cos., Inc.
                100,000    3.625%, 02/15/08...........        97,839
                100,000    5.150%, 09/15/10...........        98,246
                 50,000    5.375%, 07/15/14...........        48,112
                 25,000    MBIA, Inc.
                           5.700%, 12/01/34...........        23,796
                100,000    Mony Group, Inc.
                           8.350%, 03/15/10...........       108,353
                           Principal Life Income
                           Funding Trust
                 15,000    3.200%, 04/01/09...........        14,349
                100,000    5.125%, 03/01/11...........        99,530

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

           Principal
           Amount                                           Value
           ----------------------------------------------------------
           $     25,000    Progressive Corp.
                           6.250%, 12/01/32.............       26,532
                           Protective Life Secured
                           Trust
                 15,000    4.000%, 04/01/11.............       14,277
                100,000    4.850%, 08/16/10.............       98,843
                           Prudential Financial, Inc.
                 20,000    3.750%, 05/01/08.............       19,527
                 25,000    4.500%, 07/15/13.............       23,823
                465,000    5.100%, 12/14/11 -
                           09/20/14.....................      455,231
                 50,000    5.400%, 06/13/35.............       46,702
                100,000    5.500%, 03/15/16.............       99,972
                 10,000    5.750%, 07/15/33.............        9,853
                 20,000    Radian Group, Inc.
                           5.625%, 02/15/13.............       20,000
                 60,000    Safeco Corp.
                           4.875%, 02/01/10.............       59,348
                           St. Paul Travelers Cos.,
                           Inc.
                100,000    5.500%, 12/01/15.............       99,615
              1,050,000    8.125%, 04/15/10.............    1,138,899
                940,000    Symetra Financial Corp.
                           6.125%, 04/01/16 (a).........      950,795
                100,000    Transatlantic
                           Holdings, Inc.
                           5.750%, 12/14/15.............       99,582
                640,000    Unitrin, Inc.
                           4.875%, 11/01/10.............      623,849
              1,250,000    W.R. Berkley Corp.
                           5.875%, 02/15/13.............    1,255,742
                           XL Capital Europe PLC
                 50,000    5.250%, 09/15/14.............       49,001
                 50,000    6.375%, 11/15/24.............       51,978
              1,300,000    6.500%, 01/15/12.............    1,354,244
                                                         ------------
                                                           15,896,146
                                                         ------------
           INTERNET SERVICES &
           APPLICATIONS -- 0.0%
                 20,000    InterActiveCorp
                           7.000%, 01/15/13.............       20,712
                                                         ------------

           Principal
           Amount                                          Value
           ---------------------------------------------------------
           MANUFACTURING -- 0.5%
           $     50,000    Dover Corp.
                           4.875%, 10/15/15........... $      47,943
                810,000    Eastman Kodak Co.
                           7.250%, 11/15/13...........       805,246
                           Honeywell International,
                           Inc.
                 50,000    5.400%, 03/15/16...........        49,996
                 50,000    5.700%, 03/15/36...........        49,714
                100,000    7.500%, 03/01/10...........       106,630
                 25,000    Textron, Inc.
                           4.500%, 08/01/10...........        24,346
                           Tyco International
                           Group SA
                230,000    6.000%, 11/15/13...........       237,975
                 25,000    6.125%, 01/15/09...........        25,370
              1,280,000    6.375%, 10/15/11...........     1,339,509
                 70,000    6.750%, 02/15/11...........        73,808
              1,400,000    6.875%, 01/15/29...........     1,591,499
                370,000    7.000%, 06/15/28...........       424,572
                                                       -------------
                                                           4,776,608
                                                       -------------
           METALS & MINING -- 0.4%
                           Alcan, Inc.
                 40,000    4.500%, 05/15/13...........        37,654
                 25,000    4.875%, 09/15/12...........        24,248
                 50,000    5.750%, 06/01/35...........        47,008
                450,000    Alcoa, Inc.
                           7.375%, 08/01/10...........       479,721
                 25,000    Barrick Gold Finance Co.
                           4.875%, 11/15/14...........        23,692
                           BHP Billiton Finance
                           USA Ltd.
                150,000    4.800%, 04/15/13...........       145,193
                100,000    5.250%, 12/15/15...........        98,409
                130,000    Codelco, Inc.
                           4.750%, 10/15/14(a)........       123,586
                           Falconbridge Ltd.
                 20,000    5.375%, 06/01/15...........        19,559
                 20,000    7.350%, 06/05/12...........        21,611

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

             Principal
             Amount                                       Value
             ------------------------------------------------------
                             Inco Ltd.
             $    290,000    7.200%, 09/15/32........ $     309,106
                   10,000    7.750%, 05/15/12........        10,938
                   50,000    Noranda, Inc.
                             5.500%, 06/15/17........        48,690
                   30,000    Nucor Corp.
                             4.875%, 10/01/12........        29,135
                             Peabody Energy Corp.
                  255,000    5.875%, 04/15/16........       248,625
                  505,000    7.375%, 11/01/16........       537,825
                   50,000    Reliance Steel &
                             Aluminum Co.
                             6.200%, 11/15/16(a).....        49,633
                             Vale Overseas Ltd.
                  100,000    6.250%, 01/11/16........       100,972
                  910,000    6.875%, 11/21/36........       933,338
                   15,000    WMC Financial
                             USA Ltd.
                             5.125%, 05/15/13........        14,741
                                                      -------------
                                                          3,303,684
                                                      -------------
             MULTIMEDIA -- 1.9%
                1,020,000    AMFM, Inc.
                             8.000%, 11/01/08........     1,060,452
                             AOL Time Warner, Inc.
                  200,000    6.750%, 04/15/11........       209,362
                  555,000    7.625%, 04/15/31........       620,024
                  685,000    7.700%, 05/01/32........       772,881
                1,424,000    AT&T Broadband
                             8.375%, 03/15/13........     1,622,028
                             CBS Corp.
                  430,000    7.700%, 07/30/10........       459,296
                  850,000    7.875%, 07/30/30........       890,740
                             Clear Channel
                             Communications, Inc.
                  190,000    4.250%, 05/15/09........       184,019
                  410,000    6.250%, 03/15/11........       398,444
                  150,000    7.650%, 09/15/10........       157,043

             Principal
             Amount                                       Value
             ---------------------------------------------------------
                             Comcast Corp.
             $    100,000    4.950%, 06/15/16........ $      93,550
                   50,000    5.875%, 02/15/18........        49,463
                  100,000    5.900%, 03/15/16........       100,285
                1,360,000    6.500%, 11/15/35........     1,369,606
                  100,000    7.050%, 03/15/33........       106,930
                             Cox Communications,
                             Inc.
                  100,000    4.625%, 01/15/10........        97,883
                  220,000    7.125%, 10/01/12........       234,535
                1,700,000    7.750%, 11/01/10........     1,828,318
                             Gannett Co., Inc.
                  200,000    4.125%, 06/15/08........       195,997
                   10,000    6.375%, 04/01/12........        10,294
                             Liberty Media Corp.
                   40,000    3.750%, 02/15/30........        24,600
                  710,000    7.750%, 07/15/09........       736,839
                  540,000    7.875%, 07/15/09........       563,125
                   25,000    News America Holdings
                             8.000%, 10/17/16........        28,713
                             News America, Inc.
                   50,000    5.300%, 12/15/14........        49,153
                  120,000    6.200%, 12/15/34........       115,826
                  290,000    6.400%, 12/15/35........       288,096
                  320,000    6.625%, 01/09/08........       323,483
                  940,000    7.280%, 06/30/28........     1,011,629
                  800,000    Tele-Communications-
                             TCI Group
                             7.875%, 08/01/13........       889,564
                  100,000    Thomson Corp.
                             5.500%, 08/15/35........        90,980
                  680,000    Time Warner
                             Entertainment Co. LP
                             8.375%, 03/15/23-
                             07/15/33................       798,103
                             Time Warner, Inc.
                   80,000    6.875%, 05/01/12........        84,540
                  100,000    9.125%, 01/15/13........       116,499
                  150,000    9.150%, 02/01/23........       185,563

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

            Principal
            Amount                                         Value
            --------------------------------------------------------
            $    660,000    Turner Broadcasting
                            System, Inc.
                            8.375%, 07/01/13.......... $     742,171
                 320,000    Univision
                            Communications, Inc.
                            3.875%, 10/15/08..........       305,207
                            Viacom, Inc.
                  25,000    5.625%, 08/15/12..........        24,661
                 320,000    5.750%, 04/30/11..........       320,163
               1,140,000    6.250%, 04/30/16..........     1,132,103
                  50,000    6.875%, 04/30/36..........        49,434
                            Walt Disney Co.
                 100,000    5.625%, 09/15/16..........       100,696
                  75,000    6.375%, 03/01/12..........        78,603
                  15,000    7.000%, 03/01/32..........        17,321
                                                       -------------
                                                          18,538,222
                                                       -------------
            OIL & GAS -- 2.4%
                  30,000    Alberta Energy Co. Ltd.
                            7.375%, 11/01/31..........        33,751
                            Amerada Hess Corp.
                  50,000    6.650%, 08/15/11..........        52,064
               1,110,000    7.300%, 08/15/31..........     1,238,810
                 100,000    Anadarko Finance Co.
                            7.500%, 05/01/31..........       113,461
                            Anadarko Petroleum
                            Corp.
                 740,000    5.760%, 09/15/09(b).......       743,018
                 160,000    5.950%, 09/15/16..........       160,335
               1,750,000    6.450%, 09/15/36..........     1,768,368
                  25,000    Apache Corp.
                            6.250%, 04/15/12..........        25,958
                  25,000    Apache Finance Canada
                            Corp.
                            7.750%, 12/15/29..........        30,412
                  50,000    Boardwalk Pipelines LP
                            5.875%, 11/15/16..........        49,500
                            Buckeye Partners
                  25,000    4.625%, 07/15/13..........        23,304
                  15,000    5.300%, 10/15/14..........        14,373

             Principal
             Amount                                       Value
             ------------------------------------------------------
             $    100,000    Burlington Resources
                             Finance Co.
                             7.400%, 12/01/31........ $     119,888
                             Canadian Natural
                             Resources Ltd.
                   25,000    4.900%, 12/01/14........        23,576
                   50,000    5.850%, 02/01/35........        46,038
                  100,000    ChevronTexaco
                             Capital Co.
                             3.375%, 02/15/08........        98,014
                             Conoco Funding Co.
                  190,000    6.350%, 10/15/11........       198,635
                   65,000    7.250%, 10/15/31........        76,629
                1,015,000    Conoco, Inc.
                             6.950%, 04/15/29........     1,152,914
                  810,000    ConocoPhillips
                             4.750%, 10/15/12........       789,809
                  340,000    Devon Energy Corp.
                             7.950%, 04/15/32........       413,913
                   25,000    Diamond Offshore
                             Drilling, Inc.
                             5.150%, 09/01/14........        23,995
                             Duke Capital Corp.
                1,460,000    6.250%, 02/15/13........     1,504,298
                   50,000    6.750%, 02/15/32........        53,068
                   50,000    Duke Energy Field
                             Services LLC
                             7.875%, 08/16/10........        53,782
                  940,000    Dynegy Holdings, Inc.
                             8.750%, 02/15/12........       996,400
                             El Paso Corp.
                  560,000    7.750%, 01/15/32........       613,200
                  690,000    7.800%, 08/01/31#.......       753,825
                  220,000    El Paso Natural Gas
                             8.375%, 06/15/32........       266,407
                             EnCana Corp.
                   20,000    4.600%, 08/15/09........        19,624
                   50,000    4.750%, 10/15/13........        47,469
                   30,000    6.500%, 08/15/34........        30,918

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

          Principal
          Amount                                            Value
          -----------------------------------------------------------
                          Energy Transfer Partners LP
          $    265,000    6.125%, 02/15/17..............      268,687
               290,000    6.625%, 10/15/36#.............      298,604
               100,000    Enterprise Products
                          Operating LP
                          6.375%, 02/01/13..............      102,739
               900,000    Gaz Capital for Gazprom
                          6.212%, 11/22/16(a)...........      906,300
                50,000    Halliburton Co.
                          5.500%, 10/15/10..............       49,911
                30,000    Kerr-McGee Corp.
                          6.950%, 07/01/24..............       31,950
                          Kinder Morgan Energy
                          Partners
               240,000    5.000%, 12/15/13..............      228,097
                25,000    5.125%, 11/15/14..............       23,810
                75,000    5.800%, 03/15/35..............       68,155
                85,000    6.750%, 03/15/11..............       88,441
               280,000    7.125%, 03/15/12..............      297,236
                          Kinder Morgan Finance
               100,000    5.350%, 01/05/11..............       97,532
               100,000    6.400%, 01/05/36..............       89,158
                          Kinder Morgan, Inc.
                40,000    6.500%, 09/01/12..............       40,190
                20,000    7.250%, 03/01/28..............       19,297
                10,000    Marathon Oil Corp.
                          6.125%, 03/15/12..............       10,298
                25,000    Murphy Oil Corp.
                          6.375%, 05/01/12..............       25,553
                10,000    Nabors Industries, Inc.
                          5.375%, 08/15/12..............        9,776
                25,000    National Fuel Gas Co.
                          5.250%, 03/01/13..............       24,451
             1,570,000    National Gas Co. of
                          Trinidad & Tobago Ltd.
                          6.050%, 01/15/36 (a)..........    1,531,216
                          Nexen, Inc.
                50,000    5.050%, 11/20/13..............       48,257
                50,000    5.875%, 03/10/35..............       46,804

            Principal
            Amount                                         Value
            --------------------------------------------------------
            $    100,000    Occidental
                            Petroleum Corp.
                            6.750%, 01/15/12...........      106,093
                 150,000    ONEOK Partners LP
                            6.150%, 10/01/16...........      152,199
                  50,000    PC Financial Partnership
                            5.000%, 11/15/14...........       47,624
                            Pemex Project Funding
                            Master Trust
                 100,000    5.750%, 12/15/15...........       99,300
               1,385,000    6.625%, 06/15/35...........    1,416,855
                 100,000    7.375%, 12/15/14...........      110,100
                 200,000    8.500%, 02/15/08...........      206,000
                 100,000    8.625%, 02/01/22...........      123,600
                            Petro-Canada
                  25,000    4.000%, 07/15/13...........       22,700
                  50,000    5.350%, 07/15/33...........       43,827
                 600,000    Petrobras Iinternational
                            Finance Co.
                            6.125%, 10/06/16...........      606,000
                 230,000    Petronas Capital Ltd.
                            7.875%, 05/22/22(a)........      283,051
                 390,000    Petrozuata Finance, Inc.
                            8.220%, 04/01/17(a)........      389,025
                  50,000    Plains All American
                            Pipeline LP
                            6.650%, 01/15/37(a)........       50,764
                  25,000    Plains All American
                            Pipeline LP/PAA Finance
                            Corp.
                            5.625%, 12/15/13...........       24,599
                            Praxair, Inc.
                  25,000    3.950%, 06/01/13...........       23,101
                  50,000    5.375%, 11/01/16...........       49,789
                  40,000    6.375%, 04/01/12...........       41,824
                  60,000    Sonat, Inc.
                            7.625%, 07/15/11...........       63,600
                  60,000    Southern Natural Gas Co.
                            8.000%, 03/01/32...........       70,110
                  25,000    Suncor Energy, Inc.
                            7.150%, 02/01/32...........       28,935

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

            Principal
            Amount                                        Value
            -------------------------------------------------------
            $    100,000    Sunoco, Inc.
                            5.750%, 01/15/17......... $      97,829
                            Talisman Energy, Inc.
                 100,000    5.850%, 02/01/37.........        91,271
                  50,000    6.250%, 02/01/38.........        48,241
                  10,000    Tennessee Gas Pipeline
                            Co. 8.375%, 06/15/32#....        12,152
                  25,000    Texaco Capital, Inc.
                            9.750%, 03/15/20.........        34,705
                  25,000    Texas Gas Transmission
                            LLC
                            4.600%, 06/01/15.........        23,166
                            Trans-Canada Pipelines
                            Ltd.
                 150,000    4.875%, 01/15/15.........       143,903
                  20,000    5.600%, 03/31/34.........        18,893
                            Valero Energy Corp.
                 100,000    6.875%, 04/15/12.........       105,731
                  85,000    7.500%, 04/15/32.........        96,977
                 100,000    Weatherford
                            International, Inc.
                            4.950%, 10/15/13.........        95,790
                 100,000    Weatherford
                            International, Ltd.
                            5.500%, 02/15/16.........        97,136
                            Williams Cos., Inc.
               1,000,000    7.750%, 06/15/31.........     1,050,000
                 140,000    8.750%, 03/15/32.........       158,200
                            XTO Energy, Inc.
                  25,000    5.000%, 01/31/15.........        23,740
                 100,000    5.650%, 04/01/16.........        98,858
                 715,000    7.500%, 04/15/12.........       776,816
                                                      -------------
                                                         22,774,722
                                                      -------------
            PHARMACEUTICALS -- 0.2%
                            Abbott Laboratories
                  10,000    3.500%, 02/17/09.........         9,677
                 100,000    3.750%, 03/15/11.........        94,445
                 100,000    5.875%, 05/15/16.........       103,003

           Principal
           Amount                                          Value
           ------------------------------------------------------------
                           AmerisourceBergen
                           Corp.
           $    555,000    5.625%, 09/15/12........... $     545,606
                385,000    5.875%, 09/15/15...........       376,444
                100,000    Bristol-Myers Squibb Co.
                           5.875%, 11/15/36...........        98,403
                           Cardinal Health, Inc.
                 10,000    4.000%, 06/15/15...........         8,866
                100,000    5.850%, 12/15/17...........        99,438
                 50,000    6.750%, 02/15/11...........        52,382
                 20,000    GlaxoSmithKline
                           Capital, Inc.
                           5.375%, 04/15/34...........        19,373
                           Hospira, Inc.
                 10,000    4.950%, 06/15/09...........         9,803
                 10,000    5.900%, 06/15/14...........         9,716
                           Merck & Co., Inc.
                 50,000    4.750%, 03/01/15...........        47,626
                100,000    5.750%, 11/15/36...........        98,926
                 25,000    Pfizer, Inc.
                           4.500%, 02/15/14...........        24,111
                           Schering-Plough Corp.
                 40,000    5.550%, 12/01/13...........        40,116
                130,000    6.750%, 12/01/33...........       141,001
                100,000    Teva Pharmaceutical
                           Finance LLC
                           5.550%, 02/01/16...........        97,782
                200,000    Warner-Lambert Co.
                           6.000%, 01/15/08...........       200,585
                           Wyeth
                150,000    5.500%, 03/15/13 -
                           02/01/14...................       150,836
                100,000    6.000%, 02/15/36...........       102,361
                                                       -------------
                                                           2,330,500
                                                       -------------
           REAL ESTATE -- 1.5%
                470,000    AMB Property LP
                           5.450%, 12/01/10...........       470,478
                500,000    AMB Property LP REIT
                           7.100%, 06/30/08...........       511,284

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

           Principal
           Amount                                          Value
           ------------------------------------------------------------
           $     50,000    Archstone-Smith
                           Operating Trust REIT
                           3.000%, 06/15/08........... $      48,311
                 50,000    AvalonBay
                           Communities, Inc. REIT
                           6.125%, 11/01/12...........        51,802
                 50,000    Boston Properties, Inc.
                           REIT
                           6.250%, 01/15/13...........        52,036
                           Brandywine Operating
                           Partnership LP REIT
                 15,000    4.500%, 11/01/09...........        14,603
                 15,000    5.400%, 11/01/14...........        14,727
                680,000    5.750%, 04/01/12...........       684,668
                100,000    6.000%, 04/01/16...........       101,742
                           Brookfield Asset
                           Management, Inc. Class A
                 50,000    7.125%, 06/15/12...........        53,273
                100,000    7.375%, 03/01/33...........       113,472
                           Colonial Realty LP
                100,000    5.500%, 10/01/15...........        97,518
              1,090,000    6.050%, 09/01/16...........     1,103,856
                           Developers Diversified
                           Realty Corp. REIT
                770,000    5.000%, 05/03/10...........       759,459
                520,000    5.375%, 10/15/12...........       515,010
                 25,000    Duke Realty LP
                           5.400%, 08/15/14...........        24,628
                           EOP Operating LP
                 50,000    4.650%, 10/01/10...........        49,652
                 50,000    7.875%, 07/15/31...........        58,925
              1,200,000    EOP Operating LP REIT
                           6.800%, 01/15/09...........     1,240,018
                           ERP Operating LP
                 25,000    4.750%, 06/15/09...........        24,596
                 50,000    5.250%, 09/15/14...........        49,440
                           Health Care Property
                           Investors, Inc. REIT
                160,000    5.650%, 12/15/13...........       157,843
              1,090,000    6.300%, 09/15/16...........     1,107,377

          Principal
          Amount                                            Value
          -----------------------------------------------------------
          $     20,000    Health Care, Inc. REIT
                          6.000%, 11/15/13............. $      19,958
                15,000    Healthcare Realty Trust,
                          Inc. REIT
                          5.125%, 04/01/14.............        14,313
                20,000    HRPT Properties Trust
                          REIT
                          6.250%, 08/15/16.............        20,615
                          iStar Financial, Inc. REIT
                20,000    4.875%, 01/15/09.............        19,777
                50,000    5.650%, 09/15/11.............        49,891
                50,000    5.875%, 03/15/16.............        49,558
                20,000    6.000%, 12/15/10.............        20,251
               950,000    Kimco Realty Corp.
                          REIT
                          5.584%, 11/23/15.............       943,918
               960,000    Liberty Property-LP
                          REIT
                          8.500%, 08/01/10.............     1,051,988
                          ProLogis REIT
               100,000    5.250%, 11/15/10.............        99,427
                30,000    5.500%, 03/01/13.............        29,905
               100,000    5.625%, 11/15/15.............        99,507
                50,000    Realty Income Corp. REIT
                          5.950%, 09/15/16.............        50,361
               780,000    Reckson Operating
                          Partnership LP REIT
                          6.000%, 03/31/16.............       761,226
                          Regency Centers LP REIT
               850,000    5.250%, 08/01/15.............       824,100
                10,000    6.750%, 01/15/12.............        10,534
                          Simon Property Group
                          LP REIT
               810,000    4.600%, 06/15/10.............       790,011
                75,000    4.875%, 03/18/10 -
                          08/15/10.....................        74,041
               100,000    5.000%, 03/01/12.............        98,240
               720,000    5.100%, 06/15/15.............       700,251
                75,000    5.250%, 12/01/16.............        73,079
               790,000    United Dominion Realty
                          Trust, Inc. REIT
                          6.050%, 06/01/13.............       799,504

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

             Principal
             Amount                                       Value
             ------------------------------------------------------
             $    100,000    Vornado Realty L.P.
                             REIT
                             5.600%, 02/15/11........ $      99,698
                   20,000    Weingarten Realty
                             Investments REIT
                             4.857%, 01/15/14........        19,175
                                                      -------------
                                                         14,024,046
                                                      -------------
             RETAIL -- 0.4%
                             Autozone, Inc.
                   50,000    5.500%, 11/15/15........        47,998
                   20,000    5.875%, 10/15/12........        20,038
                             CVS Corp.
                   40,000    4.000%, 09/15/09........        38,671
                  150,000    4.875%, 09/15/14........       143,379
                  460,000    6.036%, 12/10/28(a).....       458,096
                   85,000    Federated Department
                             Stores
                             6.625%, 04/01/11........        87,819
                  544,000    Federated Retail
                             Holdings, Inc.
                             5.900%, 12/01/16........       543,154
                             Home Depot, Inc.
                   80,000    3.750%, 09/15/09........        77,119
                   50,000    5.200%, 03/01/11........        49,738
                  100,000    5.250%, 12/16/13........        99,256
                  125,000    5.400%, 03/01/16........       122,256
                  100,000    5.875%, 12/16/36........        98,132
                             JC Penney Corp., Inc.
                   50,000    7.400%, 04/01/37........        54,504
                   50,000    7.950%, 04/01/17........        56,110
                             Limited Brands
                   25,000    5.250%, 11/01/14........        23,753
                   25,000    6.125%, 12/01/12........        25,274
                             Lowe's Cos., Inc.
                  100,000    5.500%, 10/15/35........        92,919
                   50,000    8.250%, 06/01/10........        54,641
                             May Department
                             Stores Co.
                   50,000    4.800%, 07/15/09........        49,202
                   50,000    5.750%, 07/15/14........        48,909

            Principal
            Amount                                         Value
            --------------------------------------------------------
            $     20,000    McDonald's Corp.
                            5.750%, 03/01/12.......... $      20,502
                            Target Corp.
                 520,000    4.000%, 06/15/13..........       483,495
                  30,000    5.400%, 10/01/08..........        30,134
                  50,000    7.000%, 07/15/31..........        57,832
                            Wal-Mart Stores, Inc.
                  50,000    4.000%, 01/15/10..........        48,449
                 100,000    4.550%, 05/01/13..........        96,388
                 150,000    5.250%, 09/01/35..........       137,745
                 500,000    6.875%, 08/10/09..........       520,913
                                                       -------------
                                                           3,586,426
                                                       -------------
            SAVINGS & LOAN -- 0.1%
                  50,000    AmSouth Bank NA
                            4.850%, 04/01/13..........        48,354
                  50,000    Charter One Bank FSB
                            6.375%, 05/15/12..........        52,766
                  25,000    Greenpoint Financial
                            Corp.
                            3.200%, 06/06/08..........        24,143
                 250,000    Washington Mutual
                            Bank
                            6.875%, 06/15/11..........       263,590
                            Washington Mutual, Inc.
                  50,000    4.000%, 01/15/09..........        48,749
                  25,000    4.375%, 01/15/08..........        24,743
                  10,000    World Savings
                            Bank FSB
                            4.500%, 06/15/09..........         9,815
                                                       -------------
                                                             472,160
                                                       -------------
            SOFTWARE -- 0.1%
                  50,000    Dun & Bradstreet Corp.
                            5.500%, 03/15/11..........        50,125
                            First Data Corp.
                 150,000    3.375%, 08/01/08..........       145,438
                 150,000    4.950%, 06/15/15..........       142,632
                 200,000    Oracle Corp.
                            5.000%, 01/15/11..........       197,987
                                                       -------------
                                                             536,182
                                                       -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

           Principal
           Amount                                          Value
           ---------------------------------------------------------
           TELECOMMUNICATIONS -- 2.9%
                           ALLTEL Corp.
           $     35,000    7.000%, 07/01/12........... $      36,361
                 50,000    7.875%, 07/01/32...........        52,321
                           America Movil SA de CV
                 10,000    4.125%, 03/01/09...........         9,731
                100,000    5.500%, 03/01/14...........        97,752
                 50,000    6.375%, 03/01/35...........        48,782
                200,000    AT&T Corp.
                           8.000%, 11/15/31...........       248,136
                           AT&T Wireless Services,
                           Inc.
                840,000    7.875%, 03/01/11...........       916,245
              1,000,000    8.750%, 03/01/31...........     1,299,565
                910,000    AT&T, Inc.
                           5.300%, 11/15/10...........       910,126
                           BellSouth Corp.
                 50,000    4.200%, 09/15/09...........        48,607
                240,000    4.750%, 11/15/12#..........       231,605
                 50,000    5.200%, 09/15/14...........        48,796
                150,000    6.000%, 11/15/34...........       144,017
                 25,000    6.550%, 06/15/34...........        25,628
                           British
                           Telecommunications PLC
                150,000    8.125%, 12/15/10(b)........       167,402
                150,000    8.625%, 12/15/30(b)........       205,181
                 40,000    CenturyTel, Inc.
                           7.875%, 08/15/12...........        43,379
                 30,000    Cingular Wireless LLC
                           6.500%, 12/15/11...........        31,435
                           Cisco Systems, Inc.
                150,000    5.250%, 02/22/11...........       150,376
                100,000    5.500%, 02/22/16...........       100,064
                           Deutsche Telekom
                           International Finance BV
                150,000    5.250%, 07/22/13...........       146,445
                460,000    5.750%, 03/23/16#..........       453,241
                950,000    8.000%, 06/15/10...........     1,028,691
                750,000    8.250%, 06/15/30...........       922,005

            Principal
            Amount                                        Value
            -------------------------------------------------------
            $    150,000    9.250%, 06/01/32......... $     196,034
                            Embarq Corp.
                  50,000    6.738%, 06/01/13.........        51,175
                 995,000    7.082%, 06/01/16.........     1,012,930
                  50,000    7.995%, 06/01/36.........        52,031
                            France Telecom SA
               1,130,000    7.750%, 03/01/11.........     1,230,879
                 610,000    8.500%, 03/01/31.........       800,764
                            GTE Corp.
                 100,000    6.940%, 04/15/28.........       104,842
                  48,000    7.510%, 04/01/09.........        50,061
                 100,000    GTE North, Inc.
                            5.650%, 11/15/08.........       100,300
                  50,000    Harris Corp.
                            5.000%, 10/01/15.........        47,021
                            Nextel Communications,
                            Inc.
                 125,000    6.875%, 10/31/13.........       126,291
                 525,000    7.375%, 08/01/15.........       538,348
                  50,000    Pacific Bell
                            7.125%, 03/15/26.........        53,880
                            Royal KPN NV
                 630,000    8.000%, 10/01/10.........       679,760
                 100,000    8.375%, 10/01/30.........       114,576
                            SBC Communications,
                            Inc.
                 150,000    4.125%, 09/15/09.........       145,688
               2,270,000    5.100%, 09/15/14.........     2,204,054
                  50,000    5.625%, 06/15/16.........        49,770
                  50,000    6.450%, 06/15/34.........        50,741
                            Sprint Capital Corp.
                 100,000    6.875%, 11/15/28.........       100,101
                 420,000    8.375%, 03/15/12.........       466,781
               1,270,000    8.750%, 03/15/32.........     1,528,586
                 910,000    Sprint Nextel Corp.
                            6.000%, 12/01/16.........       886,911
               1,560,000    TCI Communications
                            Finance
                            9.650%, 03/31/27.........     1,645,948

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

           Principal
           Amount                                           Value
           ----------------------------------------------------------
                           Telecom Italia Capital SA
           $     50,000    4.000%, 01/15/10............ $      47,745
                170,000    4.950%, 09/30/14............       157,495
                935,000    5.250%, 11/15/13 -
                           10/01/15....................       878,915
                 50,000    6.000%, 09/30/34............        45,348
              1,220,000    6.200%, 07/18/11............     1,238,022
                 50,000    6.375%, 11/15/33............        47,241
                           Telefonica Emisones
                           SAU
                960,000    6.421%, 06/20/16............       990,353
                710,000    7.045%, 06/20/36............       754,139
                           Telefonica Europe BV
                200,000    7.750%, 09/15/10............       214,809
                270,000    8.250%, 09/15/30............       321,680
                           Telefonos de Mexico SA
                 50,000    4.750%, 01/27/10............        48,881
                100,000    5.500%, 01/27/15............        97,346
                100,000    Telus Corp.
                           8.000%, 06/01/11............       109,354
                100,000    Verizon Florida, Inc.
                           6.125%, 01/15/13............       102,100
                           Verizon Global
                           Funding Corp.
                 50,000    4.000%, 01/15/08............        49,331
                 55,000    6.875%, 06/15/12#...........        58,743
                200,000    7.250%, 12/01/10............       213,191
              1,710,000    7.750%, 12/01/30............     2,005,791
                100,000    Verizon Maryland, Inc.
                           6.125%, 03/01/12............       102,386
                 30,000    Verizon New
                           England, Inc.
                           6.500%, 09/15/11............        30,844
                           Vodafone Group PLC
                200,000    7.750%, 02/15/10............       213,137
                100,000    7.875%, 02/15/30............       117,324
                                                        -------------
                                                           27,447,538
                                                        -------------

            Principal
            Amount                                        Value
            -------------------------------------------------------
            TRANSPORTATION -- 0.1%
                            Burlington Northern
                            Santa Fe Corp.
            $     50,000    4.875%, 01/15/15......... $      47,961
                 175,000    7.125%, 12/15/10.........       186,298
                  25,000    Canadian National
                            Railway Co.
                            4.250%, 08/01/09.........        24,434
                            CSX Corp.
                  50,000    6.000%, 10/01/36.........        49,993
                 100,000    7.950%, 05/01/27.........       123,255
                            FedEx Corp.
                  25,000    3.500%, 04/01/09.........        24,011
                  40,000    5.500%, 08/15/09.........        40,152
                  35,000    Kowloon Canton
                            Railway Corp.
                            8.000%, 03/15/10.........        37,821
                  50,000    MTR Corp.
                            7.500%, 02/04/09.........        52,343
                 200,000    Norfolk Southern Corp.
                            7.250%, 02/15/31.........       233,585
                            Union Pacific Corp.
                  20,000    5.375%, 05/01/14.........        19,857
                  10,000    6.500%, 04/15/12.........        10,502
                                                      -------------
                                                            850,212
                                                      -------------
            UTILITIES- ELECTRIC -- 1.8%
               1,335,000    Abu Dhabi National
                            Energy Co.
                            6.500%, 10/27/36(a)#.....     1,376,958
                  25,000    Alabama Power Co.
                            3.125%, 05/01/08.........        24,290
                            Appalachian Power Co.
                 100,000    5.000%, 06/01/17.........        93,750
                  50,000    5.800%, 10/01/35.........        47,231
                            Arizona Public Service
                  25,000    5.800%, 06/30/14.........        24,943
                  50,000    6.500%, 03/01/12.........        51,652

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

           Principal
           Amount                                          Value
           ---------------------------------------------------------
                           Baltimore Gas & Electric
           $     25,000    5.900%, 10/01/16(a)........ $      25,111
                515,000    6.350%, 10/01/36(a)........       525,724
                 50,000    Centerpoint Energy
                           Houston
                           5.750%, 01/15/14...........        50,119
                 20,000    Cincinnati Gas &
                           Electric
                           5.700%, 09/15/12...........        20,188
                 10,000    Cleveland Electric
                           Illuminating Co.
                           5.650%, 12/15/13...........         9,967
                 50,000    Commonwealth
                           Edison Co.
                           5.400%, 12/15/11...........        49,605
                 50,000    Consolidated Edison Co.
                           of New York
                           4.700%, 06/15/09...........        49,419
                 15,000    Constellation Energy
                           Group, Inc.
                           7.600%, 04/01/32...........        17,520
                           Consumers Energy Co.
                 20,000    4.000%, 05/15/10...........        19,117
                 25,000    4.250%, 04/15/08...........        24,619
                 50,000    5.150%, 02/15/17...........        47,507
                 25,000    5.375%, 04/15/13...........        24,758
                 25,000    5.500%, 08/15/16...........        24,545
                 20,000    Dayton Power &
                           Light Co.
                           5.125%, 10/01/13...........        19,660
                           Dominion Resources, Inc.
                130,000    4.125%, 02/15/08...........       128,060
                 50,000    4.750%, 12/15/10...........        48,851
                220,000    5.125%, 12/15/09...........       218,596
                 65,000    5.250%, 08/01/33...........        63,647
                 50,000    5.600%, 11/15/16...........        49,593
                230,000    5.700%, 09/17/12...........       232,607
                 15,000    6.750%, 12/15/32...........        16,272
                100,000    7.195%, 09/15/14...........       109,731
                100,000    Duke Energy Corp.
                           5.300%, 10/01/15...........        99,041

            Principal
            Amount                                         Value
            --------------------------------------------------------
            $     50,000    Empresa Nacional de
                            Electricidad SA
                            8.500%, 04/01/09.......... $      53,087
                  30,000    Energy East Corp.
                            6.750%, 06/15/12..........        31,464
                            Exelon Corp.
                  50,000    4.450%, 06/15/10..........        48,365
                 470,000    5.625%, 06/15/35..........       442,721
                 200,000    Exelon Generation Co.
                            LLC 6.950%, 06/15/11......       210,694
                            FirstEnergy Corp.
                 100,000    6.450%, 11/15/11..........       104,281
               1,230,000    7.375%, 11/15/31..........     1,400,768
                            Florida Power &
                            Light Co.
                 250,000    4.850%, 02/01/13..........       244,619
                  75,000    4.950%, 06/01/35..........        66,694
                 100,000    5.400%, 09/01/35..........        95,171
                            Florida Power Corp.
                  50,000    4.500%, 06/01/10..........        48,609
                  50,000    4.800%, 03/01/13..........        48,448
                            Hydro-Quebec
                 500,000    6.300%, 05/11/11..........       522,628
                 100,000    8.050%, 07/07/24..........       129,563
                  20,000    Jersey Central Power
                            & Light
                            5.625%, 05/01/16..........        19,908
                 550,000    Korea Electric
                            Power Corp.
                            4.250%, 09/12/07(a).......       545,163
                  15,000    Metropolitan Edison Co.
                            4.875%, 04/01/14..........        14,292
                            MidAmerican Energy Co.
                  15,000    4.650%, 10/01/14..........        14,197
                 100,000    5.125%, 01/15/13..........        98,559
                  50,000    5.800%, 10/15/36..........        49,125
                  50,000    6.750%, 12/30/31..........        55,413

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

             Principal
             Amount                                       Value
             ------------------------------------------------------
                           MidAmerican Energy
                           Holdings Co.
             $   80,000    3.500%, 05/15/08.......... $      78,003
                 50,000    5.000%, 02/15/14..........        48,149
                 50,000    6.125%, 04/01/36..........        50,403
              1,050,000    Niagara Mohawk Power
                           Corp.
                           7.750%, 10/01/08..........     1,088,113
                           Nisource Finance Corp.
                 50,000    5.400%, 07/15/14..........        48,448
                100,000    5.450%, 09/15/20..........        93,135
                100,000    Northern States Power
                           Corp.
                           5.250%, 07/15/35..........        92,962
                           Oncor Electric Delivery
                           Co.
                 70,000    6.375%, 01/15/15..........        72,154
                160,000    7.000%, 09/01/22 -
                           05/01/32..................       173,933
                           Pacific Gas & Electric
                           Co.
                 15,000    3.600%, 03/01/09..........        14,489
                 20,000    4.200%, 03/01/11..........        19,149
                 25,000    4.800%, 03/01/14..........        23,963
                315,000    6.050%, 03/01/34..........       317,701
                 50,000    Pacificorp
                           5.250%, 06/15/35..........        45,768
                 50,000    Peco Energy Co.
                           3.500%, 05/01/08..........        48,817
                 80,000    PPL Electric Utilities
                           Corp.
                           6.250%, 08/15/09..........        81,843
                           PPL Energy Supply LLC
                 25,000    5.400%, 08/15/14..........        24,528
                100,000    6.400%, 11/01/11..........       103,526
                           PSE&G Power LLC
              1,145,000    3.750%, 04/01/09..........     1,105,795
                 20,000    5.000%, 04/01/14..........        19,077
                 25,000    5.500%, 12/01/15..........        24,469
                150,000    7.750%, 04/15/11..........       162,075
                100,000    PSI Energy, Inc.
                           5.000%, 09/15/13..........        96,637

            Principal
            Amount                                         Value
            --------------------------------------------------------
                          Public Service Co. of
                          Colorado
            $   50,000    4.375%, 10/01/08............ $      49,194
                35,000    7.875%, 10/01/12............        39,269
                          Public Service Electric &
                          Gas Co.
                50,000    4.000%, 11/01/08............        48,820
                25,000    5.000%, 08/15/14............        24,278
               100,000    Puget Sound Energy,
                          Inc.
                          6.274%, 03/15/37............       101,474
                          Scottish Power PLC
                50,000    4.910%, 03/15/10............        49,280
                25,000    5.810%, 03/15/25............        24,735
                50,000    South Carolina Electric
                          & Gas
                          5.300%, 05/15/33............        46,993
                          Southern California
                          Edison Co.
                50,000    5.000%, 01/15/16............        48,246
                50,000    5.625%, 02/01/36............        48,400
                40,000    6.000%, 01/15/34............        40,782
               600,000    Southwestern Public
                          Service Co.
                          6.000%, 10/01/36............       593,775
                          TXU Corp.
             1,100,000    4.800%, 11/15/09............     1,073,533
               320,000    5.550%, 11/15/14............       303,789
               835,000    6.550%, 11/15/34#...........       780,915
             2,190,000    TXU Energy Co. LLC
                          7.000%, 03/15/13............     2,291,524
                15,000    Union Electric Co.
                          5.100%, 10/01/19............        13,950
                          Virginia Electric &
                          Power Co.
               200,000    4.750%, 03/01/13............       192,061
               100,000    5.400%, 01/15/16............        98,679
                30,000    Wisconsin Electric
                          Power
                          4.500%, 05/15/13............        28,471
                25,000    Wisconsin Electric
                          Power Co.
                          5.700%, 12/01/36............        24,803
                                                       -------------
                                                          17,492,958
                                                       -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

             Principal
             Amount                                       Value
             ------------------------------------------------------
             UTILITIES- GAS -- 0.0%
             $   20,000    AGL Capital Corp.
                           6.000%, 10/01/34.......... $      18,940
                 30,000    Atmos Energy Corp.
                           5.125%, 01/15/13..........        28,970
                200,000    KeySpan Corp.
                           7.625%, 11/15/10..........       214,915
                 50,000    Oneok, Inc.
                           6.000%, 06/15/35..........        46,079
                 50,000    Sempra Energy
                           4.750%, 05/15/09..........        49,382
                 50,000    Southern California Gas
                           Co. 4.375%, 01/15/11......        48,387
                 20,000    Southern Union Co.
                           7.600%, 02/01/24..........        20,747
                                                      -------------
                                                            427,420
                                                      -------------
             UTILITIES- WATER -- 0.0%
                           United Utilities PLC
                 25,000    4.550%, 06/19/18..........        22,107
                 50,000    5.375%, 02/01/19..........        47,390
                                                      -------------
                                                             69,497
                                                      -------------
             TOTAL CORPORATE BONDS & NOTES
              (Cost $372,944,319 )                      376,200,617
                                                      -------------
             U.S. GOVERNMENT & AGENCY
              OBLIGATIONS -- 61.1%
             FEDERAL FARM CREDIT BANK -- 0.1%
                           Federal Farm Credit
                           Bank
                100,000    3.000%, 04/15/08..........        97,356
                100,000    4.125%, 07/17/09..........        97,936
                200,000    4.250%, 10/10/08..........       197,401
                200,000    4.875%, 02/18/11..........       199,277
                100,000    5.000%, 10/23/09..........       100,009
                                                      -------------
                                                            691,979
                                                      -------------

               Principal
               Amount                                   Value
               --------------------------------------------------
               FEDERAL HOME LOAN BANK SYSTEM -- 1.2%
                             Federal Home Loan
                             Bank System
               $1,590,000    3.625%,
                             01/15/08 - 11/14/08... $   1,552,943
                  500,000    3.750%, 08/18/09......       485,189
                  300,000    3.875%, 08/22/08#.....       294,405
                  500,000    4.000%, 03/10/08......       493,279
                1,250,000    4.250%,
                             09/26/08 - 11/02/10...     1,230,753
                  750,000    4.375%, 03/17/10......       737,458
                  500,000    4.500%, 09/16/13......       486,505
                  300,000    4.625%, 01/18/08......       298,217
                   50,000    4.650%, 08/22/08......        49,669
                1,200,000    5.000%,
                             10/16/09 - 10/13/11...     1,200,710
                1,000,000    5.125%, 08/08/08......     1,000,676
                  500,000    5.250%, 06/10/11......       505,938
                  700,000    5.375%,
                             10/02/08 - 08/15/18...       705,076
                  640,000    5.400%, 01/02/09......       639,043
                  600,000    5.500%,
                             08/28/08 - 10/19/16...       599,636
                  100,000    5.550%, 10/19/09......        99,874
                   75,000    5.625%, 06/13/16......        77,189
                  500,000    6.000%, 04/25/16......       502,555
                                                    -------------
                                                       10,959,115
                                                    -------------
               FEDERAL HOME LOAN MORTGAGE CORP. -- 8.5%
                             Federal Home Loan
                             Mortgage Corp.
                1,000,000    2.750%, 03/15/08......       972,119
                  825,424    4.000%,
                             11/01/19 - 02/01/20...       776,918
                1,000,000    4.125%, 07/12/10......       974,504
                  250,000    4.250%, 05/23/08......       247,134
                  250,000    4.375%, 07/17/15......       239,576

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

               Principal
               Amount                                  Value
               -------------------------------------------------
               $1,885,579    4.500%, 11/15/11 -
                             08/01/35............. $   1,799,075
                  250,000    4.625%, 12/19/08.....       248,156
                2,570,000    4.650%, 10/10/13.....     2,477,431
                  450,000    4.750%, 01/18/11.....       447,016
                1,500,000    4.875%, 02/17/09 -
                             11/15/13.............     1,492,562
               27,718,339    5.000%, 01/30/14 -
                             TBA..................    26,779,405
                  100,000    5.050%, 01/26/15.....        99,978
                  200,000    5.100%, 03/14/08.....       199,692
                  890,000    5.125%, 10/15/08 -
                             05/13/13.............       890,566
                  100,000    5.200%, 03/05/19.....        97,221
                1,940,000    5.250%, 02/24/11 -
                             04/18/16.............     1,955,981
                  710,000    5.300%, 05/12/20.....       677,621
                  100,000    5.375%, 12/27/11.....        99,680
                1,010,000    5.450%, 09/02/11 -
                             11/21/13.............     1,007,178
               22,030,182    5.500%, 04/24/09 -
                             TBA..................    21,880,268
                  540,000    5.550%, 12/11/08 -
                             10/04/16.............       540,383
                  350,000    5.600%, 09/26/13 -
                             10/17/13.............       350,247
                  170,000    5.625%, 03/15/11#....       174,368
                1,040,000    5.625%, 11/23/35.....     1,002,075
                9,646,969    6.000%, 06/15/11 -
                             TBA..................     9,757,586
                  400,000    6.250%, 07/15/32.....       460,340
                3,094,528    6.500%, 05/01/29 -
                             TBA..................     3,156,486
                1,500,000    6.875%, 09/15/10.....     1,597,798
                  710,303    7.000%, 05/01/30 -
                             12/01/33.............       730,092
                  213,267    7.500%, 09/01/29 -
                             05/01/31.............       222,117
                  199,184    8.000%, 07/01/30 -
                             05/01/31.............       209,322
                                                   -------------
                                                      81,562,895
                                                   -------------

              Principal
              Amount                                    Value
              ---------------------------------------------------
              FEDERAL HOME LOAN PC -- 0.8%
                            Federal Home Loan PC
              $2,829,689    4.500%, 12/01/18 -
                            03/01/36............... $   2,713,568
               2,967,808    5.000%, 02/01/19 -
                            07/01/19...............     2,919,477
               1,611,520    6.500%, 08/01/26.......     1,644,914
                                                    -------------
                                                        7,277,959
                                                    -------------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION -- 26.3%
                            Federal National
                            Mortgage Association
                 230,000    2.710%, 01/30/07.......       229,560
                 100,000    3.125%, 03/16/09.......        96,108
                 500,000    3.375%, 12/15/08.......       484,742
               1,200,000    3.875%, 07/15/08.......     1,178,788
               2,205,344    4.000%, 05/01/19 -
                            10/01/20...............     2,078,159
                 350,000    4.200%, 03/24/08 -
                            06/08/09...............       343,973
               1,000,000    4.250%, 05/15/09.......       983,990
              17,649,812    4.500%, 06/01/18 -
                            TBA....................    16,834,846
               2,370,000    4.610%, 10/10/13.......     2,281,002
                 800,000    4.625%, 10/15/14.......       781,398
               1,000,000    4.750%, 08/25/08.......       994,922
              62,384,885    5.000%, 09/15/08 -
                            TBA....................    60,621,997
               1,200,000    5.125%, 04/15/11.......     1,208,581
                 730,000    5.200%, 11/08/10.......       726,738
                 500,000    5.250%, 09/15/16.......       509,039
                 150,000    5.400%, 04/13/09#......       149,971
                 100,000    5.450%, 10/18/21.......        99,427
              82,374,678    5.500%, 09/29/08 -
                            TBA....................    81,624,388

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

             Principal
             Amount                                      Value
             --------------------------------------------------------
             $    100,000    5.625%, 11/15/21....... $      98,408
                  100,000    5.750%, 02/17/22.......        96,807
                  200,000    5.800%, 02/09/26.......       197,843
               45,782,630    6.000%, 10/01/08 -
                             TBA....................    46,168,213
                  100,000    6.070%, 05/12/16.......       100,656
                  100,000    6.250%, 01/25/21.......        99,277
               26,533,823    6.500%, 05/01/16 -
                             TBA....................    27,081,449
                  840,000    6.625%, 09/15/09 -
                             11/15/30...............       889,850
                3,900,972    7.000%, 01/01/28 -
                             08/01/36...............     4,009,525
                  500,000    7.250%, 05/15/30.......       637,983
                  489,643    7.500%, 10/01/15 -
                             03/01/31...............       509,169
                  179,477    8.000%, 07/01/25.......       188,282
                   39,078    8.500%, 12/01/26 -
                             07/01/27...............        41,979
                                                     -------------
                                                       251,347,070
                                                     -------------
             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- 6.0%
                             Government National
                             Mortgage Association
                  630,695    4.500%, 09/15/33 -
                             10/15/33...............       596,830
               18,398,173    5.000%, 07/15/33 -
                             TBA....................    17,910,890
               19,095,825    5.500%, 02/15/33 -
                             TBA....................    19,007,853
               17,328,441    6.000%, 02/15/26 -
                             TBA....................    17,583,128
                1,710,685    6.500%, 08/15/28 -
                             TBA....................     1,757,428
                  457,502    7.000%, 01/15/23 -
                             04/15/29...............       472,606

            Principal
            Amount                                        Value
            ----------------------------------------------------------
            $    306,565    7.500%, 10/15/22 -
                            09/15/29................. $     320,015
                  73,345    8.000%, 10/15/29 -
                            07/15/30.................        77,733
                                                      -------------
                                                         57,726,483
                                                      -------------
            TENNESSEE VALLEY AUTHORITY -- 0.0%
                            Tennessee Valley
                            Authority
                 100,000    4.375%, 06/15/15.........        95,881
                  25,000    4.650%, 06/15/35.........        22,952
                 100,000    6.150%, 01/15/38.........       114,467
                  50,000    6.250%, 12/15/17.........        55,049
                 125,000    6.750%, 11/01/25.........       148,321
                                                      -------------
                                                            436,670
                                                      -------------
            U.S. TREASURY BONDS -- 3.3%
                            United States Treasury
                            Bonds
                 580,000    3.361%, 11/15/21(c)#.....       279,070
               9,655,000    4.500%, 02/15/36#........     9,181,306
               1,200,000    5.250%, 02/15/29.........     1,258,500
                 250,000    5.375%, 02/15/31.........       267,793
                 700,000    6.000%, 02/15/26.........       793,899
                 900,000    6.125%, 11/15/27.........     1,044,211
               1,950,000    6.250%, 08/15/23 -
                            05/15/30.................     2,294,773
                 400,000    6.500%, 11/15/26.........       480,500
                 400,000    6.875%, 08/15/25.........       495,188
                 500,000    7.125%, 02/15/23.........       622,422
               2,900,000    7.250%, 05/15/16 -
                            08/15/22.................     3,532,321
                 850,000    7.500%, 11/15/16.........     1,032,883
                 400,000    7.625%, 02/15/25.........       529,406
               2,750,000    8.125%, 08/15/19 -
                            08/15/21.................     3,627,987
               2,700,000    8.750%, 05/15/17 -
                            08/15/20.................     3,631,547

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

             Principal
             Amount                                       Value
             ------------------------------------------------------
             $  350,000    8.875%, 08/15/17.......... $     468,207
                500,000    9.125%, 05/15/18..........       687,696
                150,000    10.375%, 11/15/12.........       156,668
                800,000    12.000%, 08/15/13.........       888,562
                400,000    13.250%, 05/15/14.........       475,297
                                                      -------------
                                                         31,748,236
                                                      -------------
             U.S. TREASURY INFLATION INDEXED
             BONDS -- 1.2%
                           United States Treasury
                           Inflation Indexed Bonds
              1,545,381    0.875%, 04/15/10(e)#......     1,465,094
                351,782    1.875%, 07/15/13(e).......       339,855
                 54,636    2.000%, 01/15/14(e).......        53,074
                192,805    2.000%, 07/15/14(e)#......       187,134
              2,463,622    2.375%, 01/15/25(e).......     2,452,747
                500,320    3.375%, 01/15/12(e).......       522,345
              4,843,559    3.625%, 04/15/28(e).......     5,848,031
                737,268    3.875%, 01/15/09 -
                           04/15/29(e)#..............       894,194
                                                      -------------
                                                         11,762,474
                                                      -------------
             U.S. TREASURY INFLATION INDEXED
             NOTES -- 1.3%
                           United States Treasury
                           Inflation Indexed Notes
                249,127    1.875%, 07/15/15(e).......       238,744
              6,480,074    2.000%, 01/15/16(e).......     6,256,816
              4,679,258    2.375%, 04/15/11(e)#......     4,660,616
              1,319,710    2.500%, 07/15/16(e)#......     1,329,710
                                                      -------------
                                                         12,485,886
                                                      -------------
             U.S. TREASURY NOTES -- 12.4%
                           United States
                           Treasury Notes
              1,975,000    2.625%, 05/15/08..........     1,916,058
              2,000,000    2.625%, 03/15/09#.........     1,911,328
             11,250,000    3.125%, 09/15/08#.........    10,937,992
              1,500,000    3.125%, 04/15/09..........     1,446,913
              1,500,000    3.250%, 08/15/08..........     1,462,968

               Principal
               Amount                                   Value
               --------------------------------------------------
               $ 3,000,000    3.375%, 02/15/08 -
                              10/15/09............. $   2,920,860
                 2,300,000    3.500%, 08/15/09 -
                              02/15/10.............     2,224,271
                 1,415,000    3.625%, 07/15/09#....     1,377,691
                 1,600,000    3.625%, 01/15/10 -
                              06/15/10.............     1,549,024
                 6,500,000    3.750%, 05/15/08#....     6,400,472
                 7,500,000    3.875%, 09/15/10#....     7,290,525
                 3,000,000    3.875%, 07/15/10 -
                              02/15/13.............     2,887,656
                 4,850,000    4.000%, 06/15/09 -
                              02/15/14.............     4,723,154
                 1,950,000    4.125%, 08/15/10 -
                              05/15/15.............     1,893,201
                 4,700,000    4.250%, 08/15/13 -
                              11/15/14.............     4,570,163
                 4,250,000    4.375%, 12/15/10#....     4,201,027
                 2,478,000    4.375%, 01/31/08 -
                              08/15/12.............     2,455,165
                14,300,000    4.500%, 02/15/09 -
                              11/15/15.............    14,172,104
                 1,000,000    4.625%, 03/31/08.....       995,742
                 4,630,000    4.625%, 11/15/09 -
                              11/15/16#............     4,612,915
                 5,900,000    4.750%, 11/15/08 -
                              05/15/14.............     5,899,129
                 6,300,000    4.875%, 05/31/08 -
                              02/15/12.............     6,327,305
                10,360,000    4.875%, 08/15/09 -
                              08/15/16#............    10,424,199
                 1,400,000    5.000%, 02/15/11 -
                              08/15/11.............     1,418,094
                11,490,000    5.125%, 06/30/11#....    11,683,894
                 1,000,000    5.500%, 02/15/08 -
                              05/15/09.............     1,011,134
                 1,000,000    5.625%, 05/15/08.....     1,009,141
                   400,000    5.750%, 08/15/10.....       413,797
                                                    -------------
                                                      118,135,922
                                                    -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

             Principal
             Amount                                      Value
             -----------------------------------------------------
             TOTAL U.S. GOVERNMENT & AGENCY
              OBLIGATIONS
              (Cost $587,380,318)................... $ 584,134,689
                                                     -------------
             FOREIGN GOVERNMENT OBLIGATIONS -- 1.0%
             $  50,000    Hellenic Republic
                          6.950%, 03/04/08..........        51,022
               250,000    Malaysia
                          7.500%, 07/15/11..........       272,046
               100,000    Poland Government
                          International Bond
                          5.000%, 10/19/15..........        98,257
                50,000    Province of British
                          Columbia
                          4.300%, 05/30/13..........        48,212
                          Province of Manitoba
                50,000    4.450%, 04/12/10..........        49,067
               200,000    9.625%, 12/01/18..........       276,980
                20,000    Province of Nova Scotia
                          5.750%, 02/27/12..........        20,591
                          Province of Ontario
               100,000    3.125%, 05/02/08..........        97,317
                50,000    3.625%, 10/21/09..........        48,135
               100,000    4.500%, 02/03/15..........        96,655
                50,000    5.450%, 04/27/16..........        51,325
                          Province of Quebec
                50,000    4.600%, 05/26/15..........        48,084
                50,000    4.875%, 05/05/14..........        49,231
               200,000    7.125%, 02/09/24..........       237,557
                50,000    7.500%, 09/15/29..........        63,443
               100,000    Region of Lombardy
                          5.804%, 10/25/32..........       103,383
               100,000    Republic of Egypt
                          4.450%, 09/15/15..........        96,631
                          Republic of Chile
                50,000    5.500%, 01/15/13..........        50,370
                20,000    7.125%, 01/11/12..........        21,540
                50,000    Republic of Hungary
                          4.750%, 02/03/15..........        48,026

             Principal
             Amount                                      Value
             -----------------------------------------------------
                           Republic of Italy
             $  100,000    3.250%, 05/15/09......... $      96,114
                500,000    4.000%, 06/16/08.........       491,692
                250,000    4.375%, 06/15/13.........       240,037
                200,000    6.875%, 09/27/23.........       230,878
                           Republic of Korea
                 30,000    4.250%, 06/01/13.........        28,294
                 50,000    4.875%, 09/22/14.........        48,486
                100,000    5.625%, 11/03/25.........       100,106
                100,000    8.875%, 04/15/08.........       104,822
                           Republic of Poland
                 50,000    5.250%, 01/15/14.........        49,929
                 25,000    6.250%, 07/03/12.........        26,207
              2,090,000    Russian Federation
                           5.000%, 03/31/30(d)......     2,359,401
                           South African Republic
                 35,000    6.500%, 06/02/14.........        36,794
                100,000    7.375%, 04/25/12.........       107,500
                           State of Israel
                100,000    4.625%, 06/15/13.........        95,157
                295,000    5.500%, 11/09/16 -
                           04/26/24.................       304,311
                           United Mexican States
                150,000    4.625%, 10/08/08.........       148,125
                112,000    5.625%, 01/15/17.........       112,112
                200,000    6.375%, 01/16/13.........       210,300
                 30,000    6.625%, 03/03/15.........        32,205
                 75,000    6.750%, 09/27/34.........        81,000
              1,086,000    7.500%, 04/08/33.........     1,281,480
                 50,000    8.000%, 09/24/22.........        61,100
                 75,000    8.125%, 12/30/19.........        91,125
                470,000    8.300%, 08/15/31#........       600,895
                300,000    8.375%, 01/14/11.........       333,750
                 75,000    11.375%, 09/15/16........       108,000
                 20,000    11.500%, 05/15/26........        32,350
                                                     -------------
             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
              (Cost $8,534,405).....................     9,240,042
                                                     -------------
             COMMON STOCKS -- 0.0%

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)


             Shares                                      Value
             -----------------------------------------------------
                  1,732    Applied Extrusion
                           Technologies, Inc.
                           Class B(f)*#............. $       6,928
                    880    Globix Corp.(f)..........             0
                367,973    Home Interiors &
                           Gifts, Inc.(f)...........        99,353
                                                     -------------
             TOTAL COMMON STOCKS
              (Cost $213,037).......................       106,281
                                                     -------------
             PREFERRED STOCKS -- 0.0%
                 14,600    General Motors
                           Acceptance Corp.
                           Class B (Conv Ratio
                           0.3852:1) 5.250%.........       309,374
                                                     -------------
             TOTAL PREFERRED STOCKS
              (Cost $273,686).......................       309,374
                                                     -------------

             Principal
             Amount
             ---------
             MUNICIPALS -- 0.1%
             CALIFORNIA -- 0.0%
             $   50,000    Alameda Corridor
                           Transportation
                           Authority (MBIA)
                           6.600%, 10/01/29.........        56,170
                                                     -------------
             ILLINOIS -- 0.0%
                 50,000    State of Illinois G.O.
                           4.950%, 06/01/23.........        47,824
                 50,000    State of Illinois G.O.
                           5.100%, 06/01/33.........        47,920
                                                     -------------
                                                            95,744
                                                     -------------
             NEW JERSEY -- 0.1%
                100,000    New Jersey Economic
                           Development Authority,
                           Ser. A (MBIA)
                           7.425%, 02/15/29.........       123,957

            Principal
            Amount                                        Value
            -------------------------------------------------------
            $   95,000    New Jersey State
                          Turnpike Authority Rev.
                          Bond Unrefunded
                          Balance, Ser. B
                          (AMBAC)
                          4.252%, 01/01/16........... $      89,439
                                                      -------------
                                                            213,396
                                                      -------------
            OREGON -- 0.0%
                50,000    Oregon School Boards
                          Association, Rev.Bond
                          (FSA)
                          5.528%, 06/30/28...........        49,369
                50,000    State of Oregon G.O.
                          5.762%, 06/01/23...........        51,456
               100,000    State of Oregon G.O.
                          5.892%, 06/01/27...........       104,587
                                                      -------------
                                                            205,412
                                                      -------------
            WISCONSIN -- 0.0%
                50,000    State of Wisconsin, Rev.
                          Bond, Ser. A (FSA)
                          5.700%, 05/01/26...........        50,915
                                                      -------------
            TOTAL MUNICIPALS
             (Cost $615,254 )........................       621,637
                                                      -------------
            PURCHASED OPTIONS -- 0.0%
            CALL OPTIONS -- 0.0%
                62,500    Eurodollar Futures
                          Strike 94.00 Expires
                          03/19/2007.................        42,500
               175,000    Eurodollar Futures
                          Strike 94.00 Expires
                          06/18/2007.................       134,750
               115,000    Eurodollar Futures
                          Strike 94.75 Expires
                          03/19/2007.................         3,450
                90,000    Eurodollar Futures
                          Strike 95.00 Expires
                          09/17/2007.................        16,650
                                                      -------------
                                                            197,350
                                                      -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)

            Shares/Principal
            Amount                                        Value
            ----------------------------------------------------------
            PUT OPTIONS -- 0.0%
                  17,500    Eurodollar Futures
                            Strike 93.00 Expires
                            03/19/2007............... $          44
                                                      -------------
            TOTAL PURCHASED OPTIONS
             (Cost $219,495).........................       197,394
                                                      -------------
            SHORT-TERM
            INVESTMENTS -- 5.9%
            COMMERCIAL PAPER -- 3.0%
            $  6,000,000    Alpine Securitization
                            Corp.
                            5.280%, 01/17/07.........     5,985,920
              15,000,000    Fairway Finance Corp.
                            5.270%, 01/10/07.........    14,980,238
               4,000,000    Giro Balanced Funding,
                            Inc.
                            5.290%, 01/11/07.........     3,994,122
               3,500,000    St Germain Holdings
                            5.310%, 01/22/07.........     3,489,159
                                                      -------------
                                                         28,449,439
                                                      -------------
            GOVERNMENT & AGENCY SECURITIES -- 0.1%
                 560,000    Federal National
                            Mortgage Association
                            4.928%, 06/25/07(c)(h)...       546,585
                                                      -------------
            MUTUAL FUND -- 1.7%
              16,744,364    Goldman Sachs Prime
                            Obligations Fund
                            5.210%(g)................    16,744,364
                                                      -------------

           Principal
           Amount                                         Value
           -----------------------------------------------------------
           REPURCHASE
           AGREEMENTS -- 1.1%
           $  2,300,000    Lehman Brothers
                           Repurchase
                           Agreement dated
                           12/29/06 at 5.200% to
                           be repurchased at
                           $2,301,329 on 01/02/07
                           collateralized by
                           $2,285,000 Federal
                           National Mortgage
                           Association 6.030%
                           due 08/15/16 with a
                           value of $2,353,653...... $    2,300,000
              8,483,000    State Street Bank &
                           Trust Co., Repurchase
                           Agreement, dated
                           12/29/06 at 2.500% to
                           be repurchased at
                           $8,485,356 on 01/02/07
                           collateralized by
                           $6,465,000 U.S.
                           Treasury Bond at
                           8.125% due 05/15/21
                           with a value of
                           $8,655,226...............      8,483,000
                                                     --------------
                                                         10,783,000
                                                     --------------
           TOTAL SHORT-TERM INVESTMENTS
            (Cost $56,523,388)......................     56,523,388
                                                     --------------
           TOTAL INVESTMENTS -- 107.4%
            (Cost $1,026,703,902)...................  1,027,333,422
           Liabilities in excess of other
           assets -- (7.4)%.........................    (71,198,688)
                                                     --------------
           TOTAL NET ASSETS -- 100.0%............... $  956,134,734
                                                     ==============

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)


FOOTNOTES TO THE PORTFOLIO OF INVESTMENTS:

        #   --  A portion or all of the security was held on loan. As of
                December 31, 2006, the market value of the
                securities loaned was $74,784,668 and the collateral
                received consisted of cash in the amount of
                $76,320,141.
        *   --  Non-income producing security.
        (a) --  144A securities. Securities restricted for resale to
                Qualified Institutional Buyers. These securities
                represent in the aggregate $43,413,574 of net assets.
        (b) --  Indicates a variable rate security. The rate shown reflects the current interest rate in effect at
                December 31, 2006.
        (c) --  Security is issued with a zero coupon. Income is
                recognized through the accretion of discount.
        (d) --  Step-up Bond. Coupon rate increases in increments
                to maturity. Rate disclosed is as of December 31,
                2006. Maturity date disclosed is the ultimate
                maturity.
        (e) --  Represents a Treasury Inflation--Protected Security
                (TIPS). The interest and redemption payments for
                TIPS are tied to inflation as measured by the
                Consumer Price Index.
        (f) --  Represents a security which is fair-valued.
        (g) --  Rate quoted represents the seven day yield of the
                Fund.
        (h) --  All or a portion of these securities have been pledged to cover collateral requirements for open futures.

Security Abbreviations:
ADR--AmericanDepositary Receipt
AMBAC--AmericanMunicipal Bond Assurance Corp.
FSA--FinancialSecurity Assurance Co.
MBIA--MunicipalBond Insurance Association
REIT--RealEstate Investment Trust
TBA--ToBe Announced Security

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / December 31, 2006 (continued)


FUTURES CONTRACTS:

                                                                                                Unrealized
  Number of       Face                                 Expiration   Notional      Notional    Appreciation /
  Contracts       Value       Underlying Securities       Date        Cost         Value      (Depreciation)
-------------- -----------  -------------------------- ---------- ------------  ------------  --------------
Long Position
-------------
      25         6,250,000  EuroDollar Futures          Mar-2007  $  5,919,225  $  5,917,500    $  (1,725)
       5         1,250,000  EuroDollar Futures          Jun-2007     1,185,213     1,184,625         (588)
      31         7,750,000  EuroDollar Futures          Sep-2007     7,367,055     7,355,913      (11,142)
      12         3,000,000  EuroDollar Futures          Mar-2008     2,844,585     2,853,300        8,715
      55         5,500,000  U.S. Treasury Bond Futures  Mar-2007     6,241,244     6,129,063     (112,181)
                            U.S. Treasury Note 5 Year
      344       34,400,000   Futures                    Mar-2007    36,337,322    36,141,500     (195,822)
                                                                                                ---------
                                                                                                $(312,743)
                                                                                                =========

Short Position
--------------
                            U.S. Treasury Note 10 Year
     (166)     (16,600,000)  Futures                    Mar-2007  $(18,126,835) $(17,839,813)   $ 287,022
                                                                                                =========

WRITTEN OPTIONS:

                                                Exercise Expiration  Current
              Description             Contracts  Price     Month      Value
              -----------             --------- -------- ---------- --------
  Call Options:
  -------------
  EuroDollar Futures                     (11)    95.125   Mar-2007  $   (138)
  U.S. Treasury Bonds Futures            (10)   115.000   Feb-2007    (1,562)
  U.S. Treasury Bonds Futures            (30)   116.000   Feb-2007    (2,344)
  U.S. Treasury Notes 10 Year Futures    (54)   110.000   Feb-2007    (4,219)
  U.S. Treasury Notes 10 Year Futures    (45)   109.000   Feb-2007    (9,140)
                                                                    --------
                                                                    $(17,403)
                                                                    ========

  Put Options:
  ------------
  U.S. Treasury Bonds 10 Year Futures    (10)   109.000   Feb-2007  $ (2,656)
  U.S. Treasury Notes 10 Year Futures    (26)   104.000   Feb-2007      (813)
  U.S. Treasury Notes 10 Year Futures     (6)   107.000   Feb-2007    (2,906)
  U.S. Treasury Notes 10 Year Futures    (33)   106.000   Feb-2007    (6,703)
                                                                    --------
  (premiums received $119,331)                                      $(13,078)
                                                                    ========

   The accompanying notes are an integral part of the financial statements.

 Statements of Assets and Liabilities
 MetLife Investment Funds, Inc./ December 31, 2006

                                                                              MetLife       MetLife       MetLife
                                                                            Investment    Investment    Investment
                                                                           International Small Company Large Company
                                                                            Stock Fund    Stock Fund    Stock Fund
                                                                           ------------- ------------- -------------
ASSETS
   Investments in securities of unaffiliated issuers, at cost............. $451,042,964  $405,070,250  $715,217,201
   Investments in securities of affiliated issuers, at cost...............           --        66,286       655,543
-----------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value of unaffiliated issuers (see accompanying Portfolio of Investments) (Note 2).......................... $608,213,499  $465,452,794  $865,255,518
Investments in securities, at value of affiliated issuers (see
 accompanying Portfolio of Investments) (Note 2)..........................           --        99,814     1,097,586
Cash......................................................................           --        38,028            --
Cash, denominated in foreign currency(1)..................................    1,283,054         2,490            --
Collateral for securities loaned (Note 2).................................  127,998,067   112,923,632            --
Receivables for
   Investment securities sold.............................................    6,477,849     3,457,040    16,241,852
   Capital share subscriptions............................................      469,285       286,742       652,195
   Interest...............................................................       18,268        37,502       105,203
   Dividends..............................................................      618,067       345,628     1,168,823
   Foreign tax reclaims...................................................      116,365            --         1,825
Prepaid expenses..........................................................       22,544        17,152        31,999
                                                                           ------------  ------------  ------------
   Total assets...........................................................  745,216,998   582,660,822   884,555,001
                                                                           ------------  ------------  ------------
LIABILITIES
Payables for
   Investment securities purchased........................................      400,128       440,067     1,289,789
   Capital share redemptions..............................................    1,305,131       542,016     1,005,566
   Variation margin on open futures contracts (Note 2)....................           --        29,060        34,291
   Options written(2) (Note 6)............................................           --            --            --
   Return of collateral for securities loaned (Note 2)....................  127,998,067   112,923,632            --
Due to custodian..........................................................    2,906,504            --     6,183,425
Payable to Adviser........................................................      371,900       281,659       391,614
Payable to Administrator -- Class R.......................................        5,680         3,615         7,706
Payable to Distributor -- Class R.........................................        8,007         4,816        10,695
Payable to Directors......................................................        4,701         4,701         4,701
Accrued expenses..........................................................      321,408       220,622       323,344
                                                                           ------------  ------------  ------------
   Total liabilities......................................................  133,321,526   114,450,188     9,251,131
                                                                           ------------  ------------  ------------
NET ASSETS                                                                 $611,895,472  $468,210,634  $875,303,870
                                                                           ============  ============  ============
-----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital shares at par..................................................... $    321,765  $    326,852  $    638,979
Additional paid-in capital................................................  396,420,963   341,145,653   760,521,362
Undistributed net investment income.......................................    9,044,562     1,479,934     9,478,898
Accumulated net realized gain (loss) on investments, futures
 contracts, option contracts and foreign currency transactions............   48,915,038    64,883,288   (45,824,615)
Net unrealized appreciation on investments, translation of assets and
 liabilities in foreign currencies, futures contracts and option contracts  157,193,144    60,374,907   150,489,246
                                                                           ------------  ------------  ------------
                                                                           $611,895,472  $468,210,634  $875,303,870
                                                                           ============  ============  ============
NET ASSETS ATTRIBUTABLE TO:
   I Shares............................................................... $573,251,258  $445,290,551  $824,181,011
                                                                           ============  ============  ============
   R Shares............................................................... $ 38,644,214  $ 22,920,083  $ 51,122,859
                                                                           ============  ============  ============
CAPITAL SHARES OUTSTANDING
   I Shares...............................................................   30,132,076    31,067,152    60,144,356
                                                                           ============  ============  ============
   R Shares...............................................................    2,044,384     1,618,069     3,753,497
                                                                           ============  ============  ============
NET ASSET VALUE PER SHARE
   I Shares............................................................... $      19.02  $      14.33  $      13.70
                                                                           ============  ============  ============
   R Shares............................................................... $      18.90  $      14.17  $      13.62
                                                                           ============  ============  ============

(1) Cost of cash denominated in foreign currencies........................ $  1,279,208  $      2,495            --
(2) Premiums received on written options..................................           --            --            --

                                                                               MetLife
                                                                             Investment
                                                                             Diversified
                                                                              Bond Fund
                                                                           --------------
ASSETS
   Investments in securities of unaffiliated issuers, at cost............. $1,026,703,902
   Investments in securities of affiliated issuers, at cost...............             --
-----------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value of unaffiliated issuers (see accompanying Portfolio of Investments) (Note 2).......................... $1,027,333,422
Investments in securities, at value of affiliated issuers (see
 accompanying Portfolio of Investments) (Note 2)..........................             --
Cash......................................................................        553,201
Cash, denominated in foreign currency(1)..................................             --
Collateral for securities loaned (Note 2).................................     76,320,141
Receivables for
   Investment securities sold.............................................        104,265
   Capital share subscriptions............................................        778,718
   Interest...............................................................      8,860,851
   Dividends..............................................................             --
   Foreign tax reclaims...................................................             --
Prepaid expenses..........................................................         34,814
                                                                           --------------
   Total assets...........................................................  1,113,985,412
                                                                           --------------
LIABILITIES
Payables for
   Investment securities purchased........................................     79,501,247
   Capital share redemptions..............................................      1,271,869
   Variation margin on open futures contracts (Note 2)....................          9,516
   Options written(2) (Note 6)............................................         30,481
   Return of collateral for securities loaned (Note 2)....................     76,320,141
Due to custodian..........................................................             --
Payable to Adviser........................................................        342,386
Payable to Administrator -- Class R.......................................         14,597
Payable to Distributor -- Class R.........................................         13,195
Payable to Directors......................................................          4,700
Accrued expenses..........................................................        342,546
                                                                           --------------
   Total liabilities......................................................    157,850,678
                                                                           --------------
NET ASSETS                                                                 $  956,134,734
                                                                           ==============
-----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital shares at par..................................................... $      818,238
Additional paid-in capital................................................    926,665,333
Undistributed net investment income.......................................     44,525,143
Accumulated net realized gain (loss) on investments, futures
 contracts, option contracts and foreign currency transactions............    (16,566,630)
Net unrealized appreciation on investments, translation of assets and
 liabilities in foreign currencies, futures contracts and option contracts        692,650
                                                                           --------------
                                                                           $  956,134,734
                                                                           ==============
NET ASSETS ATTRIBUTABLE TO:
   I Shares............................................................... $  893,316,334
                                                                           ==============
   R Shares............................................................... $   62,818,400
                                                                           ==============
CAPITAL SHARES OUTSTANDING
   I Shares...............................................................     76,422,097
                                                                           ==============
   R Shares...............................................................      5,401,749
                                                                           ==============
NET ASSET VALUE PER SHARE
   I Shares............................................................... $        11.69
                                                                           ==============
   R Shares............................................................... $        11.63
                                                                           ==============

(1) Cost of cash denominated in foreign currencies........................             --
(2) Premiums received on written options.................................. $      119,331


   The accompanying notes are an integral part of the financial statements.

 Statements of Operations
 MetLife Investment Funds, Inc. / For the year ended December 31, 2006

                                                                MetLife       MetLife       MetLife      MetLife
                                                              Investment    Investment    Investment   Investment
                                                             International Small Company Large Company Diversified
                                                              Stock Fund    Stock Fund    Stock Fund    Bond Fund
                                                             ------------- ------------- ------------- -----------
INVESTMENT INCOME
Dividends -- unaffiliated issuers(a)........................ $ 15,462,373   $ 4,536,162  $ 14,357,830  $    25,078
Dividends -- affiliated issuers.............................           --           591        10,974           --
Interest -- unaffiliated issuers............................      271,408       494,819       626,870   49,356,089
Interest -- affiliated issuers..............................           --            --            --        4,448
Income from securities lending..............................      485,493       161,473            --      165,484
                                                             ------------   -----------  ------------  -----------
 Total income...............................................   16,219,274     5,193,045    14,995,674   49,551,099
                                                             ------------   -----------  ------------  -----------
EXPENSES
Management and subadviser fees (Note 3).....................    4,260,157     2,959,559     4,423,408    3,938,808
Distribution fee -- Class R (Note 3)........................       78,643        50,263       108,628      138,466
Administration fee -- Class R (Note 3)......................       31,457        20,105        43,451       55,386
Custodian fees..............................................      754,500       280,182       359,246      356,414
Professional fees...........................................      139,916       138,539       131,468      134,456
Printing expense............................................       92,177        77,147       177,167      189,951
Directors' fees & expenses..................................       81,041        81,428        80,700       80,405
Transfer Agent fees.........................................       35,394        30,421        41,667       43,756
Miscellaneous expenses......................................       50,638        43,915        73,965       90,786
                                                             ------------   -----------  ------------  -----------
 Total expenses before directed brokerage arrangements......    5,523,923     3,681,559     5,439,700    5,028,428
LESS:
Expenses paid under directed brokerage arrangements (Note 4)      (16,778)       (6,088)     (149,535)          --
                                                             ------------   -----------  ------------  -----------
 Net expenses...............................................    5,507,145     3,675,471     5,290,165    5,028,428
                                                             ------------   -----------  ------------  -----------
 Net investment income......................................   10,712,129     1,517,574     9,705,509   44,522,671
                                                             ------------   -----------  ------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain (loss) on
   Investments -- unaffiliated issuers......................   58,629,041    66,802,526    36,481,972   (3,821,070)
   Investments -- affiliated issuers........................           --         5,066        25,414           --
   Futures contracts........................................           --       302,649       689,854      714,994
   Options written..........................................           --            --            --   (1,708,243)
   Foreign currency transactions............................     (216,137)          (19)           --           --
                                                             ------------   -----------  ------------  -----------
 Total realized gain (loss).................................   58,412,904    67,110,222    37,197,240   (4,814,319)
                                                             ------------   -----------  ------------  -----------
 Net change in unrealized appreciation (depreciation) on
   Investments..............................................   67,691,811    (8,944,409)   53,947,473      571,994
   Futures contracts........................................           --           861       213,664     (192,971)
   Options written..........................................           --            --            --      131,108
   Foreign currency transactions............................       29,618             4            30           --
                                                             ------------   -----------  ------------  -----------
 Total net change in unrealized appreciation (depreciation).   67,721,429    (8,943,544)   54,161,167      510,131
                                                             ------------   -----------  ------------  -----------
 Total realized and unrealized gain (loss) on investments...  126,134,333    58,166,678    91,358,407   (4,304,188)
                                                             ------------   -----------  ------------  -----------
 Net increase in net assets from operations................. $136,846,462   $59,684,252  $101,063,916  $40,218,483
                                                             ============   ===========  ============  ===========

(a) Net of foreign taxes withheld........................... $  1,471,583   $     1,435  $    131,259  $     5,417

   The accompanying notes are an integral part of the financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

 Statements of Changes in Net Assets
 MetLife Investment Funds, Inc.

                                                                  MetLife Investment
                                                               International Stock Fund
                                                             ---------------------------
                                                               Year ended    Year ended
                                                              December 31,  December 31,
                                                                  2006          2005
                                                             -------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income....................................... $  10,712,129  $  8,367,410
Net realized gain (loss) on security transactions, futures
 contracts, option contracts, and foreign currency
 transactions...............................................    58,412,904    68,155,201
Net increase (decrease) in unrealized appreciation
 (depreciation) of investments, futures contracts, option
 contracts and foreign currency transactions................    67,721,429    (3,560,753)
                                                             -------------  ------------
  Net increase in net assets resulting from operations......   136,846,462    72,961,858
                                                             -------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
 I Shares...................................................   (10,128,546)   (6,573,701)
 R Shares...................................................      (569,340)     (207,861)
From net realized gains on investment transactions
 I Shares...................................................            --            --
 R Shares...................................................            --            --
                                                             -------------  ------------
 Total distributions to shareholders........................   (10,697,886)   (6,781,562)
                                                             -------------  ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
 I Shares...................................................    37,034,426    41,544,149
 R Shares...................................................    11,515,478    11,208,998
Distributions reinvested
 I Shares...................................................    10,128,546     6,573,701
 R Shares...................................................       569,340       207,861
Cost of shares repurchased
 I Shares...................................................  (112,677,076)  (71,858,797)
 R Shares...................................................    (5,389,740)   (1,549,373)
                                                             -------------  ------------
Net increase (decrease) from capital share transactions.....   (58,819,026)  (13,873,461)
                                                             -------------  ------------
Net increase in net assets..................................    67,329,550    52,306,835
                                                             -------------  ------------
NET ASSETS
Beginning of year...........................................   544,565,922   492,259,087
                                                             -------------  ------------
End of year................................................. $ 611,895,472  $544,565,922
                                                             =============  ============
Undistributed net investment income......................... $   9,044,562  $  8,078,163
                                                             =============  ============
CAPITAL SHARES I SHARES
Capital shares outstanding, beginning of year...............    33,898,315    35,418,343
Capital shares issued.......................................     2,160,099     3,015,588
Capital shares from distributions reinvested................       600,034       469,886
Capital shares redeemed.....................................    (6,526,372)   (5,005,502)
                                                             -------------  ------------
Capital shares outstanding, end of year.....................    30,132,076    33,898,315
                                                             =============  ============
CAPITAL SHARES R SHARES
Capital shares outstanding, beginning of year...............     1,652,207       930,079
Capital shares issued.......................................       674,275       820,288
Capital shares from distributions reinvested................        33,909        14,911
Capital shares redeemed.....................................      (316,007)     (113,071)
                                                             -------------  ------------
Capital shares outstanding, end of year.....................     2,044,384     1,652,207
                                                             =============  ============

   The accompanying notes are an integral part of the financial statements.

 Statements of Changes in Net Assets
 MetLife Investment Funds, Inc.

    MetLife Investment           MetLife Investment           MetLife Investment
 Small Company Stock Fund     Large Company Stock Fund      Diversified Bond Fund
--------------------------  ---------------------------  ---------------------------
 Year ended    Year ended     Year ended    Year ended     Year ended    Year ended
December 31,  December 31,   December 31,  December 31,   December 31,  December 31,
    2006          2005           2006          2005           2006          2005
------------  ------------  -------------  ------------  -------------  ------------
$  1,517,574  $  1,005,606  $   9,705,509  $  8,210,988  $  44,522,671  $ 38,554,197
  67,110,222    53,109,157     37,197,240    30,923,651     (4,814,319)   (1,922,634)
  (8,943,544)  (22,237,887)    54,161,167    14,311,760        510,131   (18,448,944)
------------  ------------  -------------  ------------  -------------  ------------
  59,684,252    31,876,876    101,063,916    53,446,399     40,218,483    18,182,619
------------  ------------  -------------  ------------  -------------  ------------
    (566,275)     (481,027)    (7,714,681)   (8,794,979)   (36,327,461)  (29,266,698)
          --            --       (345,058)     (254,117)    (2,255,215)   (1,217,898)
 (50,819,243)  (18,728,221)            --            --             --            --
  (2,485,302)     (611,042)            --            --             --            --
------------  ------------  -------------  ------------  -------------  ------------
 (53,870,820)  (19,820,290)    (8,059,739)   (9,049,096)   (38,582,676)  (30,484,596)
------------  ------------  -------------  ------------  -------------  ------------
  23,237,632    30,127,378     51,242,378    65,373,744     94,879,910   111,196,907
   7,020,429     7,206,847     13,727,796    15,513,203     20,749,066    21,711,899
  51,385,519    19,209,248      7,714,681     8,794,979     36,327,461    29,266,698
   2,485,302       611,042        345,058       254,117      2,255,215     1,217,898
 (68,979,223)  (55,378,511)  (101,753,124)  (89,316,709)  (111,884,310)  (89,895,011)
  (3,385,912)   (1,070,744)    (4,765,313)   (1,844,880)    (8,553,877)   (2,303,322)
------------  ------------  -------------  ------------  -------------  ------------
  11,763,747       705,260    (33,488,524)   (1,225,546)    33,773,465    71,195,069
------------  ------------  -------------  ------------  -------------  ------------
  17,577,179    12,761,846     59,515,653    43,171,757     35,409,272    58,893,092
------------  ------------  -------------  ------------  -------------  ------------
 450,633,455   437,871,609    815,788,217   772,616,460    920,725,462   861,832,370
------------  ------------  -------------  ------------  -------------  ------------
$468,210,634  $450,633,455  $ 875,303,870  $815,788,217  $ 956,134,734  $920,725,462
============  ============  =============  ============  =============  ============
$  1,479,934  $  1,011,606  $   9,478,898  $  8,149,451  $  44,525,143  $ 38,515,236
============  ============  =============  ============  =============  ============
  30,286,646    30,671,582     63,375,479    64,501,879     74,697,121    70,433,144
   1,569,438     2,195,949      4,032,609     5,548,437      8,143,941     9,422,707
   3,937,588     1,375,036        616,189       734,138      3,175,477     2,490,783
  (4,726,520)   (3,955,921)    (7,879,921)   (7,408,975)    (9,594,442)   (7,649,513)
------------  ------------  -------------  ------------  -------------  ------------
  31,067,152    30,286,646     60,144,356    63,375,479     76,422,097    74,697,121
============  ============  =============  ============  =============  ============
   1,181,577       690,867      3,015,079     1,832,982      4,158,276     2,403,890
     477,419       524,521      1,084,532     1,316,918      1,784,678     1,846,815
     192,510        44,055         27,715        21,283        198,000       103,916
    (233,437)      (77,866)      (373,829)     (156,104)      (739,205)     (196,345)
------------  ------------  -------------  ------------  -------------  ------------
   1,618,069     1,181,577      3,753,497     3,015,079      5,401,749     4,158,276
============  ============  =============  ============  =============  ============

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                                 International Stock Fund -- I Shares
                                                                          ------------------------------------------------
                                                                                       Year ended December 31,
                                                                          ------------------------------------------------
                                                                            2006      2005      2004*     2003*     2002*
                                                                          --------  --------  --------  --------  --------
NET ASSET VALUE
 Beginning of year....................................................... $  15.32  $  13.54  $  11.96  $   9.27  $  12.45
                                                                          --------  --------  --------  --------  --------
OPERATIONS
 Net investment income(1)................................................     0.32+     0.23+     0.17+     0.15+     0.08
 Net realized and unrealized gain (loss) on investments..................     3.70      1.74      1.58      2.62     (2.83)
                                                                          --------  --------  --------  --------  --------
 Total from investment operations........................................     4.02      1.97      1.75      2.77     (2.75)
                                                                          --------  --------  --------  --------  --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income....................................    (0.32)    (0.19)    (0.17)    (0.08)    (0.07)
 Distributions from net realized gains on investments....................       --        --        --        --     (0.36)
                                                                          --------  --------  --------  --------  --------
 Total distributions.....................................................    (0.32)    (0.19)    (0.17)    (0.08)    (0.43)
                                                                          --------  --------  --------  --------  --------
NET ASSET VALUE
 End of year............................................................. $  19.02  $  15.32  $  13.54  $  11.96  $   9.27
                                                                          ========  ========  ========  ========  ========
TOTAL RETURN(2)..........................................................    26.50%    14.68%    14.84%    30.04%   (22.31)%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)............................... $573,251  $519,371  $479,714  $420,060  $331,996
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage arrangements..     0.93%     0.89%     0.89%     0.90%     0.90%
   After repayments/reimbursements and before directed brokerage
    arrangements.........................................................     0.93%     0.89%     0.89%     0.90%     0.90%
   After repayments/reimbursements and directed brokerage arrangements...     0.92%     0.89%     0.88%     0.89%     0.89%
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed brokerage arrangements..     1.85%     1.66%     1.38%     1.50%     0.91%
   After repayment/reimbursements and directed brokerage arrangements....     1.85%     1.66%     1.39%     1.51%     0.92%
 Portfolio turnover rate.................................................    35.46%    93.04%    48.47%    48.31%    54.15%
----------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                            International Stock Fund -- R Shares
                                                               ----------------------------------------------------------
                                                                                                         For the period
                                                                    Year ended December 31,             October 1, 2002
                                                               ---------------------------------  (commencement of operations)
                                                                 2006     2005    2004*    2003*     to December 31, 2002*
                                                               -------  -------  -------  ------  ----------------------------
NET ASSET VALUE
 Beginning of period.......................................... $ 15.25  $ 13.49  $ 11.92  $ 9.27             $ 8.67
                                                               -------  -------  -------  ------             ------
OPERATIONS
 Net investment income (loss)(1)..............................    0.25+    0.17+    0.11+   0.01+             (0.01)
 Net realized and unrealized gain on investments..............    3.69     1.73     1.59    2.71               0.61
                                                               -------  -------  -------  ------             ------
 Total from investment operations.............................    3.94     1.90     1.70    2.72               0.60
                                                               -------  -------  -------  ------             ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.........................   (0.29)   (0.14)   (0.13)  (0.07)                --
 Distributions from net realized gains on investments.........      --       --       --      --                 --
                                                               -------  -------  -------  ------             ------
 Total distributions..........................................   (0.29)   (0.14)   (0.13)  (0.07)                --
                                                               -------  -------  -------  ------             ------
NET ASSET VALUE
 End of period................................................ $ 18.90  $ 15.25  $ 13.49  $11.92             $ 9.27
                                                               =======  =======  =======  ======             ======
TOTAL RETURN(2)...............................................   26.05%   14.26%   14.47%  29.49%              6.92%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted).................. $38,644  $25,195  $12,545  $3,793             $    2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
    arrangements).............................................    1.28%    1.25%    1.24%   1.24%              1.25%(3)
   After repayments/reimbursements and before directed
    brokerage arrangements....................................    1.28%    1.25%    1.24%   1.24%              1.25%(3)
   After repayments/reimbursements and directed brokerage
    arrangements..............................................    1.28%    1.25%    1.23%   1.24%              1.25%(3)
 Ratios of net investment income (loss) to average net assets:
   Before repayments/reimbursements and directed brokerage
    arrangements..............................................    1.45%    1.23%    0.93%   0.20%             (0.51)%(3)
   After repayments/reimbursements and directed brokerage
    arrangements..............................................    1.45%    1.23%    0.94%   0.20%             (0.51)%(3)
 Portfolio turnover rate......................................   35.46%   93.04%   48.47%  48.31%             54.15%(4)
------------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total return is not annualized for periods of less than one year.
(3)Annualized
(4)Represents portfolio turnover for the fund for the entire year.
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                                 Small Company Stock Fund -- I Shares
                                                                          ------------------------------------------------
                                                                                       Year ended December 31,
                                                                          ------------------------------------------------
                                                                            2006      2005      2004*     2003*     2002*
                                                                          --------  --------  --------  --------  --------
NET ASSET VALUE
 Beginning of year....................................................... $  14.32  $  13.96  $  12.16  $   8.51  $  11.28
                                                                          --------  --------  --------  --------  --------
OPERATIONS
 Net investment income(1)................................................     0.05+     0.03+     0.03+     0.03+     0.01
 Net realized and unrealized gain on investments.........................     1.74      0.96      1.78      3.63     (2.68)
                                                                          --------  --------  --------  --------  --------
 Total from investment operations........................................     1.79      0.99      1.81      3.66     (2.67)
                                                                          --------  --------  --------  --------  --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income....................................    (0.02)    (0.02)    (0.01)    (0.01)    (0.05)
 Distributions from net realized gains on investments....................    (1.76)    (0.61)       --        --     (0.05)
                                                                          --------  --------  --------  --------  --------
 Total distributions.....................................................    (1.78)    (0.63)    (0.01)    (0.01)    (0.10)
                                                                          --------  --------  --------  --------  --------
NET ASSET VALUE
 End of year............................................................. $  14.33  $  14.32  $  13.96  $  12.16  $   8.51
                                                                          ========  ========  ========  ========  ========
TOTAL RETURN(2)..........................................................    13.40%     7.28%    14.94%    43.06%   (23.72)%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)............................... $445,291  $433,848  $428,279  $375,847  $221,015
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage arrangements..     0.77%     0.78%     0.74%     0.79%     0.76%
   After repayments/reimbursements and before directed brokerage
    arrangements.........................................................     0.77%     0.78%     0.74%     0.79%     0.76%
   After repayments/reimbursements and directed brokerage arrangements...     0.77%     0.78%     0.74%     0.79%     0.76%
 Ratios of net investment income (loss) to average net assets:
   Before repayments/reimbursements and directed brokerage arrangements..     0.34%     0.24%     0.23%     0.27%     0.24%
   After repayment/reimbursements and directed brokerage arrangements....     0.34%     0.24%     0.23%     0.27%     0.24%
 Portfolio turnover rate.................................................    70.29%    69.79%    54.17%    83.46%    52.35%
----------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                          Small Company Stock Fund -- R Shares
                                         ------------------------------------------------------------------
                                                                                          For the period
                                                  Year ended December 31,                October 1, 2002
                                         -------------------------------------     (commencement of operations)
                                            2006       2005     2004*     2003*       to December 31, 2002*
                                         -------     -------   ------   ------     ----------------------------
NET ASSET VALUE
 Beginning of period.................... $ 14.21     $ 13.89   $12.12   $ 8.50                $ 8.19
                                         -------     -------   ------   ------                ------
OPERATIONS
 Net investment income (loss)(1)........      --+(5)   (0.02)+  (0.01)+  (0.01)+                0.01
 Net realized and unrealized gain
  (loss) on investments.................    1.72        0.95     1.78     3.63                  0.30
                                         -------     -------   ------   ------                ------
 Total from investment operations.......    1.72        0.93     1.77     3.62                  0.31
                                         -------     -------   ------   ------                ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income...      --          --       --    (0.00)(5)                --
 Distributions from net realized gains
  on investments........................   (1.76)      (0.61)      --       --                    --
                                         -------     -------   ------   ------                ------
 Total distributions....................   (1.76)      (0.61)      --    (0.00)                   --
                                         -------     -------   ------   ------                ------
NET ASSET VALUE
 End of period.......................... $ 14.17     $ 14.21   $13.89   $12.12                $ 8.50
                                         =======     =======   ======   ======                ======
TOTAL RETURN(2).........................   13.07%       6.81%   14.60%   42.64%                 3.79%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's
  omitted).............................. $22,920     $16,785   $9,593   $2,916                $    1
 Ratios of expenses to average net
  assets:
  Before repayments/reimbursements and
    directed brokerage arrangements.....    1.12%       1.14%    1.09%    1.14%                 1.11%(3)
  After repayments/reimbursements and
    before directed brokerage
    arrangements........................    1.12%       1.14%    1.09%    1.14%                 1.11%(3)
  After repayments/reimbursements and
    directed brokerage arrangements.....    1.12%       1.13%    1.09%    1.14%                 1.11%(3)
 Ratios of net investment income (loss)
  to average net assets:
  Before repayments/reimbursements and
    directed brokerage arrangements.....    0.01%      (0.11)%  (0.10)%  (0.10)%                0.20%(3)
  After repayments/reimbursements and
    directed brokerage arrangements.....    0.01%      (0.11)%  (0.10)%  (0.10)%                0.20%(3)
 Portfolio turnover rate................   70.29%      69.79%   54.17%   83.46%                52.35%(4)
---------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of period, all dividends and distributions are reinvested and redemptions on the last day of the period. Total return is not annualized for periods of less than one year.
(3)Annualized
(4)Represents portfolio turnover for the fund for the entire year.
(5)Amount is less than $.005 per share.
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                                 Large Company Stock Fund -- I Shares
                                                                          ------------------------------------------------
                                                                                       Year ended December 31,
                                                                          ------------------------------------------------
                                                                            2006      2005      2004*     2003*     2002*
                                                                          --------  --------  --------  --------  --------
NET ASSET VALUE
 Beginning of year....................................................... $  12.29  $  11.65  $  10.68  $   8.39  $  10.95
                                                                          --------  --------  --------  --------  --------
OPERATIONS
 Net investment income(1)................................................     0.15+     0.12+     0.14+     0.10+     0.07
 Net realized and unrealized gain (loss) on investments..................     1.38      0.65      0.92      2.25     (2.57)
                                                                          --------  --------  --------  --------  --------
 Total from investment operations........................................     1.53      0.77      1.06      2.35     (2.50)
                                                                          --------  --------  --------  --------  --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income....................................    (0.12)    (0.13)    (0.09)    (0.06)    (0.06)
 Distributions from net realized gains on investments....................       --        --        --        --        --
                                                                          --------  --------  --------  --------  --------
 Total distributions.....................................................    (0.12)    (0.13)    (0.09)    (0.06)    (0.06)
                                                                          --------  --------  --------  --------  --------
NET ASSET VALUE
 End of year............................................................. $  13.70  $  12.29  $  11.65  $  10.68  $   8.39
                                                                          ========  ========  ========  ========  ========
TOTAL RETURN(2)..........................................................    12.56%     6.64%    10.04%    28.14%   (22.84)%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)............................... $824,181  $778,908  $751,357  $648,073  $432,891
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage arrangements..     0.63%     0.64%     0.64%     0.63%     0.70%
   After repayments/reimbursements and before directed brokerage
    arrangements.........................................................     0.63%     0.64%     0.64%     0.63%     0.70%
   After repayments/reimbursements and directed brokerage arrangements...     0.61%     0.63%     0.62%     0.62%     0.67%
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed brokerage arrangements..     1.15%     1.03%     1.30%     1.10%     0.85%
   After repayment/reimbursements and directed brokerage arrangements....     1.17%     1.03%     1.32%     1.12%     0.88%
 Portfolio turnover rate.................................................    34.44%    35.20%    37.75%    26.89%    60.04%
----------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                          Large Company Stock Fund -- R Shares
                                                             -----------------------------------------------------------
                                                                                                       For the period
                                                                  Year ended December 31,             October 1, 2002
                                                             ---------------------------------  (commencement of operations)
                                                               2006     2005    2004*    2003*     to December 31, 2002*
                                                             -------  -------  -------  ------  ----------------------------
NET ASSET VALUE
 Beginning of period........................................ $ 12.23  $ 11.60  $ 10.64  $ 8.38             $ 7.76
                                                             -------  -------  -------  ------             ------
OPERATIONS
 Net investment income(1)...................................    0.10+    0.08+    0.12+   0.04+              0.01
 Net unrealized and unrealized gain on investments..........    1.39     0.65     0.90    2.28               0.61
                                                             -------  -------  -------  ------             ------
                                                                1.49     0.73     1.02    2.32               0.62
                                                             -------  -------  -------  ------             ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................   (0.10)   (0.10)   (0.06)  (0.06)                --
 Distributions from net realized gains on investments.......      --       --       --      --                 --
                                                             -------  -------  -------  ------             ------
 Total distributions........................................   (0.10)   (0.10)   (0.06)  (0.06)                --
                                                             -------  -------  -------  ------             ------
NET ASSET VALUE
 End of period.............................................. $ 13.62  $ 12.23  $ 11.60  $10.64             $ 8.38
                                                             =======  =======  =======  ======             ======
TOTAL RETURN(2).............................................   12.21%    6.22%    9.64%  27.71%              7.99%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's omitted).................. $51,123  $36,880  $21,259  $6,516             $    2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
    arrangements............................................    0.98%    0.99%    0.99%   0.98%              1.05%(3)
   After repayments/reimbursements and before directed
    brokerage arrangements..................................    0.98%    0.99%    0.99%   0.98%              1.05%(3)
   After repayments/reimbursements and directed brokerage
    arrangements............................................    0.96%    0.99%    0.97%   0.96%              1.05%(3)
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed brokerage
    arrangements............................................    0.80%    0.68%    1.08%   0.72%              0.59%(3)
   After repayments/reimbursements and directed brokerage
    arrangements............................................    0.82%    0.69%    1.10%   0.74%              0.59%(3)
 Portfolio turnover rate....................................   34.44%   35.20%   37.75%  26.89%             60.04%(4)
----------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total return is not annualized for periods of less than one year.
(3)Annualized
(4)Represents portfolio turnover for the fund for the entire year.
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                                  Diversified Bond Fund -- I Shares
                                                                          ------------------------------------------------
                                                                                       Year ended December 31,
                                                                          ------------------------------------------------
                                                                            2006      2005      2004*     2003*     2002*
                                                                          --------  --------  --------  --------  --------
NET ASSET VALUE
 Beginning of year....................................................... $  11.68  $  11.83  $  11.69  $  11.56  $  11.06
                                                                          --------  --------  --------  --------  --------
OPERATIONS
 Net investment income(1)................................................     0.55+     0.50+     0.45+     0.47+     0.52+
 Net realized and unrealized gain (loss) on investments..................    (0.06)    (0.25)     0.09      0.16      0.45
                                                                          --------  --------  --------  --------  --------
 Total from investment operations........................................     0.49      0.25      0.54      0.63      0.97
                                                                          --------  --------  --------  --------  --------
DISTRIBUTIONS
 Dividends from net investment income....................................    (0.48)    (0.40)    (0.40)    (0.50)    (0.47)
 Distributions from net realized gains on investments....................       --        --        --        --        --
                                                                          --------  --------  --------  --------  --------
 Total distributions.....................................................    (0.48)    (0.40)    (0.40)    (0.50)    (0.47)
                                                                          --------  --------  --------  --------  --------
NET ASSET VALUE
 End of year............................................................. $  11.69  $  11.68  $  11.83  $  11.69  $  11.56
                                                                          ========  ========  ========  ========  ========
TOTAL RETURN(2)..........................................................     4.31%     2.09%     4.65%     5.58%     8.97%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)............................... $893,316  $872,349  $833,489  $699,392  $628,639
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage arrangements..     0.51%     0.54%     0.54%     0.55%     0.56%
   After repayments/reimbursements and before directed brokerage
    arrangements.........................................................     0.51%     0.54%     0.54%     0.55%     0.56%
   After repayments/reimbursements and directed brokerage arrangements...     0.51%     0.54%     0.54%     0.55%     0.56%
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed brokerage arrangements..     4.75%     4.24%     3.85%     4.09%     4.61%
   After repayments/reimbursements and directed brokerage arrangements...     4.75%     4.24%     3.85%     4.09%     4.61%
 Portfolio turnover rate.................................................   161.91%   177.27%   125.02%   197.49%   211.37%
---------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect changes attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                            Diversified Bond Fund -- R Shares
                                                             ------------------------------------------------------------
                                                                                                        For the period
                                                                   Year ended December 31,             October 1, 2002
                                                             ----------------------------------  (commencement of operations)
                                                               2006     2005    2004*    2003*      to December 31, 2002*
                                                             -------  -------  -------  -------  ----------------------------
NET ASSET VALUE
 Beginning of period........................................ $ 11.63  $ 11.79  $ 11.65  $ 11.55            $ 11.32
                                                             -------  -------  -------  -------            -------
OPERATIONS
 Net investment income(1)...................................    0.51+    0.46+    0.41+    0.23+              0.11+
 Net realized and unrealized gain (loss) on investments.....   (0.05)   (0.26)    0.09     0.36               0.12
                                                             -------  -------  -------  -------            -------
 Total from investment operations...........................    0.46     0.20     0.50     0.59               0.23
                                                             -------  -------  -------  -------            -------
DISTRIBUTIONS
 Dividends from net investment income.......................   (0.46)   (0.36)   (0.36)   (0.49)                --
 Distributions from net realized gains on investments.......      --       --       --       --                 --
                                                             -------  -------  -------  -------            -------
 Total distributions........................................   (0.46)   (0.36)   (0.36)   (0.49)                --
                                                             -------  -------  -------  -------            -------
NET ASSET VALUE
 End of period.............................................. $ 11.63  $ 11.63  $ 11.79  $ 11.65            $ 11.55
                                                             =======  =======  =======  =======            =======
TOTAL RETURN(2).............................................    4.00%    1.59%    4.30%    5.24%              2.03%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)................ $62,818  $48,376  $28,343  $ 7,898            $     2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
    arrangements............................................    0.86%    0.89%    0.89%    0.90%              0.91%(3)
   After repayments/reimbursements and before directed
    brokerage arrangements..................................    0.86%    0.89%    0.89%    0.90%              0.91%(3)
   After repayments/reimbursements and directed brokerage
    arrangements............................................    0.86%    0.89%    0.89%    0.90%              0.91%(3)
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed brokerage
    arrangements............................................    4.40%    3.92%    3.50%    3.54%              3.94%(3)
   After repayments/reimbursements and directed brokerage
    arrangements............................................    4.40%    3.92%    3.50%    3.54%              3.94%(3)
 Portfolio turnover rate....................................  161.91%  177.27%  125.02%  197.49%            211.37%(4)
-----------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayment and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns are not annualized for periods of less than one year.
(3)Annualized
(4)Represents portfolio turnover for the fund for the entire year.
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / December 31, 2006

NOTE 1. ORGANIZATION
MetLife Investment Funds, Inc. (Formerly the CitiStreet Funds, Inc.) (the "Company") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of four separate funds (each a "Fund", collectively the "Funds"): MetLife Investment International Stock Fund ("International Stock Fund") (Formerly CitiStreet International Company Stock Fund), MetLife Investment Small Company Stock Fund ("Small Company Stock Fund") (Formerly CitiStreet Small Company Stock Fund), MetLife Investment Large Company Stock Fund ("Large Company Stock Fund") (Formerly CitiStreet Large Company Stock
Fund) and MetLife Investment Diversified Bond Fund ("Diversified Bond Fund") (Formerly CitiStreet Diversified Bond Fund).

The Funds currently offer two classes of shares: I Shares and R Shares. Both the I Shares and R Shares are authorized to issue up to 100,000,000 shares at a par value of $.01 each. Each class votes separately as a class only with respect to its own distribution plan (R Shares only) or other matters that relate only to that class. Shares of each class would receive their pro-rata share of the net assets of the Funds (after satisfaction of any class-specific expenses) if the Funds were liquidated. In addition, the Company declares separate dividends on each class of shares.

For each Fund, I Shares are offered only to life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; qualified retirement plans, (including arrangements under section 403(b) of the Internal Revenue Code), as permitted by Treasury regulations; and insurance companies and their affiliates. The R Shares are available only through qualified retirement plans (including arrangements under section 403(b) of the Internal Revenue Code), as permitted by Treasury regulations, that require a fee from Fund assets to procure distribution and administrative services to plan participants.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A) SECURITY VALUATION
Equity securities for which the primary market is on an exchange are generally valued at the last sale price on such exchange as of the close of the New York Stock Exchange (NYSE) or, in

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / December 31, 2006 (continued)

A) SECURITY VALUATION (CONTINUED)

the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. For some foreign securities, the exchange provides an official closing price, and in those cases the Funds generally use that price. NASDAQ National Market System equity securities are valued at the official closing price (NOCP) or, if there was no NOCP on such day, at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are generally valued at the at the last sale price.

Debt obligations (other than certain securities with remaining maturities of less than 60 days) are valued utilizing independent pricing services to determine valuations for normal institutional size trading units of securities. The pricing services consider such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities. Short-term debt obligations with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. This means that each obligation will be valued initially at its purchase price (or its market value as of the 60th day prior to maturity) and thereafter by amortizing any discount or premium uniformly to maturity, unless this method does not represent fair market value. In such cases, the security will be valued at its fair value as determined under the procedures established by and under general supervision of the Board of Directors of the Company.

Options traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchanges. Futures contracts are marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchanges. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained by a recognized bank, dealer, or pricing service. Forward contracts are valued at the current cost of covering or offsetting such contracts. Securities or assets for which market quotations are not readily available will be valued at fair value as determined under procedures established by and under the direction of the Board of Directors of the Company.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities, and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The value of any such securities are generally determined as of such times for purposes of computing a Fund's net asset value. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. If, however, a significant event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined under procedures established by and under the general supervision of the Company's Board of Directors.

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / December 31, 2006 (continued)


B) FINANCIAL INSTRUMENTS
The Funds may utilize futures contracts, options, and forward foreign currency contracts to manage their exposure to the equity and bond markets and to fluctuations in interest rates and currency values and for investment purposes. The primary risks associated with the use of these financial instruments are
(a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, (b) the possibility of an illiquid market, and (c) the non-performance of the counterparties under the terms of the contract. As a result, the use of these financial instruments may involve, to a varying degree, risk of loss in excess of the amounts recognized in the statements of assets and liabilities.

C) FUTURES CONTRACTS
Initial margin deposits made upon entering into futures contracts, if applicable, are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Changes in unrealized gains or losses are recorded as a variation margin and settled daily with the broker through cash receipts or cash payments, respectively. Gains and losses are realized upon the expiration or closing of the futures contract. At December 31, 2006, the Funds had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.

D) OPTIONS
The premium paid by a Fund for the purchase of a call or put option is included in the Fund's statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss for the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received by a Fund for a written option is recorded as a liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / December 31, 2006 (continued)

D) OPTIONS (CONTINUED)

a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund is obligated to purchase.

E) FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. The Diversified Bond Fund may enter into forward foreign currency contracts for investment purposes as well. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

F) CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued. The Funds do not isolate that portion of currency gains and losses resulting from changes in foreign exchange rates on investments denominated in foreign currencies from the fluctuations arising from changes in market prices of these investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign short-term securities and foreign currencies, including forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference in the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, from the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities denominated in foreign currencies other than investments in securities at fiscal year end, resulting from changes in the exchange rate and changes in the value of forward foreign currency exchange contracts held.

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / December 31, 2006 (continued)


G) REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with institutions that the MetLife Investment Funds Management LLC or the relevant subadviser has determined are creditworthy wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with the custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

H) DOLLAR ROLL TRANSACTIONS
The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage backed securities market. A dollar roll transaction involves a simultaneous sale by the Fund of securities that it holds with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as purchase and sales transactions. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. These transactions also present a risk from the potential inability of counterparties to meet their contractual obligations. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2006 was approximately $71,342,530 for the Diversified Bond Fund.

I) TAXES
It is the Funds' policy to comply with the provisions of the Internal Revenue Code (the "Code") Subchapter M applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income tax provided each Fund distributes as dividends substantially all of its net investment income, if any, and meets certain other requirements. The Funds also intend to distribute annually all of its net realized capital gains of each Fund. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / December 31, 2006 (continued)


The Funds also intend to comply with the tax diversification requirements of the code so that variable annuity and variable life contracts investing in a Fund will not fail to qualify as annuity and life insurance contracts for tax purposes.

J) DISTRIBUTIONS
Dividends from net investment income and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to permanent and temporary differences, primarily the deferral of losses due to wash sales and the differing treatment of market to market adjustments on investments in Passive Foreign Investment Companies. Distributions which were the result of permanent differences between book and tax amounts, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified among additional paid-in capital, undistributed net investment income and accumulated net realized gains.

K) SECURITIES TRANSACTIONS
Investment transactions are recorded based on the trade date. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income, including amortization of premium and accretion of discount on securities, is recorded daily.

L) SECURITIES LENDING
The Company has entered into a securities lending arrangement with the Company's custodian, State Street Bank and Trust Company (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Funds' behalf. In exchange, the Fund receives either cash or securities collateral against the loaned securities. Each Fund receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / December 31, 2006 (continued)

L) SECURITIES LENDING (CONTINUED)

Funds receive 70% of the annual net income from securities lending transactions, which is included in interest income of the respective Funds. The remaining 30% is paid to the custodian as compensation for its securities lending services. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the Fund and the lending agent. The Funds bear the risk of any deficiency in the amount of collateral available for return to a borrower due to loss in an approved investment. Funds with outstanding loans at December 31, 2006 are footnoted in the Portfolio of Investments.

M) ALLOCATION OF OPERATING ACTIVITY
Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Administration service fees and distribution fees, which are directly attributable to the R Shares, are charged to the R Shares operations.

N) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS
The Investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of those foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

O) DELAYED DELIVERY TRANSACTIONS
The Funds may purchase and sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.

NOTE 3. MANAGEMENT, SUBADVISORY AND TRANSACTIONS WITH AFFILIATES
The Company has entered into a management agreement with MetLife Investment Funds Management LLC ("MIFM"), pursuant to which MIFM manages the investment operations of the Funds and administers the Company's affairs. Each Fund pays MIFM a fee for its services

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / December 31, 2006 (continued)

that is computed daily and paid monthly at an annual rate of 0.25% of each Fund's average net assets. The Funds and MIFM have entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. MIFM supervises the subadvisers' performance of advisory services and makes recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. MIFM pays for the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses. Each Fund pays its respective subadviser(s) directly.

MIFM's management fees and subadviser fees for the year ended December 31, 2006 were as follows:

                                          MANAGEMENT SUBADVISER
                                             FEES       FEES
                                          ---------- ----------
                 International Stock Fund $1,462,101 $2,798,056
                 Small Company Stock Fund  1,166,495  1,793,064
                 Large Company Stock Fund  2,106,318  2,317,090
                 Diversified Bond Fund     2,356,242  1,582,566

Each Fund pays its subadviser a fee that is computed daily and paid monthly at the annual rates specified below based upon the value of the Fund's average daily net assets allocated to that subadviser.

FUND & SUBADVISER                                            SUBADVISER'S FEE
--------------------------------------------- ----------------------------------------------
International Stock Fund

- Alliance Bernstein L.P.                     . 0.55% for first $100 million in assets, plus
                                              . 0.50% for next $50 million in assets, plus
                                              . 0.40% for assets over $150 million

- Oeschle International Advisors, L.L.C.      . 0.50% for first $100 million in assets, plus
                                              . 0.45% for next $50 million in assets, plus
                                              . 0.40% for assets over $150 million

- SSgA Funds Management, Inc.                 . 0.50% for first $50 million in assets, plus
                                              . 0.45% for next $100 million in assets, plus
                                              . 0.40% for assets over $150 million

Small Company Stock Fund

- TCW Investment Management Company           . 0.50% for first $50 million in assets, plus
 (through 4/30/06)                            . 0.45% for next $50 million in assets, plus
                                              . 0.40% for assets over $100 million

- Delaware Management Company (began 5/01/06) . 0.50% of assets

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / December 31, 2006 (continued)

FUND & SUBADVISER                                                        SUBADVISER'S FEE
--------------------------------------------------- ----------------------------------------------------------
- OFI Institutional Asset Management, Inc.          . 0.70% for first $100 million in assets, plus
 (began 5/01/06, through 4/30/06 Babson Capital     . 0.65% for next $50 million in assets, plus
 Management LLC)                                    . 0.60% for assets over $150 million
                                                    . The above fee is reduced by 10% for the period beginning
                                                      October 1, 2005, and extending to and including
                                                      September 30, 2007.

- SSgA Funds Management, Inc.                       . 0.08% for first $50 million in assets, plus
                                                    . 0.06% for next $50 million in assets, plus
                                                    . 0.04% for assets over $100 million
                                                    . (minimum $50,000 on an annualized basis)

Large Company Stock Fund

- Smith Barney Fund Management LLC                  . 0.45% for first $45 million in assets, plus
 (through 11/30/06)                                 . 0.35% for assets over $45 million

- ClearBridge Advisors, LLC                         . 0.45% for first $45 million in assets, plus
 (began 12/1/06)                                    . 0.35% for assets over $45 million

- SSgA Funds Management, Inc.                       . 0.05% for first $50 million in assets, plus
                                                    . 0.04% for next $50 million in assets, plus
                                                    . 0.02% for assets over $100 million
                                                    . (minimum $50,000 on an annualized basis)

- Wellington Management Company LLP                 . 0.45% of assets

Diversified Bond Fund

- Salomon Brothers Asset Management, Inc.           . 0.35% for first $50 million in assets, plus
 (through 4/30/06)                                  . 0.30% for next $50 million in assets, plus
                                                    . 0.25% for assets over $100 million

- Wellington Management Company LLP (began 5/01/06) . 0.35% for first $50 million in assets, plus
                                                    . 0.30% for next $50 million in assets, plus
                                                    . 0.15% for assets over $100 million

- SSgA Funds Management, Inc.                       . 0.05% in assets

- Western Asset Management Company LLP              . 0.25% for first $250 million in assets, plus
                                                    . 0.15% for assets over $250 million

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / December 31, 2006 (continued)


The Company has entered into an administrative agreement with MIFM pursuant to which MIFM is responsible for providing or obtaining recordkeeping, subaccounting and other administrative services for R Shares shareholders. MIFM receives an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of the R Shares for such services to investors in the R Shares. MIFM does not currently charge an administrative service fee to investors in the I Shares.

Effective September 1, 2006, the Company has entered into a distribution and shareholder servicing plan (the "Plan") with MetLife Securities, Inc., the Funds' distributor pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the R shares of each Fund may pay MetLife Securities, Inc. an annual rate of up to 0.25% of the average daily net assets of the R Shares as compensation for distribution and shareholder services. CitiStreet Equities LLC served as the Funds' distributor until August 31, 2006.

The chart below sets forth the brokerage commissions paid by the Funds to affiliated broker-dealers during the year ended December 31, 2006:

                 Fund             Affiliated Broker-Dealer   Commissions
                 ----           ---------------------------- -----------
       Small Company Stock Fund Jefferies & Co., Inc.           $550
                                Legg Mason Wood Walker, Inc.      48
       International Stock Fund State Street Global Markets      230


NOTE 4. BROKER RECAPTURE ARRANGEMENT
The International Stock Fund, Small Company Stock Fund and Large Company Stock Fund have entered into brokerage recapture arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker-dealers. The selection of broker-dealers and the payment of commissions is subject to the standard of best execution.

Under these arrangements for the year ended December 31, 2006, broker dealers paid custodian expenses for the International Stock Fund, the Small Company Stock Fund and the Large Company Stock Fund of $16,778, $6,088 and $149,535, respectively.

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / December 31, 2006 (continued)


NOTE 5. SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the year ended December 31, 2006 were as follows:

                           International Small Company Large Company  Diversified
                            Stock Fund    Stock Fund    Stock Fund     Bond Fund
                           ------------- ------------- ------------- --------------
Purchases
    U.S. Government        $         --  $         --  $     80,655  $1,348,286,210
    Non-U.S. Government     205,969,221   323,238,650   287,206,872     241,189,709
                           ------------  ------------  ------------  --------------
    Total                   205,969,221   323,238,650   287,287,527   1,589,475,919
                           ============  ============  ============  ==============

Sales
    U.S. Government                  --            --     3,659,713   1,360,753,022
    Non-U.S. Government     284,338,769   366,408,711   350,468,517     176,033,121
                           ------------  ------------  ------------  --------------
    Total                  $284,338,769  $366,408,711  $354,128,230  $1,536,786,143
                           ============  ============  ============  ==============

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

                                           International Small Company Large Company  Diversified
                                            Stock Fund    Stock Fund    Stock Fund     Bond Fund
                                           ------------- ------------- ------------- --------------
Federal Income Tax Cost                    $456,586,111  $406,513,803  $728,343,671  $1,027,097,461
Gross Unrealized Appreciation               154,625,328    76,839,124   166,375,600       9,710,455
Gross Unrealized Depreciation                 2,997,940    17,800,319    28,366,167       9,474,494
                                           ------------  ------------  ------------  --------------
Net Unrealized Appreciation (Depreciation) $151,627,388  $ 59,038,805  $138,009,433  $      235,961
                                           ============  ============  ============  ==============

NOTE 6. WRITTEN OPTIONS
The Diversified Bond Fund's activity in written options during the year ended December 31, 2006 was as follows:

                                                  Number of
                                                   Options     Premiums
                                                 -----------  ---------
        Options Outstanding at December 31, 2005         171  $  88,886
            Options Written.....................  11,601,149    573,657
            Options Expired.....................        (757)  (293,898)
            Options Bought back................. (11,600,338)  (249,314)
                                                 -----------  ---------
        Options Outstanding at December 31, 2006         225  $ 119,331
                                                 ===========  =========

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / December 31, 2006 (continued)

NOTE 7. FEDERAL INCOME TAXES
For federal income tax purposes, the Funds indicated below have a capital loss carryforward as of December 31, 2006 which is available to offset future capital gains, if any.

                                Capital Loss Carryforward Expiration Date
                                ------------------------- ---------------
       Large Company Stock Fund        $26,781,975             2010
                                       ===========
                                       $ 8,067,838             2011
                                       ===========
       Diversified Bond Fund...        $ 9,735,665             2009
                                       ===========
                                       $ 1,596,152             2013
                                       ===========
                                       $ 4,800,225             2014
                                       ===========

The tax character of distributions paid during 2006 was as follows:

                          International Small Company Large Company Diversified
                           Stock Fund    Stock Fund    Stock Fund    Bond Fund
                          ------------- ------------- ------------- -----------
 Distributions paid from:
 Ordinary income.........  $10,697,886   $   566,275   $8,059,739   $38,582,676
 Short-term capital gain.           --    15,173,863           --            --
 Long-term capital gain..           --    38,130,683           --            --
                           -----------   -----------   ----------   -----------
                           $10,697,886   $53,870,821   $8,059,739   $38,582,676
                           ===========   ===========   ==========   ===========

The tax character of distributions paid during 2005 was as follows:

                          International Small Company Large Company Diversified
                           Stock Fund    Stock Fund    Stock Fund    Bond Fund
                          ------------- ------------- ------------- -----------
 Distributions paid from:
 Ordinary income.........  $6,781,562    $   481,027   $9,049,096   $30,484,596
 Long-term capital gain..          --     19,339,263           --            --
                           ----------    -----------   ----------   -----------
                           $6,781,562    $19,820,290   $9,049,096   $30,484,596
                           ==========    ===========   ==========   ===========

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / December 31, 2006 (continued)



As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

                                       International Small Company Large Company  Diversified
                                        Stock Fund    Stock Fund    Stock Fund     Bond Fund
                                       ------------- ------------- ------------- ------------
Undistributed ordinary income......... $ 17,837,958  $ 13,054,348  $ 10,987,532  $ 44,534,676
Undistributed long-term gains.........   45,667,463    54,646,819            --            --
Unrealized appreciation (depreciation)  151,649,997    58,997,640   138,018,319       299,091
Capital Loss Carryforward.............           --            --   (34,849,813)  (16,132,042)
Undistributed capital.................            8        41,165        (8,886)      (41,028)
                                       ------------  ------------  ------------  ------------
                                       $215,155,426  $126,739,972  $114,147,152  $ 28,660,697
                                       ============  ============  ============  ============

The differences between book and tax basis are attributable primarily to the tax deferral of losses on wash sales.

NOTE 8. RECENT ACCOUNTING PRONOUNCEMENTS
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for Investment Companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on each Fund's financial statement disclosures.

 Report of Independent Registered Public Accounting Firm
 MetLife Investment Funds, Inc.


To the Board of Trustees and Shareholders of the MetLife Investment Funds, Inc. (formerly, the CitiStreet Investment Funds, Inc.):
MetLife Investment International Stock Fund (formerly, the CitiStreet International Stock Fund),
MetLife Investment Small Company Stock Fund (formerly, the CitiStreet Small Company Stock Fund),
MetLife Investment Large Company Stock Fund (formerly, the CitiStreet Large Company Stock Fund),
MetLife Investment Diversified Bond Fund (formerly, the CitiStreet Diversified Bond Fund),
(individually a "Fund" and collectively the "Funds")

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the above referenced Funds as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 16, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2006, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 19, 2007

 Additional Information
 MetLife Investment Funds, Inc. / December 31, 2006



TAX INFORMATION (UNAUDITED)
For the year ended December 31, 2006, the International Stock Fund elected, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes to its shareholders. Gross foreign source income and foreign taxes passed through with respect to this election are $16,951,730 ($0.53 per share) and $1,400,647 ($0.04 per share), respectively.

Of the distributions made by the Funds for the year ended December 31, 2006, the percentages which will qualify for the dividends received deduction available to corporate shareholders for the International Stock Fund, the Small Company Stock Fund, the Large Company Stock Fund, and the Diversified Bond Fund are 0%, 16%, 91% and 0%, respectively.

DIRECTORS AND OFFICERS (UNAUDITED)
The following tables list the Company's directors and officers; their address and age; their position with the Company; the length of time holding that position with the Company; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Company's Statement of Additional Information includes additional information about the Company's directors and is available, without charge, upon request by calling toll free 1-800-242-7884.

INTERESTED DIRECTOR

                                                                                            NUMBER OF
                                     TERM OF                                              PORTFOLIOS IN
                                    OFFICE AND                                                FUND
                       POSITION(S)  LENGTH OF           PRINCIPAL OCCUPATION(S)            COMPLEX(2)
                        HELD WITH      TIME               DURING PAST 5 YEARS              OVERSEEN BY
NAME, ADDRESS, AND AGE    FUND      SERVED(1)        INCLUDING OTHER DIRECTORSHIPS          DIRECTOR
---------------------- ------------ ---------- ------------------------------------------ -------------

Elizabeth M. Forget(3) Director and   Since    Vice President, MetLife, Inc. (July 2000 -      89
MetLife                Chairman of   May 17,   present); President, Met Investors
260 Madison Avenue     the Board      2006     Advisory LLC (December 2000 - present);
New York, NY 10016                             President, MetLife Advisors LLC (May
Age: 40                                        2006 - present); Trustee and President of
                                               Met Investors Series Trust, since
                                               December 2000; Director and President
                                               of MetLife Investment Funds
                                               Management LLC, since June 2006;
                                               Director, Chairman of the Board,
                                               President and Chief Executive Officer of
                                               Metropolitan Series Fund, Inc. (since
                                               2006).

INDEPENDENT DIRECTORS

                                     TERM OF
                                    OFFICE AND                                       NUMBER OF
                        POSITION(S) LENGTH OF                                      PORTFOLIOS IN
                         HELD WITH     TIME          PRINCIPAL OCCUPATION(S)           FUND
NAME, ADDRESS, AND AGE     FUND     SERVED(1)          DURING PAST 5 YEARS          COMPLEX(2)
----------------------- ----------- ---------- ----------------------------------- -------------

Jane DiRenzo Pigott      Director    13 years  Managing Director, R3 Group LLC         Four
c/o MetLife                                    and its predecessors (consulting);
Investment Funds, Inc.                         prior to February 2002, Partner and
400 Atrium Drive                               Chairperson of the Environmental
Somerset, NJ 08873-4172                        Law Department, Winston & Strawn
Age: 49                                        (law firm).

John G. Beam, Jr.        Director    13 years  Chairman of the Board, Acordia of       Four
c/o MetLife                                    Kentucky, Inc. (insurance).
Investment Funds, Inc.
400 Atrium Drive
Somerset, NJ 08873-4172
Age: 59

Nicholas D. Yatrakis     Director    13 years  Physician in private practice.          Four
c/o MetLife
Investment Funds, Inc.
400 Atrium Drive
Somerset, NJ 08873-4172
Age: 59

Steven I. Weinstein      Director    13 years  Of Counsel to Florio, Perrucci,         Four
c/o MetLife                                    Steinhardt & Fader LLC; Executive
Investment Funds, Inc.                         Vice President of Peron Development
400 Atrium Drive                               LLC; from May 2001 to October 2004,
Somerset, NJ 08873-4172                        Vice President and Deputy General
Age: 60                                        Counsel, Foster Wheeler Ltd.

Ross Jones               Director     Since    Retired Senior Vice President and       Four
c/o MetLife                          May 12,   Chief Financial Officer of Knight
Investment Funds, Inc.                 2005    Ridder, Inc.
400 Atrium Drive
Somerset, NJ 08873-4172
Age: 64

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

                                    TERM OF
                                   OFFICE AND
                       POSITION(S) LENGTH OF
                        HELD WITH     TIME                   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE    FUND     SERVED(1)                   DURING PAST 5 YEARS
---------------------- ----------- ---------- -----------------------------------------------------

Alan Leland            President     Since    Treasurer and Chief Financial Officer, MetLife
Metropolitan                       November   Advisers, LLC; Treasurer, Met Investors Advisory,
Life Insurance Company             18, 2005.  LLC, since 2002; Vice President, MetLife Group, Inc.,
501 Boylston Street                           since 2003; Vice President, MetLife; Senior Vice
Boston, MA 02116                              President, NELICO; Director and Vice President,
Age: 54                                       MetLife Investment Funds Management LLC, since
                                              2005, Senior Vice President, Metropolitan Series
                                              Fund, Inc. and Metropolitan Series Fund II, since
                                              2005; Assistant Treasurer, Travelers Asset
                                              Management International Company LLC and
                                              Travelers Investment Adviser, Inc., since 2005.

John F. Guthrie, Jr.   Vice          Since    Manager and Senior Vice President, MetLife
Metropolitan           President   November   Advisers; Vice President, MetLife; Vice President,
Life Insurance Company             18, 2005   NELICO; Vice President, Met Investors Advisory,
501 Boylston Street                           LLC, since 2005; Director, since June 2006 and Vice
Boston, MA 02116                              President, since 2005, MetLife Investment Funds
Age: 63                                       Management LLC, Senior Vice President,
                                              Metropolitan Series Fund, Inc. and Metropolitan
                                              Series Fund II, since 2002; formerly, Senior Vice
                                              President, Zenith Fund.(4)

Thomas G. Hogan, Jr.   Senior Vice   Since    Senior Vice President, Metropolitan Life Insurance
MetLife, Inc.          President   November   Company.
400 Atrium Drive                   18, 2005
Somerset, NJ 08873
Age: 49

Peter Duffy            Treasurer,    Since    Senior Vice President, MetLife Advisers, since
Metropolitan           Chief       November   December 1998; Senior Vice President, NELICO; Vice
Life Insurance Company Financial   18, 2005   President, MetLife; Vice President, Travelers Asset
501 Boylston Street    Officer and            Management International Company LLC and
Boston, MA 02116       Chief                  Travelers Investment Adviser, Inc., since 2005; Vice
Age: 51                Accounting             President and Treasurer, Metropolitan Series Fund,
                       Officer                Inc. and Metropolitan Series Fund II, since 2000;
                                              formerly, Vice President and Treasurer, Zenith
                                              Fund.(4)

Thomas M. Lenz         Secretary     Since    General Counsel and Secretary, MetLife Advisers,
Metropolitan           and Chief   November   since 1998; Assistant General Counsel, MetLife;
Life Insurance Company Legal       18, 2005   formerly, Vice President and Secretary, Metropolitan
501 Boylston Street    Officer                Series Fund, Inc. and Metropolitan Series Fund II,
Boston, MA 02116                              since 2002; Vice President and Secretary, Zenith
Age: 48                                       Fund.(4)

                                      TERM OF
                                     OFFICE AND
                        POSITION(S)  LENGTH OF
                         HELD WITH      TIME                    PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE     FUND      SERVED(1)                    DURING PAST 5 YEARS
----------------------- ----------- ------------ -----------------------------------------------------

Jeffrey Halperin        Chief          Since     Vice President, Corporate Ethics and Compliance,
MetLife, Inc.           Compliance  February 18, MetLife Group, Inc.; Chief Compliance Officer of
27-01 Queens Plaza      Officer         2006     Funds sponsored by MetLife and its affiliates (August
North Long Island City,                          2006 - present); Interim Chief Compliance Officer of
NY 11101                                         Funds sponsored by MetLife and its affiliates
Age: 39                                          (November 2005 - August 2006)

--------
(1)There is no set term of office for the Company's directors and officers. The table lists the number of years the person has served the Company in the listed capacity.
(2)The fund complex includes the Metropolitan Series Fund, Inc. (38 portfolios), Metropolitan Series Fund II (one portfolio), Met Investors Series Trust and the company (four portfolios).
(3)Ms. Forget is an interested director because she is an employee of the Company's investment adviser and its affiliates.
(4)Following its merger into Metropolitan Series Fund, Inc. on May 1, 2003, the Zenith Fund deregistered as an investment company with the SEC on January 29, 2004.

 Additional Information
 MetLife Investment Funds, Inc. / December 31, 2006 (continued)


                      ADDITIONAL REPORTS AND PROXY VOTING

A description of the policies that the MetLife Investment Funds, Inc. (the "Company") uses to determine how to vote proxies relating to portfolio securities and information about how the funds of the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available without charge, upon request, by calling 1-800-242-7884 and on the Securities and Exchange Commission's web-site at www.sec.gov.

The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the Commission's website at www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Commission's Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by the prospectus for the MetLife Investment Funds for individuals that are not current shareholders of the Funds.

ITEM 2. Code of Ethics

        As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics (as defined in Item 2(b) of Form N-CSR) that applies to the registrant's principal executive officers and principal financial and accounting officer (the "Code"). The Code was approved by the registrant's board of directors on November 14, 2003. During the period covered by the report, there was no amendment to the Code or any waivers granted from its provisions. A copy of the Code is filed with this report as an exhibit.

ITEM 3. Audit Committee Financial Expert

        The registrant's Board of Directors has determined that Ross Jones is an "audit committee financial expert" as defined in Item 3 of Form N-CSR. Mr. Jones is "independent" under the standards set forth in
        Item 3 of Form N-CSR.

ITEM 4. Principal Accountant Fees and Services

        The following chart shows the aggregate fees billed in each of the last two fiscal years for services rendered by the registrant's principal accountant, Deloitte & Touche LLP ("Deloitte"). KPMG, LLP ("KPMG") resigned as the independent public accountant for the Company as of September 12, 2005 because KPMG would not be independent with respect to the Company after the MetLife acquisition of the Manager. The Company's Audit Committee approved the selection of Deloitte as the Company's independent public accountant on September 27, 2005.

                                                     2005        2006
                                                    -------   -------
        Audit Fees*            KPMG                 $77,500   $     0
                               Deloitte             $     0   $86,750***
        Audit-Related Fees     KPMG                 $     0   $     0
                               Deloitte             $     0   $     0
        Tax Fees**             KPMG                 $12,000   $12,000
                               Deloitte             $     0   $17,000***
        All Other Fees         KPMG                 $     0   $ 5,000
                               Deloitte             $     0   $     0

--------
* Audit fees include all services related to the audit of the financial statements, including review of the registration statement and the issuance of related consents.
**      Tax fees include review of the registrant's tax filings.
*** Audit and tax fees for the fiscal year ended December 31, 2006 will be billed 2007.

(e)(1) The registrant's Audit Committee Charter provides that the Audit Committee has the duty and power to pre-approve audit and non-audit services provided by the independent accountant as required by law; provided, however, that the

        Chairperson of the Audit Committee shall have the authority to grant pre-approvals of audit and non-audit services subject to the requirement that any such pre-approval shall be presented to the full Audit Committee at its next scheduled meeting.

(e)(2) No services in 2005 or 2006 were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)     Not applicable.

(g) The following chart shows the aggregate non-audit fees billed by Deloitte for services rendered to the registrant and rendered to registrant's investment adviser, MetLife Investment Funds Management LLC, and any entity controlling, controlled by, or under common control with MetLife Investment Funds Management LLC that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
                                                    2005        2006
                                                 ----------- ----------
        Non-Audit Fees                           $12,900,000 $7,800,000

        The amounts set out above represent the aggregate non-audit fees billed by the registrant's accountant to MetLife, Inc., and include, among other non-audit fees, non-audit fees for services rendered to the registrant and rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) The Audit Committee of the registrant's Board of Directors considered the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant's independence.

ITEM 5. Audit Committee of Listed Registrants

        Not applicable.

ITEM 6. Schedule of Investments

        Not applicable.

ITEM 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

        Not applicable.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

        Not applicable.

ITEM 9 Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

        Not applicable.

ITEM 10 Submission of Matters to a Vote of Security Holders

        Not applicable.

ITEM 11. Controls and Procedures

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There has been no change in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. Exhibits

(a)(1)  Code of ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b) Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               MetLife Investment Funds, Inc.

Date: March 1, 2007            By: /s/ Alan C. Leland, Jr.
                                   ---------------------------------------
                                   Alan C. Leland, Jr.
                                   President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 1, 2007            By: /s/ Alan C. Leland, Jr.
                                   ---------------------------------------
                                   Alan C. Leland, Jr.
                                   President and Chief Executive Officer

Date: March 1, 2007            By: /s/ Peter H. Duffy
                                   ---------------------------------------
                                   Peter H. Duffy
                                   Treasurer and Chief
                                   Financial and Accounting Officer

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                                 EXHIBIT LIST
                                 ____________


(a)(1)   Code of ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b) Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.